                                                            Execution Copy

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,
                                  DEPOSITOR

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                   TRUSTEE

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 MASTER SERVICER AND SECURITIES ADMINISTRATOR

                                     and

                           EMC MORTGAGE CORPORATION
                              SELLER AND COMPANY

         ------------------------------------------------------------

                       POOLING AND SERVICING AGREEMENT

                        Dated as of September 1, 2005

         ------------------------------------------------------------

                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
         Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates

                                Series 2005-9

                                  ARTICLE I
                                 DEFINITIONS

                                  ARTICLE II
       CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans to Trustee......................38
Section 2.02   Acceptance of Mortgage Loans by Trustee......................40
Section 2.03   Assignment of Interest in the Mortgage Loan Purchase
               Agreement and Subsequent Mortgage Loan Purchase

                                 ARTICLE III
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.08   Documents, Records and Funds in Possession of Master

Section 3.12   Trustee to Retain Possession of Certain Insurance

                                  ARTICLE IV
                                   ACCOUNTS

Section 4.01   Protected Accounts...........................................57
Section 4.02   Master Servicer Collection Account...........................58
Section 4.03   Permitted Withdrawals and Transfers from the Master
               Servicer Collection Account..................................59
Section 4.04   Distribution Account.........................................60
Section 4.05   Permitted Withdrawals and Transfers from the
               Distribution Account.........................................60
Section 4.06   Reserve Fund.................................................60
Section 4.07   Class XP Reserve Account.....................................60
Section 4.08   Cap Reserve Account..........................................60
Section 4.09   Pre-Funding Accounts and Pre-Funding Reserve Accounts........60
Section 4.10   Interest Coverage Account....................................60

                                  ARTICLE V
                                 CERTIFICATES

                                  ARTICLE VI
                        PAYMENTS TO CERTIFICATEHOLDERS

Section 6.01.1 Distributions on the Group I Certificates....................77
Section 6.01.2 Distributions on the Group II Certificates...................77
Section 6.02.1 Allocation of Losses and Subsequent Recoveries on the
               Group I Certificates.........................................77
Section 6.02.2 Allocation of Losses and Subsequent Recoveries on the

Section 6.07   Distributions on REMIC I Regular Interests and REMIC II
               Regular Interests............................................88

                                 ARTICLE VII
                             THE MASTER SERVICER

Section 7.01   Liabilities of the Master Servicer...........................89
Section 7.02   Merger or Consolidation of the Master Servicer...............89
Section 7.03   Indemnification of the Trustee, the Master Servicer and
               the Securities Administrator.................................89
Section 7.04   Limitations on Liability of the Master Servicer and

                                 ARTICLE VIII
                                   DEFAULT

                                  ARTICLE IX
           CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

Section 9.01   Duties of Trustee............................................97
Section 9.02   Certain Matters Affecting the Trustee and the Securities
               Administrator................................................99
Section 9.03   Trustee and Securities Administrator Not Liable for
               Certificates or Mortgage Loans..............................100
Section 9.04   Trustee and Securities Administrator May Own Certificates...101
Section 9.05   Trustee's and Securities Administrator's Fees and
               Expenses....................................................101
Section 9.06   Eligibility Requirements for Trustee and Securities
               Administrator...............................................101
Section 9.07   Insurance...................................................102
Section 9.08   Resignation and Removal of the Trustee and Securities
               Administrator...............................................102
Section 9.09   Successor Trustee and Successor Securities Administrator....103
Section 9.10   Merger or Consolidation of Trustee or Securities
               Administrator...............................................104
Section 9.11   Appointment of Co-Trustee or Separate Trustee...............104
Section 9.12   Federal Information Returns and Reports to
               Certificateholders; REMIC Administration....................105

                                  ARTICLE X
                                 TERMINATION

Section 10.01  Termination Upon Repurchase by EMC or its Designee or
               Liquidation of the Mortgage Loans...........................108
Section 10.02  Additional Termination Requirements.........................110

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

                                   APPENDIX

Appendix 1        -     Calculation of Class Y Principal Reduction Amount

                                   EXHIBITS

Exhibit A-1       -     Form of Class I-A Certificates
Exhibit A-2       -     Form of Class I-M Certificates
Exhibit A-3       -     Form of Class I-B-1 Certificates and Class I-B-2
Certificates
Exhibit A-4       -     Form of Class I-B-3 Certificates
Exhibit A-5-1     -     Form of Class R Certificates
Exhibit A-5-2     -     Form of Class R-X Certificates
Exhibit A-6       -     Form of Class B-IO Certificates
Exhibit A-7       -     Form of Class XP Certificates
Exhibit A-8       -     Form of Class II-A Certificates
Exhibit A-9       -     Form of Class II-M Certificates
Exhibit A-10      -     Form of Class II-B-1, Class II-B-2 and Class II-B-3
                        Certificates
Exhibit A-11      -     Form of Class II-B-4, Class II-B-5 and Class II-B-6
Certificates
Exhibit B         -     Mortgage Loan Schedule
Exhibit C         -     [Reserved]
Exhibit D         -     Request for Release of Documents
Exhibit E                     Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1                   Form of Investment Letter
Exhibit F-2                   Form of Rule 144A and Related Matters
                        Certificate
Exhibit F-3                   Form of Transferor Representation Letter
Exhibit G                     Form of Custodial Agreement
Exhibit H-1             Countrywide Servicing Agreement
Exhibit H-2                   EMC Servicing Agreement
Exhibit H-3                   EverHome Servicing Agreement
Exhibit H-4             GreenPoint Servicing Agreement
Exhibit H-5                   Harbourside Servicing Agreement
Exhibit H-6                   HomeBanc Servicing Agreement
Exhibit H-7                   National City Servicing Agreement
Exhibit H-8             PHH Servicing Agreement
Exhibit H-9             SunTrust Servicing Agreement
Exhibit H-10            Waterfield Servicing Agreement
Exhibit I                     Assignment Agreements
Exhibit J                     Mortgage Loan Purchase Agreement
Exhibit K               Form of Subsequent Mortgage Loan Purchase Agreement
Exhibit L               Form of Subsequent Transfer Instrument
Exhibit M                     Form of Trustee Limited Power of Attorney

28

                       POOLING AND SERVICING AGREEMENT

      Pooling and  Servicing  Agreement  dated as of September 1, 2005,  among
Structured  Asset  Mortgage  Investments II Inc., a Delaware  corporation,  as depositor (the  "Depositor"),  JPMorgan Chase Bank,  National  Association,  a
banking association  organized under the laws of the United States, not in its individual  capacity but solely as trustee (the "Trustee"),  Wells Fargo Bank,
National  Association,  as master  servicer  (in such  capacity,  the  "Master
Servicer") and as securities  administrator (in such capacity, the "Securities
Administrator"),  and EMC Mortgage  Corporation,  as seller (in such capacity, the "Seller") and as company (in such capacity, the "Company").

                            PRELIMINARY STATEMENT

      On or prior to the Closing Date or a Subsequent  Transfer  Date,  in the
case of Subsequent  Transfer Loans, the Depositor  acquired the Mortgage Loans or  Subsequent  Transfer  Loans,  as the case may be, from the Seller.  On the
Closing  Date,  the Depositor  will sell the Mortgage  Loans and certain other property to the Trust Fund and receive in consideration  therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting  REMIC I to be treated for federal income tax purposes as a  REMIC.  On  the  Startup  Day,  the  REMIC  I  Regular  Interests  will  be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting REMIC II to be treated for federal income tax purposes as a  REMIC.  On the  Startup  Day,  the  REMIC  II  Regular  Interests  will  be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting  REMIC III to be treated for federal  income tax purposes as a REMIC.  On the  Startup  Day,  the REMIC III  Regular  Interests  will be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting REMIC IV to be treated for federal income tax purposes as a  REMIC.  On the  Startup  Day,  the  REMIC  IV  Regular  Interests  will  be designated "regular interests" in such REMIC.

      The  Trustee  on behalf  of the Trust  shall  make an  election  for the assets  constituting  REMIC V to be treated for federal income tax purposes as a REMIC.  On the Startup Day, the REMIC V Regular  Interest will be designated the "regular interest" in such REMIC.

      The  Class R  Certificates  will  evidence  ownership  of the  "residual interest"  in  each of  REMIC  I,  REMIC  II,  REMIC  III and  REMIC  IV.  The
Class R-X  Certificates will evidence ownership of the "residual  interest" in
REMIC V.

      The Group I-1 Loans  will have an  Outstanding  Principal  Balance as of the Cut-off Date,  after  deducting  all Scheduled  Principal due on or before the Cut-off  Date,  of  approximately  $778,372,109.  The Sub-Loan  Group II-1
Loans  will have an  Outstanding  Principal  Balance as of the  Cut-off  Date,
after deducting all Scheduled  Principal due on or before the Cut-off Date, of approximately  $254,137,578.  The Sub-Loan Group II-2 Mortgage Loans will have an Outstanding  Principal  Balance as of the Cut-off Date, after deducting all
Scheduled  Principal  due on or before  the  Cut-off  Date,  of  approximately
$462,675,850.   The  Sub-Loan   Group  II-3   Mortgage   Loans  will  have  an
Outstanding  Principal  Balance as of the Cut-off  Date,  after  deducting all
Scheduled  Principal  due on or before  the  Cut-off  Date,  of  approximately
$177,461,224.   The  Sub-Loan   Group  II-4   Mortgage   Loans  will  have  an
Outstanding  Principal  Balance as of the Cut-off  Date,  after  deducting all
Scheduled  Principal  due on or before  the  Cut-off  Date,  of  approximately
$219,938,130.   The  Sub-Loan   Group  II-5   Mortgage   Loans  will  have  an
Outstanding  Principal  Balance as of the Cut-off  Date,  after  deducting all
Scheduled  Principal  due on or before  the  Cut-off  Date,  of  approximately
$186,809,472.   The  Sub-Loan   Group  II-6   Mortgage   Loans  will  have  an
Outstanding  Principal  Balance as of the Cut-off  Date,  after  deducting all
Scheduled  Principal  due on or before  the  Cut-off  Date,  of  approximately
$418,190,396.

      In  consideration  of  the  mutual  agreements  herein  contained,   the
Depositor, the Master Servicer, the Securities Administrator,  the Seller, the
Company and the Trustee agree as follows:

                                  ARTICLE I
                                 Definitions

      Whenever  used in this  Agreement,  the  following  words  and  phrases, unless otherwise  expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

      Accepted  Master  Servicing  Practices:  With  respect  to any  Mortgage
Loan,  those  customary  mortgage  servicing  practices  of  prudent  mortgage servicing  institutions  that master  service  mortgage loans of the same type and  quality  as such  Mortgage  Loan in the  jurisdiction  where the  related
Mortgaged Property is located,  to the extent applicable to the Trustee or the
Master Servicer (except in its capacity as successor to a Servicer).

      Account:  The  Master  Servicer  Collection  Account,  the  Distribution
Account,  the  Pre-Funding  Account,  the  Pre-Funding  Reserve  Account,  the
Interest Coverage Account,  the Protected Account,  the Cap Reserve Account or
the Class XP Reserve Account, as the context may require.

      Accrued  Certificate  Interest:  For any  Group II  Certificate  for any
Distribution  Date, the interest  accrued during the related  Interest Accrual
Period  at the  applicable  Pass-Through  Rate  on the  Certificate  Principal
Balance of such Group II Certificate  immediately  prior to such  Distribution
Date, on the basis of a 360-day year consisting of twelve 30-day months,  less
(i) in the case of a Group II Senior Certificate,  such Group II Certificate's share of any Net  Interest  Shortfall  from the  related  Mortgage  Loans and, after the Cross-Over  Date, the interest portion of any Realized Losses on the related  Mortgage  Loans,  in each case allocated  thereto in accordance  with
Section 6.02.2(g) and  (ii) in the case of a Group II Subordinate Certificate, such  Certificate's  share of any Net  Interest  Shortfall  from  the  related
Mortgage Loans and the interest  portion of any Realized Losses on the related
Mortgage   Loans,   in  each  case  allocated   thereto  in  accordance   with
Section 6.02.2(g).

      Affiliate:  As to any Person, any other Person  controlling,  controlled by or under  common  control with such  Person.  "Control"  means the power to direct the  management  and  policies  of a Person,  directly  or  indirectly, whether  through  ownership of voting  securities,  by contract or  otherwise.
"Controlled"  and  "Controlling"  have meanings  correlative to the foregoing.
The Trustee may  conclusively  presume  that a Person is not an  Affiliate  of another  Person  unless  a  Responsible  Officer  of the  Trustee  has  actual knowledge to the contrary.

      Aggregate  Subordinate  Optimal  Principal  Amount:  With respect to any
Distribution  Date, the sum of the Subordinate  Optimal  Principal Amounts for
all Sub-Loan Groups in Loan Group II for such Distribution Date.

      Agreement:  This  Pooling and  Servicing  Agreement  and all  amendments hereof and supplements hereto.

      Allocable  Share:  With  respect  to any  Class of Group II  Subordinate
Certificates and any Distribution  Date, an amount equal to the product of (i)
the Aggregate Subordinate Optimal Principal Amount and (ii) the fraction,  the numerator of which is the Certificate  Principal Balance of such Class and the denominator  of which is the aggregate  Certificate  Principal  Balance of all
Classes of the Group II Subordinate Certificates;  provided,  however, that no
Class of Group II Subordinate  Certificates  (other than the outstanding Class of Group II Subordinate  Certificates  with the lowest numerical  designation)
shall be entitled on any Distribution Date to receive  distributions  pursuant to clauses  (ii),  (iii) and  (v) of the  definition  of  Subordinate  Optimal
Principal Amount unless the related Class Prepayment  Distribution Trigger for such Distribution Date has been satisfied (any amount  distributable  pursuant to clauses  (ii),  (iii) and  (v) of the  definition  of  Subordinate  Optimal
Principal Amount shall be distributed among the Classes entitled thereto,  pro rata based on their  respective  Certificate  Principal  Balances);  provided, further,  that if on a Distribution Date, the Certificate Principal Balance of
any  Class of  Group  II  Subordinate   Certificates  for  which  the  related
Class Prepayment  Distribution  Trigger has been satisfied is reduced to zero, such Class's  remaining  Allocable Share shall be distributed to the remaining
Classes of Group II Subordinate  Certificates  sequentially beginning with the
Class with the lowest  numerical  designation in reduction of their respective
Certificate Principal Balances.

      Applicable  Credit  Rating:  For any  long-term  deposit or security,  a credit  rating  of AAA in the  case of S&P or Aaa in the case of  Moody's  (or with respect to  investments  in money market funds, a credit rating of "AAAm"
or  "AAAm-G" in the case of S&P and the  highest  rating  given by Moody's for money  market  funds in the case of Moody's).  For any  short-term  deposit or security,  or a rating  of A-l+ in the case of S&P or  Prime-1  in the case of
Moody's.

      Applicable  State Law: For purposes of  Section 9.12(d),  the Applicable
State  Law  shall be (a) the law of the  State of New York and (b) such  other state law whose  applicability shall have been brought to the attention of the
Securities  Administrator  and the Trustee by either (i) an Opinion of Counsel
reasonably  acceptable  to  the  Securities   Administrator  and  the  Trustee
delivered  to it by the Master  Servicer  or the  Depositor,  or  (ii) written notice from the appropriate  taxing authority as to the  applicability of such state law.

      Applied  Realized  Loss Amount:  With respect to any  Distribution  Date and a Class of Group I Offered  Certificates,  the sum of the Realized  Losses
with  respect  to the  Group I  Mortgage  Loans,  which are to be  applied  in reduction  of the  Certificate  Principal  Balance  of such  Class  of Group I
Offered  Certificates  pursuant to this  Agreement  in an amount  equal to the amount, if any, by which, (i) the aggregate  Certificate  Principal Balance of all of the Group I Certificates  (after all distributions of principal on such
Distribution  Date) exceeds (ii) the aggregate Stated Principal Balance of all of the  Group I  Mortgage  Loans  for  such  Distribution  Date.  The  Applied
Realized   Loss  Amount   shall  be   allocated   first  to  the  Class  I-B-3
Certificates,  the Class I-B-2 Certificates, the Class I-B-1 Certificates, the
Class I-M-2 Certificates and the Class I-M-1  Certificates,  in that order (so long as their respective  Certificate Principal Balances have not been reduced to zero),  and thereafter the Applied Realized Loss Amount with respect to the
Group  I  Mortgage  Loans  shall  be  allocated  first  to  the  Class  I-1A-2
Certificates and then to the Class I-1A-1 Certificates,  until the Certificate
Principal Balance of each such Class has been reduced to zero.

      Appraised  Value:  For any  Mortgaged  Property  related  to a  Mortgage
Loan, the amount set forth as the appraised  value of such Mortgaged  Property in an  appraisal  made for the  mortgage  originator  in  connection  with its origination of the related Mortgage Loan.

      Assignment  Agreements:  The  agreements  attached  hereto as Exhibit I, whereby the Servicing  Agreements were assigned to the Trustee for the benefit of the Certificateholders.

      Assumed  Final   Distribution   Date:   With  respect  to  the  Group  I
Certificates,  the  Distribution  Date  occurring in November,  2035, and with respect to the Group II  Certificates,  the  Distribution  Date  occurring  in
November,  2035, or, in each case, if such day is not a Business Day, the next succeeding Business Day.

      Available  Funds:  With  respect  to  any  Distribution  Date  and  each
Sub-Loan  Group in Loan  Group  II, an amount  equal to the  aggregate  of the following  amounts with respect to the Group II Mortgage  Loans in the related
Sub-Loan  Group:  (a) all  previously  undistributed  payments  on  account of principal  (including the principal portion of Scheduled  Payments,  Principal
Prepayments  and the principal  portion of Net  Liquidation  Proceeds) and all previously  undistributed  payments on account of interest  received after the
Cut-off Date or  Subsequent  Cut-Off Date, as the case may be, and on or prior to the related  Determination  Date, (b) any Monthly Advances and Compensating
Interest  Payments by the Servicer or the Master Servicer with respect to such
Distribution  Date,  (c) any  reimbursed  amount in connection  with losses on investments  of deposits  in certain  eligible  investments  in respect of the
Group  II  Mortgage  Loans  in the  related  Sub-Loan  Group,  (d) any  amount allocated  from the Available  Funds of another  Sub-Loan  Group in accordance with Section  6.01.2(a)(I),  (e) any Remaining Pre-Funding Amount with respect to  such  Sub-Loan  Group  withdrawn  from  the  Pre-Funding  Reserve  Account pursuant to Section  4.09(e)(ii)  herein,  and (f) any amounts  withdrawn from the Pre-Funding  Reserve Account in respect of such Sub-Loan Group pursuant to
Section 4.09(e)(iii) herein, except:

(i) all  payments  that were due on or before the Cut-off  Date or  Subsequent
Cut-Off Date, as the case may be;

(ii) all Principal  Prepayments  and Liquidation  Proceeds  received after the applicable Prepayment Period;

(iii) all payments,  other than Principal  Prepayments,  that represent  early receipt  of  Scheduled  Payments  due on a date  or  dates  subsequent  to the related Due Date;

(iv) amounts  received  on  particular  Mortgage  Loans  as late  payments  of principal or interest and respecting  which, and to the extent that, there are any unreimbursed Monthly Advances;

(v) amounts  representing  Monthly  Advances  determined to be  Nonrecoverable
Advances;

(vi) any  investment  earnings  on amounts  on deposit in the Master  Servicer
Collection  Account and the Distribution  Account and amounts  permitted to be withdrawn from the Master  Servicer  Collection  Account and the  Distribution
Account pursuant to this Agreement;

(vii) amounts  needed to pay the  Servicing  Fees or to reimburse any Servicer or the Master  Servicer for amounts due under the Servicing  Agreement and the
Agreement  to the  extent  such  amounts  have not been  retained  by, or paid previously to, such Servicer or the Master Servicer;

(viii) amounts  applied  to pay  any  fees  with  respect  to any  lender-paid primary mortgage insurance policy; and

(ix) any  expenses  or  other  amounts   reimbursable  to  the  Trustee,   the
Securities  Administrator,  the Master Servicer and the Custodian  pursuant to
Section 7.04(c) or Section 9.05.

      Average  Loss  Severity  Percentage:  With  respect to any  Distribution
Date and each  Sub-Loan  Group in Group II,  the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the Loss Severity  Percentages for each Group II  Mortgage  Loan in such  Sub-Loan  Group that had a Realized
Loss and the  denominator of which is the number of Group II Mortgage Loans in the related Sub-Loan Group that had Realized Losses.

      Bankruptcy  Code:  The  United  States  Bankruptcy  Code,  as amended as codified in 11 U.S.C. §§ 101-1330.

      Bankruptcy  Loss:  With  respect to any  Mortgage  Loan,  any  Deficient
Valuation or Debt Service  Reduction related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

      Basis Risk  Shortfall:  With respect to any  Distribution  Date and each
Class of Group I  Offered  Certificates  for which  the  Pass-Through  Rate is based upon the Net Rate Cap, the excess,  if any, of (a) the amount of Current
Interest  that  such  Class  would  have  been  entitled  to  receive  on such
Distribution  Date had the applicable  Pass-Though  Rate been  calculated at a per annum  rate equal to the lesser of (i)  One-Month  LIBOR plus the  related
Margin and (ii) 11.50%  over (b) the amount of Current  Interest on such Class of Offered  Certificates  calculated using a Pass-Though Rate equal to the Net
Rate Cap for such Distribution Date.

      Basis  Risk  Shortfall  Carry  Forward  Amount:   With  respect  to  any
Distribution Date and each Class of Group I Offered  Certificates,  the sum of the  Basis  Risk  Shortfall  for such  Distribution  Date and the  Basis  Risk
Shortfall for all previous  Distribution  Dates not  previously  paid from any source  including  Excess  Cashflow  and  payments  under  the Cap  Contracts, together with interest  thereon at a rate equal to the lesser of (i) One-Month
LIBOR plus the related Margin and (ii) 11.50%, for such Distribution Date.

      Book-Entry   Certificates:   Initially,   the  Senior  Certificates  and
Offered Subordinate Certificates.

      Business Day: Any day other than (i) a  Saturday or a Sunday,  or (ii) a day on which the New York Stock  Exchange  or Federal  Reserve is closed or on which  banking  institutions  in the  jurisdiction  in which the Trustee,  the
Master Servicer,  Custodian,  any Servicer or the Securities Administrator are
authorized or obligated by law or executive order to be closed.

      Cap  Contract:  With respect to any of the Class  I-1A-1,  Class I-1A-2,
Class  I-M-1,   Class  I-M-2,   Class  I-B-1,   Class  I-B-2  or  Class  I-B-3
Certificates,  the respective  cap contracts,  dated as of September 30, 2005, between  the  Trustee,  on behalf of the  Trust for the  benefit  of the Class
I-1A-1,  Class I-1A-2,  Class I-M-1,  Class I-M-2, Class I-B-1, Class I-B-2 or
Class I-B-3 Certificateholders, as the case may be, and the Counterparty.

      Cap Contract Payment Amount:  With respect to any Distribution  Date and a Cap Contract,  the amounts received from such Cap Contract,  if any, on such
Distribution Date.

      Cap  Reserve  Account:   The  trust  account  or  accounts  created  and
maintained by the  Securities  Administrator  pursuant to Section 4.08 hereof, which shall be denominated  "JPMorgan  Chase Bank,  National  Association,  as
Trustee f/b/o holders of Structured  Asset Mortgage  Investments II Inc., Bear
Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates,  Series 2005-9
- Cap  Reserve  Account."  For  purposes  of the  REMIC  Provisions,  the  Cap
Reserve  Account  will be an outside  reserve  fund.  For  federal  income tax purposes,  the Class B-IO  Certificateholder  shall be treated as the owner of the Cap Reserve  Account and shall include any investment  earnings on the Cap
Reserve  Account in income for such purposes.  Any amounts  distributed to the
Cap  Reserve  Account  from any REMIC  created  hereunder  shall be treated as having been distributed to the Class B-IO Certificateholder from such REMIC.

      Certificate:   Any  mortgage  pass-through   certificate   evidencing  a
beneficial  ownership  interest in the Trust Fund signed and  countersigned by the  Securities  Administrator  in  substantially  the forms annexed hereto as
Exhibits A-1, A-2, A-3, A-4, A-5-1,  A-5-2,  A-6, A-7, A-8, A-9, A-10 and A-11
with the blanks therein appropriately completed.

      Certificate  Group: With respect to the Group I Certificates,  the Class
I-1A-1  Certificates  and the Class I-1A-2  Certificates.  With respect to the
Group  II  Certificates  and (ii)  Sub-Loan  Group  II-1,  the  Class  II-1A-1
Certificates  and Class II-1A-2  Certificates,  (ii) Sub-Loan  Group II-2, the
Class  II-2A-1  Certificates,  (iii)  Sub-Loan  Group II-3,  the Class II-3A-1
Certificates  and the Class II-3A-2  Certificates,  (iv) Sub-Loan  Group II-4,
the Class II-4A-1  Certificates,  (v) Sub-Loan  Group II-5,  the Class II-5A-1
Certificates  and the Class  II-5A-2  Certificates,  and (vi)  Sub-Loan  Group
II-6, the Class II-6A-1 Certificates and the Class II-6A-2 Certificates.

      Certificate  Owner:  Any  Person  who  is  the  beneficial  owner  of  a
Certificate registered in the name of the Depository or its nominee.

      Certificate  Principal  Balance:  With respect to any Certificate (other
than  the  Class  B-IO,  Class  R  or  Class  R-X   Certificates)  as  of  any
Distribution  Date, the initial  principal amount of such Certificate plus, in the case of a Subordinate  Certificates,  any Subsequent  Recoveries  added to the Certificate  Principal  Balance of such  Certificates  pursuant to Section
6.02.1(b)  or  Section  6.02.2(h)  hereof,  and  reduced  by  (i) all  amounts distributed on previous  Distribution  Dates on such  Certificate with respect to  principal,  (ii) solely  in the  case of the  Group II  Certificates,  the
principal   portion  of  all  Realized  Losses  (other  than  Realized  Losses resulting from Debt Service  Reductions)  allocated prior to such Distribution
Date to such  Certificate,  taking account of the applicable  Loss  Allocation
Limitation, (iii) solely in the case of the Group I Certificates,  any Applied
Realized Loss Amounts allocated to such Class on previous  Distribution Dates,
and  (iv) in   the  case  of  a  Group  II   Subordinate   Certificate,   such
Certificate's   pro  rata  share,  if  any,  of  the  applicable   Subordinate
Certificate  Writedown Amount for previous  Distribution  Dates.  With respect to any Class of  Certificates,  the Certificate Principal Balance thereof will equal the sum of the  Certificate  Principal  Balances of all  Certificates in
such  Class.  The  initial  Certificate  Principal  Balance  (if any) for each
Class of Certificates is set forth in Section 5.01(c)(iv).

      Certificate    Register:    The   register    maintained   pursuant   to
Section 5.02.

      Certificateholder:  A Holder of a Certificate.

      Class:  With respect to the  Certificates,  any of Class  I-1A-1,  Class
I-1A-2,  Class II-1A-1,  Class II-1A-2,  Class II-2A-1,  Class II-3A-1,  Class
II-3A-2,  Class II-4A-1,  Class II-5A-1,  Class II-5A-2,  Class II-6A-1, Class
II-6A-2,  Class I-M-1, Class I-M-2, Class II-M-1,  Class II-M-2, Class II-M-3,
Class II-M-4,  Class  II-M-5,  Class R, Class R-X,  Class I-B-1,  Class I-B-2,
Class I-B-3, Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class
II-B-5, Class II-B-6, Class B-IO and Class XP Certificates.

      Class A  Certificates:  The Class I-A  Certificates  and the Class  II-A
Certificates.

      Class B  Certificates:  The Class I-B  Certificates  and the Class  II-B
Certificates.

      Class B-IO Advances:  As defined in Section 6.01.1(b).

      Class B-IO Distribution  Amount:  With respect to any Distribution Date, the Current  Interest for the Class B-IO  Certificates  for such  Distribution
Date  (which  shall be  deemed  distributable  with  respect  to the  REMIC IV
Regular  Interest  B-IO-I);   provided,   however,   that  on  and  after  the
Distribution Date on which the aggregate  Certificate Principal Balance of the
Group I  Certificates  has been reduced to zero,  the Class B-IO  Distribution
Amount shall include the  Overcollateralization  Amount (which shall be deemed distributable,  first, with respect to the REMIC IV Regular Interest B-IO-I in respect of accrued and unpaid  interest  thereon until such accrued and unpaid interest shall have been reduced to zero and, thereafter,  with respect to the
REMIC IV Regular Interest B-IO-P in respect of the principal balance thereof).

      Class  B-IO   Pass-Through   Rate:   With  respect  to  the  Class  B-IO
Certificates  and any  Distribution  Date  or the  REMIC IV  Regular  Interest
B-IO-I,  a per annum rate equal to the  percentage  equivalent  of a fraction, the  numerator  of  which is the sum of the  amounts  calculated  pursuant  to clauses (1) through (8) below,  and the  denominator of which is the aggregate
principal  balance  of  the  REMIC II  Regular  Interests.   For  purposes  of
calculating  the  Pass-Through  Rate for the Class  B-IO-I  Certificates,  the
numerator is equal to the sum of the following components:

1. the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT1
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC III Regular Interest LT1;

2. the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT2
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC III Regular Interest LT2;

3. the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT4
      minus twice the Marker Rate,  applied to a notional  amount equal to the
      Uncertificated Principal Balance of REMIC III Regular Interest LT4.

4. the  Uncertificated   Pass-Through  Rate  for  REMIC III  Regular  Interest
      LTY-I-1  minus the Marker  Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of  REMIC III  Regular  Interest
      LTY-I-1;

5. the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT5
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC III Regular Interest LT5;

6. the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT6
      minus  the  Marker  Rate,  applied  to a  notional  amount  equal to the
      Uncertificated Principal Balance of REMIC III Regular Interest LT6;

7. the  Uncertificated  Pass-Through  Rate for REMIC III  Regular Interest LT8
      minus twice the Marker Rate,  applied to a notional  amount equal to the
      Uncertificated Principal Balance of REMIC III Regular Interest LT8; and

8. the  Uncertificated   Pass-Through  Rate  for  REMIC III  Regular  Interest
      LTY-I-2  minus the Marker  Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of  REMIC III  Regular  Interest
      LTY-I-2.

      Class I-A Certificates:  The Class I-1A-1  Certificates and Class I-1A-2
Certificates.

      Class I-A Principal  Distribution  Amount: For any Distribution Date, an
amount equal to the excess,  if any, of (i) the Certificate  Principal Balance of the Class I-A  Certificates  immediately  prior to such  Distribution  Date over (ii) the  excess of (a) the  aggregate  Stated  Principal  Balance of the
Group I Mortgage Loans for such  Distribution Date over (b) the product of (1)
the aggregate Stated Principal  Balance of the Group I Mortgage Loans for such
Distribution  Date and (2) the sum of (x) 17.20% and (y) the Current Specified
Overcollateralization Percentage for such Distribution Date.

      Class I-B  Certificates:  The Class I-B-1, the Class I-B-2 and the Class
I-B-3 Certificates.

      Class I-B-1 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-B-1   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  Certificate  Principal  Balance of the Class I-A  Certificates
(after   taking  into   account  the  payment  of  the  Class  I-A   Principal
Distribution Amount on such Distribution Date), (2) the Certificate  Principal
Balance  of the Class  I-M-1  Certificates  (after  taking  into  account  the payment of the Class I-M-1 Principal  Distribution Amount on such Distribution
Date), (3) the Certificate  Principal Balance of the Class I-M-2  Certificates
(after  taking  into  account  the  payment  of  the  Class  I-M-2   Principal
Distribution  Amount on such Distribution Date) and (4) the product of (x) the aggregate  Stated  Principal  Balance of the Group I  Mortgage  Loans for such
Distribution  Date  and  (y)  the  sum of  2.60%  and  the  Current  Specified
Overcollateralization Percentage for such Distribution Date.

      Class I-B-2 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-B-2   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  Certificate  Principal  Balance of the Class I-A  Certificates
(after   taking  into   account  the  payment  of  the  Class  I-A   Principal
Distribution Amount on such Distribution Date), (2) the Certificate  Principal
Balance  of the Class  I-M-1  Certificates  (after  taking  into  account  the payment of the Class I-M-1 Principal  Distribution Amount on such Distribution
Date), (3) the Certificate  Principal Balance of the Class I-M-2  Certificates
(after  taking  into  account  the  payment  of  the  Class  I-M-2   Principal
Distribution Amount on such Distribution Date), (4) the Certificate  Principal
Balance  of the Class  I-B-1  Certificates  (after  taking  into  account  the payment of the Class I-B-1 Principal  Distribution Amount on such Distribution
Date), and (5) the product of (x) the aggregate  Stated  Principal  Balance of the  Group I  Mortgage  Loans  for such  Distribution  Date and (y) the sum of
1.60% and the  Current  Specified  Overcollateralization  Percentage  for such
Distribution Date.

      Class I-B-3 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-B-3   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  Certificate  Principal  Balance of the Class I-A  Certificates
(after   taking  into   account  the  payment  of  the  Class  I-A   Principal
Distribution Amount on such Distribution Date), (2) the Certificate  Principal
Balance  of the Class  I-M-1  Certificates  (after  taking  into  account  the payment of the Class I-M-1 Principal  Distribution Amount on such Distribution
Date), (3) the Certificate  Principal Balance of the Class I-M-2  Certificates
(after  taking  into  account  the  payment  of  the  Class  I-M-2   Principal
Distribution Amount on such Distribution Date), (4) the Certificate  Principal
Balance  of the Class  I-B-1  Certificates  (after  taking  into  account  the payment of the Class I-B-1 Principal  Distribution Amount on such Distribution
Date), (5) the Certificate  Principal Balance of the Class I-B-2  Certificates
(after  taking  into  account  the  payment  of  the  Class  I-B-2   Principal
Distribution  Amount on such  Distribution  Date),  and (6) the product of (x)
the aggregate Stated Principal  Balance of the Group I Mortgage Loans for such
Distribution  Date  and  (y)  the  Current   Specified   Overcollateralization
Percentage for such Distribution Date.

      Class I-M  Certificates:  The  Class  I-M-1  Certificates  and the Class
I-M-2 Certificates.

      Class I-M-1 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-M-1   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  Certificate  Principal  Balance of the Class I-A  Certificates
(after   taking  into   account  the  payment  of  the  Class  I-A   Principal
Distribution  Amount on such Distribution Date) and (2) the product of (x) the aggregate  Stated  Principal  Balance of the Group I  Mortgage  Loans for such
Distribution  Date and (y) the sum of (I) 9.30% and (II) the Current Specified
Overcollateralization Percentage for such Distribution Date.

      Class I-M-2 Principal  Distribution  Amount:  For any Distribution Date,
an  amount  equal to the  excess,  if any,  of (i) the  Certificate  Principal
Balance  of  the  Class   I-M-2   Certificates   immediately   prior  to  such
Distribution  Date over (ii) the excess of (a) the aggregate  Stated Principal
Balance of the Group I Mortgage Loans for such  Distribution Date over (b) the sum of (1) the  Certificate  Principal  Balance of the Class I-A  Certificates
(after   taking  into   account  the  payment  of  the  Class  I-A   Principal
Distribution Amount on such Distribution Date), (2) the Certificate  Principal
Balance  of the Class  I-M-1  Certificates  (after  taking  into  account  the payment of the Class I-M-1 Principal  Distribution Amount on such Distribution
Date) and (3) the product of (x) the  aggregate  Stated  Principal  Balance of the Group I Mortgage Loans for such  Distribution  Date and (y) the sum of (I)
4.90% and (II) the  Current  Specified  Overcollateralization  Percentage  for
such Distribution Date.

      Class  II-A  Certificates:  The  Class  II-1A-1,  Class  II-1A-2,  Class
II-2A-1,  Class II-3A-1,  Class II-3A-2,  Class II-4A-1,  Class II-5A-1, Class
II-5A-2, Class II-6A-1 and Class II-6A-2 Certificates.

      Class II-B Certificates:  The Class II-B-1,  Class II-B-2, Class II-B-3,
Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

      Class II-M Certificates:  The Class II-M-1,  Class II-M-2, Class II-M-3,
Class II-M-4 and Class II-M-5 Certificates.

      Class M  Certificates:  The Class I-M  Certificates  and the Class  II-M
Certificates.

      Class Prepayment   Distribution   Trigger:   For  a  Class of  Group  II
Subordinate  Certificates  for any  Distribution  Date,  the  Class Prepayment
Distribution   Trigger  is  satisfied  if  the   fraction   (expressed   as  a
percentage),  the  numerator of which is the aggregate  Certificate  Principal
Balance  of such Class and each  Class of  Group II  Subordinate  Certificates subordinate  thereto,  if any,  and the  denominator  of which  is the  Stated
Principal  Balance of all of the Group II Mortgage Loans as of the related Due
Date, equals or exceeds such percentage calculated as of the Closing Date.

      Class R Certificate:  Any of the Class R  Certificates  substantially in the  form  annexed  hereto  as  Exhibit  A-5-1  and  evidencing  ownership  of interests designated as "residual interests" in REMIC I,  REMIC II,  REMIC III and REMIC IV for purposes of the REMIC  Provisions.  Component I  of the Class
R  Certificates  is  designated  as the sole class of  "residual  interest" in
REMIC I,  Component II  of the Class R Certificates  is designated as the sole class  of  "residual  interest"  in  REMIC II,  Component III  of the  Class R
Certificates  is  designated  as the sole  class  of  "residual  interest"  in
REMIC III and  Component IV  of the Class R Certificates  is designated as the sole class of "residual interest" in REMIC IV.

      Class R-X    Certificates:    Any   of   the   Class R-X    Certificates
substantially  in the form  annexed  hereto as  Exhibit  A-5-2 and  evidencing ownership  of the  "residual  interest"  in REMIC V for  purposes of the REMIC
Provisions.

      Class XP Reserve  Account:  The account  established  and  maintained by the Master Servicer pursuant to Section 4.07 hereof.

      Class Y Principal  Reduction  Amounts:  For any  Distribution  Date, the
amounts by which the Uncertificated  Principal Balances of the Class Y Regular
Interests  will be  reduced on such  Distribution  Date by the  allocation  of
Realized Losses and the distribution of principal,  determined as described in
Appendix I

      Class Y Regular  Interests:  The Class Y-1,  Class Y-2, Class Y-3, Class
Y-4, Class Y-5 and Class Y-6 Regular Interests.

      Class Y-1 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

      Class Y-1 Principal  Reduction Amount:  The Class Y Principal  Reduction
Amount  for the Class Y-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-1 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-2 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

      Class Y-2 Principal  Reduction Amount:  The Class Y Principal  Reduction
Amount  for the Class Y-2  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Y-2 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-3 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-3  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

      Class Y-3 Principal  Reduction Amount:  The Class Y Principal  Reduction
Amount  for the Class Y-3  Regular  Interest  as  determined  pursuant  to the provisions of the Appendix 1.

      Class Y-3 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-4 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-4  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

      Class Y-4 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-4  Regular  Interest  as  determined  pursuant  to the provisions of the Appendix 1.

      Class Y-4 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-5 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-5  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-5 Regular Interest on such Distribution Date.

      Class Y-5 Principal  Reduction Amount:  The Class Y Principal  Reduction
Amount  for the Class Y-5  Regular  Interest  as  determined  pursuant  to the provisions of the Appendix 1.

      Class Y-5 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Y-6 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Y-6  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Y-6 Regular Interest on such Distribution Date.

      Class Y-6 Principal  Reduction Amount : The Class Y Principal  Reduction
Amount  for the Class Y-6  Regular  Interest  as  determined  pursuant  to the provisions of the Appendix 1.

      Class Y-6 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z Principal  Reduction  Amounts:  For any  Distribution  Date, the
amounts by which the Uncertificated  Principal Balances of the Class Z Regular
Interests  will be  reduced on such  Distribution  Date by the  allocation  of
Realized  Losses and the  distribution  of  principal,  which shall be in each case the  excess  of (A) the sum of (x) the  excess of the  REMIC I  Available
Distribution  Amount for the related Group (i.e.  the "related  Group" for the
Class Z-1 Regular  Interest is the  Sub-Loan  Group II-1 Loans,  the  "related
Group" for the Class Z-2 Regular  Interest is the  Sub-Loan  Group II-2 Loans,
the "related  Group" for the Class Z-3 Regular  Interest is the Sub-Loan Group
II-3 Loans,  the  "related  Group" for the Class Z-4  Regular  Interest is the
Sub-Loan  Group II-4  Loans,  the  "related  Group" for the Class Z-5  Regular
Interest  is the  Sub-Loan  Group II-5 Loans and the  "related  Group" for the
Class Z-6 Regular  Interest is the Sub-Loan  Group II-6 Loans) over the sum of the amounts thereof  distributable  (i) in respect of interest on such Class Z
Regular Interest and the related Class Y Regular Interest,  (ii) to such Class
Z Regular  Interest  and the  related  Class Y Regular  Interest  pursuant  to clause  (c)(ii) of the definition of "REMIC I  Distribution  Amount" and (iii)
in the case of the  Group I Loans,  to the  Class R  Certificates  and (y) the
amount of Realized  Losses  allocable to principal  for the related Group over
(B) the Class Y Principal Reduction Amount for the related Group.

      Class Z Regular  Interests:  The Class Z-1,  Class Z-2, Class Z-3, Class
Z-4, Class Z-5 and Class Z-6 Regular Interests.

      Class Z-1 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Z-1  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

      Class Z-1 Principal  Reduction Amount:  The Class Z Principal  Reduction
Amount  for the Class Z-1  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-1 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-2 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Z-2  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

      Class Z-2 Principal  Reduction Amount:  The Class Z Principal  Reduction
Amount  for the Class Z-2  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-2 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-3 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Z-3  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date.

      Class Z-3 Principal  Reduction Amount:  The Class Z Principal  Reduction
Amount  for the Class Z-3  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-3 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-4 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Z-4  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

      Class Z-4 Principal  Reduction Amount:  The Class Z Principal  Reduction
Amount  for the Class Z-4  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-4 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-5 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Z-5  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-5 Regular Interest on such Distribution Date.

      Class Z-5 Principal  Reduction Amount:  The Class Z Principal  Reduction
Amount  for the Class Z-5  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-5 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Class Z-6 Principal  Distribution  Amount:  For any  Distribution  Date,
the  excess,  if any,  of the Class Z-6  Principal  Reduction  Amount for such
Distribution  Date over the principal  portion of Realized Losses allocated to the Class Z-6 Regular Interest on such Distribution Date.

      Class Z-6 Principal  Reduction Amount:  The Class Z Principal  Reduction
Amount  for the Class Z-6  Regular  Interest  as  determined  pursuant  to the provisons of the Appendix 1.

      Class Z-6 Regular  Interest:  The  uncertificated  undivided  beneficial interest  in REMIC I  which  constitutes  a REMIC I  Regular  Interest  and is entitled to distributions as set forth herein.

      Closing Date:  September 30, 2005.

      Code:  The Internal Revenue Code of 1986, as amended.

      Company:  EMC.

      Compensating Interest Payment:  As defined in Section 6.06.

      Corporate  Trust  Office:  The  designated  office  of  the  Trustee  or
Securities  Administrator,  as applicable,  where at any  particular  time its respective  corporate  trust business with respect to this Agreement  shall be administered.  The  Corporate  Trust  Office of the Trustee at the date of the execution  of this  Agreement is located at 4 New York Plaza,  6th Floor,  New
York, New York 10004,  Attention:  Worldwide Securities  Services-Global Debt,
Bear  Stearns  ALT-A  Trust  2005-9.   The  Corporate   Trust  Office  of  the
Securities  Administrator  at the date of the  execution of this  Agreement is located at 9062 Old  Annapolis  Road,  Columbia,  Maryland  21045,  Attention:
Corporate  Trust Group,  BSALTA 2005-9.  For the purpose of  registration  and transfer and  exchange  only,  the  Corporate  Trust Office of the  Securities
Administrator   shall  be  located  at  Sixth  Street  and  Marquette  Avenue,
Minneapolis, Minnesota 55479, Attention: Corporate Trust Group, BSALTA 2005-9.

      Counterparty:   Wells  Fargo  Bank,   National   Association,   and  any
successor thereto, or any successor counterparty under the Cap Contracts.

      Countrywide:  Countrywide  Home Loans Servicing LP, and its successor in interest.

      Countrywide  Servicing Agreement:  The Seller's Warranties and Servicing
Agreement,  dated as of September  1, 2002,  as amended,  between  Countrywide
Servicing and EMC attached hereto as Exhibit H-1.

      Cross-Over  Date:  The first  Distribution  Date on which the  aggregate
Certificate  Principal  Balance of the Group II Subordinate  Certificates  has
been reduced to zero.

      Current  Interest:  As of any  Distribution  Date,  with respect to each
Class  of  Group I  Offered  Certificates,  (i) the  interest  accrued  on the
Certificate  Principal  Balance during the related  Interest Accrual Period at the applicable  Pass-Through Rate plus any amount previously  distributed with respect  to  interest  for  such  Certificate  that has  been  recovered  as a voidable  preference by a trustee in bankruptcy  minus (ii) the sum of (a) any
Prepayment  Interest  Shortfall for such Distribution  Date, to the extent not covered by  Compensating  Interest  Payments and (b) any shortfalls  resulting from the  application  of the  Relief  Act  during  the  related  Due  Period;
provided,  however,  that for purposes of calculating Current Interest for any such Class,  amounts  specified in clauses  (ii)(a) and (ii)(b) hereof for any
such   Distribution   Date  shall  be  allocated   first  to  the  Class  B-IO
Certificates  and the Class R Certificates  in reduction of amounts  otherwise distributable  to such  Certificates  on such  Distribution  Date and then any excess shall be allocated to each other Class of  Certificates  pro rata based on the respective  amounts of interest  accrued  pursuant to clause (i) hereof for each such Class on such Distribution Date.

      Current Specified Enhancement  Percentage:  For any Distribution Date, a
percentage  obtained by dividing (x) the sum of (i) the aggregate  Certificate
Principal  Balance  of the  Group I  Subordinate  Certificates  and  (ii)  the
Overcollateralization  Amount,  in each case prior to the  distribution of the
Principal  Distribution Amount on such Distribution Date, by (y) the aggregate
Stated  Principal  Balance of the Group I Mortgage  Loans as of the end of the
related Due Period.

      Current   Specified    Overcollateralization    Percentage:    For   any
Distribution Date, the percentage  equivalent of a fraction,  the numerator of which is the  Overcollateralization  Target  Amount,  and the  denominator  of which is the aggregate Stated Principal  Balance of the Group I Mortgage Loans
for such Distribution Date.

      Custodial  Agreement:  An agreement,  dated as of the Closing Date among the  Depositor,  the  Master  Servicer,  the  Trustee  and  the  Custodian  in
substantially the form of Exhibit G hereto.

      Custodian:  Wells Fargo Bank,  National  Association,  or any  successor custodian  appointed  pursuant to the  provisions  hereof and of the Custodial
Agreement.

      Cut-off Date:  September 1, 2005.

      Cut-off Date Balance:  Approximately $2,497,584,757.

      Debt Service  Reduction:  Any reduction of the Scheduled  Payments which a Mortgagor is  obligated  to pay with respect to a Mortgage  Loan as a result of any proceeding  under the Bankruptcy Code or any other similar state law or other proceeding.

      Deficient  Valuation:  With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent  jurisdiction in an amount less than  the  then  outstanding  indebtedness  under  the  Mortgage  Loan,  which valuation  results from a proceeding  initiated  under the Bankruptcy  Code or any other similar state law or other proceeding.

      Delinquent:  A Mortgage Loan is  "Delinquent" if any payment due thereon is not made  pursuant  to the  terms  of such  Mortgage  Loan by the  close of business on the day such payment is  scheduled  to be due. A Mortgage  Loan is
"30 days  delinquent"  if such  payment has not been  received by the close of business  on the last day of the  month  immediately  succeeding  the month in which such payment was due. For  example,  a Mortgage  Loan with a payment due on December 1 that  remained  unpaid as of the close of business on January 31 would then be  considered  to be 30 to 59 days  delinquent.  Similarly for "60 days delinquent," "90 days delinquent" and so on.

      Depositor:  Structured  Asset  Mortgage  Investments II Inc., a Delaware
corporation, or its successors in interest.

      Depository:  The Depository Trust Company,  the nominee of which is Cede
& Co., or any successor thereto.

      Depository Agreement:  The meaning specified in Section 5.01(a) hereof.

      Depository  Participant:  A  broker,  dealer,  bank or  other  financial institution or other Person for whom from time to time the Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

      Designated   Depository    Institution:    A   depository    institution
(commercial  bank,  federal  savings bank,  mutual savings bank or savings and loan  association)  or trust  company  (which may  include the  Trustee),  the deposits of which are fully insured by the FDIC to the extent provided by law.

      Determination   Date:   With  respect  to  each   Mortgage   Loan,   the
Determination Date as defined in the Servicing Agreement.

      Disqualified  Organization:   Any  of  the  following:   (i) the  United
States,  any State or political  subdivision  thereof,  any  possession of the
United  States,  or any  agency  or  instrumentality  of any of the  foregoing
(other  than  an  instrumentality  which  is  a  corporation  if  all  of  its activities  are  subject  to  tax  and,  except  for  the  Freddie  Mac or any successor  thereto,  a majority of its board of  directors  is not selected by such  governmental  unit),  (ii) any  foreign  government,  any  international organization,  or any  agency  or  instrumentality  of  any of the  foregoing,
(iii) any  organization (other than certain farmers' cooperatives described in
Section 521  of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the Code on unrelated business  taxable  income),  (iv) rural  electric and  telephone  cooperatives described  in  Section 1381(a)(2)(C)  of the Code or (v) any  other  Person so designated  by the Trustee  based upon an Opinion of Counsel  that the holding of an ownership  interest in a Residual  Certificate  by such Person may cause any 2005-9  REMIC  contained  in the Trust or any Person  having an  ownership interest  in the  Residual  Certificate  (other  than such  Person) to incur a liability  for any federal tax imposed under the Code that would not otherwise be  imposed  but for the  transfer  of an  ownership  interest  in a  Residual
Certificate  to  such  Person.   The  terms  "United   States,"   "State"  and
"international   organization"   shall   have  the   meanings   set  forth  in
Section 7701 of the Code or successor provisions.

      Distribution   Account:  The  trust  account  or  accounts  created  and
maintained by the Securities  Administrator  pursuant to  Section 4.04,  which shall be denominated  "JPMorgan Chase Bank, National  Association,  as Trustee
f/b/o holders of Structured  Asset Mortgage  Investments II Inc., Bear Stearns
ALT-A  Trust  2005-9,  Mortgage  Pass-Through  Certificates,  Series  2005-9 -
Distribution Account."  The Distribution Account shall be an Eligible Account.

      Distribution  Account  Deposit  Date:  The  Business  Day  prior to each
Distribution Date.

      Distribution  Date:  The 25th day of any month,  beginning  in the month immediately  following the month of the Closing Date,  or, if such 25th day is not a Business Day, the Business Day immediately following.

      DTC  Custodian:   Wells  Fargo  Bank,  National   Association,   or  its
successors in interest as custodian for the Depository.

      Due Date:  With respect to each  Mortgage  Loan,  the date in each month on which its  Scheduled  Payment is due if such due date is the first day of a month and  otherwise is deemed to be the first day of the  following  month or such other date specified in the related Servicing Agreement.

      Due Period:  With  respect to any  Distribution  Date and each  Mortgage
Loan,  the period  commencing  on the second  day of the month  preceding  the calendar month in which the  Distribution  Date occurs and ending at the close of  business  on the first day of the  month in which  the  Distribution  Date occurs.

      Eligible  Account:  Any of (i) a  segregated  account  maintained with a
federal  or  state  chartered   depository   institution  (A)  the  short-term
obligations  of which are rated A-1 or better by  Standard & Poor's and P-1 by
Moody's at the time of any deposit  therein or (B) insured by the FDIC (to the limits  established  by such  Corporation),  the  uninsured  deposits in which account  are  otherwise  secured  such  that,  as  evidenced  by an Opinion of
Counsel  (obtained by the Person  requesting that the account be held pursuant to this clause (i))  delivered to the  Securities  Administrator  prior to the establishment of such account, the  Certificateholders  will have a claim with respect to the funds in such account and a perfected  first priority  security
interest  against  any  collateral   (which  shall  be  limited  to  Permitted
Investments,  each of which  shall  mature  not later  than the  Business  Day immediately  preceding  the  Distribution  Date  next  following  the  date of investment  in such  collateral  or the  Distribution  Date if such  Permitted
Investment   is  an  obligation  of  the   institution   that   maintains  the
Distribution  Account)  securing  such funds that is superior to claims of any other  depositors  or general  creditors of the  depository  institution  with which such account is maintained,  (ii) a segregated trust account or accounts maintained with a federal or state chartered  depository  institution or trust company  with  trust  powers  acting  in its  fiduciary  capacity  or  (iii) a segregated account or accounts of a depository  institution  acceptable to the
Rating  Agencies (as  evidenced in writing by the Rating  Agencies that use of any such account as the  Distribution  Account will not have an adverse effect on the  then-current  ratings  assigned  to the Classes of  Certificates  then rated by the Rating Agencies).  Eligible Accounts may bear interest.

      EMC:  EMC Mortgage Corporation, and any successor thereto.

      EMC  Servicing  Agreement:   The  Servicing   Agreement,   dated  as  of
September 1, 2005, between  Structured Asset Mortgage  Investments II Inc. and
EMC as attached hereto as Exhibit H-2.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Event of Default: As defined in Section 8.01.

      EverHome:   EverHome   Mortgage  Company  (formerly  known  as  Alliance
Mortgage Corporation), and any successor thereto.

      EverHome Servicing Agreements:  The Subservicing Agreement,  dated as of
August 1, 2002, between EverHome and EMC, as attached hereto as Exhibit H-3.

      Excess Cashflow:  With respect to any Distribution  Date, the sum of (i)
Remaining    Excess   Spread   for   such    Distribution    Date   and   (ii)
Overcollateralization  Release Amount for such  Distribution  Date;  provided, however,  that the Excess Cashflow shall include  Principal Funds on and after the Distribution Date on which the aggregate  Certificate Principal Balance of the Class I-1A-1,  Class I-1A-2,  Class I-M-1, Class I-M-2, Class I-B-1, Class
I-B-2 and Class  I-B-3  Certificates  has been  reduced  to zero  (other  than
Principal  Funds otherwise  distributed to the Holders of Class I-1A-1,  Class
I-1A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3
Certificates on such Distribution Date).

      Excess  Liquidation  Proceeds:  To the  extent  that such  amount is not required by law to be paid to the related  Mortgagor,  the amount,  if any, by which Liquidation  Proceeds with respect to a Liquidated  Mortgage Loan exceed the sum of (i) the  Outstanding  Principal  Balance of such  Mortgage Loan and accrued but unpaid interest at the related Mortgage  Interest Rate through the last day of the month in which  the  related  Liquidation  Date  occurs,  plus
(ii) related Liquidation Expenses.

      Excess Spread:  With respect to any  Distribution  Date, the excess,  if any, of (i) the Interest  Funds for such  Distribution  Date over (ii) the sum of the  Current  Interest  on the Group I Offered  Certificates  and  Interest
Carry  Forward  Amounts  on the Class I-A  Certificates,  in each case on such
Distribution Date.

      Extra Principal  Distribution  Amount:  With respect to any Distribution
Date,  an amount  derived  from Excess  Spread  equal to the lesser of (i) the
excess,  if  any,  of  the   Overcollateralization   Target  Amount  for  such
Distribution Date over the Overcollateralization  Amount for such Distribution
Date and (ii) the Excess Spread for such Distribution Date.

      Fannie Mae:  Federal  National  Mortgage  Association  and any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation and any successor thereto.

      Final  Certification:  The  certification  substantially  in the form of
Exhibit Three to the Custodial Agreement.

      Fiscal  Quarter:  December 1 through the last day of  February,  March 1 through May 31, June 1 through August 31, or September 1 through  November 30, as applicable.

      Fractional   Undivided   Interest:   With   respect   to  any   Class of
Certificates (other than the Class XP Certificates),  the fractional undivided interest evidenced by any Certificate of such Class the  numerator of which is the Certificate  Principal  Balance of such Certificate and the denominator of which is the  Certificate  Principal  Balance of such Class.  With  respect to the Class XP  Certificates,  the  percentage  interest  stated  thereon.  With respect  to  the  Certificates  in the  aggregate,  the  fractional  undivided interest  evidenced  by (i) a  Residual  Certificate  will be  deemed to equal
0.50%  multiplied by the  percentage  interest of such  Residual  Certificate,
(ii) the Class  B-IO  Certificates  will be deemed to equal  1.00% and (iii) a
Certificate of any other Class will be deemed to equal 98.00%  multiplied by a fraction,  the numerator of which is the Certificate Principal Balance of such
Certificate  and  the  denominator  of  which  is  the  aggregate  Certificate
Principal  Balance  of  all  the  Certificates   other  than  the  Class  B-IO
Certificates.

      Freddie  Mac:  Freddie  Mac,  formerly  the Federal  Home Loan  Mortgage
Corporation, and any successor thereto.

      Global Certificate:  Any Private  Certificate  registered in the name of the Depository or its nominee,  beneficial interests in which are reflected on the  books  of the  Depository  or on the  books of a  Person  maintaining  an account  with such  Depository  (directly  or as an  indirect  participant  in accordance with the rules of such depository).

      GreenPoint:   GreenPoint  Mortgage  Funding,  Inc.,  and  any  successor thereto.

      GreenPoint Servicing Agreement:  The Purchase,  Warranties and Servicing
Agreement,  dated as of September 1, 2003, between GreenPoint and EMC attached hereto as Exhibit H-4.

      Gross Margin:  As to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage  Note and  indicated  on the Mortgage  Loan  Schedule which  percentage is added to the related  Index on each  Interest  Adjustment
Date to  determine  (subject to  rounding,  the  minimum and maximum  Mortgage
Interest Rate and the Periodic Rate Cap) the Mortgage  Interest Rate until the next Interest Adjustment Date.

      Group I  Certificates:  The  Group I Senior  Certificates,  the  Group I
Subordinate Certificates and the Group I Non-Offered Subordinate Certificates.

      Group I Mortgage  Loans:  The Mortgage  Loans  identified as such on the
Mortgage Loan Schedule.

      Group I  Non-Offered  Subordinate  Certificates:  The Class  I-B-3,  the
Class XP and the Class B-IO Certificates.

      Group I Offered  Certificates:  The Group I Senior  Certificates and the
Group I Offered Subordinate Certificates.

      Group I Offered Subordinate Certificates:  The Class I-M-1, Class I-M-2,
Class I-B-1 and Class I-B-2 Certificates.

      Group I Senior Certificates: The Class I-A Certificates.

      Group  I  Subordinate  Certificates:  The  Group I  Offered  Subordinate
Certificates and the Group I Non-Offered Subordinate Certificates.

      Group II  Certificates:  The Group II Senior  Certificates and the Group
II Subordinate Certificates.

      Group II Mortgage  Loans:  The Mortgage Loans  identified as such on the
Mortgage Loan Schedule.

      Group II Non-Offered Subordinate  Certificates:  The Class II-B-4, Class
II-B-5 and Class II-B-6 Certificates.

      Group II  Offered  Certificates:  The Group II Senior  Certificates  and
the Group II Offered Subordinate Certificates.

      Group II  Offered  Subordinate  Certificates:  The Class  II-M-1,  Class
II-M-2,  Class II-M-3,  Class II-M-4, Class II-M-5, Class II-B-1, Class II-B-2
and Class II-B-3 Certificates.

      Group II Senior Certificates:  The Class II-1A-1,  Class II-1A-2,  Class
II-2A-1,  Class II-3A-1,  Class II-3A-2,  Class II-4A-1,  Class II-5A-1, Class
II-5A-2, Class II-6A-1 and Class II-6A-2 Certificates.

      Group II  Subordinate  Certificates:  The Group II  Offered  Subordinate
Certificates and the Group II Non-Offered Subordinate Certificates.

      Harbourside:  Savannah Bank, NA dba  Harbourside  Mortgage  Corporation,
and any successor thereto.

      Harbourside Servicing Agreement: The Purchase,  Warranties and Servicing
Agreement,  dated as of April 1, 2005,  between  Harbourside  and EMC attached hereto as Exhibit 5.

      Holder:  The Person in whose name a  Certificate  is  registered  in the
Certificate Register,  except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent  pursuant to this Agreement,  any
Certificate registered in the name of the Depositor,  the Master Servicer, the
Securities  Administrator  or the Trustee or any  Affiliate  thereof  shall be deemed not to be outstanding and the Fractional  Undivided  Interest evidenced thereby shall not be taken into account in  determining  whether the requisite percentage  of  Fractional  Undivided  Interests  necessary to effect any such consent has been obtained.

      HomeBanc:  HomeBanc Mortgage Corporation, and any successor thereto.

      HomeBanc  Servicing  Agreement:   Purchase,   Warranties  and  Servicing
Agreement,  dated as of January 1, 2004,  between  HomeBanc and EMC,  attached hereto as Exhibit H-6.

      Indemnified  Persons:  The Trustee,  the Master Servicer,  the Custodian
and the Securities  Administrator  and their officers,  directors,  agents and employees  and, with respect to the Trustee,  any separate  co-trustee and its officers, directors, agents and employees.

      Independent:  When used with respect to any specified Person,  this term means that such  Person (a) is in fact  independent  of the  Depositor  or the
Master Servicer and of any Affiliate of the Depositor or the Master  Servicer,
(b) does not have any  direct  financial  interest  or any  material  indirect financial  interest in the  Depositor or the Master  Servicer or any Affiliate
of the  Depositor  or the Master  Servicer and (c) is not  connected  with the
Depositor or the Master  Servicer or any  Affiliate  as an officer,  employee,
promoter,  underwriter,   trustee,  partner,  director  or  person  performing
similar functions.

      Index:  The index, if any,  specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

      Individual  Certificate:  Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

      Initial  Certification:  The certification  substantially in the form of
Exhibit One to the Custodial Agreement.

      Initial  Mortgage Loan: A Mortgage Loan  transferred and assigned to the
Trust on the Closing  Date  pursuant to Section 2.01 and held as a part of the
Trust, as identified in the applicable Mortgage Loan Schedule.

      Institutional  Accredited Investor:  Any Person meeting the requirements of Rule  501(a)(l),  (2), (3) or (7) of Regulation D under the  Securities Act or any entity all of the equity holders in which come within such paragraphs.

      Insurance  Policy:  With  respect to any  Mortgage  Loan,  any  standard hazard insurance policy, flood insurance policy or title insurance policy.

      Insurance  Proceeds:  Amounts  paid by the insurer  under any  Insurance
Policy  covering any Mortgage  Loan or Mortgaged  Property  other than amounts required  to be paid  over to the  Mortgagor  pursuant  to law or the  related
Mortgage Note or Security  Instrument and other than amounts used to repair or restore the Mortgaged  Property or to reimburse  insured  expenses,  including the  related  Servicer's  costs  and  expenses  incurred  in  connection  with presenting claims under the related Insurance Policies.

      Interest  Accrual Period:  With respect to each  Distribution  Date, for each Class of Group II  Certificates,  the calendar month  preceding the month in which such  Distribution  Date occurs.  The Interest Accrual Period for the
Group I Certificates and the Class I-B-3  Certificates will be the period from and including the  preceding  distribution  date (or from the Closing Date, in the case of the first  Distribution  Date) to and  including  the day prior to the current Distribution Date.

      Interest  Adjustment  Date:  With respect to a Mortgage  Loan, the date, if any,  specified in the related Mortgage Note on which the Mortgage Interest
Rate is subject to adjustment.

      Interest  Carryforward  Amount:  As of the first  Distribution  Date and with  respect to each  Class of Group I Offered  Certificates,  zero,  and for each  Distribution  Date  thereafter,  the  sum of (i) the  excess  of (a) the
Current Interest for such Class with respect to prior  Distribution Dates over
(b) the amount  actually  distributed  to such  Class of Group I  Certificates with  respect to interest on or after such prior  Distribution  Dates and (ii)
interest   thereon  (to  the  extent  permitted  by  applicable  law)  at  the applicable  Pass-Through  Rate for such Class for the related Interest Accrual
Period  including the Interest  Accrual Period  relating to such  Distribution
Date.

      Interest  Coverage Account:  The account or sub-account  established and maintained  pursuant to Section 4.10(a) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Interest Coverage Amount:  The amount to be paid by the Depositor to the
Paying Agent for deposit in the Interest  Coverage Account on the Closing Date
pursuant to Section 4.10, which amount is $115,818.69.

      Interest  Funds:  For any  Distribution  Date and Loan  Group I, (i) the
sum, without  duplication,  of (a) all scheduled interest collected in respect to the related  Group I Mortgage  Loans during the related Due Period less the related  Servicing  Fee, (b) all Monthly  Advances  relating to interest  with respect to the related Group I Mortgage  Loans made on or prior to the related
Distribution  Account  Deposit Date, (c) all  Compensating  Interest  Payments
with respect to the Group I Mortgage  Loans and required to be remitted by the
Master Servicer  pursuant to this Agreement or the related  Servicer  pursuant to the related  Servicing  Agreement with respect to such  Distribution  Date,
(d)  Liquidation  Proceeds with respect to the related Group I Mortgage  Loans collected during the related  Prepayment Period (or, in the case of Subsequent
Recoveries,  during the related Due  Period),  to the extent such  Liquidation
Proceeds  relate to  interest,  (e) all  amounts  relating  to  interest  with respect to each  related  Group I Mortgage  Loan  purchased by EMC pursuant to
Sections  2.02 and 2.03 or by the  Depositor  pursuant to Section  3.21 during the  related Due  Period,  (f) all amounts in respect of interest  paid by EMC pursuant  to  Section  10.01 in  respect  to Loan Group I, in each case to the extent  remitted by EMC or its designee,  as applicable,  to the  Distribution
Account  pursuant to this  Agreement,  and (g) any amount  withdrawn  from the
Pre-Funding  Reserve  Account  pursuant to Section  4.09(c)(iii) in respect of
Loan Group I, minus (ii) all  amounts  relating  to  interest  required  to be reimbursed  pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement and allocated to Loan Group I.

      Interest  Shortfall:  With  respect  to any  Distribution  Date and each
Mortgage Loan that during the related  Prepayment  Period was the subject of a
Principal  Prepayment  or  constitutes  a Relief Act Mortgage  Loan, an amount determined as follows:

      (a)         Partial principal  prepayments  received during the relevant
Prepayment  Period:  The difference  between (i) one  month's  interest at the applicable Net Rate on the amount of such  prepayment  and (ii) the  amount of
interest  for  the  calendar  month  of  such  prepayment   (adjusted  to  the
applicable Net Rate) received at the time of such prepayment;

(b) Principal  prepayments  in full  received  during the relevant  Prepayment
Period:  The difference  between  (i) one  month's  interest at the applicable
Net Rate on the Stated  Principal  Balance of such Mortgage  Loan  immediately prior to such  prepayment  and  (ii) the  amount of interest  for the calendar month of such  prepayment  (adjusted to the  applicable  Net Rate) received at the time of such prepayment; and

(c) Relief  Act  Mortgage  Loans:  As to any  Relief Act  Mortgage  Loan,  the
excess of (i) 30 days' interest (or, in the case of a principal  prepayment in full,  interest to the date of  prepayment)  on the Stated  Principal  Balance thereof (or, in the case of a principal  prepayment  in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days'  interest (or, in the case of a principal  prepayment  in full,  interest to the date of  prepayment)  on such Stated  Principal  Balance (or, in the case of a Principal  Prepayment in part,  on the amount so prepaid) at the annual  interest  rate  required to be paid by the Mortgagor as limited by application of the Relief Act.

      Interim  Certification:  The certification  substantially in the form of
Exhibit Two to the Custodial Agreement.

      Investment  Letter:  The letter to be  furnished  by each  Institutional
Accredited  Investor  which  purchases  any of  the  Private  Certificates  in connection  with  such  purchase,  substantially  in the  form  set  forth  as
Exhibit F-1 hereto.

      Lender-Paid  PMI Rate:  With respect to each  Mortgage Loan covered by a lender-paid  primary mortgage  insurance policy, the premium to be paid by the applicable Servicer out of interest  collections on the related Mortgage Loan, as stated in the Mortgage Loan Schedule.

      LIBOR  Business  Day: Any day other than a Saturday or a Sunday or a day on which banking  institutions in the city of London,  England are required or authorized by law to be closed.

      LIBOR  Determination  Date:  With  respect  to  each  Class  of  Offered
Certificates  and for the first Interest  Accrual Period,  September 28, 2005.
With respect to each Class of Offered  Certificates  and any Interest  Accrual
Period  thereafter,  the second LIBOR Business Day preceding the  commencement of such Interest Accrual Period.

      Liquidated  Mortgage Loan:  Any defaulted  Mortgage Loan as to which the
Servicer or the Master  Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation  Date:  With respect to any  Liquidated  Mortgage  Loan, the date on which the Master  Servicer or the  Servicer  has  certified  that such
Mortgage Loan has become a Liquidated Mortgage Loan.

      Liquidation  Expenses:  With respect to a Mortgage Loan in  liquidation, unreimbursed  expenses  paid or  incurred  by or for the account of the Master
Servicer or the Servicer in connection  with the  liquidation of such Mortgage
Loan and the related Mortgage  Property,  such expenses including (a) property protection  expenses,  (b) property sales  expenses,  (c) foreclosure and sale costs,  including court costs and reasonable  attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

      Liquidation   Proceeds:   Amounts   received  in  connection   with  the
liquidation of a defaulted  Mortgage Loan,  whether  through  trustee's  sale, foreclosure sale, Insurance Proceeds,  condemnation  proceeds or otherwise and
Subsequent Recoveries.

      Loan Group:  Loan Group I or Loan Group II, as applicable.

      Loan Group I: The  Mortgage  Loans  identified  as such on the  Mortgage
Loan Schedule and any Subsequent Mortgage Loans added to Loan Group I.

      Loan Group II: Sub-Loan Group II-1,  Sub-Loan Group II-2, Sub-Loan Group
II-3, Sub-Loan Group II-4, Sub-Loan Group II-5 or Sub-Loan Group II-6.

      Loan-to-Value  Ratio:  With respect to any Mortgage  Loan, the fraction, expressed as a percentage,  the  numerator of which is the original  principal balance  of the  related  Mortgage  Loan and the  denominator  of which is the
Original Value of the related Mortgaged Property.

      Loss Allocation  Limitation:  The meaning specified in Section 6.02.2(c)
hereof.

      Loss Severity  Percentage:  With respect to any  Distribution  Date, the percentage  equivalent of a fraction,  the numerator of which is the amount of
Realized  Losses  incurred on a Mortgage Loan and the  denominator of which is the Stated Principal  Balance of such Mortgage Loan  immediately  prior to the liquidation of such Mortgage Loan.

      Lost  Notes:  The  original  Mortgage  Notes  that  have been  lost,  as indicated on the Mortgage Loan Schedule.

      Margin:  With respect to any Distribution  Date on or prior to the first possible Optional  Termination Date with respect to the Group I Mortgage Loans and (i) with respect to the Class I-1A-1  Certificates,  0.26% per annum, (ii)
with respect to the Class  I-1A-2  Certificates,  0.36% per annum,  (iii) with respect to the Class I-M-1  Certificates,  0.50% per annum,  (iv) with respect to the Class  I-M-2  Certificates,  0.70% per annum,  (v) with  respect to the
Class  I-B-1  Certificates,  1.30% per annum,  (vi) with  respect to the Class
I-B-2  Certificates,  1.90% per  annum,  and (vii)  with  respect to the Class
I-B-3  Certificates,  2.10% per annum;  and with  respect to any  Distribution
Date after the first possible  Optional  Termination Date and (i) with respect to the Class I-1A-1  Certificates,  0.52% per annum,  (ii) with respect to the
Class I-1A-2  Certificates,  0.72% per annum,  (iii) with respect to the Class
I-M-1  Certificates,  0.75% per annum,  (iv) with  respect to the Class  I-M-2
Certificates,   1.05%  per  annum,   (v)  with  respect  to  the  Class  I-B-1
Certificates,   1.95%  per  annum,  (vi)  with  respect  to  the  Class  I-B-2
Certificates,  2.85% per  annum,  and (vii) with  respect  to the Class  I-B-3
Certificates, 3.15% per annum.

      Marker Rate:  With respect to the Class B-IO  Certificates  or the REMIC
IV Regular  Interest  B-IO-I and any  Distribution  Date,  in  relation to the
REMIC III Regular  Interests LT1, LT2, LT3, LT4 and LTY-I-1,  a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC III
Pass-Through  Rates for REMIC III  Regular Interest LT2 and REMIC III  Regular
Interest LT3 and, in relation to the  REMIC III  Regular  Interests  LT5, LT6,
LT7,  LT8 and  LTY-I-2,  a per annum rate equal to two (2) times the  weighted average  of the  Uncertificated  REMIC III  Pass-Through  Rates for  REMIC III
Regular Interest LT6 and REMIC III Regular Interest LT7.

      Master  Servicer:  As of the Closing  Date,  Wells Fargo Bank,  National
Association and, thereafter,  its respective  successors in interest that meet the qualifications of the Servicing Agreements and this Agreement.

      Master  Servicer   Certification:   A  written  certification   covering
servicing of the Mortgage  Loans by the  Servicers and signed by an officer of the Master Servicer that complies with (i) the  Sarbanes-Oxley Act of 2002, as amended from time to time,  and (ii) the  February 21,  2003  Statement by the
Staff of the Division of  Corporation  Finance of the  Securities and Exchange
Commission  Regarding  Compliance  by  Asset-Backed  Issuers with Exchange Act
Rules  13a-14 and 15d-14,  as in effect from time to time;  provided  that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended,  (b) the
Statement  referred  to in  clause  (ii) is  modified  or  superceded  by  any subsequent  statement,  rule or  regulation  of the  Securities  and  Exchange
Commission  or  any  statement  of a  division  thereof,  or  (c)  any  future releases,  rules and  regulations are published by the Securities and Exchange
Commission  from  time to time  pursuant  to the  Sarbanes-Oxley  Act of 2002, which  in any  such  case  affects  the  form  or  substance  of the  required certification  and  results  in  the  required  certification  being,  in  the reasonable  judgment of the Master Servicer,  materially more onerous than the form  of  the  required  certification  as of the  Closing  Date,  the  Master
Servicer  Certification  shall be as agreed to by the Master  Servicer and the
Depositor  following a  negotiation  in good faith to determine  how to comply with any such new requirements.

      Master  Servicer  Collection  Account:  The trust  account  or  accounts created and maintained by the Master Servicer pursuant to Section 4.02,  which shall be denominated  "JPMorgan Chase Bank, National  Association,  as Trustee
f/b/o holders of Structured  Asset Mortgage  Investments II Inc., Bear Stearns
ALT-A  Trust  2005-9,  Mortgage  Pass-Through  Certificates,   Series  2005-9,
Collection  Account."  The  Master  Servicer  Collection  Account  shall be an
Eligible Account.

      Master Servicing Compensation:  The meaning specified in Section 3.14.

      Material Defect:  The meaning specified in Section 2.02(a).

      Maximum  Lifetime  Mortgage  Rate: The maximum level to which a Mortgage
Interest Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation organized  and  existing  under  the  laws of the  State of  Delaware,  or any successor thereto.
      MERS®  System:  The system of  recording  transfers  of  Mortgage  Loans electronically maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered with MERS on the MERS® System.

      Minimum  Lifetime  Mortgage  Rate: The minimum level to which a Mortgage
Interest Rate can adjust in accordance  with its terms,  regardless of changes in the applicable Index.

      MOM  Loan:  With  respect  to any  Mortgage  Loan,  MERS  acting  as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly  Advance:  An advance of  principal  or interest  required to be made by the applicable  Servicer pursuant to the related  Servicing  Agreement or the Master Servicer pursuant to Section 6.05.

      Monthly  Delinquency  Percentage:  With respect to a Distribution  Date, the  percentage  equivalent  of a  fraction,  the  numerator  of  which is the aggregate Stated  Principal  Balance of the Group I Mortgage Loans that are 60 days  or  more  Delinquent  or are in  bankruptcy  or  foreclosure  or are REO
Properties  for such  Distribution  Date and the  denominator  of which is the aggregate  Stated  Principal  Balance  of  Group I  Mortgage  Loans  for  such
Distribution Date.

      Moody's:  Moody's Investors Service, Inc. or its successor in interest.

      Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first  priority lien on an estate in fee simple or leasehold  interest in real property securing a Mortgage Loan.

      Mortgage  File:  The  mortgage   documents  listed  in   Section 2.01(b)
pertaining  to  a  particular  Mortgage  Loan  and  any  additional  documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage  Interest Rate: The annual rate at which interest  accrues from time to time on any  Mortgage  Loan  pursuant  to the related  Mortgage  Note, which rate is initially  equal to the "Mortgage  Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

      Mortgage Loan: A mortgage loan  transferred  and assigned to the Trustee pursuant to  Section 2.01,  Section 2.04 or Section 2.07 and held as a part of the Trust Fund,  as  identified  in the Mortgage  Loan  Schedule  (which shall include, without limitation,  with respect to each Mortgage Loan, each related
Mortgage  Note,  Mortgage  and  Mortgage  File  and  all  rights  appertaining thereto),  including a mortgage loan the property securing which has become an
REO Property.

      Mortgage Loan Purchase  Agreement:  The Mortgage Loan Purchase Agreement
dated as of September 30, 2005,  between EMC, as seller,  and Structured Asset
Mortgage  Investments II Inc., as purchaser,  and all  amendments  thereof and supplements thereto, attached as Exhibit J.

      Mortgage  Loan  Schedule:  The  schedule,  attached  hereto as Exhibit B with  respect to the Initial  Mortgage  Loans,  and the  schedule  attached as
Exhibit 1 to the related  Subsequent  Transfer  Instrument with respect to the related  Subsequent  Mortgage  Loans,  each as  amended  from  time to time to reflect the  repurchase or  substitution  of Mortgage Loans or the addition of
Subsequent  Mortgage  Loans pursuant to this  Agreement,  or the Mortgage Loan
Purchase Agreement or the Subsequent Mortgage Loan Purchase Agreement,  as the
case may be.

      Mortgage  Note:  The  originally  executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

      Mortgaged Property:  Land and improvements  securing the indebtedness of a Mortgagor  under the related  Mortgage Loan or, in the case of REO Property, such REO Property.

      Mortgagor:  The obligor on a Mortgage Note.

      National City: National City Mortgage Co., and any successor thereto.

      National  City  Servicing  Agreement:   The  Purchase,   Warranties  and
Servicing  Agreement,  dated as of October 1, 2001,  between National City and
EMC, attached hereto as Exhibit 7.

      Net Interest  Shortfall:  With  respect to any  Distribution  Date,  the
Interest  Shortfall,  if any, for such  Distribution  Date net of Compensating
Interest Payments made with respect to such Distribution Date.

      Net  Liquidation   Proceeds:   As  to  any  Liquidated   Mortgage  Loan,
Liquidation  Proceeds  net  of  (i) Liquidation  Expenses  which  are  payable therefrom  to the  Servicer  or the Master  Servicer  in  accordance  with the
Servicing  Agreement or this Agreement and  (ii) unreimbursed  advances by the
Servicer or the Master Servicer and Monthly Advances.

      Net Rate:  With respect to each  Mortgage  Loan,  the Mortgage  Interest
Rate in effect  from time to time less the sum of (1) the  Servicing  Fee Rate and (2) the Lender Paid PMI Rate, if any,  attributable  thereto, in each case expressed as a per annum rate.

      Net Rate Cap: For any  Distribution  Date and the Group I  Certificates,
the weighted  average of the Net Rates of the Group I Mortgage Loans as of the
beginning of the related Due Period,  weighted on the basis of the Certificate
Principal Balances thereof as of the preceding  Distribution Date, as adjusted to an  effective  rate  reflecting  the  accrual of interest on the basis of a
360-day  year and the actual  number of days  elapsed in the related  Interest
Accrual  Period.  For  federal  income  tax  purposes,  the Net  Rate Cap with
respect   to  the   Group  I   Subordinate   Certificates   is  equal  to  the
Uncertificated REMIC II Regular Interests LT1 and LT2.

      Non-Offered   Subordinate   Certificates:   The   Group  I   Non-Offered
Subordinate   Certificates   and  the   Group   II   Non-Offered   Subordinate
Certificates.

      Nonrecoverable  Advance:  Any advance or Monthly  Advance  (i) which was previously made or is proposed to be made by the Master Servicer,  the Trustee
(as successor Master Servicer) or the applicable  Servicer and (ii) which,  in the good faith judgment of the Master Servicer,  the Trustee or the applicable
Servicer,  will not or, in the case of a proposed  advance or Monthly Advance, would not, be ultimately  recoverable by the Master Servicer,  the Trustee (as successor  Master  Servicer)  or  the  applicable  Servicer  from  Liquidation
Proceeds,  Insurance  Proceeds  or future  payments on the  Mortgage  Loan for which such advance or Monthly Advance was made or is proposed to be made.

      Notional  Amount:  The  Notional  Amount of the Class B-IO  Certificates
immediately  prior to any  Distribution  Date is equal to the aggregate of the
Uncertificated Principal Balances of the REMIC II Regular Interests.

      Offered  Certificates:  The Group I Offered  Certificates  and the Group
II Offered Certificates.

      Offered  Subordinate  Certificates:  The  Group  I  Offered  Subordinate
Certificates and the Group II Offered Subordinate Certificates.

      Officer's  Certificate:  A  certificate  signed by the  Chairman  of the
Board,  the Vice Chairman of the Board,  the President or a Vice  President or
Assistant Vice President or other  authorized  officer of the Master  Servicer or the Depositor, as applicable,  and delivered to the Trustee, as required by this Agreement.

      One-Month LIBOR:  With respect to any Interest Accrual Period,  the rate determined by the Securities  Administrator on the related LIBOR Determination
Date on the basis of the rate for U.S.  dollar  deposits  for one  month  that appears on Telerate  Screen Page 3750 as of 11:00 a.m.  (London  time) on such
LIBOR  Determination  Date;  provided that the parties hereto acknowledge that
One-Month  LIBOR  for  the  first  Interest  Accrual  Period  shall  the  rate determined  by the  Securities  Administrator  two Business  Days prior to the
Closing  Date.  If such rate does not  appear on such page (or such other page as may  replace  that page on that  service,  or if such  service is no longer offered,  such other  service for  displaying  One-Month  LIBOR or  comparable rates  as  may  be  reasonably  selected  by  the  Securities  Administrator),
One-Month  LIBOR  for  the  applicable  Interest  Accrual  Period  will be the
Reference  Bank Rate. If no such  quotations can be obtained by the Securities
Administrator  and no Reference Bank Rate is available,  One-Month  LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period.

      Opinion  of  Counsel:  A  written  opinion  of  counsel  who  is or  are acceptable  to the Trustee and who,  unless  required  to be  Independent  (an
"Opinion of Independent  Counsel"),  may be internal  counsel for the Company, the Master Servicer or the Depositor.

      Optional  Termination  Date:  With  respect  to (i) the Group I Mortgage
Loans, the Distribution  Date on which the aggregate Stated Principal  Balance of the Group I Mortgage  Loans is less than 20% of the sum of (A) the  Cut-off
Date Balance and (B) the Pre-Funded  Amount for Loan Group I as of the Closing
Date and (ii) with respect to the Group II Mortgage  Loans,  the  Distribution
Date on which the aggregate Stated Principal  Balance of the Group II Mortgage
Loans is less than 10% of the sum of (A) the Cut-off  Date Balance and (B) the
Pre-Funded  Amounts of the Sub-Loan  Groups in Loan Group II as of the Closing
Date.

      Original  Group  II  Subordinate  Principal  Balance:  The  sum  of  the
aggregate   Certificate   Principal   Balances  of  each  Class of   Group  II
Subordinate Certificates as of the Closing Date.

      Original  Value:  The  lesser of  (i) the  Appraised  Value or  (ii) the sales price of a Mortgaged  Property at the time of  origination of a Mortgage
Loan,  except in instances  where either clauses  (i) or (ii) is  unavailable, the other may be used to  determine  the  Original  Value,  or if both clauses
(i) and  (ii) are  unavailable,  Original  Value may be determined  from other sources reasonably acceptable to the Depositor.

      Outstanding  Mortgage  Loan:  With  respect to any Due Date,  a Mortgage
Loan  which,  prior to such  Due  Date,  was not the  subject  of a  Principal
Prepayment  in full,  did not become a  Liquidated  Mortgage  Loan and was not purchased or replaced.

      Outstanding  Principal  Balance:  As of the  time of any  determination, the  principal  balance  of a  Mortgage  Loan  remaining  to be  paid  by  the
Mortgagor,  or, in the case of an REO Property,  the principal  balance of the related  Mortgage Loan  remaining to be paid by the Mortgagor at the time such property  was  acquired  by the Trust Fund less any Net  Liquidation  Proceeds with respect thereto to the extent applied to principal.

      Overcollateralization  Amount:  With respect to any  Distribution  Date, the  excess,  if any, of (a) the  aggregate  Stated  Principal  Balance of the
Group I  Mortgage  Loans for such  Distribution  Date  over (b) the  aggregate
Certificate  Principal  Balance  of the Group I Offered  Certificates  and the
Class I-B-3  Certificates on such Distribution Date (after taking into account the payment of principal  other than any Extra Principal  Distribution  Amount on such Certificates).

      Overcollateralization  Release Amount:  With respect to any Distribution
Date is the lesser of (x) the sum of the  amounts  described  in  clauses  (1)
through (5) in the definition of Principal  Funds for such  Distribution  Date and (y) the excess, if any, of (i) the  Overcollateralization  Amount for such
Distribution  Date (assuming that 100% of such Principal Funds is applied as a
principal    payment    on   such    Distribution    Date)   over   (ii)   the
Overcollateralization  Target  Amount  for such  Distribution  Date  (with the amount  pursuant  to clause (y)  deemed to be $0 if the  Overcollateralization
Amount is less  than or equal to the  Overcollateralization  Target  Amount on that Distribution Date).

      Overcollateralization  Target Amount:  With respect to any  Distribution
Date (a) prior to the  Stepdown  Date,  approximately  1.00% of the  aggregate
Stated  Principal  Balance  of the Group I  Mortgage  Loans as of the  Cut-Off
Date,  (b) on or after  the  Stepdown  Date and if a  Trigger  Event is not in
effect,  the  greater  of (i) the  lesser  of (1)  approximately  1.00% of the aggregate  Stated  Principal  Balance of the Group I Mortgage  Loans as of the
Cut-Off  Date and (2) 2.00% of the then  current  aggregate  Stated  Principal
Balance of the Group I Mortgage  Loans as of such  Distribution  Date and (ii)
approximately  $3,891,850  and (c) on or  after  the  Stepdown  Date  and if a
Trigger Event is in effect,  the  Overcollateralization  Target Amount for the immediately preceding Distribution Date.

      Pass-Through  Rate:  As to  each  Class of  Certificates,  the  rate  of interest determined as provided with respect thereto in  Section 5.01(c).  Any monthly  calculation  of  interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

      Paying Agent: Wells Fargo Bank,  National  Association,  in its capacity as paying agent or securities  administrator (as applicable) hereunder, or its successor in interest,  or any successor  securities  administrator  or paying agent appointed as herein provided.

      Periodic  Rate Cap:  With  respect to each  Mortgage  Loan,  the maximum adjustment  that can be made to the Mortgage  Interest  Rate on each  Interest
Adjustment  Date in  accordance  with its terms,  regardless of changes in the applicable Index.

      Permitted  Investments:  Any one or more of the following obligations or
securities   held  in  the  name  of  the  Trustee  for  the  benefit  of  the
Certificateholders:

(i) direct  obligations  of, and  obligations  the timely payment of which are
fully   guaranteed   by  the  United  States  of  America  or  any  agency  or
instrumentality  of the United States of America the  obligations of which are backed by the full faith and credit of the United States of America;

(ii) (a)  demand  or time  deposits,  federal  funds or  bankers'  acceptances issued by any depository  institution or trust company  incorporated under the laws of the  United  States of  America or any state  thereof  (including  the
Trustee or the Master  Servicer  or its  Affiliates  acting in its  commercial banking  capacity)  and  subject to  supervision  and  examination  by federal and/or state banking  authorities,  provided that the commercial  paper and/or the short-term debt rating and/or the long-term  unsecured debt obligations of such  depository  institution or trust company at the time of such  investment or contractual  commitment  providing for such  investment have the Applicable
Credit  Rating or better from each Rating  Agency and (b) any other  demand or time deposit or  certificate  of deposit that is fully  insured by the Federal
Deposit Insurance Corporation;

(iii) repurchase  obligations  with respect to (a) any  security  described in clause  (i) above or (b) any other security  issued or guaranteed by an agency or instrumentality  of the United States of America,  the obligations of which are backed by the full faith and credit of the United  States of  America,  in either  case  entered  into with a  depository  institution  or trust  company
(acting as  principal)  described  in clause  (ii)(a)  above where the Trustee holds the security therefor;

(iv) securities  bearing  interest  or  sold  at  a  discount  issued  by  any corporation  (including the Trustee or the Master  Servicer or its Affiliates)
incorporated  under  the laws of the  United  States of  America  or any state thereof  that have the  Applicable  Credit  Rating or better  from each Rating
Agency at the time of such investment or contractual  commitment providing for such investment;  provided,  however, that securities issued by any particular corporation  will not be Permitted  Investments to the extent that investments therein will cause the then outstanding  principal amount of securities issued by  such  corporation  and  held as part of the  Trust  to  exceed  10% of the aggregate  Outstanding  Principal  Balances  of all  the  Mortgage  Loans  and
Permitted Investments held as part of the Trust;

(v) commercial   paper   (including   both    non-interest-bearing    discount
obligations  and  interest-bearing  obligations  payable  on  demand  or  on a specified  date not more  than one year  after the date of  issuance  thereof)
having the  Applicable  Credit Rating or better from each Rating Agency at the time of such investment;

(vi) a Reinvestment  Agreement issued by any bank,  insurance company or other corporation or entity;

(vii) any other demand, money market or time deposit, obligation,  security or investment  as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee; and

(viii) interests in any money market fund  (including any such fund managed or advised by the Trustee or the Master Servicer or any affiliate  thereof) which at the date of  acquisition  of the interests in such fund and  throughout the time such  interests  are held in such fund has the highest  applicable  short term rating by each Rating  Agency  rating such funds or such lower  rating as will not result in the  downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency, as evidenced in writing;  provided, however,  that no  instrument or security  shall be a Permitted  Investment if such  instrument  or  security  evidences  a right to  receive  only  interest payments  with respect to the  obligations  underlying  such  instrument or if such  security  provides for payment of both  principal  and  interest  with a yield to  maturity  in excess of 120% of the  yield to  maturity  at par or if such instrument or security is purchased at a price greater than par.

      Permitted   Transferee:   Any   Person   other   than   a   Disqualified
Organization or an "electing large  partnership" (as defined by Section 775 of the Code).

      Person:  Any  individual,   corporation,   partnership,  joint  venture,
association,   limited  liability   company,   joint-stock   company,   trust,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      PHH:  PHH  Mortgage  Corporation  (formerly  known as  Cendant  Mortgage
Corporation), and any successor thereto.

      PHH  Servicing  Agreement:   The  Purchase,   Warranties  and  Servicing
Agreement dated as of October 23, 2001,  among PHH,  Bishop's Gate Residential
Mortgage Trust and EMC, as attached hereto as Exhibit H-8.

      Physical  Certificates:   The  Residual  Certificates  and  the  Private
Certificates.

      Plan:  The meaning specified in Section 5.07(a).

      Pre-Funded  Amount: The amount to be paid by the Depositor to the Paying
Agent for deposit in the Pre-Funding  Account on the Closing Date with respect to the  Mortgage  Loans in each Loan Group,  which  amount is, with respect to
Loan Group I,  $1,738,053,  with respect to Sub-Loan  Group II-1,  $1,195,760, with  respect to Sub-Loan  Group II-2,  $3,844,289,  with  respect to Sub-Loan
Group II-3,  $107,000,  with respect to Sub-Loan Group II-4,  $1,529,920,  and with respect to Sub-Loan Group II-6, $497,419.

      Pre-Funding  Account:   The  account  or  sub-account   established  and
maintained  pursuant  to  Section  4.09 (a) and  which  shall  be an  Eligible
Account or a sub-account of an Eligible Account.

      Pre-Funding  Period: The period from the Closing Date until the earliest of (i) the date on which the  amount on  deposit  in the  Pre-Funding  Account
(exclusive of investment income) is reduced to zero or (ii) December 17, 2005.

      Pre-Funding Reserve Account: The account or sub-account  established and maintained  pursuant to Section 4.09(d) and which shall be an Eligible Account or a sub-account of an Eligible Account.

      Prepayment  Charge:  With respect to any Mortgage  Loan,  the charges or premiums,  if any, due in connection with a full or partial prepayment of such
Mortgage Loan in accordance with the terms thereof.

      Prepayment Charge Loan:  Any Group I Mortgage Loan for which a
Prepayment Charge may be assessed and to which such Prepayment Charge the
Class XP Certificates are entitled, as indicated on the Mortgage Loan
Schedule.

      Prepayment  Interest  Shortfall:  With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal  Prepayment or a Principal  Prepayment in full during the related Prepayment Period (other than a Principal  Prepayment in full  resulting from the purchase of a Group I
Mortgage Loan  pursuant to Section  2.02,  2.03,  3.21 or 10.01  hereof),  the amount,  if any, by which (i) one month's  interest at the applicable Net Rate on the Stated  Principal  Balance of such  Group I Mortgage  Loan  immediately prior to such prepayment or in the case of a partial  Principal  Prepayment on the amount of such  prepayment  exceeds  (ii) the amount of  interest  paid or collected in connection  with such  Principal  Prepayment  less the sum of (a)
any Prepayment Charges and (b) the related Servicing Fee.

      Prepayment  Period:  With  respect  to any  Distribution  Date  and  the
Mortgage  Loans  serviced  by EMC,  the period from the  sixteenth  day of the calendar month  preceding the calendar month in which such  Distribution  Date occurs  through  the close of business on the  fifteenth  day of the  calendar
month  in  which  such   Distribution   Date  occurs.   With  respect  to  any
Distribution  Date and all other Mortgage  Loans,  the period that is provided in the related Servicing Agreement.

      Primary  Mortgage   Insurance  Policy:  Any  primary  mortgage  guaranty
insurance  policy  issued in connection  with a Mortgage  Loan which  provides compensation  to a Mortgage Note holder in the event of default by the obligor under such Mortgage  Note or the related  Security  Instrument,  if any or any replacement  policy therefor  through the related  Interest Accrual Period for such Class relating to a Distribution Date.

      Principal  Distribution  Amount: With respect to each Distribution Date, an amount equal to the excess of (i) sum of (a) the  Principal  Funds for such
Distribution  Date and (b) any Extra  Principal  Distribution  Amount for such
Distribution Date over (ii) any Overcollateralization  Release Amount for such
Distribution Date.

       Principal Funds: the sum, without duplication, of

      1.    the Scheduled  Principal  collected on the Group I Mortgage  Loans during  the  related  Due  Period or  advanced  on or  before  the related servicer advance date,

      2.    prepayments  in respect of the Group I Mortgage  Loans,  exclusive of any  Prepayment  Charges,  collected in the related  Prepayment
            Period,

      3.    the Stated  Principal  Balance of each Group I Mortgage  Loan that was  repurchased by the Depositor or the related  Servicer  during the related Due Period,

      4.    the  amount,  if any,  by which  the  aggregate  unpaid  principal balance  of  any  Substitute  Mortgage  Loans  is  less  than  the aggregate unpaid  principal  balance of any deleted mortgage loans
            delivered   by  the  related   Servicer  in   connection   with  a
            substitution  of a Group I Mortgage  Loan  during the  related Due
            Period,

      5.    all Liquidation  Proceeds  collected during the related Prepayment
            Period  (or in the  case  of  Subsequent  Recoveries,  during  the related Due Period) on the Group I Mortgage  Loans,  to the extent such  Liquidation  Proceeds relate to principal,  less all related
            Nonrecoverable  Advances  relating to principal  reimbursed during the related Due Period,

      6.    the principal  portion of the purchase  price of the assets of the
            Trust  allocated  to Loan Group I upon the  exercise by EMC or its designee of its  optional  termination  right with  respect to the
            Group I Mortgage Loans,

      7.    any amount  withdrawn from the  Pre-Funding  Account in respect of
            Loan  Group I pursuant  to Section  4.09(e)(ii)  and  included  in
            Principal Funds, minus

      8.          any  amounts   required  to  be   reimbursed   to  EMC,  the
            Depositor,  a Servicer,  the Master Servicer,  the Custodian,  the
            Trustee or the  Securities  Administrator  and  allocated  to Loan
            Group I, as provided in the Agreement.

      Principal  Prepayment:  Any payment  (whether  partial or full) or other recovery of principal  on a Mortgage  Loan which is received in advance of its scheduled  Due Date to the extent that it is not  accompanied  by an amount as to interest  representing  scheduled  interest due on any date or dates in any month or months  subsequent to the month of  prepayment,  including  Insurance
Proceeds and Repurchase  Proceeds,  but excluding the principal portion of Net
Liquidation   Proceeds  received  at  the  time  a  Mortgage  Loan  becomes  a
Liquidated Mortgage Loan.

      Private   Certificates:   The  Class  I-B-3,   Class  B-IO,   Class  XP,
Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

      Prospectus:  The  prospectus,  dated December 20, 2004, as  supplemented by the  prospectus  supplement  dated  September  28,  2005,  relating  to the offering of the Offered Certificates.

      Protected  Account:  An  account  established  and  maintained  for  the benefit of  Certificateholders  by each  Servicer  with respect to the related
Mortgage  Loans and with  respect  to REO  Property  pursuant  to the  related
Servicing Agreement.

      QIB:  A   Qualified   Institutional   Buyer  as  defined  in  Rule  144A
promulgated under the Securities Act.

      Qualified  Insurer:  Any insurance  company duly qualified as such under the laws of the state or states in which the  related  Mortgaged  Property  or
Mortgaged  Properties is or are located,  duly authorized and licensed in such state or states to  transact  the type of  insurance  business  in which it is engaged  and  approved  as an insurer by the Master  Servicer,  so long as the claims  paying  ability  of which is  acceptable  to the Rating  Agencies  for pass-through  certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

      Rating Agencies:  Moody's and S&P.

      Realized  Loss:  Any  (i) Bankruptcy  Loss or (ii) as to any  Liquidated
Mortgage  Loan,  (x) the  Outstanding  Principal  Balance  of such  Liquidated
Mortgage  Loan plus  accrued  and  unpaid  interest  thereon  at the  Mortgage
Interest Rate through the last day of the month of such liquidation,  less (y)
the related Net  Liquidation  Proceeds  with respect to such Mortgage Loan and the related Mortgaged  Property that are allocated to principal.  In addition, to the extent the Master Servicer receives Subsequent  Recoveries with respect to any Mortgage  Loan,  the amount of the  Realized  Loss with respect to that
Mortgage  Loan will be reduced to the extent  such  recoveries  are applied to reduce the Certificate  Principal  Balance of any Class of Certificates on any
Distribution Date.

      Realized  Losses on the Mortgage Loans shall be allocated to the REMIC I
Regular Interests as follows:  (1) The interest portion of Realized Losses and
Net Interest  Shortfalls on the Group II-1 Loans,  if any,  shall be allocated between the Class Y-1 and Class Z-1 Regular  Interests  pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (2)
the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the
Group II-2 Loans,  if any, shall be allocated  between the Class Y-2 and Class
Z-2 Regular  Interests  pro rata  according to the amount of interest  accrued but  unpaid  thereon,  in  reduction  thereof;  (3) the  interest  portion  of
Realized  Losses and Net Interest  Shortfalls on the Group II-3 Loans, if any,
shall be allocated  between the Class Y-3 and Class Z-3 Regular  Interests pro rata  according  to the amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof;  (4) the  interest  portion  of  Realized  Losses  and Net
Interest  Shortfalls  on the Group  II-4  Loans,  if any,  shall be  allocated between the Class Y-4 and Class Z-4 Regular  Interests  pro rata  according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (5)
the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the
Group II-5 Loans,  if any, shall be allocated  between the Class Y-5 and Class
Z-5 Regular  Interests  pro rata  according to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;  and (6) the interest  portion of
Realized  Losses and Net Interest  Shortfalls on the Group II-6 Loans, if any,
shall be allocated  between the Class Y-6 and Class Z-6 Regular  Interests pro rata  according  to the amount of  interest  accrued  but unpaid  thereon,  in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding sentence shall be treated as a principal  portion  of  Realized  Losses  not  attributable  to  any  specific
Mortgage  Loan  in  such  Group  and  allocated  pursuant  to  the  succeeding sentences.  The  principal  portion of  Realized  Losses  with  respect to the
Mortgage  Loans  shall  be  allocated  to the  REMIC I  Regular  Interests  as follows:  (1) the principal portion of Realized Losses on the Group II-1 Loans shall be allocated,  first, to the Class Y-1 Regular Interest to the extent of the Class Y-1 Principal  Reduction  Amount in reduction of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-1 Regular  Interest in reduction of the  Uncertificated  Principal
Balance  thereof;  (2) the principal  portion of Realized  Losses on the Group
II-2 Loans shall be  allocated,  first,  to the Class Y-2 Regular  Interest to the extent of the Class Y-2  Principal  Reduction  Amount in  reduction of the
Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal portion of such Realized Losses shall be
allocated   to  the  Class  Z-2   Regular   Interest  in   reduction   of  the
Uncertificated  Principal  Balance  thereof;  (3)  the  principal  portion  of
Realized  Losses on the Group II-3 Loans  shall be  allocated,  first,  to the
Class Y-3 Regular Interest to the extent of the Class Y-3 Principal  Reduction
Amount in reduction of the  Uncertificated  Principal  Balance of such Regular
Interest and,  second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the Class Z-3 Regular  Interest in reduction of the Uncertificated  Principal Balance thereof;  (4) the principal portion of Realized Losses on the Group II-4 Loans shall be allocated,  first, to the Class Y-4  Regular  Interest  to the extent of the Class Y-4  Principal
Reduction Amount in reduction of the Uncertificated  Principal Balance of such
Regular  Interest  and,  second,  the  remainder,  if any,  of such  principal portion of such  Realized  Losses  shall be allocated to the Class Z-4 Regular
Interest in reduction of the  Uncertificated  Principal  Balance thereof;  (5)
the  principal  portion of  Realized  Losses on the Group II-5 Loans  shall be allocated,  first,  to the Class Y-5  Regular  Interest  to the  extent of the
Class Y-5  Principal  Reduction  Amount  in  reduction  of the  Uncertificated
Principal  Balance of such Regular  Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-5 Regular  Interest in reduction of the  Uncertificated  Principal
Balance  thereof;  and (6) the  principal  portion of  Realized  Losses on the
Group II-6 Loans shall be allocated,  first, to the Class Y-6 Regular Interest to the extent of the Class Y-6 Principal  Reduction Amount in reduction of the
Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal portion of such Realized Losses shall be
allocated   to  the  Class  Z-6   Regular   Interest  in   reduction   of  the
Uncertificated   Principal  Balance  thereof.   For  any  Distribution   Date,
reductions in the  Uncertificated  Principal Balances of the Class Y and Class
Z Regular  Interest  pursuant to this  definition  of  Realized  Loss shall be determined,  and shall be deemed to  occur,  prior to any  reductions  of such
Uncertificated Principal Balances by distributions on such Distribution Date.

      Record Date:  For each Class of Group I  Certificates,  the Business Day
preceding  the  applicable   Distribution  Date  so  long  as  such  Class  of
Certificates remains in book-entry form; and otherwise,  the close of business on the last Business Day of the month immediately  preceding the month of such
Distribution  Date.  For each  Class of Group II  Certificates,  the  close of business  on the last  Business  Day of the month  immediately  preceding  the month of such Distribution Date.

      Reference Bank: A leading bank selected by the Securities Administrator that is engaged in transactions in Eurodollar deposits in the international
Eurocurrency market.

      Reference Bank Rate: With respect to any Interest  Accrual  Period,  the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the offered rates for United  States dollar  deposits for one month that are quoted by the Reference  Banks as of 11:00 a.m.,  New York City
time, on the related interest  determination date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate  Certificate Principal Balance of all Classes of Group I Offered
Certificates  for such  Interest  Accrual  Period,  provided that at least two such  Reference  Banks  provide  such rate.  If fewer than two  offered  rates appear,  the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more  major  banks  in New York  City,  selected  by the  securities administrator,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  dollars  to  leading  European  banks  for a period  of one  month in amounts  approximately equal to the aggregate Certificate Principal Balance of all Classes of Group I Offered Certificates.

      Reinvestment   Agreements:   One  or   more   reinvestment   agreements,
acceptable to the Rating  Agencies,  from a bank,  insurance  company or other corporation or entity (including the Trustee).

      Related   Certificates   (A)  For  each  class  of  REMIC  III   Regular
Interests,  the Class or Classes of  Certificates  show  opposite  the name of such REMIC III Regular Interest in the following table:

---------------------------------------------------------------------------------
REMIC III Regular Interest               Classes of Certificates
---------------------------------------------------------------------------------
II-1A-1                                  II-1A-1
---------------------------------------------------------------------------------
II-1A-2                                  II-1A-2
---------------------------------------------------------------------------------
II-2A-1                                  II-2A-1
---------------------------------------------------------------------------------
II-3A-1                                  II-3A-1
---------------------------------------------------------------------------------
II-3A-2                                  II-3A-2
---------------------------------------------------------------------------------
II-4A-1                                  II-4A-1
---------------------------------------------------------------------------------
II-5A-1                                  II-5A-1
---------------------------------------------------------------------------------
II-5A-2                                  II-5A-2
---------------------------------------------------------------------------------
II-6A-1                                  II-6A-1
---------------------------------------------------------------------------------
II-6A-2                                  II-6A-2
---------------------------------------------------------------------------------
II-M-1                                   II-M-1
---------------------------------------------------------------------------------
II-M-2                                   II-M-2
---------------------------------------------------------------------------------
II-M-3                                   II-M-3
---------------------------------------------------------------------------------
II-M-4                                   II-M-4
---------------------------------------------------------------------------------
II-M-5                                   II-M-5
---------------------------------------------------------------------------------
II-B-1                                   II-B-1
---------------------------------------------------------------------------------
II-B-2                                   II-B-2
---------------------------------------------------------------------------------
II-B-3                                   II-B-3
---------------------------------------------------------------------------------
II-B-4                                   II-B-4
---------------------------------------------------------------------------------
II-B-5                                   II-B-5
---------------------------------------------------------------------------------
II-B-6                                   II-B-6
---------------------------------------------------------------------------------

(B) For each  class of REMIC IV  Regular  Interest,  the Class or  Classes  of
Certificates  show opposite the name of such REMIC III Regular Interest in the following table:

---------------------------------------------------------------------------------
REMIC IV Regular Interest                Classes of Certificates
---------------------------------------------------------------------------------
I-1A-1                                   I-1A-1
---------------------------------------------------------------------------------
I-1A-2                                   I-1A-2
---------------------------------------------------------------------------------
I-M-1                                    I-M-1
---------------------------------------------------------------------------------
I-M-2                                    I-M-2
---------------------------------------------------------------------------------
I-B-1                                    I-B-1
---------------------------------------------------------------------------------
I-B-2                                    I-B-2
---------------------------------------------------------------------------------
I-B-3                                    I-B-3
---------------------------------------------------------------------------------
X-P                                      X-P
---------------------------------------------------------------------------------
B-IO-I and B-IO-P                        B-IO
---------------------------------------------------------------------------------
II-1A-1                                  II-1A-1
---------------------------------------------------------------------------------
II-1A-2                                  II-1A-2
---------------------------------------------------------------------------------
II-2A-1                                  II-2A-1
---------------------------------------------------------------------------------
II-3A-1                                  II-3A-1
---------------------------------------------------------------------------------
II-4A-1                                  II-4A-1
---------------------------------------------------------------------------------
II-5A-1                                  II-5A-1
---------------------------------------------------------------------------------
II-5A-2                                  II-5A-2
---------------------------------------------------------------------------------
II-6A-1                                  II-6A-1
---------------------------------------------------------------------------------
II-6A-2                                  II-6A-2
---------------------------------------------------------------------------------
II-M-1                                   II-M-1
---------------------------------------------------------------------------------
II-M-2                                   II-M-2
---------------------------------------------------------------------------------
II-M-3                                   II-M-3
---------------------------------------------------------------------------------
II-M-4                                   II-M-4
---------------------------------------------------------------------------------
II-M-5                                   II-M-5
---------------------------------------------------------------------------------
II-B-1                                   II-B-1
---------------------------------------------------------------------------------
II-B-2                                   II-B-2
---------------------------------------------------------------------------------
II-B-3                                   II-B-3
---------------------------------------------------------------------------------
II-B-4                                   II-B-4
---------------------------------------------------------------------------------
II-B-5                                   II-B-5
---------------------------------------------------------------------------------
II-B-6                                   II-B-6
---------------------------------------------------------------------------------

(C)  For the REMIC V Regular Interest, the Class B-IO Certificates.

      Relief  Act:  The  Servicemembers  Civil  Relief  Act,  as  amended,  or similar state law.

      Relief Act Mortgage  Loan:  Any Mortgage  Loan as to which the Scheduled
Payment thereof has been reduced due to the application of the Relief Act.

      Remaining  Excess  Spread:  With respect to any  Distribution  Date, the
Excess  Spread  remaining  after  the  distribution  of  the  Extra  Principal
Distribution Amount for such Distribution Date.

      Remaining   Pre-Funded  Amount:  With  respect  to  any  Loan  Group  or
Sub-Loan Group,  an amount equal to the Pre-Funded  Amount for such Loan Group or  Sub-Loan  Group  minus the amount  equal to 100% of the  aggregate  Stated
Principal  Balance of the Subsequent  Mortgage Loans  transferred to such Loan
Group or Sub-Loan Group during the Pre-Funding Period.

      REMIC: A "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

      REMIC   Administrator:   The  Trustee;   provided   that  if  the  REMIC
Administrator  is found by a court of competent  jurisdiction  to no longer be able to fulfill its  obligations as REMIC  Administrator  under this Agreement the Servicer or Trustee  acting as Servicer  shall  appoint a successor  REMIC
Administrator,  subject to assumption of the REMIC  Administrator  obligations under this Agreement.

      REMIC  Interest:  Any of the REMIC I,  REMIC II, REMIC III, REMIC IV and
REMIC V Interests.

      REMIC  Opinion:  An Opinion of Independent  Counsel,  to the effect that the proposed action described  therein would not, under the REMIC  Provisions,
(i) cause  any 2005-9  REMIC to fail to qualify as a REMIC  while any  regular interest  in  such  2005-9  REMIC  is  outstanding,  (ii) result  in a tax  on prohibited  transactions with respect to any 2005-9 REMIC or  (iii) constitute a taxable contribution to any 2005-9 REMIC after the Startup Day.

      REMIC  Provisions:   The  provisions  of  the  federal  income  tax  law
relating to REMICs,  which  appear at Sections  860A through 860G of the Code,
and  related  provisions  and  regulations  promulgated  thereunder,   as  the
foregoing may be in effect from time to time.

      REMIC Regular Interest:  Any of the REMIC I,  REMIC II, REMIC III, REMIC
IV and REMIC V Regular Interests.

      REMIC I:  The segregated  pool of assets,  with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

      (a)   the Group II  Mortgage  Loans and the related  Mortgage  Files and collateral securing such Group II Mortgage Loans,

      (b)   all  payments  on and  collections  in  respect  of the  Group  II
Mortgage  Loans due  after  the  Cut-off  Date as shall be on  deposit  in the
Master  Servicer  Collection  Account  or  in  the  Distribution  Account  and
identified as belonging to the Trust Fund,

      (c)   property  that secured a Group II Mortgage  Loan and that has been acquired for the benefit of the  Certificateholders  by foreclosure or deed in lieu of foreclosure,

      (d)   the hazard  insurance  policies  and  Primary  Mortgage  Insurance
Policies, if any, relating to the Group II Mortgage Loans, and

      (e)   all proceeds of clauses (a) through (d) above.

      REMIC I Available  Distribution  Amount: For each of the Sub-Loan Groups in Loan  Group II for any  Distribution  Date,  the  Available  Funds for such
Sub-Loan Group,  or, if the context so requires the aggregate of the Available
Funds for all Sub-Loan Groups in Loan Group II.

      REMIC I  Distribution  Amount:  For any  Distribution  Date, the REMIC I
Available  Distribution  Amount shall be  distributed  to the REMIC I  Regular
Interests  and the Class R  Certificates  in respect of Component I thereof in the following amounts and priority:

      (a)         To the extent of the REMIC I Available  Distribution  Amount for Sub-Loan Group II-1:

            (i)   first,  to Class  Y-1 and Class Z-1  Regular  Interests  and
      Component I   of   the   Class R   Certificates,    concurrently,    the
      Uncertificated  Interest for such Classes remaining unpaid from previous
      Distribution  Dates,  pro rata according to their  respective  shares of such unpaid amounts;

            (ii)  second,  to the Class Y-1 and  Class Z-1  Regular  Interests
      and  Component I  of  the  Class  R  Certificates,   concurrently,   the
      Uncertificated  Interest for such  Classes for the current  Distribution
      Date, pro rata according to their respective Uncertificated Interest;

            (iii) third,  to  Component I of the Class R  Certificates,  until the  Uncertificated  Principal Balance thereof has been reduced to zero;
      and

            (iv)  fourth,  to the Class Y-1 and Class Z-1  Regular  Interests, the Class Y-1 Principal  Distribution Amount and the Class Z-1 Principal
      Distribution Amount, respectively.

      (b)   To the extent of the  REMIC I  Available  Distribution  Amount for
Sub-Loan Group II-2:

            (i)   first,  to the Class Y-2 and  Class Z-2  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-2 and Class Z-2  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-2 and  Class Z-2  Regular  Interests, the Class Y-2 Principal  Distribution Amount and the Class Z-2 Principal
      Distribution Amount, respectively.

      (c)   To the extent of the  REMIC I  Available  Distribution  Amount for
Sub-Loan Group II-3:

            (i)   first,  to the Class Y-3 and  Class Z-3  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-3 and Class Z-3  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-3 and  Class Z-3  Regular  Interests, the Class Y-3 Principal  Distribution Amount and the Class Z-3 Principal
      Distribution Amount, respectively.

      (d)   To the extent of the  REMIC I  Available  Distribution  Amount for
Sub-Loan Group II-4:

            (i)   first,  to the Class Y-4 and  Class Z-4  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-4 and Class Z-4  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-4 and  Class Z-4  Regular  Interests, the Class Y-4 Principal  Distribution Amount and the Class Z-4 Principal
      Distribution Amount, respectively.

      (e)   To the extent of the  REMIC I  Available  Distribution  Amount for
Sub-Loan Group II-5:

            (i)   first,  to the Class Y-5 and  Class Z-5  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-5 and Class Z-5  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-5 and  Class Z-5  Regular  Interests, the Class  Y-5  Principal  Distribution  Amount  and the  Class Z-5  Principal
Distribution Amount, respectively.

      (f)   To the extent of the  REMIC I  Available  Distribution  Amount for
Sub-Loan Group II-6:

            (i)   first,  to the Class Y-6 and  Class Z-6  Regular  Interests, concurrently,  the  Uncertificated  Interest for such Classes  remaining unpaid from previous  Distribution  Dates,  pro rata  according to their respective shares of such unpaid amounts;

            (ii)  second,  to the Class Y-6 and Class Z-6  Regular  Interests, concurrently,  the  Uncertificated  Interest  for such  Classes  for the current  Distribution  Date,  pro rata  according  to  their  respective
      Uncertificated Interest; and

            (iii) third,  to the Class Y-6 and  Class Z-6  Regular  Interests, the Class  Y-6  Principal  Distribution  Amount  and the  Class Z-6  Principal
Distribution Amount, respectively.

      (g)   To the extent of the REMIC I  Available  Distribution  Amounts for
Sub-Loan Group II-1,  Sub-Loan Group II-2, Sub-Loan Group II-3, Sub-Loan Group
II-4,  Sub-Loan Group II-5 or Sub-Loan Group II-6 for such  Distribution  Date remaining  after payment of the amounts  pursuant to paragraphs (a), (b), (c),
(d), (e) and (f) of this definition of "REMIC I Distribution Amount":

            (i)   first,  to  each  Class  of  Class  Y and  Class  Z  Regular
      Interests,  pro rata  according to the amount of  unreimbursed  Realized
      Losses allocable to principal  previously  allocated to each such Class;
      provided,  however,  that  any  amounts  distributed  pursuant  to  this paragraph  (g)(i) of this  definition of "REMIC I  Distribution  Amount"
      shall not cause a reduction in the Uncertificated  Principal Balances of any of the Class Y and Class Z Regular Interests; and

            (ii)  second, to the Component I of the Class R Certificates,  the
      Residual   Distribution   Amount   for   Component I   of  the  Class  R
      Certificates for such Distribution Date.

      REMIC I  Interests:  The REMIC I  Regular  Interests and  Component I of
the Class R Certificates.

      REMIC I  Regular   Interest:   Any  of  the  separate   non-certificated
beneficial ownership interests in REMIC I set forth in Section 5.01(c)(i)  and issued  hereunder  and  designated  as a "regular  interest" in REMIC I.  Each
REMIC I  Regular   Interest  shall  accrue  interest  at  the   Uncertificated
Pass-Through  Rate specified for such REMIC I Interest in  Section 5.01(c)(i), and shall be entitled to distributions of principal,  subject to the terms and conditions hereof, in an aggregate amount equal to its initial  Uncertificated
Principal  Balance as set forth in  Section 5.01(c)(i).  The  designations for the respective REMIC I Regular Interests are set forth in Section 5.01(c)(i).

      REMIC II: The segregated  pool of assets,  with respect to which a REMIC election is made pursuant to this  Agreement,  consisting  of: (a)the Group I
 Mortgage Loans and the related  Mortgage  Files and collateral  securing such
 Group I Mortgage  Loans,  (b) all payments on and  collections  in respect of the Group I Mortgage  Loans due after the Cut off Date as shall be on deposit in the Master Servicer Collection Account or in the Distribution  Account and
 identified as belonging to the Trust Fund,  (c) property that secured a Group
 I  Mortgage  Loan  and  that  has  been  acquired  for  the  benefit  of  the
 Certificateholders  by  foreclosure or deed in lieu of  foreclosure,  (d) the hazard insurance  policies and Primary Mortgage Insurance  Policies,  if any, related to the Group I Mortgage  Loans and (e) all  proceeds  of clauses  (a)
 through (d) above.

      REMIC II Available  Distribution  Amount: For any Distribution Date, the
Available Funds for Loan Group II.

      REMIC II Distribution  Amount:  For any Distribution  Date, the REMIC II
Available  Distribution Amount shall be distributed by REMIC II to REMIC IV on account of the REMIC II  Regular  Interests and to the Class R Certificates in
respect of Component II thereof, in the following order of priority:

      1.    to REMIC IV as the holder of REMIC II Regular  Interest LT1, REMIC
II Regular  Interest LT2,  REMIC II Regular  Interest LT3 and REMIC II Regular
Interest  LT4,  pro  rata,  in an  amount  equal to (A)  their  Uncertificated
Accrued Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

      2.    on each  Distribution  Date,  to  REMIC  IV as the  holder  of the
REMIC II Regular  Interests,  in an amount equal to the remainder of the REMIC
II Available  Distribution  Amount after the  distributions  made  pursuant to clause (i) above, allocated as follows:

            (A)   in respect of the REMIC II Regular  Interest  LT2,  REMIC II
      Regular   Interest  LT3  and  REMIC  II  Regular   Interest  LT4,  their
      respective Principal Distribution Amounts;

            (B)   in  respect  of  the  REMIC  II  Regular  Interest  LT1  any remainder until the Uncertificated  Principal Balance thereof is reduced to zero;

            (C)   any  remainder  in respect of the REMIC II Regular  Interest
      LT2,  REMIC II Regular  Interest LT3 and REMIC II Regular  Interest LT4,
      pro  rata  according  to  their  respective   Uncertificated   Principal
      Balances as reduced by the  distributions  deemed  made  pursuant to (i)
      above,  until their  respective  Uncertificated  Principal  Balances are reduced to zero; and

            (D)   any  remaining   amounts  to  the  Holders  of  the  Class R
      Certificates in respect of Component II thereof.

      REMIC II Interests:  The REMIC II Regular  Interests and Component II of
the Class R Certificates.

      REMIC II  Principal  Reduction  Amounts:  For any Distribution Date, the
amounts by which the  principal  balances of the  REMIC II  Regular  Interests
LT1,  LT2,  LT3 and LT4,  respectively,  will be reduced on such  Distribution
Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

      For purposes of the  succeeding  formulas the  following  symbols  shall have the meanings set forth below:

      Y1 = the principal  balance of the REMIC II  Regular  Interest LT1 after distributions on the prior Distribution Date.

      Y2 = the principal  balance of the REMIC II  Regular  Interest LT2 after distributions on the prior Distribution Date.

      Y3 = the principal  balance of the REMIC II  Regular  Interest LT3 after distributions on the prior Distribution Date.

      Y4 = the principal  balance of the REMIC II  Regular  Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      ΔY1 = the REMIC II Regular Interest LT1 Principal Reduction Amount.

      ΔY2 = the REMIC II Regular Interest LT2 Principal Reduction Amount.

      ΔY3 = the REMIC II Regular Interest LT3 Principal Reduction Amount.

      ΔY4 = the REMIC II Regular Interest LT4 Principal Reduction Amount.

      P0 = the aggregate  principal  balance of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses on the prior Distribution Date.

      P1 = the aggregate  principal  balance of the REMIC II Regular Interests
LT1,  LT2,  LT3 and LT4 after  distributions  and the  allocation  of Realized
Losses to be made on such Distribution Date.

      ΔP = P0 - P1 = the  aggregate of the  REMIC II  Regular  Interests  LT1,
LT2, LT3 and LT4 Principal Reduction Amounts.

            = the  aggregate of the principal  portions of Realized  Losses to be allocated  to, and the principal  distributions  to be made on, the Group I
Certificates on such  Distribution  Date (including  distributions  of accrued and unpaid  interest  on the Class SB-I  Certificates  for prior  Distribution
Dates).

      R0 = the  Group I Net WAC Cap Rate  (stated  as a  monthly  rate)  after giving  effect to amounts  distributed  and Realized  Losses  allocated on the prior Distribution Date.

      R1 = the  Group I Net WAC Cap Rate  (stated  as a  monthly  rate)  after giving  effect  to  amounts  to  be  distributed  and  Realized  Losses  to be allocated on such Distribution Date.

      α = (Y2 + Y3)/P0.  The initial  value of α on the  Closing  Date for use on the first Distribution Date shall be 0.0001.

      γ0 = the lesser of (A) the sum for all Classes of Group I  Certificates,
other than the Class B-IO  Certificates,  of the product for each Class of (i)
the  monthly  interest  rate (as  limited by the Group I Net WAC Cap Rate,  if applicable) for such  Class applicable  for  distributions  to be made on such
Distribution  Date and (ii) the aggregate  Certificate  Principal  Balance for such  Class after  distributions  and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

      γ1  = the   lesser  of  (A)  the  sum  for  all   Classes   of  Group  I
Certificates,  other than the Class B-IO Certificates, of the product for each
Class of (i) the  monthly  interest  rate (as limited by the Net WAC Cap Rate, if applicable) for such  Class applicable  for distributions to be made on the
next  succeeding   Distribution  Date  and  (ii)  the  aggregate   Certificate
Principal  Balance for such  Class after  distributions  and the allocation of
Realized Losses to be made on such Distribution Date and (B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 = αΔP - ΔY2; and

      ΔY4 = ΔY3.

      if both ΔY2 and ΔY3, as so determined, are non-negative numbers.
Otherwise:

      (1) If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2) If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      REMIC II Realized Losses: For any Distribution Date,  Realized Losses on
the Group I Mortgage  Loans for the related Due Period shall be allocated,  as follows:  (i) the  interest  portion  of  Realized  Losses,  if any,  shall be allocated pro rata to accrued  interest on the REMIC II  Regular  Interests to the extent of such accrued interest,  and (ii) any remaining interest portions of Realized  Losses and any  principal  portions of Realized  Losses  shall be treated as  principal  portions of Realized  Losses and  allocated  (i) to the
REMIC II  Regular  Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II
Regular  Interest  LT4,  pro  rata  according  to their  respective  Principal
Reduction  Amounts,  provided  that such  allocation  to each of the  REMIC II
Regular  Interest  LT2,  REMIC II  Regular  Interest LT3 and REMIC II  Regular
Interest LT4 shall not exceed their  respective  Principal  Reduction  Amounts for such Distribution  Date, and (ii) any Realized Losses not allocated to any of REMIC II  Regular  Interest LT2,  REMIC II Regular Interest LT3 or REMIC II
Regular  Interest  LT4  pursuant  to the  proviso of clause (i) above shall be allocated to the REMIC II Regular Interest LT1.

      REMIC II  Regular  Interest:   Any  of  the  separate   non-certificated
beneficial  ownership  interests in REMIC II set forth in  Section 5.01(c)(ii)
and issued  hereunder  and  designated  as a "regular  interest"  in REMIC II.
Each REMIC II  Regular  Interest shall accrue  interest at the  Uncertificated
Pass-Through    Rate    specified    for    such    REMIC II    Interest    in
Section 5.01(c)(ii),  and shall be entitled  to  distributions  of  principal, subject to the terms and conditions  hereof,  in an aggregate  amount equal to
its   initial    Uncertificated    Principal   Balance   as   set   forth   in
Section 5.01(c)(ii).  The  designations  for the respective  REMIC II  Regular
Interests are set forth in Section 5.01(c)(ii).

      REMIC II  Regular  Interest LT1: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC II Regular  Interest LT1 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT1
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT1 on such  Distribution
Date.

      REMIC II  Regular  Interest LT2: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC II Regular  Interest LT2 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT2
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT2 on such  Distribution
Date.

      REMIC II  Regular  Interest LT3: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC II Regular  Interest LT3 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT3
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT3 on such  Distribution
Date.

      REMIC II  Regular  Interest LT4: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has an initial principal balance equal to the  related  Uncertificated  Principal  Balance,  that bears  interest at the related  Uncertificated  Pass-Through  Rate,  and that has such other terms as are described herein.

      REMIC II Regular  Interest LT4 Principal  Distribution  Amount:  For any
Distribution  Date, the excess,  if any, of the REMIC II  Regular Interest LT4
Principal  Reduction  Amount  for such  Distribution  Date  over the  Realized
Losses  allocated to the REMIC II  Regular  Interest LT4 on such  Distribution
Date.

      REMIC III: That group of assets  contained in the Trust Fund  designated as a REMIC  consisting  of the  REMIC I  Regular  Interests  and any  proceeds thereof.

      REMIC III Available  Distribution  Amount:  For any  Distribution  Date,
the amounts deemed  distributed with respect to the REMIC I Regular  Interests pursuant to Section 6.07.

       REMIC III Distribution  Amount:  For any  Distribution  Date, the REMIC
III Available  Distribution  Amount shall be distributed by REMIC III to REMIC
IV on  account  of  the  REMIC  III  Regular  Interests  and to  the  Class  R
Certificates  in respect of Component III thereof,  as follows:  to each REMIC
III Regular Interest in respect of Uncertificate  Accrued Interest thereon and the  Uncertificated  Principal  Balance  thereof,  the amount  distributed  in respect  of  interest  and  principal  on the  Related  Class  or  Classes  of
Certificates  (with such  amounts  having the same  character  as  interest or principal  with  respect to the REMIC III  Regular  Interest as they have with respect  to the  Related  Certificate  or  Certificates)  with  the  following exception:  No amount  paid to any  Certificate  in  respect of any Basis Risk
Shortfall  Amount  or  Basis  Risk  Shortfall  Carryforward  Amount  shall  be included  in the  amount  paid in  respect  of a  related  REMIC  III  Regular
Interest.  Any  remaining  amount  of the  REMIC  III  Available  Distribution
Amount  shall be  distributed  to the holders of the Class R  Certificates  in respect of Component III thereof.

      REMIC III Interests:  The REMIC III Regular  Interests and Component III
of the Class R Certificates.

      REMIC  III  Regular  Interest:  Any  of  the  separate  non-certificated beneficial ownership interests in REMIC III set forth in  Section 5.01(c)(iii)
and issued  hereunder  and  designated  as a "regular  interest" in REMIC III.
Each REMIC III  Regular  Interest shall accrue interest at the  Uncertificated
Pass-Through    Rate    specified    for   such    REMIC III    Interest    in
Section 5.01(c)(iii),  and shall be entitled to  distributions  of  principal, subject to the terms and conditions  hereof,  in an aggregate  amount equal to
its   initial    Uncertificated    Principal   Balance   as   set   forth   in
Section 5.01(c)(iii).  The designations for the respective  REMIC III  Regular
Interests are set forth in Section 5.01(c)(iii).

      REMIC IV: That group of assets  contained  in the Trust Fund  designated as a REMIC  consisting  of the REMIC III Regular  Interests  and any  proceeds thereof.

      REMIC IV Available  Distribution  Amount: For any Distribution Date, the
amounts  deemed  distributed  with respect to the REMIC III Regular  Interests pursuant to Section 6.07.

      REMIC IV Distribution  Amount:  For any Distribution  Date, the REMIC IV
Available  Distribution  Amount shall be deemed distributed by REMIC IV to the holders  of the  Certificates  (other  than the Class  B-IO  Certificates)  on account  of the  REMIC IV  Regular  Interests  (other  than  REMIC IV  Regular
Interests  B-IO-I  and  B-IO-P),  to REMIC V on  account  of REMIC IV  Regular
Interests  B-IO-I and B-IO-P,  and to the Class R  Certificates  in respect of
Component  IV  thereof,  as  follows:  to each  REMIC IV Regular  Interest  in respect of Uncertificated  Interest thereon and the  Uncertificated  Principal
Balance thereof,  the amount  distributed in respect of interest and principal on the Related Class or Classes of Certificates  (with such amounts having the same  character as interest or principal  with respect to the REMIC IV Regular
Interest   as  they  have  with   respect  to  the  Related   Certificate   or
Certificates)  with  the  following  exceptions:  (1) No  amount  paid  to any
Certificate  in  respect  of any Basis  Risk  Shortfall  Amount or Basis  Risk
Shortfall  Carryforward Amount shall be included in the amount paid in respect of a related  REMIC IV Regular  Interest;  and (2) amounts  paid in respect of
Basis Risk Shortfall Amounts and Basis Risk Shortfall  Carryforward Amounts to
the extent not derived  from any Cap Contract  Payment  Amount shall be deemed paid with  respect to REMIC IV Regular  Interest  B-IO-I in respect of accrued and unpaid interest  thereon.  Any remaining  amount of the REMIC IV Available
Distribution  Amount  shall  be  distributed  to the  holders  of the  Class R
Certificates in respect of Component IV thereof.

      REMIC IV Interests:  The REMIC IV Regular  Interests and Component IV of
the Class R Certificates.

      REMIC  IV  Regular  Interest:  Any  of  the  separate   non-certificated
beneficial  ownership  interests in REMIC IV set forth in  Section 5.01(c)(iv)
and issued  hereunder  and  designated  as a "regular  interest"  in REMIC IV.
Each REMIC IV  Regular  Interest shall accrue  interest at the  Uncertificated
Pass-Through    Rate    specified    for    such    REMIC IV    Interest    in
Section 5.01(c)(iv),  and shall be entitled  to  distributions  of  principal, subject to the terms and conditions  hereof,  in an aggregate  amount equal to
its   initial    Uncertificated    Principal   Balance   as   set   forth   in
Section 5.01(c)(iv).  The  designations  for the respective  REMIC IV  Regular
Interests are set forth in Section 5.01(c)(iv).

      REMIC V: That group of assets  contained  in the Trust  Fund  designated as a REMIC consisting of REMIC IV Regular  Interests B-IO-I and B-IO-P and any
proceeds thereof.

      REMIC V Available  Distribution  Amount:  For any Distribution Date, the
amounts deemed  distributed with respect to REMIC IV Regular  Interests B-IO-I and B-IO-P pursuant to Section 6.07.

      REMIC V  Distribution  Amount:  For any  Distribution  Date, the REMIC V
Available  Distribution  Amount shall be deemed  distributed by REMIC V to the holder  of the  Class  B-IO  Certificates  on  account  of  REMIC  IV  Regular
Interests B-IO-I and B-IO-P.

      REMIC V  Interests:  The  REMIC V  Regular  Interest  and the  Class R-X
Certificates.

      REMIC V  Regular  Interest:  The  separate  non-certificated  beneficial ownership  interest  in  REMIC V  set forth in  Section 5.01(c)(v)  and issued hereunder  and  designated  as a "regular  interest"  in REMIC V.  The REMIC V
Regular  Interest  shall accrue  interest at the  Uncertificated  Pass-Through
Rate  specified  for  such  REMIC V   Interest  in   Section 5.01(c)(v).   The
designation   for   the   REMIC V   Regular   Interest   is   set   forth   in
Section 5.01(c)(v).

      REO  Property:  A  Mortgaged  Property  acquired  in  the  name  of  the
Trustee,   for  the  benefit  of   Certificateholders,   by   foreclosure   or
deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase  Price:  With respect to any  Mortgage  Loan (or any property acquired  with  respect  thereto)  required  to be  repurchased  by the Seller pursuant to the Mortgage Loan Purchase  Agreement,  a Subsequent Mortgage Loan
Purchase  Agreement  or Article II of this  Agreement,  an amount equal to the excess  of (i) the sum of (a) 100% of the  Outstanding  Principal  Balance  of
such Mortgage Loan as of the date of repurchase  (or if the related  Mortgaged
Property was acquired with respect thereto,  100% of the Outstanding Principal
Balance at the date of the  acquisition),  (b) accrued but unpaid  interest on the  Outstanding  Principal  Balance at the related  Mortgage  Interest  Rate, through  and  including  the last day of the month of  repurchase  and (c) any costs  and  damages  (if any)  incurred  by the Trust in  connection  with any violation of such Mortgage Loan of any predatory or abusive  lending laws over
(ii) any portion of the Master Servicing Compensation,  Servicing Fee, Monthly
Advances and advances payable to the purchaser of the Mortgage Loan (if any).

      Repurchase  Proceeds:  The  Repurchase  Price  in  connection  with  any repurchase  of a  Mortgage  Loan  by  the  Seller  and  any  cash  deposit  in connection  with  the  substitution  of a  Mortgage  Loan,  in  each  case  in accordance with the Mortgage Loan Purchase Agreement.

      Request for Release:  A request for release in the form attached  hereto as Exhibit D.

      Required  Insurance  Policy:  With  respect to any  Mortgage  Loan,  any insurance  policy which is required to be  maintained  from time to time under this Agreement with respect to such Mortgage Loan.

      Reserve Fund: The separate  trust account  created and maintained by the
Securities Administrator pursuant to Section 4.06 hereof.

      Residual  Certificate:  Any of the Class R  Certificates,  consisting of
four     components-Component I,      Component II,      Component III     and
Component IV-respectively   representing   ownership  of  the  sole  class  of
residual  interest  in each of REMIC I, REMIC II,  REMIC III and REMIC IV, and the Class R-X Certificates.

      Responsible  Officer:  Any  officer  assigned  to  the  Corporate  Trust
Office of the Trustee or the Securities Administrator,  as the case may be (or
any  successor  thereto),   including  any  Vice  President,   Assistant  Vice
President,  Trust Officer, any Assistant  Secretary,  any trust officer or any other officer of the Trustee or the Securities Administrator,  as the case may be, customarily  performing functions similar to those performed by any of the
above   designated   officers  and  having  direct   responsibility   for  the
administration of this Agreement,  and any other officer of the Trustee or the
Securities  Administrator,  as the  case  may  be,  to whom a  matter  arising hereunder may be referred.

      Rule  144A  Certificate:   The  certificate  to  be  furnished  by  each
purchaser  of a Private  Certificate  (which is also a  Physical  Certificate)
which  is  a  Qualified   Institutional  Buyer  as  defined  under  Rule  144A
promulgated  under the Securities Act,  substantially in the form set forth as
Exhibit F-2 hereto.

      S&P: Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., and its successors in interest.

      Scheduled  Payment:  With  respect  to any  Mortgage  Loan  and  any Due
Period,  the  scheduled  payment or payments of  principal  and  interest  due during  such Due Period on such  Mortgage  Loan  which  either is payable by a
Mortgagor in such Due Period under the related  Mortgage  Note or, in the case of REO Property,  would otherwise have been payable under the related Mortgage
Note.

      Scheduled Principal:  The principal portion of any Scheduled Payment.

      Securities Act:  The Securities Act of 1933, as amended.

      Securities  Administrator:  Wells Fargo Bank, National  Association,  in
its  capacity as paying  agent or  securities  administrator  (as  applicable)
hereunder,   or  its  successor  in  interest,  or  any  successor  securities administrator or paying agent appointed as herein provided.

      Securities  Legend:  "THIS  CERTIFICATE  HAS NOT  BEEN  AND  WILL NOT BE
REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  (THE  "SECURITIES
ACT"), OR UNDER ANY STATE  SECURITIES  LAWS. THE HOLDER HEREOF,  BY PURCHASING
THIS  CERTIFICATE,  AGREES THAT THIS  CERTIFICATE  MAY BE  REOFFERED,  RESOLD,
PLEDGED OR OTHERWISE  TRANSFERRED  ONLY IN COMPLIANCE  WITH THE SECURITIES ACT
AND  OTHER  APPLICABLE  LAWS AND ONLY (1)  PURSUANT  TO RULE  144A  UNDER  THE
SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER  REASONABLY  BELIEVES
IS A QUALIFIED  INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"),
PURCHASING  FOR ITS OWN ACCOUNT OR A QIB  PURCHASING FOR THE ACCOUNT OF A QIB,
WHOM THE HOLDER HAS INFORMED,  IN EACH CASE, THAT THE REOFFER,  RESALE, PLEDGE
OR  OTHER  TRANSFER  IS  BEING  MADE  IN  RELIANCE  ON  RULE  144A  OR  (2) IN
CERTIFICATED  FORM  TO  AN  "INSTITUTIONAL  ACCREDITED  INVESTOR"  WITHIN  THE
MEANING THEREOF IN RULE  501(A)(1),  (2), (3) OR (7) OF REGULATION D UNDER THE
ACT OR  ANY  ENTITY  IN  WHICH  ALL OF THE  EQUITY  OWNERS  COME  WITHIN  SUCH
PARAGRAPHS  PURCHASING  NOT FOR  DISTRIBUTION  IN VIOLATION OF THE  SECURITIES
ACT,  SUBJECT TO (A) THE RECEIPT BY THE SECURITIES  ADMINISTRATOR  OF A LETTER
SUBSTANTIALLY  IN THE FORM  PROVIDED IN THE  AGREEMENT  AND (B) THE RECEIPT BY
THE  SECURITIES  ADMINISTRATOR  OF  SUCH  OTHER  EVIDENCE  ACCEPTABLE  TO  THE
SECURITIES  ADMINISTRATOR THAT SUCH REOFFER,  RESALE, PLEDGE OR TRANSFER IS IN
COMPLIANCE  WITH THE SECURITIES ACT AND OTHER  APPLICABLE LAWS OR IN EACH CASE
IN ACCORDANCE  WITH ALL  APPLICABLE  SECURITIES  LAWS OF THE UNITED STATES AND
ANY  OTHER  APPLICABLE  JURISDICTION.  THIS  CERTIFICATE  MAY NOT BE  ACQUIRED
DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE  BENEFIT PLAN OR OTHER
RETIREMENT  ARRANGEMENT  (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE
RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED,  AND/OR  SECTION 4975 OF
THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON
USING "PLAN  ASSETS" OF A PLAN,  UNLESS THE PROPOSED  TRANSFEREE  PROVIDES THE
SECURITIES  ADMINISTRATOR  WITH AN OPINION OF COUNSEL  FOR THE  BENEFIT OF THE
TRUSTEE,  MASTER SERVICER AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY
MAY RELY  WHICH  IS  SATISFACTORY  TO THE  SECURITIES  ADMINISTRATOR  THAT THE
PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED  TRANSACTION UNDER SECTION 406
OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS  AMENDED,  OR
SECTION  4975 OF THE CODE  AND  WILL NOT  SUBJECT  THE  MASTER  SERVICER,  THE
TRUSTEE OR THE  SECURITIES  ADMINISTRATOR  TO ANY  OBLIGATION  OR LIABILITY IN
ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

      Security  Instrument:  A written instrument  creating a valid first lien on a Mortgaged  Property securing a Mortgage Note, which may be any applicable form of  mortgage,  deed of  trust,  deed to  secure  debt or  security  deed, including any riders or addenda thereto.

      Seller:  EMC, as mortgage  loan seller under the Mortgage  Loan Purchase
Agreement and any Subsequent Mortgage Loan Purchase Agreement.

      Senior  Certificates:  The Class I-1A-1,  Class I-1A-2,  Class  II-1A-1,
Class II-1A-2,  Class II-2A-1,  Class II-3A-1,  Class II-3A-2,  Class II-4A-1,
Class II-5A-1, Class II-5A-2, Class II-6A-1 and Class II-6A-2 Certificates.

      Senior  Enhancement  Percentage:  As  to  each  Distribution  Date,  the percentage equivalent of a fraction,  the numerator of which is the sum of (i)
the aggregate of the Certificate  Principal Balance of the Class I-M-1,  Class
I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3  Certificates  and (ii) the
Overcollateralization  Amount,  in each case after  taking  into  account  the
distribution   of  the  related   Principal   Distribution   Amounts  on  such
Distribution  Date,  and the  denominator  of  which is the  aggregate  Stated
Principal Balance of the Group I Mortgage Loans for such Distribution Date.

      Senior  Optimal  Principal  Amount:  With  respect to each  Distribution
Date and a Certificate  Group related to a Sub-Loan Group in Loan Group II, an amount equal to the sum,  without  duplication,  of the  following  (but in no event  greater  than  the  aggregate  Certificate  Principal  Balances  of the related Certificate Group immediately prior to such Distribution Date):

            (i)   the related  Senior  Percentage of the principal  portion of all Scheduled  Payments due on each  Outstanding  Mortgage Loan in the related
Sub-Loan  Group on the  related  Due  Date as  specified  in the  amortization schedule  at the time  applicable  thereto  (after  adjustments  for  previous
Principal  Prepayments but before any adjustment to such amortization schedule by reason  of any  bankruptcy  or  similar  proceeding  or any  moratorium  or similar waiver or grace period if the related  Distribution  Date occurs prior to the Cross-over Date);

            (ii)  the  related  Senior  Prepayment  Percentage  of the  Stated
Principal  Balance of Mortgage  Loan in the related  Sub-Loan  Group which was the subject of a Principal  Prepayment in full received by the Master Servicer during the related Prepayment Period;

            (iii) the related  Senior  Prepayment  Percentage of amount of all
Principal  Prepayments in part  allocated to principal  received by the Master
Servicer  during the  related  Prepayment  Period in respect to each  Mortgage
Loan in the related Sub-Loan Group;

            (iv)  the lesser of (a) the related Senior  Prepayment  Percentage of the  sum  of (A)  all  Net  Liquidation  Proceeds  allocable  to  principal received in respect of each Mortgage Loan in the related  Sub-Loan  Group that became a Liquidated  Mortgage Loan during the related Prepayment Period (other than Mortgage Loans  described in the  immediately  following  clause (B)) and all  Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage
Loan in the related  Sub-Loan  Group during the related Due Period and (B) the
Stated  Principal  Balance of each such Mortgage Loan  purchased by an insurer from the Trust during the related  Prepayment  Period  pursuant to the related
Primary Mortgage  Insurance  Policy,  if any, or otherwise and (b) the related
Senior  Percentage  of the sum of (A) the  Stated  Principal  Balance  of each
Mortgage  Loan  in the  related  Sub-Loan  Group  which  became  a  Liquidated
Mortgage  Loan during the related  Prepayment  Period (other than the Mortgage
Loans  described in the immediately  following  clause (B)) and all Subsequent
Recoveries  received  in  respect  of  each  Liquidated  Mortgage  Loan in the related  Sub-Loan  Group  during  the  related  Due  Period and (B) the Stated
Principal  Balance of each such Mortgage Loan that was purchased by an insurer from the Trust during the related  Prepayment  Period  pursuant to the related
Primary Mortgage Insurance Policy, if any or otherwise;

            (v)   any amount  allocated to the Available  Funds of the related
Sub-Loan Group pursuant to Section 6.01.2(a)(G); and

            (vi)  the related Senior  Prepayment  Percentage of the sum of (a)
the Stated  Principal  Balance of each Mortgage  Loan in the related  Sub-Loan
Group that was repurchased by the Seller in connection with such  Distribution
Date  and (b) the  excess,  if  any,  of the  Stated  Principal  Balance  of a
Mortgage  Loan in the  related  Sub-Loan  Group that has been  replaced by the
Seller with a substitute  Mortgage Loan pursuant to the Mortgage Loan Purchase
Agreement in connection with such  Distribution Date over the Stated Principal
Balance of such substitute Mortgage Loan.

      Senior  Percentage:  With respect to each Certificate Group related to a
Sub-Loan  Group in Loan  Group  II,  initially  92.55%.  With  respect  to any
Distribution  Date and a Certificate Group related to a Sub-Loan Group in Loan
Group II, the lesser of (i) 100% and (ii) the  percentage obtained by dividing the aggregate  Certificate  Principal  Balance of the Senior  Certificates  in
such Certificate  Group  immediately  preceding such  Distribution Date by the aggregate  Stated  Principal  Balance  of the  Mortgage  Loans in the  related
Sub-Loan Group as of the beginning of the related Due Period.

      Senior  Prepayment  Percentage:  With  respect  to a  Certificate  Group related  to a  Sub-Loan  Group  in Loan  Group  II and any  Distribution  Date
occurring during the periods set forth below, as follows:

Period (dates inclusive)            Senior Prepayment Percentage

October 2005 - September 2012       100%

October 2012 - September 2013       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   70%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Sub-Loan Group.

October 2013 - September 2014       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   60%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Sub-Loan Group.

October 2014 - September 2015       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   40%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Sub-Loan Group.

October 2015 - September 2016       Senior    Percentage   for   the   related
                                    Certificate   Group   plus   20%   of  the
                                    Subordinate  Percentage  for  the  related
                                    Sub-Loan Group.

October 2016 and thereafter         Senior    Percentage   for   the   related
                                    Certificate Group.

      In addition,  no reduction of the Senior  Prepayment  Percentage for the related  Certificate  Group shall occur on any Distribution Date unless, as of the last day of the month preceding such Distribution  Date, (A) the aggregate
Stated  Principal  Balance  of the  Group II  Mortgage  Loans in all  Sub-Loan
Groups  in Loan  Group  II  delinquent  60 days or more  (including  for  this purpose any such Group II Mortgage Loans in foreclosure  and Group II Mortgage
Loans with respect to which the related  Mortgaged  Property has been acquired by the Trust),  averaged over the last six months,  as a percentage of the sum of the aggregate  Certificate  Principal  Balance of the Group II  Subordinate
Certificates  does not exceed 50%; and (B) cumulative  Realized  Losses on the
Group II Mortgage Loans in all Sub-Loan  Groups in Loan Group II do not exceed
(a)  30% of the  Original  Group  II  Subordinate  Principal  Balance  if such
Distribution  Date occurs  between and  including  October 2012 and  September
2013, (b) 35% of the Original Group II Subordinate  Principal  Balance if such
Distribution  Date occurs  between and  including  October 2013 and  September
2014, (c) 40% of the Original Group II Subordinate  Principal  Balance if such
Distribution  Date occurs  between and  including  October 2014 and  September
2015, (d) 45% of the Original Group II Subordinate  Principal  Balance if such
Distribution  Date occurs  between and  including  October 2015 and  September
2016, and (e) 50% of the Original Group II  Subordinate  Principal  Balance if
such Distribution Date occurs during or after October 2016.

      In addition,  if on any  Distribution  Date the weighted  average of the
Subordinate  Percentages  for such  Distribution  Date is equal to or  greater than two times the weighted  average of the initial  Subordinate  Percentages, and (a) the aggregate Stated Principal  Balance of the Group II Mortgage Loans
for all  Sub-Loan  Groups  delinquent  60 days or  more  (including  for  this purpose  any such  Mortgage  Loans in  foreclosure  and such Group II Mortgage
Loans with respect to which the related  Mortgaged  Property has been acquired by the Trust),  averaged  over the last six  months,  as a  percentage  of the
aggregate   Certificate   Principal   Balance  of  the  Group  II  Subordinate
Certificates  does not exceed 50% and  (b)(i) on or prior to the  Distribution
Date in September  2008,  cumulative  Realized Losses on the Group II Mortgage
Loans for all  Sub-Loan  Groups in Loan Group II as of the end of the  related
Prepayment  Period do not  exceed  20% of the  Original  Group II  Subordinate
Principal  Balance and  (ii) after  the  Distribution  Date in September  2008 cumulative  Realized  Losses on the Group II Mortgage  Loans for all  Sub-Loan
Groups in Loan Group II as of the end of the related  Prepayment Period do not exceed 30% of the Original Group II Subordinate  Principal Balance,  then, the
Senior Prepayment  Percentage for such Distribution Date will equal the Senior
Percentage for the related  Certificate Group;  provided,  however, if on such
Distribution  Date the Subordinate  Percentage is equal to or greater than two times the initial Subordinate  Percentage on or prior to the Distribution Date occurring in September 2008 and the above  delinquency and loss tests are met, then the Senior  Prepayment  Percentage for the related  Certificate Group for such  Distribution  Date will equal the related Senior  Percentage plus 50% of the related Subordinate Percentage.

      Notwithstanding   the  foregoing,   if  on  any  Distribution  Date  the
percentage,  the  numerator of which is the  aggregate  Certificate  Principal
Balance  of the  Group  II  Senior  Certificates  immediately  preceding  such
Distribution  Date,  and the  denominator  of  which is the  Stated  Principal
Balance of the Group II Mortgage  Loans as of the beginning of the related Due
Period,  exceeds such percentage as of the Cut-Off Date, the Senior Prepayment
Percentage for the Senior Certificates will equal 100%.

      Servicers:   Each   of   Countrywide,    EMC,   EverHome,    GreenPoint,
Harbourside,  HomeBanc,  National City, PHH, SunTrust and Waterfield and their respective permitted successors and assigns.

      Servicer  Remittance  Date:  With respect to each  Mortgage Loan and the applicable Servicer, the date set forth in the related Servicing Agreement.

      Servicing Agreement:  Each of the Countrywide  Servicing Agreement,  EMC
Servicing  Agreement,  EverHome  Servicing  Agreement,   GreenPoint  Servicing
Agreement,   Harbourside   Servicing  Agreement,   PHH  Servicing  Agreements,
SunTrust Servicing Agreement, and Waterfield Servicing Agreement.

      Servicing  Fee:  As to any  Mortgage  Loan  and  Distribution  Date,  an
amount  equal to the  product  of  (i) the  Stated  Principal  Balance of such
Mortgage Loan as of the Due Date in the preceding  calendar month and (ii) the related Servicing Fee Rate.

      Servicing  Fee Rate:  As to any  Mortgage  Loan, a per annum rate as set forth in the Mortgage Loan Schedule.

      Servicing  Officer:  The President or a Vice President or Assistant Vice
President or other  authorized  officer of the Master  Servicer  having direct responsibility  for the  administration  of  this  Agreement,  and  any  other authorized  officer of the Master Servicer to whom a matter arising  hereunder may be referred.

      Special Hazard Loss: A Realized Loss  attributable to damage or a direct physical loss suffered by a mortgaged  property  (including  any Realized Loss due to the presence or suspected  presence of hazardous  wastes or  substances on a  mortgaged  property)  other  than any such  damage or loss  covered by a hazard  policy  or a flood  insurance  policy  required  to be  maintained  in respect of such  mortgaged  property  under the  Agreement  or any loss due to normal wear and tear or certain other causes.

      Startup Day:  September 30, 2005.

      Stated Principal  Balance:  With respect to any Group I Mortgage Loan or related REO Property and any  Distribution  Date,  the  Outstanding  Principal
Balance  thereof as of the  Cut-off  Date  minus the sum of (i) the  principal portion of the  Scheduled  Payments  due with  respect to such  Mortgage  Loan
during  each  Due  Period  ending  prior  to  such   Distribution   Date  (and
irrespective  of  any  delinquency  in  their  payment),  (ii)  all  Principal
Prepayments  with respect to such Mortgage  Loan  received  prior to or during the related  Prepayment  Period,  and all  Liquidation  Proceeds to the extent applied by the related  Servicer as recoveries of principal in accordance with this  Agreement or the  applicable  Servicing  Agreement  with respect to such
Mortgage Loan,  that were received by the related  Servicer as of the close of
business  on  the  last  day  of  the   Prepayment   Period  related  to  such
Distribution  Date  and  (iii)  any  Realized  Losses  on such  Mortgage  Loan incurred  prior  to or  during  the  related  Prepayment  Period.  The  Stated
Principal  Balance of a  Liquidated  Mortgage  Loan  equals  zero.  References herein to the Stated  Principal  Balance of a Loan Group or Sub-Loan  Group at
any time shall mean the  aggregate  Stated  Principal  Balance of all Mortgage
Loans in such Loan Group or Sub-Loan Group.

      With  respect to any Group II Mortgage  Loan on any  Distribution  Date,
(i) the  unpaid  principal  balance of such  Mortgage  Loan as of the close of business on the related Due Date (taking  account of the principal  payment to be made on such Due Date and  irrespective of any delinquency in its payment), as  specified  in the  amortization  schedule  at the  time  relating  thereto
(before  any  adjustment  to  such  amortization  schedule  by  reason  of any bankruptcy or similar proceeding  occurring after the Cut-off Date (other than a Deficient  Valuation) or any  moratorium or similar  waiver or grace period)
and less (ii) any  Principal  Prepayments  (including the principal portion of
Net Liquidation  Proceeds)  received during or prior to the related Prepayment
Period;  provided that the Stated Principal  Balance of a Liquidated  Mortgage
Loan is zero.

      Stepdown  Date:  The  earlier to occur of (i) the  Distribution  Date on which the  Certificate  Principal  Balance of the Class I-A  Certificates  has
been reduced to zero and (ii) the later to occur of (a) the Distribution  Date in October  2008 and (b) the first  Distribution  Date on which the sum of the aggregate  Certificate  Principal  Balance of the Class  I-M-1,  Class  I-M-2,
Class   I-B-1,   Class   I-B-2,   and  Class   I-B-3   Certificates   and  the
Overcollateralization  Amount divided by the Stated  Principal  Balance of the
Mortgage Loans for such Distribution Date is greater than or equal to 19.20%.

      Sub-Loan  Group:  Any of  Sub-Loan  Group  II-1,  Sub-Loan  Group  II-2,
Sub-Loan  Group II-3,  Sub-Loan  Group II-4,  Sub-Loan  Group II-5 or Sub-Loan
Group II-6, as applicable.

      Sub-Loan   Group II-1:   The  group  of  Mortgage  Loans  designated  as
belonging  to  Sub-Loan  Group II-1  on the  Mortgage  Loan  Schedule  and any
Subsequent Mortgage Loans added to Sub-Loan Group II-1.

      Sub-Loan Group II-1  Certificates:  The Class II-1A-1  Certificates  and
Class II-1A-2 Certificates.

      Sub-Loan   Group II-2:   The  group  of  Mortgage  Loans  designated  as
belonging  to  Sub-Loan  Group II-2  on the  Mortgage  Loan  Schedule  and any
Subsequent Mortgage Loans added to Sub-Loan Group II-2.

      Sub-Loan Group II-2 Certificates: The Class II-2A-1 Certificates.

      Sub-Loan   Group II-3:   The  group  of  Mortgage  Loans  designated  as
belonging  to  Sub-Loan  Group II-3  on the  Mortgage  Loan  Schedule  and any
Subsequent Mortgage Loans added to Sub-Loan Group II-3.

      Sub-Loan Group II-3  Certificates:  The Class II-3A-1  Certificates  and
Class II-3A-2 Certificates.

      Sub-Loan   Group II-4:   The  group  of  Mortgage  Loans  designated  as
belonging  to  Sub-Loan  Group II-4  on the  Mortgage  Loan  Schedule  and any
Subsequent Mortgage Loans added to Sub-Loan Group II-4.

      Sub-Loan Group II-4 Certificates: The Class II-4A-1 Certificates.

      Sub-Loan   Group II-5:   The  group  of  Mortgage  Loans  designated  as
belonging  to  Sub-Loan  Group II-5  on the  Mortgage  Loan  Schedule  and any
Subsequent Mortgage Loans added to Sub-Loan Group II-5.

      Sub-Loan Group II-5  Certificates:  The Class II-5A-1  Certificates  and
Class II-5A-2 Certificates.

      Sub-Loan   Group II-6:   The  group  of  Mortgage  Loans  designated  as
belonging  to  Sub-Loan  Group II-6  on the  Mortgage  Loan  Schedule  and any
Subsequent Mortgage Loans added to Sub-Loan Group II-6.

      Sub-Loan Group II-6  Certificates:  The Class II-6A-1  Certificates  and
Class II-6A-2 Certificates.

      Subordinate  Certificate  Writedown Amount: With respect to the Group II
Subordinate  Certificates and as to any Distribution Date, the amount by which
(i)  the  sum  of  the  Certificate   Principal   Balances  of  the  Group  II
Certificates  (after  giving effect to the  distribution  of principal and the allocation  of  applicable  Realized  Losses in reduction  of the  Certificate
Principal  Balances of the Group II  Certificates on such  Distribution  Date)
exceeds (y) the aggregate Stated  Principal  Balances of the Group II Mortgage
Loans on the Due Date related to such Distribution Date.

      Subordinate  Certificates:  The Group I Subordinate Certificates and the
Group II Subordinate Certificates.

      Subordinate  Optimal Principal Amount:  With respect to any Distribution
Date and any  Sub-Loan  Group in Loan  Group II,  an amount  equal to the sum, without  duplication,  of the  following  (but in no  event  greater  than the
aggregate   Certificate   Principal   Balance  of  the  Group  II  Subordinate
Certificates immediately prior to such Distribution Date):

      (i)   the related  Subordinate  Percentage of the  principal  portion of all Scheduled  Payments due on each  Outstanding  Mortgage Loan in the related
Sub-Loan  Group on the  related  Due  Date as  specified  in the  amortization schedule  at the  time  applicable  thereto  (after  adjustment  for  previous
Principal  Prepayments but before any adjustment to such amortization schedule by reason  of any  bankruptcy  or  similar  proceeding  or any  moratorium  or similar waiver or grace period);

      (ii)  the  related  Subordinate  Prepayment  Percentage  of  the  Stated
Principal  Balance of each  Mortgage Loan in the related  Sub-Loan  Group that was the  subject of a  Principal  Prepayment  in full  received  by the Master
Servicer during the related Prepayment Period;

      (iii) the related  Subordinate  Prepayment  Percentage  of the amount of all Principal  Prepayments in part received by the Master  Servicer in respect to the  Mortgage  Loan  in the  related  Sub-Loan  Group  during  the  related
Prepayment Period;

      (iv)  the excess, if any, of (a) all Net Liquidation  Proceeds allocable to principal  received during the related Prepayment Period in respect of each
Liquidated  Mortgage  Loan in the related  Sub-Loan  Group and all  Subsequent
Recoveries  received in respect of each  Liquidated  Mortgage  Loan during the related  Due  Period  over  (b) the sum of the  amounts  distributable  to the
Senior  Certificates in the related  Certificate Group pursuant to clause (iv)
of the  definition of Senior  Optimal  Principal  Amount on such  Distribution
Date;

      (v)   the related  Subordinate  Prepayment  Percentage of the sum of (a)
the Stated  Principal  Balance of each Mortgage  Loan in the related  Sub-Loan
Group that was  purchased by the Seller in connection  with such  Distribution
Date and (b) the difference,  if any, between the Stated Principal  Balance of a Mortgage  Loan in the related  Sub-Loan  Group that has been replaced by the
Seller with a Substitute  Mortgage Loan pursuant to the Mortgage Loan Purchase
Agreement in connection with such  Distribution Date over the Stated Principal
Balance of such Substitute Mortgage Loan; and

      (vi)  on the  Distribution  Date  on  which  the  Certificate  Principal
Balances of the Senior  Certificates in the related Certificate Group have all been  reduced to zero,  100% of the Senior  Optimal  Principal  Amount for the
related Sub-Loan Group. After the aggregate  Certificate  Principal Balance of the  Subordinate  Certificates  has  been  reduced  to zero,  the  Subordinate
Optimal Principal Amount shall be zero.

      Subordinate  Percentage:  With respect to each Sub-Loan  Group  included in Loan Group II on any  Distribution  Date, 100% minus the Senior  Prepayment
Percentage for the related Certificate Group.

      Subordinate  Prepayment  Percentage:  With respect to each Loan Group or
Sub-Loan  Group on any  Distribution  Date,  100% minus the Senior  Prepayment
Percentage for the related Certificate Group.

      Subsequent  Cut-off Date: With respect to the Subsequent  Mortgage Loans sold to the Trust pursuant to a Subsequent Transfer  Instrument,  the later of
(i) the first day of the month in which the related  Subsequent  Transfer Date occurs or (ii) the date of origination of such Mortgage Loan.

      Subsequent  Mortgage Loans: The Mortgage Loans which will be acquired by the Trust  during  the  Pre-Funding  Period  with  amounts  on  deposit in the
Pre-Funding  Account,  which  Mortgage Loans will be held as part of the Trust
Fund.

      Subsequent  Mortgage Loan Purchase  Agreement:  The  agreements  between
EMC,  as  seller,  and  Structured  Asset  Mortgage  Investments  II Inc.,  as
purchaser,  and all amendments thereof and supplements thereto,  regarding the transfer of the Subsequent  Mortgage Loans by EMC to Structured Asset Mortgage
Investments II Inc., a form of which is attached as Exhibit K.

      Subsequent  Recoveries:  As of any Distribution  Date,  amounts received during  the  related  Due Period by the Master  Servicer  (net of any  related expenses  permitted  to be  reimbursed  pursuant  to Section  4.03) or surplus amounts held by the Master  Servicer to cover estimated  expenses  (including, but  not  limited  to,  recoveries  in  respect  of  the  representations  and warranties  made  by  the  Seller  pursuant  to  the  Mortgage  Loan  Purchase
Agreement)   specifically  related  to  a  Liquidated  Mortgage  Loan  or  the disposition  of an REO Property  prior to the related  Prepayment  Period that resulted  in a  Realized  Loss,  after  liquidation  or  disposition  of  such
Mortgage Loan.

      Subsequent  Transfer  Date:  With  respect to each  Subsequent  Transfer
Instrument,  the date on which the related Subsequent  Mortgage Loans are sold to the Trust.

      Subsequent Transfer  Instrument:  Each Subsequent  Transfer  Instrument,
dated  as  of  a  Subsequent   Transfer  Date,   executed  by  the  Securities
Administrator   at  the  written   direction  of  the  Depositor,   as  seller
thereunder,  and  substantially  in the form attached  hereto as Exhibit L, by which Subsequent Mortgage Loans are transferred to the Trust Fund.

      Substitute  Mortgage  Loan:  A mortgage  loan  tendered  to the  Trustee pursuant  to the related  Servicing  Agreement,  the  Mortgage  Loan  Purchase
Agreement,  a Subsequent  Mortgage Loan Purchase  Agreement or Section 2.04 of
this  Agreement,  as  applicable,  in each case,  (i) which has an Outstanding
Principal  Balance not greater nor materially  less than the Mortgage Loan for which it is to be  substituted;  (ii) which  has a Mortgage  Interest Rate and
Net Rate not less than, and not materially  greater than,  such Mortgage Loan;
(iii) which  has a  maturity  date not  materially  earlier or later than such
Mortgage  Loan and not later than the  latest  maturity  date of any  Mortgage
Loan;  (iv)  which is of the same  property  type and  occupancy  type as such
Mortgage  Loan;  (v) which has a  Loan-to-Value  Ratio  not  greater  than the
Loan-to-Value  Ratio of such Mortgage  Loan;  (vi) which is current in payment of principal  and interest as of the date of  substitution;  (vii) as to which the payment  terms do not vary in any material  respect from the payment terms of the Mortgage Loan for which it is to be substituted and  (viii) which has a
Gross  Margin,  Periodic Rate Cap and Maximum  Lifetime  Mortgage Rate no less than those of such  Mortgage  Loan,  has the same Index and  interval  between
Interest  Adjustment  Dates as such  Mortgage  Loan,  and a  Minimum  Lifetime
Mortgage Rate no lower than that of such Mortgage Loan.

      Substitution  Adjustment Amount: The amount, if any, required to be paid by the Mortgage  Loan Seller to the  Securities  Administrator  for deposit in the  Distribution  Account  pursuant to Section  2.04 in  connection  with the substitution of a Mortgage Loan.

      SunTrust: SunTrust Mortgage, Inc., and any successor thereto.

      SunTrust  Servicing  Agreement:   Purchase,   Warranties  and  Servicing
Agreement,  dated as of January 1, 2002,  as amended by  Addendum  No. 1 dated
March 13, 2002,  Addendum No. 2 dated August 23, 2002,  Amendment  No. 3 dated
January 13, 2003,  Amendment No. 4 dated October 16, 2003, and Amendment No. 5 dated January 24, 2005,  between SunTrust and EMC,  attached hereto as Exhibit
H-9.

      Tax Administration and Tax Matters Person: The Securities  Administrator
and  any   successor   thereto  or  assignee   thereof   shall  serve  as  tax
administrator  hereunder and as agent for the Tax Matters  Person.  The Holder of the largest  percentage  interest  of each Class of  Residual  Certificates shall be the Tax Matters  Person for the related REMIC,  as more  particularly set forth in Section 9.12 hereof.

      Termination  Purchase  Price:  The  price,  calculated  as set  forth in
Section 10.01,  to be paid in connection  with the  repurchase of the Mortgage
Loans pursuant to Section 10.01.

      Trigger  Event:  With respect to any  Distribution  Date,  an event that exists if (i) the  percentage  obtained by dividing (x) the  aggregate  Stated
Principal  Balance  of the  Group I  Mortgage  Loans  that are 60 or more days delinquent  (including  for this purpose any such Mortgage Loans in bankruptcy or  foreclosure  and the Group I  Mortgage  Loans  with  respect  to which the related  Mortgaged  Property  has  been  acquired  by the  Trust)  by (y)  the aggregate  Stated  Principal  Balance  of the  Group I  Mortgage  Loans in the
mortgage  pool,  in each case,  as of the close of business on the last day of
the  preceding   calendar  month,   exceeds  34%  of  the  Current   Specified
Enhancement  Percentage or (ii) the aggregate amount of Realized Losses on the
Group  I  Mortgage  Loans  since  the  Cut-Off  Date  as a  percentage  of the aggregate  Stated  Principal  Balance of the Group I Mortgage  Loans as of the
Cut-Off Date exceeds the applicable percentage set forth below:

                              Months   Percentage
                             25 - 36     0.35%
                             37 - 48     0.75%
                             49 - 60     1.15%
                             61 - 72     1.50%
                               73+       1.75%

      Trust  Fund  or  Trust:   The  corpus  of  the  trust  created  by  this
Agreement,  consisting of the Mortgage Loans and the other assets described in
Section 2.01(a).

      Trustee:  JPMorgan Chase Bank,  National  Association,  or its successor in interest, or any successor trustee appointed as herein provided.

      2005-9 REMIC: Any of REMIC I, REMIC II, REMIC III, REMIC IV and REMIC V.

      Uncertificated  Interest: With respect to each REMIC Regular Interest on each  Distribution  Date,  an  amount  equal to one  month's  interest  at the related  Uncertificated  Pass-Through  Rate  on the  Uncertificated  Principal
Balance of such REMIC  Regular  Interest.  In each case,  for  purposes of the distributions,  Uncertificated  Interest  will  be  reduced  by  the  interest portion of any Realized  Losses and Net Interest  Shortfalls  allocated,  with respect  to the REMIC I Regular  Interests,  to such REMIC  Regular  Interests pursuant to the  definition of Realized  Losses,  with respect to the REMIC II
Regular Interests,  to such REMIC Regular Interests pursuant to the definition of REMIC II  Realized  Losses  and,  with  respect  to the REMIC  III  Regular
Interests,  REMIC IV Regular  Interests and REMIC V Regular  Interest,  to the
Related Classes of Certificates.

      Uncertificated  Pass-Through Rate: With respect to any Distribution Date and REMIC  Interest,  the  pass-through  rate of each such REMIC  Interest set forth in Section 5.01(c).

      Uncertificated  Principal  Balance:  The  amount  of any  REMIC  Regular
Interest outstanding as of any date of determination.  As of the Closing Date, the  Uncertificated  Principal  Balance of each REMIC I Regular Interest shall
equal  the   amount   set  forth  in  Section   5.01(c)(i)   as  its   Initial
Uncertificated   Principal   Balance.   On   each   Distribution   Date,   the
Uncertificated  Principal  Balance of each REMIC I  Regular  Interest shall be reduced by the sum of (i) the principal  portion of Realized Losses  allocated to the  REMIC I  Regular  Interests  in  accordance  with  the  definition  of
Realized Loss and (ii) the amounts  deemed  distributed  on each  Distribution
Date in respect of  principal  on the REMIC I Regular  Interests  pursuant  to
Section 6.07. As of the Closing Date,  the  Uncertificated  Principal  Balance
of each  REMIC II  Regular  Interest  shall  equal the amount set forth in the
Section  5.01(c)(ii) hereto as its Initial  Uncertificated  Principal Balance.
On each  Distribution  Date,  the  Uncertificated  Principal  Balance  of each
REMIC II Regular Interest shall be reduced,  first, by the portion of Realized
Losses  allocated in reduction of the Certificate  Principal  Balances thereof on such  Distribution  Date  pursuant to the  definition  of REMIC II Realized
Losses and, second,  the amounts deemed  distributed on each Distribution Date in respect of principal on the REMIC II Regular Interests  pursuant to Section
6.07. As of the Closing Date,  the  Uncertificated  Principal  Balance of each
REMIC III  Regular  Interest  shall  equal the amount set forth in the Section
5.01(c)(iii) hereto as its Initial  Uncertificated  Principal Balance. On each
Distribution  Date,  the  Uncertificated  Principal  Balance of each REMIC III
Regular  Interest shall be reduced,  first,  by the portion of Realized Losses allocated in reduction of the  Certificate  Principal  Balances of the Related
Classes  of  Certificates  on  such  Distribution  Date  and,  second,  by all distributions  of principal made on such Related  Classes of  Certificates  on such Distribution Date. As of the Closing Date, the  Uncertificated  Principal
Balance of each REMIC IV Regular  Interest shall equal the amount set forth in the  Section  5.01(c)(iv)  hereto  as  its  Initial  Uncertificated  Principal
Balance.  On each Distribution Date, the  Uncertificated  Principal Balance of
each REMIC IV Regular  Interest  shall be  reduced,  first,  by the portion of
Realized Losses allocated in reduction of the Certificate  Principal  Balances of the Related Classes of Certificates on such  Distribution Date and, second,
by  all   distributions   of  principal  made  on  such  Related   Classes  of
Certificates  on  such  Distribution   Date.  As  of  the  Closing  Date,  the
Uncertificated  Principal  Balance of the REMIC V Regular Interest shall equal the amount  set forth in  Section  5.01(c)(v)  as its  Initial  Uncertificated
Principal Balance.

      Undercollateralized  Amount:  With respect any Certificate Group in Loan
Group  II  and  any  Distribution  Date,  the  excess  of  (i)  the  aggregate
Certificate  Principal  Balance  of  such  Certificate  Group  over  (ii)  the aggregate  Stated  Principal  Balance  of the Group II  Mortgage  Loans in the
related Sub-Loan Group.

      Uninsured  Cause:  Any  cause  of  damage  to a  Mortgaged  Property  or related REO Property  such that the  complete  restoration  of such  Mortgaged
Property  or related  REO  Property  is not fully  reimbursable  by the hazard
insurance   policies   required  to  be  maintained   pursuant  the  Servicing
Agreement, without regard to whether or not such policy is maintained.

      United  States  Person:  A citizen or resident of the United  States,  a corporation  or  partnership  (including an entity treated as a corporation or partnership  for federal  income tax  purposes)  created or  organized  in, or under the laws of, the United  States or any state  thereof or the District of
Columbia  (except,  in the case of a  partnership,  to the extent  provided in
regulations),   provided   that,   for   purposes   solely  of  the   Residual
Certificates,  no  partnership  or other entity  treated as a partnership  for
United States  federal income tax purposes shall be treated as a United States
Person  unless all persons  that own an interest  in such  partnership  either directly  or through any entity that is not a  corporation  for United  States federal  income tax purposes  are United  States  Persons,  or an estate whose income is subject  to United  States  federal  income  tax  regardless  of its source,  or a trust if a court  within the United  States is able to  exercise primary  supervision over the administration of the trust and one or more such
United States Persons have the authority to control all substantial  decisions of the trust.  To the extent  prescribed  in  regulations  by the Secretary of the Treasury,  which have not yet been issued,  a trust which was in existence on  August 20,  1996 (other than a trust treated as owned by the grantor under subpart E of part I of  subchapter J of chapter 1 of the Code),  and which was treated as a United States person on August 20,  1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

      Unpaid Realized Loss Amount:  With respect to any Distribution  Date and a Class of Group I  Certificates,  is the excess of (i) Applied  Realized Loss
Amounts with respect to such Class over (ii) the sum of all  distributions  in reduction of the Applied  Realized  Loss Amounts on all previous  Distribution
Dates.  Any amounts  distributed to a class of Group I Certificates in respect of any  Unpaid  Realized  Loss  Amount  will  not be  applied  to  reduce  the
Certificate Principal Balance of such Class.

      Waterfield:  Union  Federal  Bank of  Indianapolis,  and  any  successor thereto.

      Waterfield   Servicing   Agreement:   Amended   and   Restated   Forward
Commitment  Flow Mortgage Loan  Purchase and Servicing  Agreement  dated as of
March 4, 2003, between Waterfield and EMC, attached hereto as Exhibit H-10.

                                   ARTICLE II

                        Conveyance of Mortgage Loans;
                      Original Issuance of Certificates

Section 2.01 Conveyance  of  Mortgage  Loans  to  Trustee.  (a) The  Depositor
concurrently  with  the  execution  and  delivery  of this  Agreement,  sells, transfers and assigns to the Trust without  recourse all its right,  title and interest in and to (i) the  Mortgage  Loans  identified  in the Mortgage  Loan
Schedule,  including  all  interest  and  principal  due with  respect  to the
Initial  Mortgage  Loans after the Cut-off  Date and the  Subsequent  Mortgage
Loans after the related  Subsequent  Cut-off Date,  but excluding any payments of  principal  and interest due on or prior to the Cut-off Date or the related
Subsequent  Cut-off  Date;  (ii) such  assets  as shall  from  time to time be credited or are required by the terms of this  Agreement to be credited to the
Master  Servicer  Collection  Account,   (iii) such  assets  relating  to  the
Mortgage  Loans as from time to time may be held by the Servicers in Protected
Accounts,  the Master Servicer in the Master Servicer  Collection  Account and
the Securities  Administrator in the  Distribution  Account in the name of the
Trustee on behalf of the Trust for the benefit of the  Certificateholders  and the  Securities  Administrator  in the Cap Reserve  Account in the name of the
Trustee  on  behalf  of the  Trust  for the  benefit  of the  Group I  Offered
Certificateholders  and  the  Class  I-B-3  Certificateholders,  (iv)  any REO
Property,  (v) the Required Insurance Policies and any amounts paid or payable by the insurer under any  Insurance  Policy (to the extent the mortgagee has a claim thereto),  (vi) the Mortgage Loan Purchase  Agreement and any Subsequent
Mortgage Loan Purchase  Agreement to the extent  provided in Section  2.03(a),
(vii) the  rights with respect to the Servicing  Agreements as assigned to the
Trustee on behalf of the Trust for the  benefit of the  Certificateholders  by the  Assignment  Agreements,  (viii) such assets as shall from time to time be credited or are required by the terms of this  Agreement to be credited to the
Pre-Funding  Account,  the Interest Coverage Account, the Distribution Account
and the Cap Reserve  Account and (ix) any proceeds of the foregoing.  Although it is the intent of the parties to this  Agreement  that the conveyance of the
Depositor's  right,  title and interest in and to the Mortgage Loans and other assets in the  Trust  Fund  pursuant  to this  Agreement  shall  constitute  a purchase and sale and not a loan, in the event that such  conveyance is deemed to be a loan,  it is the  intent of the  parties  to this  Agreement  that the
Depositor  shall be deemed to have  granted  to the  Trustee a first  priority perfected  security  interest  in all  of the  Depositor's  right,  title  and interest  in, to and under the  Mortgage  Loans and other  assets in the Trust
Fund,  and that this Agreement  shall  constitute a security  agreement  under applicable law.

(b) In connection  with the above transfer and  assignment,  the Seller hereby deposits  with the Trustee or the  Custodian,  as its agent,  with  respect to each Mortgage Loan:

(i) the original Mortgage Note,  endorsed without recourse (A) to the order of the  Trustee  or (B) in the case of a  Mortgage  Loan  registered  on the MERS system,  in blank,  and in each case showing an unbroken chain of endorsements from the  originator  thereof to the Person  endorsing it to the  Trustee,  or lost note affidavit together with a copy of the related Mortgage Note,

(ii) the original  Mortgage  and, if the related  Mortgage Loan is a MOM Loan, noting the  presence of the MIN and  language  indicating  that such  Mortgage
Loan is a MOM Loan,  which shall have been recorded (or if the original is not available,  a copy), with evidence of such recording  indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form),

(iii) unless  the  Mortgage  Loan  is a MOM  Loan,  a  certified  copy  of the assignment  (which may be in the form of a blanket  assignment if permitted in the  jurisdiction  in which the  Mortgaged  Property is located) to  "JPMorgan
Chase Bank,  National  Association,  as Trustee",  with  evidence of recording with respect to each Mortgage  Loan in the name of the Trustee  thereon (or if clause (w) in the proviso below applies or for Mortgage  Loans with respect to which  the  related  Mortgaged  Property  is  located  in a state  other  than
Maryland,  Tennessee,  South Carolina,  Mississippi and Florida, or an Opinion
of Counsel has been  provided as set forth in this  Section 2.01(b),  shall be in recordable form),

(iv) all  intervening  assignments of the Security  Instrument,  if applicable and only to the extent  available to the Depositor  with evidence of recording thereon,

(v) the original or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any,

(vi) the original  policy of title  insurance or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance, and

(vii) originals of all modification agreements, if applicable and available.

provided,  however,  that in lieu of the foregoing,  the Depositor may deliver the  following  documents,  under the  circumstances  set forth below:  (w) in lieu of the  original  Security  Instrument,  assignments  to the  Trustee  or
intervening   assignments  thereof  which  have  been  delivered,   are  being
delivered  or will,  upon  receipt of  recording  information  relating to the
Security   Instrument  required  to  be  included  thereon,  be  delivered  to recording  offices for  recording  and have not been returned to the Depositor in time to permit  their  delivery  as  specified  above,  the  Depositor  may deliver a true copy  thereof with a  certification  by the  Depositor,  on the face of such  copy,  substantially  as  follows:  "Certified  to be a true and correct copy of the original,  which has been transmitted for recording";  (x)
in lieu of the Security  Instrument,  assignment to the Trustee or intervening assignments  thereof, if the applicable  jurisdiction retains the originals of such  documents  (as evidenced by a  certification  from the Depositor to such effect) the Depositor may deliver photocopies of such documents  containing an original  certification by the judicial or other governmental authority of the jurisdiction  where such documents were recorded;  and (y) the Depositor shall
not  be  required  to  deliver   intervening   assignments  or  Mortgage  Note
endorsements  between the Seller and the Depositor,  and between the Depositor and the Trustee; and provided,  further, however, that in the case of Mortgage
Loans which have been  prepaid in full after the Cut-off Date and prior to the
Closing  Date,  and in the case of Subsequent  Mortgage  Loans which have been prepaid in full after the  related  Subsequent  Cut-off  Date and prior to the related  Subsequent  Transfer Date,  the Depositor,  in lieu of delivering the above documents,  may deliver to the Trustee or the Custodian, as its agent, a certification  to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Master Servicer  Collection  Account on the Closing
Date or the  related  Subsequent  Transfer  Date,  as the  case  may  be.  The
Depositor  shall  deliver  such  original  documents  (including  any original documents as to which  certified  copies had previously been delivered) to the
Trustee or the  Custodian,  as its agent,  promptly  after they are  received.
The  Depositor  shall  cause  the  Seller,  at  its  expense,  to  cause  each assignment of the Security  Instrument to the Trustee to be recorded not later than 180 days  after the  Closing  Date,  unless (a) such  recordation  is not required  by the Rating  Agencies  or an Opinion of Counsel  addressed  to the
Trustee has been provided to the Trustee (with a copy to the Custodian)  which states  that  recordation  of such  Security  Instrument  is not  required  to protect the interests of the  Certificateholders in the related Mortgage Loans or  (b)  MERS  is  identified  on  the  Mortgage  or  on a  properly  recorded assignment  of the Mortgage as the  mortgagee of record  solely as nominee for the  Seller  and its  successor  and  assigns;  provided,  however,  that each assignment  shall be  submitted  for  recording  by the  Seller in the  manner described  above,  at no expense to the Trust or the Trustee or the Custodian, as its agent, upon the earliest to occur of:  (i) reasonable  direction by the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust,  (ii) the  occurrence  of an Event of Default,
(iii) the  occurrence of a bankruptcy,  insolvency or foreclosure  relating to the Seller and (iv) the  occurrence  of a servicing  transfer as  described in
Section 8.02  hereof.  Notwithstanding  the foregoing,  if the Seller fails to pay the cost of recording  the  assignments,  such expense will be paid by the
Trustee and the Trustee shall be reimbursed  for such expenses by the Trust in accordance with Section 9.05.

Section 2.02 Acceptance  of  Mortgage  Loans  by  Trustee.   (a)  The  Trustee
acknowledges  the sale,  transfer and  assignment  of the Trust Fund to it (or the  Custodian,  as its agent) by the  Depositor  and receipt  of,  subject to further  review  and  the  exceptions  which  may  be  noted  pursuant  to the procedures  described  below,  and declares  that it holds,  the documents (or certified  copies  thereof)  delivered to it or the  Custodian,  as its agent, pursuant to  Section 2.01,  and  declares  that it (or the  Custodian,  as its agent) will continue to hold those documents and any amendments,  replacements or supplements  thereto and all other assets of the Trust Fund delivered to it
(or the  Custodian,  as its agent) as Trustee in trust for the use and benefit of all present and future  Holders of the  Certificates.  On the Closing Date, with respect to the Initial  Mortgage Loans, or the Subsequent  Transfer Date,
with respect to the Subsequent Mortgage Loans, the Custodian,  with respect to the Mortgage Loans,  shall  acknowledge  with respect to each Mortgage Loan by delivery to the Depositor and the Trustee of an Initial  Certification receipt of the Mortgage File, but without review of such Mortgage File,  except to the extent  necessary  to confirm  that such  Mortgage  File  contains the related
Mortgage  Note or lost  note  affidavit.  No  later  than  90 days  after  the
Closing Date (or within 90 days of a Subsequent  Transfer  Date,  with respect to the Subsequent  Mortgage Loans), the Trustee agrees, for the benefit of the
Certificateholders,  to review or cause to be reviewed by the Custodian on its behalf (under the  Custodial  Agreement),  each Mortgage File  delivered to it and to execute and  deliver,  or cause to be executed  and  delivered,  to the
Depositor  and the  Trustee  an  Interim  Certification.  In  conducting  such
review,   the  Trustee  or  Custodian  will  ascertain  whether  all  required documents  have been  executed and  received,  and based on the Mortgage  Loan
Schedule,  whether  those  documents  relate,  determined  on the basis of the
Mortgagor name,  original  principal  balance and loan number, to the Mortgage
Loans it has  received,  as  identified  in the  Mortgage  Loan  Schedule.  In performing any such review,  the Trustee or the Custodian,  as its agent,  may conclusively  rely on the purported due execution and  genuineness of any such document and on the purported  genuineness  of any signature  thereon.  If the
Trustee or the Custodian,  as its agent, finds any document  constituting part of the Mortgage  File has not been  executed or received,  or to be unrelated, determined on the basis of the Mortgagor name,  original principal balance and loan number,  to the Initial  Mortgage Loans  identified in Exhibit B,  or the
Subsequent  Mortgage Loans  identified on Exhibit 1 to the related  Subsequent
Transfer  Instrument,  as the case may be, or to appear  defective on its face
(a  "Material  Defect"),  the Trustee or the  Custodian,  as its agent,  shall promptly  notify the Seller.  In  accordance  with the Mortgage  Loan Purchase
Agreement or any Subsequent Mortgage Loan Purchase Agreement,  as the case may be, the Seller shall  correct or cure any such defect  within ninety (90) days from the date of notice from the Trustee or the  Custodian,  as its agent,  of the defect and if the Seller  fails to correct or cure the defect  within such period,  and such defect materially and adversely affects the interests of the
Certificateholders   in  the  related   Mortgage  Loan,  the  Trustee  or  the
Custodian,  as its agent,  shall enforce the Seller's  obligation  pursuant to the Mortgage Loan Purchase Agreement or the Subsequent  Mortgage Loan Purchase
Agreements,  as the case may be,  within  90 days  from the  Trustee's  or the
Custodian's  notification,  to purchase such  Mortgage Loan at the  Repurchase
Price;  provided  that,  if such defect  would cause the  Mortgage  Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)(A)  of the
Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7)
and (9),  without  reliance on the provisions of Treasury  Regulation  Section
1.860G-2(a)(3)  or Treasury  Regulation  Section  1.860G-2(f)(2)  or any other provision  that  would  allow a Mortgage  Loan to be  treated as a  "qualified mortgage"  notwithstanding  its  failure to meet the  requirements  of Section
860G(a)(3)(A)  of the Code and  Treasury  Regulation  Section  1.860G-2(a)(1),
(2),  (4),  (5),  (6),  (7) and (9),  any such cure or  repurchase  must occur within 90 days from the date such breach was  discovered;  provided,  however, that if such defect  relates  solely to the inability of the Seller to deliver the original  Security  Instrument or intervening  assignments  thereof,  or a certified  copy because the originals of such  documents,  or a certified copy have not been returned by the  applicable  jurisdiction,  the Seller shall not be  required  to  purchase  such  Mortgage  Loan if the Seller  delivers  such original  documents or certified  copy promptly upon receipt,  but in no event later than 360 days after the Closing Date or any  Subsequent  Transfer  Date.
The  foregoing  repurchase  obligation  shall not apply in the event  that the
Seller  cannot  deliver such  original or copy of any document  submitted  for recording to the appropriate  recording office in the applicable  jurisdiction because such document has not been returned by such office;  provided that the
Seller shall instead deliver a recording  receipt of such recording office or, if  such  receipt  is  not  available,  a  certificate  confirming  that  such documents  have been  accepted for  recording,  and delivery to the Trustee or the  Custodian,  as its agent,  shall be effected by the Seller  within thirty days of its receipt of the original recorded document.

(b) No later  than 180 days  after the  Closing  Date (or within 180 days of a
Subsequent  Transfer Date, with respect to the Subsequent Mortgage Loans), the
Trustee or the Custodian,  as its agent,  will review,  for the benefit of the
Certificateholders,  the Mortgage  Files  delivered to it and will execute and deliver  or  cause to be  executed  and  delivered  to the  Depositor  and the
Trustee a Final  Certification.  In conducting such review, the Trustee or the
Custodian,  as its agent,  will ascertain whether an original of each document required to be  recorded  has been  returned  from the  recording  office with evidence of recording  thereon or a certified  copy has been obtained from the recording  office.  If the  Trustee or the  Custodian,  as its agent,  finds a
Material Defect,  the Trustee or the Custodian,  as its agent,  shall promptly notify the Seller  (provided,  however,  that with respect to those  documents
described  in  Sections   2.01(b)(iv),   (v)  and  (vii),  the  Trustee's  and
Custodian's  obligations shall extend only to the documents actually delivered to the Trustee or the  Custodian  pursuant to such  Sections).  In  accordance with the Mortgage  Loan  Purchase  Agreement or any  Subsequent  Mortgage Loan
Purchase  Agreement,  as the case may be, the Seller shall correct or cure any such  defect  within 90 days from the date of notice  from the  Trustee or the
Custodian,  as its agent,  of the Material  Defect and if the Seller is unable to cure such defect  within such  period,  and if such defect  materially  and adversely  affects  the  interests  of the  Certificateholders  in the related
Mortgage  Loan,  the Trustee shall enforce the Seller's  obligation  under the
Mortgage  Loan  Purchase  Agreement or a  Subsequent  Mortgage  Loan  Purchase
Agreement,  as the case may be, to  provide  a  Substitute  Mortgage  Loan (if within two years of the Closing  Date) or purchase  such  Mortgage Loan at the
Repurchase  Price;  provided,  however,  that if such  defect  would cause the
Mortgage  Loan  to  be  other  than  a  "qualified  mortgage"  as  defined  in
Section 860G(a)(3)(A)   of  the   Code   and   Treasury   Regulation   Section
1.860G-2(a)(1),  (2),  (4),  (5),  (6), (7) and (9),  without  reliance on the
provisions  of  Treasury   Regulation   Section   1.860G-2(a)(3)  or  Treasury
Regulation  Section  1.860G-2(f)(2)  or any other provision that would allow a
Mortgage  Loan to be treated as a  "qualified  mortgage"  notwithstanding  its failure  to meet the  requirements  of Section  860G(a)(3)(A)  of the Code and
Treasury Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9),
any such cure,  repurchase or substitution  must occur within 90 days from the date such  breach  was  discovered;  provided,  further,  that if such  defect relates  solely  to the  inability  of the  Seller  to  deliver  the  original
Security Instrument or intervening  assignments  thereof, or a certified copy, because the  originals of such  documents or a certified  copy,  have not been returned by the applicable  jurisdiction,  the Seller shall not be required to purchase such Mortgage  Loan, if the Seller  delivers such original  documents or certified  copy promptly upon receipt,  but in no event later than 360 days after the Closing Date or a  Subsequent  Transfer  Date,  as  applicable.  The foregoing  repurchase  obligation shall not apply in the event that the Seller cannot  deliver such original or copy of any document  submitted for recording to the appropriate  recording  office in the applicable  jurisdiction  because such document has not been  returned by such office;  provided that the Seller shall  instead  deliver a recording  receipt of such  recording  office or, if such receipt is not available,  a certificate  confirming  that such documents have  been  accepted  for  recording,  and  delivery  to  the  Trustee  or the
Custodian,  as its agent,  shall be effected by the Seller  within thirty days of its receipt of the original recorded document.

(c) In the  event  that  a  Mortgage  Loan  is  purchased  by  the  Seller  in accordance with Sections  2.02(a) or (b) above,  the Seller shall remit to the
Master  Servicer  the  Repurchase  Price for  deposit in the  Master  Servicer
Collection   Account  and  the  Seller   shall   provide  to  the   Securities
Administrator  and the Trustee written  notification  detailing the components of the Repurchase  Price.  Upon deposit of the Repurchase  Price in the Master
Servicer  Collection  Account,  the Depositor shall notify the Trustee and the
Custodian,  as agent of the Trustee  (upon receipt of a Request for Release in the form of Exhibit D  attached  hereto with respect to such  Mortgage  Loan), shall  release to the Seller the related  Mortgage  File and the Trustee shall execute and  deliver  all  instruments  of  transfer  or  assignment,  without recourse,  representation  or warranty,  furnished to it by the Seller, as are necessary to vest in the Seller  title to and rights under the Mortgage  Loan.
Such  purchase  shall be  deemed  to have  occurred  on the date on which  the
Repurchase   Price  in   available   funds  is  received  by  the   Securities
Administrator.  The Master  Servicer  shall amend the Mortgage Loan  Schedule, which was  previously  delivered  to it by the  Depositor  in a form agreed to between the Depositor and the Master Servicer,  to reflect such repurchase and shall  promptly  notify the Trustee of such  amendment  and the Trustee  shall promptly notify the Rating  Agencies of such amendment.  The obligation of the
Seller  to  repurchase  any  Mortgage  Loan as to  which  such a  defect  in a constituent  document  exists shall be the sole remedy  respecting such defect available to the Certificateholders or to the Trustee on their behalf.

Section 2.03 Assignment of Interest in the Mortgage  Loan Purchase  Agreement
and Subsequent  Mortgage Loan Purchase  Agreements.  (a) The Depositor  hereby assigns  to the  Trustee,  on  behalf  of the  Certificateholders,  all of its right,  title and interest in the Mortgage  Loan  Purchase  Agreement and each
Subsequent Mortgage Loan Purchase Agreement,  including but not limited to the
Depositor's  rights  and  obligations  pursuant  to the  Servicing  Agreements
(noting  that the Seller has  retained the right in the event of breach of the representations,  warranties  and  covenants,  if  any,  with  respect  to the related  Mortgage Loans of the related  Servicer  under the related  Servicing
Agreement to enforce the  provisions  thereof and to seek all or any available remedies).  The  obligations  of the Seller to  substitute or  repurchase,  as
applicable,    a   Mortgage    Loan   shall   be   the   Trustee's   and   the
Certificateholders'  sole  remedy for any breach  thereof.  At the  request of the  Trustee,  the  Depositor  shall take such  actions as may be necessary to enforce the above  right,  title and interest on behalf of the Trustee and the
Certificateholders  or shall execute such further documents as the Trustee may reasonably  require  in  order  to  enable  the  Trustee  to  carry  out  such enforcement.

(b) If the Depositor,  the Master Servicer,  or the Trustee discovers a breach of any of the  representations  and  warranties set forth in the Mortgage Loan
Purchase Agreement or a Subsequent  Mortgage Loan Purchase  Agreement,  as the
case may be, which breach  materially  and adversely  affects the value of the interests of  Certificateholders  or the Trustee in the related Mortgage Loan, the party  discovering  the breach  shall give  prompt  written  notice of the breach to the other  parties.  The Seller,  within 90 days of its discovery or receipt of notice that such breach has occurred  (whichever  occurs  earlier), shall cure the breach in all  material  respects  or,  subject to the Mortgage
Loan Purchase  Agreement,  each Subsequent Mortgage Loan Purchase Agreement or
Section 2.04  of this  Agreement,  as applicable,  shall purchase the Mortgage
Loan  or  any  property  acquired  with  respect  thereto  from  the  Trustee;
provided,  however,  that if there is a breach of any representation set forth in the Mortgage Loan Purchase  Agreement,  a Subsequent Mortgage Loan Purchase
Agreement or Section 2.04 of this Agreement,  as applicable,  and the Mortgage
Loan or the related  property  acquired  with  respect  thereto has been sold, then the Seller shall pay, in lieu of the Repurchase  Price, any excess of the
Repurchase  Price over the Net Liquidation  Proceeds  received upon such sale.
(If the Net  Liquidation  Proceeds  exceed the  Repurchase  Price,  any excess shall be paid to the Seller to the extent  not  required  by law to be paid to the  borrower.)  Any such purchase by the Seller shall be made by providing an amount  equal to the  Repurchase  Price to the Master  Servicer for deposit in the Master Servicer Collection Account and written notification  detailing the components of such  Repurchase  Price.  The Depositor shall notify the Trustee and  submit to the  Trustee or the  Custodian,  as its  agent,  a Request  for
Release,  and the  Trustee  shall  release,  or the  Trustee  shall  cause the
Custodian to release,  to the Seller the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment  furnished to it by the  Seller,  without  recourse,  representation  or  warranty as are necessary to vest in the Seller  title to and rights  under the Mortgage  Loan or any property  acquired with respect thereto.  Such purchase shall be deemed to have occurred on the date on which the Repurchase  Price in available funds is received by the  Securities  Administrator.  The  Securities  Administrator
shall amend the Mortgage  Loan Schedule to reflect such  repurchase  and shall promptly  notify  the  Trustee  and the  Rating  Agencies  of such  amendment.
Enforcement  of the  obligation  of the Seller to purchase  (or  substitute  a
Substitute  Mortgage Loan for) any Mortgage Loan or any property acquired with respect  thereto  (or pay the  Repurchase  Price  as set  forth  in the  above proviso) as to which a breach has occurred and is continuing  shall constitute the sole remedy respecting such breach available to the  Certificateholders or the Trustee on their behalf.

Section 2.04 Substitution of Mortgage Loans.  Notwithstanding  anything to the contrary in this Agreement,  in lieu of purchasing a Mortgage Loan pursuant to the Mortgage  Loan  Purchase  Agreement,  a Subsequent  Mortgage Loan Purchase
Agreement  or  Sections  2.02 or 2.03 of this  Agreement,  the Seller  may, no later than the date by which such  purchase by the Seller  would  otherwise be required,  tender to the Trustee a Substitute  Mortgage Loan  accompanied by a certificate  of an  authorized  officer  of the  Seller  that such  Substitute
Mortgage  Loan  conforms to the  requirements  set forth in the  definition of
"Substitute  Mortgage  Loan"  in  the  Mortgage  Loan  Purchase  Agreement,  a
Subsequent Mortgage Loan Purchase Agreement or this Agreement,  as applicable;
provided,  however,  that substitution  pursuant to the Mortgage Loan Purchase
Agreement,  a Subsequent  Mortgage Loan Purchase  Agreement or Section 2.04 of
this  Agreement,  as  applicable,  in lieu of purchase  shall not be permitted after the  termination  of the two-year  period  beginning on the Startup Day;
provided,  further,  that if the breach  would cause the  Mortgage  Loan to be other than a "qualified mortgage" as defined in  Section 860G(a)(3)(A)  of the
Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4), (5), (6), (7)
and (9),  without  reliance on the provisions of Treasury  Regulation  Section
1.860G-2(a)(3)  or Treasury  Regulation  Section  1.860G-2(f)(2)  or any other provision  that  would  allow a Mortgage  Loan to be  treated as a  "qualified mortgage"  notwithstanding  its  failure to meet the  requirements  of Section
860G(a)(3)(A)  of the Code and  Treasury  Regulation  Section  1.860G-2(a)(1),
(2),  (4),  (5),  (6), (7) and (9), any such cure or  substitution  must occur within 90 days from the date the breach  was  discovered.  The  Trustee or the
Custodian,  as its agent,  shall examine the Mortgage File for any  Substitute
Mortgage  Loan in the manner set forth in  Section 2.02(a)  and the Trustee or the Custodian,  as its agent, shall notify the Seller, in writing, within five
Business  Days after  receipt,  whether or not the  documents  relating to the
Substitute  Mortgage Loan satisfy the  requirements  of the fourth sentence of
Section  2.02(a).  Within  two  Business  Days after  such  notification,  the
Seller  shall  provide  to the  Securities  Administrator  for  deposit in the
Distribution  Account the amount,  if any, by which the Outstanding  Principal
Balance  as of the next  preceding  Due Date of the  Mortgage  Loan for  which substitution  is being made,  after giving effect to the  Scheduled  Principal due on such date,  exceeds the Outstanding  Principal  Balance as of such date of the Substitute  Mortgage Loan,  after giving effect to Scheduled  Principal due on such date,  which  amount  shall be treated  for the  purposes  of this
Agreement as if it were the payment by the Seller of the Repurchase  Price for the  purchase of a Mortgage  Loan by the Seller.  After such  notification  to the Seller and, if any such excess exists,  upon receipt of such deposit,  the
Trustee shall accept such Substitute  Mortgage Loan which shall  thereafter be deemed to be a Mortgage Loan  hereunder.  In the event of such a substitution, accrued  interest on the  Substitute  Mortgage Loan for the month in which the substitution  occurs and any Principal  Prepayments  made thereon  during such month shall be the  property of the Trust Fund and accrued  interest  for such month  on the  Mortgage  Loan  for  which  the  substitution  is made  and any
Principal  Prepayments made thereon during such month shall be the property of the Seller. The Scheduled  Principal on a Substitute  Mortgage Loan due on the
Due Date in the month of substitution  shall be the property of the Seller and the  Scheduled  Principal on the Mortgage Loan for which the  substitution  is made due on such Due  Date  shall be the  property  of the  Trust  Fund.  Upon acceptance  of the  Substitute  Mortgage  Loan (and delivery to the Trustee or the  Custodian  as agent of the  Trustee,  as  applicable,  of a  Request  for
Release for such Mortgage  Loan),  the Trustee or the Custodian,  as agent for the Trustee,  shall release to the Seller the related Mortgage File related to any Mortgage Loan released  pursuant to the Mortgage Loan Purchase  Agreement, a  Subsequent  Mortgage  Loan  Purchase  Agreement  or  Section 2.04  of  this
Agreement,  as  applicable,  and shall execute and deliver all  instruments of transfer or assignment,  without recourse,  representation or warranty in form as provided to it as are  necessary  to vest in the Seller title to and rights under any  Mortgage  Loan  released  pursuant to the  Mortgage  Loan  Purchase
Agreement,  a Subsequent  Mortgage Loan Purchase  Agreement or Section 2.04 of
this  Agreement,  as  applicable.  The  Seller  shall  deliver  the  documents related to the Substitute  Mortgage Loan in accordance  with the provisions of the Mortgage  Loan  Purchase  Agreement,  a Subsequent  Mortgage Loan Purchase
Agreement or Sections  2.01(b) and 2.02(b) of this  Agreement,  as applicable, with the date of acceptance of the  Substitute  Mortgage Loan deemed to be the
Closing  Date for  purposes of the time  periods set forth in those  Sections.
The  representations  and  warranties  set forth in the Mortgage Loan Purchase
Agreement  and the  Subsequent  Mortgage  Loan  Purchase  Agreements  shall be deemed  to have  been  made by the  Seller  with  respect  to each  Substitute
Mortgage  Loan as of the  date of  acceptance  of  such  Mortgage  Loan by the
Trustee.  The Master  Servicer  shall  amend the  Mortgage  Loan  Schedule  to reflect such  substitution  and shall provide a copy of such amended  Mortgage
Loan  Schedule  to the  Trustee and the Trustee  shall  deliver  such  amended
Mortgage Loan Schedule to the Rating Agencies.

Section 2.05 Issuance of Certificates.

(a) The Trustee  acknowledges  the  assignment to it of the Mortgage Loans and the other assets comprising the Trust Fund and,  concurrently  therewith,  has signed,  and  countersigned  and  delivered  to  the  Depositor,  in  exchange therefor,  Certificates in such  authorized  denominations  representing  such
Fractional  Undivided  Interests as the Depositor has  requested.  The Trustee agrees that it will hold the Mortgage  Loans and such other assets as may from time to time be delivered to it (or the  Custodian,  as its agent)  segregated
on  the   books  of  the   Trustee   in   trust   for  the   benefit   of  the
Certificateholders.

(b) The Depositor,  concurrently with the execution and delivery hereof,  does hereby  transfer,  assign,  set  over  and  otherwise  convey  in trust to the
Trustee  without  recourse all the right,  title and interest of the Depositor in and to (i) the REMIC I  Regular  Interests,  and the other  assets of REMIC
III,  for the  benefit  of the  holders of the REMIC III  Interests,  (ii) the
REMIC II Regular Interests and the REMIC III Regular Interests,  and the other assets of REMIC IV, for the benefit of the holders of the REMIC IV  Interests, and (iii) the REMIC IV  Regular  Interests  B-IO-I and  B-IO-P,  and the other assets of REMIC V for the  benefit of the  holders  of the REMIC V  Interests.
The Trustee  acknowledges  receipt of the REMIC I Regular Interests,  REMIC II
Regular Interests,  REMIC III Regular Interests and REMIC IV Regular Interests
B-IO-I and B-IO-P (each of which are  uncertificated)  and the other assets of
REMIC III,  REMIC IV and REMIC V, and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of the holders of the REMIC
III Interests, REMIC IV Interests and REMIC V Interests, as applicable.

Section 2.06 Representations  and Warranties  Concerning  the  Depositor.  The
Depositor hereby  represents and warrants to the Trustee,  the Master Servicer and the Securities Administrator as follows:

(i) the Depositor (a) is a corporation  duly organized,  validly  existing and in good standing  under the laws of the State of Delaware and (b) is qualified and  in  good  standing  as a  foreign  corporation  to do  business  in  each jurisdiction where such  qualification is necessary,  except where the failure so to qualify  would not  reasonably  be expected  to have a material  adverse
effect  on  the  Depositor's   business  as  presently  conducted  or  on  the
Depositor's  ability  to enter  into  this  Agreement  and to  consummate  the transactions contemplated hereby;

(ii) the Depositor has full corporate  power to own its property,  to carry on its  business  as  presently  conducted  and to  enter  into and  perform  its obligations under this Agreement;

(iii) the execution and delivery by the Depositor of this  Agreement have been duly  authorized  by  all  necessary  corporate  action  on  the  part  of the
Depositor;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions herein contemplated,  nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a  default  under,  any  of the  provisions  of any  law,  governmental  rule, regulation,  judgment,  decree  or  order  binding  on  the  Depositor  or its properties  or the  articles  of  incorporation  or by-laws of the  Depositor, except those  conflicts,  breaches or defaults  which would not  reasonably be expected  to have a  material  adverse  effect on the  Depositor's  ability to enter into this  Agreement and to  consummate  the  transactions  contemplated hereby;

(iv) the  execution,  delivery  and  performance  by  the  Depositor  of  this
Agreement and the consummation of the transactions  contemplated hereby do not require the consent or approval of, the giving of notice to, the  registration with,  or the taking of any other action in respect of, any state,  federal or other  governmental  authority or agency,  except those  consents,  approvals, notices,  registrations or other actions as have already been obtained,  given or made;

(v) this  Agreement has been duly executed and delivered by the Depositor and, assuming  due  authorization,  execution  and  delivery  by the other  parties
hereto,   constitutes  a  valid  and  binding   obligation  of  the  Depositor
enforceable  against it in  accordance  with its terms  (subject to applicable
bankruptcy  and   insolvency   laws  and  other  similar  laws  affecting  the
enforcement of the rights of creditors generally);

(vi) there are no actions,  suits or proceedings  pending or, to the knowledge of the Depositor,  threatened  against the Depositor,  before or by any court, administrative  agency,  arbitrator or governmental  body (i) with  respect to any of the  transactions  contemplated by this Agreement or (ii) with  respect to any other matter which in the judgment of the Depositor  will be determined adversely to the Depositor  and will if determined  adversely to the Depositor materially  and adversely  affect the  Depositor's  ability to enter into this
Agreement or perform its obligations  under this Agreement;  and the Depositor is not in  default  with  respect  to any order of any  court,  administrative agency,  arbitrator or  governmental  body so as to  materially  and adversely affect the transactions contemplated by this Agreement; and

(vii) immediately  prior to the transfer and  assignment to the Trustee,  each
Mortgage  Note and each  Mortgage were not subject to an assignment or pledge, and the  Depositor  had good and  marketable  title to and was the sole  owner thereof  and had full right to  transfer  and sell such  Mortgage  Loan to the
Trustee  free and clear of any  encumbrance,  equity,  lien,  pledge,  charge, claim or security interest.

      Section 2.07.     Conveyance of the Subsequent Mortgage Loans.

(a) Subject  to  the  conditions   set  forth  in  paragraph  (b)  below,   in
consideration of the Paying Agent's delivery on the Subsequent  Transfer Dates to or upon the  written  order of the  Depositor  of all or a  portion  of the balance of funds in the  Pre-Funding  Account,  the Depositor  shall,  on such
Subsequent Transfer Date, sell, transfer,  assign, set over and convey without recourse to the Trust Fund (subject to the other terms and  provisions of this
Agreement)  all its right,  title and  interest  in and to (i) the  Subsequent
Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule  attached to the related  Subsequent  Transfer  Instrument  delivered by the  Depositor on such
Subsequent  Transfer Date, (ii) all interest accruing thereon on and after the
Subsequent  Cut-off  Date and all  collections  in  respect  of  interest  and principal  due  after the  Subsequent  Cut-off  Date and (iii) all items  with respect to such Subsequent  Mortgage Loans to be delivered pursuant to Section
2.01 and the other items in the related  Mortgage  Files;  provided,  however, that the Depositor  reserves and retains all right,  title and interest in and to principal received and interest accruing on such Subsequent  Mortgage Loans prior to the related  Subsequent  Cut-off Date.  The transfer to the Trust for deposit in the  applicable  Loan Group or Sub-Loan  Group by the  Depositor of
the  Subsequent  Mortgage  Loans  identified  on  the  related  Mortgage  Loan
Schedule shall be absolute and is intended by the Depositor,  the Seller,  the
Master   Servicer,   the  Securities   Administrator,   the  Trustee  and  the
Certificateholders  to  constitute  and  to  be  treated  as  a  sale  of  the
Subsequent  Mortgage Loans by the Depositor to the Trust. The related Mortgage
File for each  Subsequent  Mortgage  Loan shall be delivered to the Trustee or the  Custodian,  as its  agent,  at least  three  Business  Days  prior to the related Subsequent Transfer Date.

      The  purchase  price  paid by the Trust  from  amounts  released  by the
Paying  Agent  from the  Pre-Funding  Account  shall be 100% of the  aggregate
Stated Principal  Balance of the Subsequent  Mortgage Loans so transferred (as identified  on the Mortgage  Loan Schedule  provided by the  Depositor).  This
Agreement shall constitute a fixed price purchase  contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

(b) The  Depositor  shall  transfer  to the Trustee on behalf of the Trust for deposit in the applicable Loan Group,  the Subsequent  Mortgage Loans, and the
other  property and rights  related  thereto as  described  in  paragraph  (a)
above,  and the Paying Agent shall release funds from the Pre-Funding  Account in an amount equal to the Subsequent  Mortgage Loans  purchased on the related
Subsequent  Transfer Date, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

(i) the  Depositor  shall  have  delivered  to the  Trustee  a  duly  executed
      Subsequent  Transfer  Instrument,  which shall  include a Mortgage  Loan
      Schedule  listing the Subsequent  Mortgage Loans,  and the Mortgage Loan
      Seller  shall cause to be  delivered  a computer  file  containing  such
      Mortgage Loan  Schedule to the Trustee and the Master  Servicer at least three Business Days prior to the related Subsequent Transfer Date;

            (ii)  the Depositor  shall have furnished to the Master  Servicer, no later  than  three  Business  Days  prior to the  related  Subsequent
      Transfer  Date,  (x) if the  servicer or  servicers  of such  Subsequent
      Mortgage Loans are existing  Servicers,  then a written  acknowledgement of each such  Servicer  that it is servicing  such  Subsequent  Mortgage
      Loans  pursuant  to  the  related  Servicing  Agreement,  or  (y) if the servicer  or  servicers  are not  existing  Servicers,  then a Servicing
      Agreement and  Assignment,  Assumption  and  Recognition  Agreement with respect to such servicer or servicers in form and  substance  reasonably satisfactory to the Master Servicer;

            (iii) as  of  each  Subsequent  Transfer  Date,  as  evidenced  by delivery of the Subsequent  Transfer  Instrument,  substantially  in the form of Exhibit L, the  Depositor  shall not be  insolvent  nor shall it have been  rendered  insolvent by such transfer nor shall it be aware of any pending insolvency with respect to it:

            (iv)  such  sale and  transfer  shall  not  result  in a  material adverse tax consequence to the Trust or the Certificateholders;

            (v)   the Pre-Funding Period shall not have terminated;

            (vi)  the  Depositor   shall  not  have  selected  the  Subsequent
      Mortgage  Loans  in a  manner  that it  believed  to be  adverse  to the interests of the Ccrtificateholders; and

            (vii) the  Depositor   shall  have  delivered  to  the  Trustee  a
      Subsequent  Transfer  Instrument  confirming  the  satisfaction  of  the conditions  precedent  specified in this  Section 2.07 and,  pursuant to the  Subsequent  Transfer  Instrument,  assigned to the Trustee  without recourse for the benefit of the  Certificateholders all the right, title and interest of the Depositor,  in, to and under the Subsequent Mortgage
      Loan Purchase Agreement, to the extent of the Subsequent Mortgage Loans.

(c) Any conveyance of Subsequent  Mortgage Loans on a Subsequent Transfer Date
is subject to certain conditions including, but not limited to, the following:

(i) Each such Subsequent  Mortgage Loan must satisfy the  representations  and warranties  specified in the related Subsequent  Transfer Instrument and this Agreement;

(ii) The Depositor will not select such Subsequent  Mortgage Loans in a manner
      that   it   believes   to  be   adverse   to   the   interests   of  the
      Certificateholders;

(iii) As  of  the  related  Subsequent  Cut-off  Date,  each  such  Subsequent
      Mortgage Loan will satisfy the following criteria:

(1) The mortgaged property is proven to be free of material damage;

(2) A broker purchase  opinion of value, or BPO, has been obtained and the BPO is not less  than 90% of the  original  valuation  of the  Katrina
            Loan as of origination;

(3) The BPO does not  result  in the  related  mortgage  loan's  loan-to-value ratio on the closing date being in excess of 100%;

(4) Such Subsequent  Mortgage Loan may not be 30 or more days delinquent as of the  last  day of  the  month  preceding  the  related  Subsequent
            Cut-off Date;

(5) The original  term to stated  maturity of such  Subsequent  Mortgage  Loan will not be less than 180 months and will not exceed 360 months;

(6)  Each  Subsequent  Mortgage  Loan  must be a  One-Month  LIBOR,  Six Month
            LIBOR,  One  Year  LIBOR  or One  Year  Treasury  adjustable  rate
            Mortgage Loan with a first lien on the related Mortgaged Property;

(7) No  Subsequent  Mortgage  Loan will have a first  payment  date  occurring after October 1, 2005;

(8) The latest maturity date of any Subsequent  Mortgage Loan will be no later than September 1, 2035;

(9) Such  Subsequent  Mortgage  Loan will have a credit score of not less than
            620;

(10) Such Subsequent  Mortgage Loan will have a Gross Margin as of the related
            Subsequent  Cut-off  Date  ranging  from  approximately  2.25% per annum to approximately 2.75% per annum;

(11) Such  Subsequent  Mortgage  Loan will have a maximum  mortgage rate as of the related Subsequent Cut-Off Date greater than 10.500%; and

(12) Such Subsequent  Mortgage Loan shall have been underwritten in accordance with the underwriting guidelines of EMC;

(d) As of the related Subsequent  Cut-off Date, the Subsequent  Mortgage Loans
in the aggregate will satisfy the following criteria:

(i) Have a  weighted  average  Gross  Margin  ranging  from 2.25% to 2.75% per annum;

(ii) Have a weighted average credit score greater than 700;

(iii) Have no less than 30.20% of the Mortgaged Properties be owner occupied;

(iv) Have no less  than  73% of the  Mortgaged  Properties  be  single  family detached or planned unit developments;

(v) Have no  more  than  12% of the  Subsequent  Mortgage  Loans  be cash  out refinance;

(vi) Have all of such  Subsequent  Mortgage Loans with a  Loan-to-Value  Ratio greater than 80% be covered by a Primary Insurance Policy;

(vii) Have a weighted  average maximum  mortgage rate greater than or equal to
      11%; and

(viii) Be  acceptable   to  the  Rating   Agencies  as  evidenced  by  written
      confirmation  that the inclusion of the Mortgage Loans in the Trust will not cause a Rating  Agency to withdraw or reduce the rating of any Class of Certificates.

                                  ARTICLE III

                Administration and Servicing of Mortgage Loans

Section 3.01 Master  Servicer.  The Master Servicer shall  supervise,  monitor and oversee the  obligation of the Servicers to service and  administer  their respective  Mortgage  Loans in  accordance  with the  terms of the  applicable
Servicing  Agreements  and shall have full power and  authority  to do any and all things which it may deem  necessary or desirable in  connection  with such
master   servicing  and   administration.   In  performing   its   obligations
hereunder,  the Master Servicer shall act in a manner consistent with Accepted
Master  Servicing  Practices.  Furthermore,  the Master Servicer shall oversee and consult with each  Servicer as necessary  from  time-to-time  to carry out the  Master  Servicer's  obligations  hereunder,  shall  receive,  review  and evaluate  all  reports,  information  and other  data  provided  to the Master
Servicer  by each  Servicer  and shall  cause each  Servicer  to  perform  and observe the covenants,  obligations and conditions to be performed or observed by  such  Servicer  under  its  applicable  Servicing  Agreement.  The  Master
Servicer shall independently and separately monitor each Servicer's  servicing activities with respect to each related  Mortgage Loan,  reconcile the results of such monitoring with such information  provided in the previous sentence on a monthly basis and  coordinate  corrective  adjustments to the Servicers' and
Master  Servicer's  records,  and  based  on  such  reconciled  and  corrected information,  the  Master  Servicer  shall  provide  such  information  to the
Securities  Administrator as shall be necessary in order for it to prepare the statements  specified in Section 6.04,  and prepare any other  information and statements  required to be forwarded  by the Master  Servicer  hereunder.  The
Master  Servicer shall  reconcile the results of its Mortgage Loan  monitoring with the  actual  remittances  of the  Servicers  as  reported  to the  Master
Servicer.

      The Trustee shall  furnish the  Servicers  and the Master  Servicer with any powers of attorney,  in substantially  the form attached hereto as Exhibit
K, and other  documents in form as provided to it necessary or  appropriate to enable the Servicers  and the Master  Servicer to service and  administer  the related Mortgage Loans and REO Property.

      The Trustee shall  provide  access to the records and  documentation  in possession  of the  Trustee  regarding  the  related  Mortgage  Loans  and REO
Property and the servicing  thereof to the  Certificateholders,  the FDIC, and the  supervisory  agents and examiners of the FDIC, such access being afforded only upon  reasonable  prior written  request and during normal business hours at the  office of the  Trustee;  provided,  however,  that,  unless  otherwise required by law, the Trustee  shall not be required to provide  access to such records and  documentation  if the  provision  thereof would violate the legal right to privacy of any  Mortgagor.  The Trustee  shall allow  representatives of the above  entities to photocopy any of the records and  documentation  and shall  provide  equipment  for  that  purpose  at a  charge  that  covers  the
Trustee's actual costs.

      The Trustee  shall  execute and deliver to the  Servicer  and the Master
Servicer any court  pleadings,  requests for trustee's sale or other documents necessary or desirable to (i) the  foreclosure  or trustee's sale with respect to a Mortgaged  Property;  (ii) any  legal action  brought to obtain  judgment
against  any   Mortgagor  on  the  Mortgage   Note  or  Security   Instrument;
(iii) obtain a deficiency judgment against the Mortgagor;  or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security  Instrument or otherwise available at law or equity.

Section 3.02 REMIC-Related  Covenants.  For as long as each 2005-9 REMIC shall exist,  the Trustee and the Securities  Administrator  shall act in accordance herewith to assure  continuing  treatment of such 2005-9 REMIC as a REMIC, and the Trustee and the Securities  Administrator shall comply with any directions of the Depositor,  the related  Servicer or the Master Servicer to assure such continuing  treatment.  In  particular,  the  Trustee  shall  not (a)  sell or permit  the  sale  of all or any  portion  of  the  Mortgage  Loans  or of any investment  of  deposits  in an Account  unless  such sale is as a result of a repurchase  of the Mortgage  Loans  pursuant to this  Agreement or the Trustee has received a REMIC Opinion  addressed to the Trustee prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution  pursuant to  the  Mortgage  Loan  Purchase  Agreement,  any  Subsequent  Mortgage  Loan
Purchase  Agreement or Section 2.04 of this Agreement,  as applicable,  accept any  contribution to any 2005-9 REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

Section 3.03 Monitoring  of  Servicers.   (a) The  Master  Servicer  shall  be
responsible  for reporting to the Trustee and the Depositor the  compliance by each Servicer with its duties under the related  Servicing  Agreement.  In the review of each  Servicer's  activities,  the Master  Servicer may rely upon an officer's  certificate  of the  Servicer  (or  similar  document  signed by an officer of the Servicer) with regard to such  Servicer's  compliance  with the terms of its Servicing  Agreement.  In the event that the Master Servicer,  in its judgment,  determines  that a Servicer  should be terminated in accordance with its  Servicing  Agreement,  or that a notice  should be sent  pursuant to such  Servicing  Agreement  with respect to the  occurrence  of an event that, unless  cured,  would  constitute  grounds  for such  termination,  the Master
Servicer  shall notify the  Depositor  and the Trustee  thereof and the Master
Servicer  shall  issue  such  notice  or take  such  other  action as it deems appropriate.

(b) The  Master   Servicer,   for  the   benefit  of  the   Trustee   and  the
Certificateholders,  shall enforce the  obligations of each Servicer under the related Servicing Agreement,  and shall, in the event that a Servicer fails to perform its  obligations in accordance with the related  Servicing  Agreement, subject to the preceding  paragraph,  terminate the rights and  obligations of such Servicer  thereunder and act as servicer of the related Mortgage Loans or cause the Trustee to enter in to a new  Servicing  Agreement  with a successor
Servicer selected by the Master Servicer;  provided, however, it is understood and  acknowledged  by the  parties  hereto  that  there  will be a  period  of transition (not to exceed 90 days) before the actual  servicing  functions can
be  fully   transferred  to  such  successor   Servicer.   Such   enforcement,
including,  without limitation,  the legal prosecution of claims,  termination of Servicing Agreements and the pursuit of other appropriate  remedies,  shall be in such  form and  carried  out to such an  extent  and at such time as the
Master Servicer,  in its good faith business  judgment,  would require were it the owner of the related  Mortgage  Loans.  The Master  Servicer shall pay the costs  of such  enforcement  at its own  expense,  provided  that  the  Master
Servicer  shall not be required to prosecute or defend any legal action except to the  extent  that  the  Master  Servicer  shall  have  received  reasonable indemnity for its costs and expenses in pursuing such action.

(c) To the extent that the costs and expenses of the Master  Servicer  related to any termination of a Servicer,  appointment of a successor  Servicer or the transfer and  assumption  of servicing by the Master  Servicer with respect to any Servicing Agreement  (including,  without limitation,  (i) all legal costs and  expenses and all due  diligence  costs and  expenses  associated  with an evaluation  of the  potential  termination  of the  Servicer as a result of an event of default by such Servicer and (ii) all  costs and expenses  associated with the complete  transfer of servicing,  including,  but not limited to, all servicing  files and all  servicing  data and the  completion,  correction  or manipulation  of such  servicing  data  as may be  required  by the  successor servicer to correct any errors or  insufficiencies  in the  servicing  data or otherwise to enable the  successor  service to service the  Mortgage  Loans in accordance  with the  related  Servicing  Agreement)  are not fully and timely reimbursed by the terminated  Servicer,  the Master Servicer shall be entitled to  reimbursement  of  such  costs  and  expenses  from  the  Master  Servicer
Collection Account.

(d) The  Master  Servicer  shall  require  each  Servicer  to comply  with the remittance  requirements  and  other  obligations  set  forth  in the  related
Servicing  Agreement,  including  the  obligation  of each Servicer to furnish information  regarding the borrower credit files related to each Mortgage Loan to credit  reporting  agencies in compliance  with the  provisions of the Fair
Credit  Reporting  Act  and  the  applicable  implementing  regulations,  on a monthly basis.

(e) If the Master Servicer acts as Servicer,  it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

Section 3.04 Fidelity  Bond.  The  Master  Servicer,  at  its  expense,  shall maintain  in  effect a  blanket  fidelity  bond and an  errors  and  omissions insurance policy, affording coverage with respect to all directors,  officers, employees  and other  Persons  acting on such Master  Servicer's  behalf,  and covering  errors and  omissions in the  performance  of the Master  Servicer's obligations  hereunder.  The errors  and  omissions  insurance  policy and the fidelity  bond  shall be in such  form and  amount  generally  acceptable  for entities serving as master servicers or trustees.

Section 3.05 Power  to Act;  Procedures.  The  Master  Servicer  shall  master service the Mortgage  Loans and shall have full power and  authority,  subject to the REMIC Provisions and the provisions of Article X hereof,  to do any and all things that it may deem  necessary  or desirable  in  connection  with the master servicing and  administration of the Mortgage Loans,  including but not limited to the power and authority  (i) to  execute and deliver,  on behalf of the  Certificateholders  and the  Trustee,  customary  consents or waivers and
other  instruments  and  documents,   (ii) to  consent  to  transfers  of  any
Mortgaged   Property  and  assumptions  of  the  Mortgage  Notes  and  related
Mortgages,  (iii) to collect any Insurance Proceeds and Liquidation  Proceeds, and (iv) to  effectuate  foreclosure  or other  conversion of the ownership of
the  Mortgaged   Property  securing  any  Mortgage  Loan,  in  each  case,  in accordance with the provisions of this Agreement and the Servicing  Agreement, as applicable;  provided,  however,  that the Master  Servicer shall not (and, consistent with its responsibilities under Section 3.03,  shall not permit any
Servicer to) knowingly or intentionally  take any action,  or fail to take (or fail to cause to be taken) any action  reasonably  within its  control and the scope of duties more  specifically  set forth  herein,  that,  under the REMIC
Provisions,  if taken or not taken, as the case may be, would cause any 2005-9
REMIC to fail to qualify as a REMIC or result in the  imposition of a tax upon
the  Trust  Fund   (including  but  not  limited  to  the  tax  on  prohibited transactions  as  defined  in  Section 860F(a)(2)  of the  Code and the tax on contributions to a REMIC set forth in  Section 860G(d) of the Code) unless the
Master  Servicer has received an Opinion of Counsel (but not at the expense of the Master  Servicer)  to the effect that the  contemplated  action  would not cause  any  2005-9  REMIC  to fail to  qualify  as a REMIC  or  result  in the imposition  of a tax upon any 2005-9  REMIC.  The  Trustee  shall  furnish the
Master  Servicer,  upon  written  request from a Servicing  Officer,  with any powers of attorney  empowering the Master  Servicer or any Servicer to execute and deliver  instruments of  satisfaction  or  cancellation,  or of partial or full  release or  discharge,  and to  foreclose  upon or  otherwise  liquidate
Mortgaged  Property,  and to appeal,  prosecute  or defend in any court action relating to the Mortgage Loans or the Mortgaged  Property,  in accordance with the applicable  Servicing Agreement and this Agreement,  and the Trustee shall execute and deliver such other documents,  as the Master Servicer may request, to enable the Master  Servicer to master  service and  administer the Mortgage
Loans and carry out its  duties  hereunder,  in each case in  accordance  with
Accepted Master  Servicing  Practices (and the Trustee shall have no liability for  misuse of any such  powers of  attorney  by the  Master  Servicer  or any
Servicer).  If the Master  Servicer or the Trustee has been advised that it is likely  that the laws of the  state in which  action  is to be taken  prohibit such action if taken in the name of the  Trustee or that the Trustee  would be adversely  affected  under the "doing  business"  or tax laws of such state if such  action is taken in its name,  the  Master  Servicer  shall join with the
Trustee in the appointment of a co-trustee  pursuant to  Section 9.11  hereof.
In the  performance of its duties  hereunder,  the Master Servicer shall be an independent  contractor and shall not,  except in those  instances where it is taking  action  in the name of the  Trustee,  be deemed to be the agent of the
Trustee.

Section 3.06 Due-on-Sale  Clauses;   Assumption  Agreements.   To  the  extent
provided in the applicable Servicing  Agreement,  to the extent Mortgage Loans contain enforceable  due-on-sale  clauses, the Master Servicer shall cause the
Servicers to enforce such clauses in accordance with the applicable  Servicing
Agreement.  If  applicable  law  prohibits  the  enforcement  of a due-on-sale clause  or such  clause is  otherwise  not  enforced  in  accordance  with the applicable  Servicing  Agreement,  and, as a  consequence,  a Mortgage Loan is assumed,  the original  Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

Section 3.07 Release  of  Mortgage  Files.  (a) Upon  becoming  aware  of  the payment in full of any  Mortgage  Loan,  or the  receipt by any  Servicer of a notification  that payment in full has been escrowed in a manner customary for such  purposes  for  payment to  Certificateholders  on the next  Distribution
Date, the Servicer will, if required under the applicable  Servicing Agreement
(or if the Servicer does not, the Master  Servicer may),  promptly  furnish to the  Custodian,  on  behalf of the  Trustee,  two  copies  of a  certification substantially  in the form of Exhibit D  hereto signed by a Servicing  Officer or in a  mutually  agreeable  electronic  format  which  will,  in  lieu  of a
signature   on  its  face,   originate   from  a  Servicing   Officer   (which
certification  shall  include  a  statement  to the  effect  that all  amounts received in connection  with such payment that are required to be deposited in the  Protected  Account  maintained  by the  applicable  Servicer  pursuant to
Section 4.01,  or  by  the  applicable  Servicer  pursuant  to  its  Servicing
Agreement,  have  been or will be so  deposited)  and shall  request  that the
Custodian,  on behalf of the Trustee,  deliver to the applicable  Servicer the related  Mortgage File. Upon receipt of such  certification  and request,  the
Custodian,  on behalf of the  Trustee,  shall  promptly  release  the  related
Mortgage File to the applicable  Servicer and the Trustee and Custodian  shall have no further  responsibility  with regard to such Mortgage  File.  Upon any such payment in full,  each Servicer is authorized,  to give, as agent for the
Trustee,  as the mortgagee  under the Mortgage that secured the Mortgage Loan, an instrument of  satisfaction  (or assignment of mortgage  without  recourse)
regarding the Mortgaged Property subject to the Mortgage,  which instrument of satisfaction  or  assignment,  as the case may be,  shall be  delivered to the
Person or Persons  entitled  thereto against receipt therefor of such payment, it being  understood and agreed that no expenses  incurred in connection  with such instrument of  satisfaction  or assignment,  as the case may be, shall be chargeable to the Protected Account.

(b) From time to time and as  appropriate  for the servicing or foreclosure of any Mortgage Loan and in accordance with the applicable  Servicing  Agreement, the Trustee  shall  execute such  documents as shall be prepared and furnished to the  Trustee  by a  Servicer  or the Master  Servicer  (in form  reasonably acceptable  to the Trustee) and as are  necessary  to the  prosecution  of any such  proceedings.  The Custodian,  on behalf of the Trustee,  shall, upon the request of a Servicer or the Master  Servicer,  and delivery to the Custodian, on behalf of the Trustee,  of two copies of a request for release  signed by a
Servicing  Officer  substantially  in the form of Exhibit D  (or in a mutually agreeable  electronic  format which will,  in lieu of a signature on its face, originate from a Servicing  Officer),  release the related  Mortgage File held in its  possession  or control to the  Servicer  or the  Master  Servicer,  as applicable.  Such trust  receipt  shall  obligate  the  Servicer or the Master
Servicer  to  return  the  Mortgage  File to the  Custodian  on  behalf of the
Trustee,  when the need  therefor by the  Servicer  or the Master  Servicer no longer  exists unless the Mortgage  Loan shall be  liquidated,  in which case, upon  receipt  of a  certificate  of  a  Servicing  Officer  similar  to  that hereinabove  specified,  the Mortgage File shall be released by the Custodian, on behalf of the Trustee, to the Servicer or the Master Servicer.

Section 3.08 Documents, Records and Funds in Possession of Master Servicer To
Be Held for Trustee.

(a) The  Master  Servicer  shall  transmit  and each  Servicer  (to the extent required by the related Servicing  Agreement) shall transmit to the Trustee or
Custodian  such  documents and  instruments  coming into the possession of the
Master  Servicer  or such  Servicer  from time to time as are  required by the terms  hereof,  or in the  case of the  Servicers,  the  applicable  Servicing
Agreement,  to be delivered to the Trustee or  Custodian.  Any funds  received by the Master  Servicer  or by a Servicer in respect of any  Mortgage  Loan or which  otherwise  are  collected  by the Master  Servicer  or by a Servicer as
Liquidation  Proceeds or Insurance  Proceeds in respect of any  Mortgage  Loan shall  be held  for the  benefit  of the  Trustee  and the  Certificateholders subject to the Master  Servicer's  right to retain or withdraw from the Master
Servicer  Collection  Account  the  Master  Servicing  Compensation  and other amounts  provided  in this  Agreement,  and to the right of each  Servicer  to retain its  Servicing  Fee and other  amounts as  provided  in the  applicable
Servicing  Agreement.  The Master Servicer shall,  and (to the extent provided in the applicable  Servicing  Agreement) shall cause each Servicer to, provide access to information  and  documentation  regarding the Mortgage Loans to the
Trustee,  its agents and accountants at any time upon  reasonable  request and during normal business hours, and to  Certificateholders  that are savings and loan  associations,  banks  or  insurance  companies,  the  Office  of  Thrift
Supervision,  the FDIC and the supervisory agents and examiners of such Office and  Corporation  or  examiners  of any  other  federal  or state  banking  or insurance  regulatory  authority if so required by applicable  regulations  of the Office of Thrift  Supervision or other regulatory  authority,  such access to be afforded without charge but only upon reasonable  request in writing and during normal business hours at the offices of the Master Servicer  designated by  it.  In  fulfilling  such a  request  the  Master  Servicer  shall  not be responsible for determining the sufficiency of such information.

(b) All  Mortgage  Files and funds  collected or held by, or under the control of, the Master  Servicer,  in respect of any Mortgage Loans,  whether from the collection of principal and interest payments or from Liquidation  Proceeds or
Insurance Proceeds,  shall be held by the Master Servicer for and on behalf of the  Trustee and the  Certificateholders  and shall be and remain the sole and exclusive  property  of  the  Trustee;  provided,  however,  that  the  Master
Servicer and each  Servicer  shall be entitled to setoff  against,  and deduct from,  any such funds any  amounts  that are  properly  due and payable to the
Master  Servicer  or such  Servicer  under this  Agreement  or the  applicable
Servicing Agreement.

Section 3.09 Standard Hazard Insurance and Flood Insurance Policies.

(a) For each Mortgage Loan,  the Master  Servicer shall enforce any obligation of the Servicers under the related  Servicing  Agreements to maintain or cause to be maintained  standard fire and casualty  insurance and, where applicable, flood  insurance,  all in  accordance  with  the  provisions  of  the  related
Servicing  Agreements.  It is understood and agreed that such insurance  shall be with  insurers  meeting  the  eligibility  requirements  set  forth  in the applicable  Servicing  Agreement and that no  earthquake  or other  additional insurance is to be required of any  Mortgagor or to be  maintained on property acquired  in  respect  of a  defaulted  loan,  other  than  pursuant  to  such applicable  laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b) Pursuant to Section 4.01 and 4.02, any amounts  collected by the Servicers or the Master  Servicer,  under any insurance  policies (other than amounts to be  applied  to the  restoration  or repair  of the  property  subject  to the related  Mortgage  or  released  to  the  Mortgagor  in  accordance  with  the applicable  Servicing  Agreement)  shall be deposited into the Master Servicer
Collection  Account,  subject to withdrawal pursuant to Section 4.02 and 4.03.
Any cost incurred by the Master  Servicer or any Servicer in  maintaining  any such  insurance if the Mortgagor  defaults in its obligation to do so shall be added to the  amount  owing  under the  Mortgage  Loan  where the terms of the
Mortgage  Loan so permit;  provided,  however,  that the  addition of any such cost  shall  not be  taken  into  account  for  purposes  of  calculating  the distributions  to be made to  Certificateholders  and shall be  recoverable by the Master Servicer or such Servicer pursuant to Section 4.02 and 4.03.

Section 3.10 Presentment  of Claims and  Collection  of  Proceeds.  The Master
Servicer shall (to the extent provided in the applicable  Servicing Agreement)
cause the related  Servicer  to,  prepare and present on behalf of the Trustee and the  Certificateholders  all claims under the Insurance  Policies and take
such  actions   (including   the   negotiation,   settlement,   compromise  or
enforcement of the insured's  claim) as shall be necessary to realize recovery under  such  policies.  Any  proceeds  disbursed  to the Master  Servicer  (or disbursed  to a Servicer  and  remitted to the Master  Servicer) in respect of such policies,  bonds or contracts  shall be promptly  deposited in the Master
Servicer  Collection  Account upon receipt,  except that any amounts  realized that are to be applied to the repair or restoration  of the related  Mortgaged
Property  as a  condition  precedent  to the  presentation  of  claims  on the related  Mortgage Loan to the insurer under any  applicable  Insurance  Policy need not be so deposited (or remitted).

Section 3.11 Maintenance of the Primary Mortgage Insurance Policies.

(a) The Master  Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable  Servicing  Agreement) to take, any action  that would  result in  noncoverage  under any  applicable  Primary
Mortgage  Insurance  Policy  of any loss  which,  but for the  actions  of the
Master  Servicer or such  Servicer,  would have been covered  thereunder.  The
Master Servicer shall use its best  reasonable  efforts to cause each Servicer
(to the extent  required  under the related  Servicing  Agreement)  to keep in force and effect (to the extent that the Mortgage  Loan requires the Mortgagor to maintain such  insurance),  primary mortgage  insurance  applicable to each
Mortgage Loan in  accordance  with the  provisions  of this  Agreement and the related  Servicing  Agreement,  as applicable.  The Master Servicer shall not, and shall not permit any  Servicer (to the extent  required  under the related
Servicing  Agreement) to, cancel or refuse to renew any such Primary  Mortgage
Insurance  Policy that is in effect at the date of the initial issuance of the
Mortgage  Note  and is  required  to be  kept in  force  hereunder  except  in accordance  with the  provisions of this  Agreement and the related  Servicing
Agreement, as applicable.

(b) The Master Servicer  agrees to present,  or to cause each Servicer (to the extent required under the related Servicing  Agreement) to present,  on behalf of the Trustee  and the  Certificateholders,  claims to the insurer  under any
Primary  Mortgage  Insurance  Policies  and,  in this  regard,  to  take  such reasonable  action as shall be necessary to permit  recovery under any Primary
Mortgage Insurance Policies respecting  defaulted Mortgage Loans.  Pursuant to
Section 4.01  and 4.02,  any amounts  collected by the Master  Servicer or any
Servicer under any Primary Mortgage  Insurance  Policies shall be deposited in the Master  Servicer  Collection  Account,  subject to withdrawal  pursuant to
Section 4.03.

Section 3.12 Trustee to Retain Possession of Certain  Insurance  Policies and
Documents.

      The  Trustee (or the  Custodian,  as  directed  by the  Trustee),  shall retain  possession  and custody of the originals (to the extent  available) of any Primary  Mortgage  Insurance  Policies,  or  certificate  of  insurance if applicable,  and any  certificates  of renewal as to the  foregoing  as may be issued  from  time to time  as  contemplated  by  this  Agreement.  Until  all amounts  distributable in respect of the Certificates have been distributed in full and the Master  Servicer  otherwise has fulfilled its  obligations  under this  Agreement,  the  Trustee (or its  Custodian,  if any, as directed by the
Trustee)  shall also retain  possession  and custody of each  Mortgage File in accordance  with and subject to the terms and  conditions  of this  Agreement.
The Master  Servicer  shall  promptly  deliver or cause to be delivered to the
Trustee (or the Custodian,  as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies,  any certificates  of  renewal,  and  such  other  documents  or  instruments  that constitute  portions of the Mortgage File that come into the possession of the
Master Servicer from time to time.

Section 3.13 Realization  Upon Defaulted  Mortgage Loans.  The Master Servicer
shall cause each Servicer (to the extent required under the related  Servicing
Agreement) to foreclose upon,  repossess or otherwise  comparably  convert the ownership of Mortgaged  Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory  arrangements can be made for  collection of  delinquent  payments,  all in accordance  with the applicable Servicing Agreement.

Section 3.14 Compensation for the Master Servicer.

      The Master  Servicer  will be entitled  to the income and gain  realized from any investment of funds in the Master Servicer  Collection Account as set forth  in  Section  4.02  for the  performance  of its  activities  hereunder.
Servicing  compensation  in the form of assumption  fees, if any, late payment charges, as collected,  if any, or otherwise (but not including any Prepayment
Charge)  shall  be  retained  by the  applicable  Servicer  and  shall  not be deposited in the Protected  Account.  The Master  Servicer will be entitled to retain,  as additional  compensation,  any interest  remitted by a Servicer in connection  with a  Principal  Prepayment  in full or  otherwise  in excess of amounts  required to be remitted to the  Distribution  Account  (such  amounts together  with the amounts  specified  in the first  sentence of this  Section
3.14,  the "Master  Servicing  Compensation").  The Master  Servicer  shall be required to pay all expenses  incurred by it in connection with its activities hereunder  and shall  not be  entitled  to  reimbursement  therefor  except as provided in this Agreement.

Section 3.15 REO Property.

(a) In the event the Trust Fund  acquires  ownership  of any REO  Property  in respect of any related  Mortgage  Loan,  the deed or certificate of sale shall be  issued  to the  Trustee,  or to its  nominee,  on  behalf  of the  related
Certificateholders.  The Master  Servicer shall, to the extent provided in the applicable  Servicing  Agreement,  cause the applicable  Servicer to sell, any
REO  Property  as  expeditiously  as  possible  and  in  accordance  with  the
provisions  of  this  Agreement  and  the  related  Servicing  Agreement,   as
applicable.  Pursuant  to its  efforts to sell such REO  Property,  the Master
Servicer  shall cause the  applicable  Servicer to protect and conserve,  such
REO  Property  in the  manner  and to the extent  required  by the  applicable
Servicing  Agreement,  in accordance with the REMIC Provisions and in a manner that  does not  result  in a tax on "net  income  from  foreclosure  property"
(unless such result would maximize the Trust Fund's  after-tax  return on such property)  or cause  such REO  Property  to fail to  qualify  as  "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

(b) The  Master  Servicer  shall,  to  the  extent  required  by  the  related
Servicing  Agreement,  cause the  applicable  Servicer  to  deposit  all funds collected  and received in  connection  with the operation of any REO Property in the Protected Account.

(c) The  Master  Servicer  and  the  applicable   Servicer,   upon  the  final
disposition of any REO Property,  shall be entitled to  reimbursement  for any related unreimbursed Monthly Advances and other unreimbursed  advances as well as any unpaid Servicing Fees from Liquidation  Proceeds received in connection with the  final  disposition  of such REO  Property;  provided,  that any such unreimbursed  Monthly  Advances  as well as any unpaid  Servicing  Fees may be reimbursed  or paid,  as the case may be, prior to final  disposition,  out of any net rental income or other net amounts derived from such REO Property.

(d) To  the  extent  provided  in  the  related   Servicing   Agreement,   the
Liquidation  Proceeds from the final  disposition of the REO Property,  net of any payment to the Master  Servicer  and the  applicable  Servicer as provided above  shall  be  deposited  in  the  Protected  Account  on or  prior  to the
Determination  Date in the month following  receipt thereof and be remitted by wire  transfer  in  immediately  available  funds to the Master  Servicer  for deposit  into the  related  Master  Servicer  Collection  Account  on the next succeeding Servicer Remittance Date.

Section 3.16 Annual Officer's Certificate as to Compliance.

(a) The Master  Servicer shall deliver to the Trustee and the Rating  Agencies on or  before  March 1  of  each  year,  commencing  with  March 1,  2006,  an
Officer's  Certificate,  certifying  that with  respect to the  period  ending
December 31  of the prior year:  (i) such  Servicing  Officer has reviewed the activities  of such Master  Servicer  during the  preceding  calendar  year or portion thereof and its performance under this Agreement,  (ii) to the best of such  Servicing  Officer's  knowledge,  based  on  such  review,  such  Master
Servicer  has  performed  and  fulfilled  its  duties,   responsibilities  and
obligations  under this  Agreement in all material  respects  throughout  such year,  or, if there has been a default in the  fulfillment of any such duties, responsibilities  or  obligations,  specifying each such default known to such
Servicing  Officer and the nature and status thereof,  (iii) nothing  has come to the attention of such Servicing  Officer to lead such Servicing  Officer to
believe   that  any  Servicer  has  failed  to  perform  any  of  its  duties,
responsibilities   and  obligations  under  its  Servicing  Agreement  in  all material  respects  throughout  such  year,  or, if there has been a  material
default   in   the   performance   or   fulfillment   of  any   such   duties,
responsibilities  or  obligations,  specifying each such default known to such
Servicing Officer and the nature and status thereof.

(b) Copies of such statements shall be provided to any Certificateholder  upon request,  by the Master  Servicer or by the  Trustee at the Master  Servicer's
expense if the Master  Servicer  failed to provide such copies (unless (i) the
Master  Servicer  shall have failed to provide the Trustee with such statement or  (ii) the  Trustee  shall be unaware of the  Master  Servicer's  failure to provide such statement).

Section 3.17 Annual Independent  Accountant's  Servicing Report. If the Master
Servicer has, during the course of any fiscal year,  directly  serviced any of the  Mortgage  Loans,  then the Master  Servicer at its expense  shall cause a nationally  recognized  firm of independent  certified  public  accountants to furnish a statement to the Trustee,  the Rating  Agencies and the Depositor on
or before March 1 of each year,  commencing  with March 1,  2006 to the effect that,  with respect to the most recently ended  calendar  year,  such firm has examined  certain  records and  documents  relating  to the Master  Servicer's performance of its servicing  obligations under this Agreement and pooling and servicing and trust agreements in material  respects similar to this Agreement and to each  other  and  that,  on the  basis  of such  examination  conducted substantially in compliance with the audit program for mortgages  serviced for
Freddie Mac or the Uniform Single  Attestation  Program for Mortgage  Bankers,
such firm is of the opinion that the Master  Servicer's  activities  have been conducted in compliance  with this  Agreement,  or that such  examination  has disclosed no material items of  noncompliance  except for (i) such  exceptions as such firm believes to be immaterial,  (ii) such other exceptions as are set forth in such  statement and  (iii) such  exceptions  that the Uniform  Single
Attestation  Program for Mortgage  Bankers or the Audit  Program for Mortgages
Serviced  by Freddie  Mac  requires  it to report.  Copies of such  statements shall  be  provided  to any  Certificateholder  upon  request  by  the  Master
Servicer,  or by the  Trustee at the  expense of the  Master  Servicer  if the
Master  Servicer shall fail to provide such copies.  If such report  discloses exceptions  that are material,  the Master  Servicer  shall advise the Trustee whether such  exceptions  have been or are  susceptible of cure, and will take prompt action to do so.

Section 3.18 Reports Filed with Securities and Exchange Commission.  Within 15 days after each  Distribution  Date, the Securities  Administrator  shall,  in
accordance  with  industry  standards,   file  with  the  Commission  via  the
Electronic  Data  Gathering and  Retrieval  System  ("EDGAR"),  a Form 8-K (or
other  comparable form containing the same or comparable  information or other information  mutually agreed upon) with a copy of the statement to the Trustee who shall (to the extent  received  from the  Securities  Administrator)  make available  (via  the  Trustee's  internet  website)  a  copy  of  the  monthly statement to the  Certificateholders  for such Distribution Date as an exhibit thereto.  Prior to  January  30 in each  year,  the  Securities  Administrator shall,  in  accordance  with  industry  standards,  file a Form 15  Suspension
Notice with respect to the Trust Fund, if  applicable.  Prior to (i) March 15,
2006 and (ii)  unless and until a Form 15  Suspension  Notice  shall have been filed,  prior to March 15 of each year  thereafter,  the Master Servicer shall provide the Securities  Administrator  with a Master  Servicer  Certification, together with a copy of the annual independent  accountant's  servicing report and annual  statement of compliance of each Servicer,  in each case,  required to  be  delivered  pursuant  to  the  related  Servicing  Agreement,  and,  if applicable,  the annual independent  accountant's  servicing report and annual statement of  compliance  to be delivered by the Master  Servicer  pursuant to
Sections 3.16 and 3.17.  Prior to (i) March 31, 2006,  or such earlier  filing date as may be  required by the  Commission,  and (ii) unless and until a Form
15 Suspension Notice shall have been filed,  March 31 of each year thereafter, or  such  earlier  filing  date  as may be  required  by the  Commission,  the
Securities  Administrator  shall  prepare and file a Form 10-K,  in  substance conforming to industry  standards,  with respect to the Trust.  Such Form 10-K shall  include  the  Master  Servicer  Certification  and other  documentation provided by the Master  Servicer  pursuant to the second  preceding  sentence.
The Depositor  hereby grants to the Securities  Administrator  a limited power of  attorney  to  execute  and  file  each  such  document  on  behalf  of the
Depositor.  Such power of attorney  shall continue until either the earlier of
(i) receipt by the  Securities  Administrator  from the  Depositor  of written termination  of such power of attorney and (ii) the  termination  of the Trust
Fund.   The   Depositor   agrees  to  promptly   furnish  to  the   Securities
Administrator,  from  time to time upon  request,  such  further  information, reports and financial  statements within its control related to this Agreement and the  Mortgage  Loans  as the  Securities  Administrator  reasonably  deems appropriate  to prepare and file all  necessary  reports with the  Commission.
The Securities  Administrator  shall have no  responsibility to file any items other than those  specified  in this  Section  3.18;  provided,  however,  the
Securities  Administrator will cooperate with the Depositor in connection with any additional  filings with respect to the Trust Fund as the Depositor  deems necessary  under  the  Securities  Exchange  Act  of  1934,  as  amended  (the
"Exchange Act").  Fees and expenses  incurred by the Securities  Administrator in connection with this Section 3.18 shall not be reimbursable  from the Trust
Fund.

Section 3.19 The Company.  On the Closing Date,  the Company will receive from the Depositor a payment of $5,000.

Section 3.20 UCC.  The  Depositor  shall  inform the Trustee in writing of any
Uniform  Commercial  Code financing  statements that were filed on the Closing
Date in  connection  with the  Trust  with  stamped  recorded  copies  of such financing  statements to be delivered to the Trustee  promptly upon receipt by the  Depositor.  The Trustee agrees to monitor and notify the Depositor if any continuation  statements for such Uniform Commercial Code financing statements need to be filed.  If directed by the  Depositor in writing,  the Trustee will
file  any  such   continuation   statements  solely  at  the  expense  of  the
Depositor.  The Depositor  shall file any  financing  statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 3.21 Optional Purchase of Defaulted Mortgage Loans.

(a) With  respect to any  Mortgage  Loan which as of the first day of a Fiscal
Quarter is  delinquent  in  payment by 90 days or more or is an REO  Property, the  Company  shall have the right to  purchase  such  Mortgage  Loan from the
Trust at a price equal to the Repurchase Price;  provided,  however,  (i) that such Mortgage  Loan is still 90 days or more  delinquent or is an REO Property as of the  date  of  such  purchase  and  (ii) this  purchase  option,  if not theretofore  exercised,  shall  terminate on the date prior to the last day of the related Fiscal  Quarter.  This purchase  option,  if not exercised,  shall not be thereafter  reinstated unless the delinquency is cured and the Mortgage
Loan  thereafter  again  becomes 90 days or more  delinquent or becomes an REO
Property,  in which case the option shall again become  exercisable  as of the first day of the related Fiscal Quarter.

(b) If at any time the  Company  remits to the Master  Servicer a payment  for deposit in the Master Servicer  Collection  Account covering the amount of the
Repurchase  Price for such a Mortgage  Loan,  and the Company  provides to the
Trustee a certification  signed by a Servicing Officer stating that the amount of such payment has been deposited in the Master Servicer  Collection Account, then the Trustee  shall  execute the  assignment  of such Mortgage Loan to the
Company at the  request of the Company  without  recourse,  representation  or warranty and the Company shall succeed to all of the  Trustee's  right,  title and interest in and to such  Mortgage  Loan,  and all  security and  documents relative  thereto.  Such  assignment  shall be an assignment  outright and not for  security.  The Company will  thereupon  own such  Mortgage,  and all such security and documents,  free of any further  obligation to the Trustee or the
Certificateholders with respect thereto.

                                  ARTICLE IV

                                   Accounts

Section 4.01 Protected  Accounts.  (a) The Master  Servicer  shall enforce the obligation of each  Servicer to establish and maintain a Protected  Account in accordance with the applicable  Servicing  Agreement,  with records to be kept with respect  thereto on a Mortgage  Loan by Mortgage  Loan basis,  into which accounts  shall  be  deposited  within  48  hours  (or as of such  other  time specified in the related Servicing  Agreement) of receipt,  all collections of principal  and  interest  on any  Mortgage  Loan and with  respect  to any REO
Property received by a Servicer,  including Principal  Prepayments,  Insurance
Proceeds,  Liquidation  Proceeds and  advances  made from the  Servicer's  own funds (less servicing  compensation  as permitted by the applicable  Servicing
Agreement in the case of any  Servicer)  and all other amounts to be deposited
in  the  Protected  Account.   The  Servicer  is  hereby  authorized  to  make
withdrawals  from and deposits to the related  Protected  Account for purposes required  or  permitted  by this  Agreement.  To the  extent  provided  in the related  Servicing  Agreement,  the  Protected  Account  shall  be  held  by a
Designated  Depository  Institution  and  segregated  on  the  books  of  such institution in the name of the Trustee for the benefit of Certificateholders.

(b) To the extent  provided in the  related  Servicing  Agreement,  amounts on deposit in a Protected  Account may be invested in  Permitted  Investments  in the name of the Trustee for the benefit of  Certificateholders  and, except as provided in the  preceding  paragraph,  not  commingled  with any other funds.
Such Permitted  Investments shall mature, or shall be subject to redemption or withdrawal,  no later  than the date on which such  funds are  required  to be withdrawn for deposit in the Master Servicer Collection Account,  and shall be held until  required  for such  deposit.  The  income  earned  from  Permitted
Investments  made pursuant to this  Section 4.01  shall be paid to the related
Servicer under the  applicable  Servicing  Agreement,  and the risk of loss of moneys  required to be  distributed to the  Certificateholders  resulting from such  investments  shall be borne by and be the risk of the related  Servicer.
The  related  Servicer  (to the extent  provided in the  Servicing  Agreement)
shall deposit the amount of any such loss in the Protected  Account within two
Business Days of receipt of  notification  of such loss but not later than the second  Business  Day prior to the  Distribution  Date on which the  moneys so invested are required to be distributed to the Certificateholders.

(c) To the extent provided in the related  Servicing  Agreement and subject to this  Article  IV, on or before each  Servicer  Remittance  Date,  the related
Servicer  shall  withdraw or shall cause to be  withdrawn  from its  Protected
Accounts and shall immediately  deposit or cause to be deposited in the Master
Servicer  Collection  Account amounts  representing the following  collections and  payments  (other  than with  respect to  principal  of or interest on the
Initial  Mortgage  Loans due on or before the Cut-off  Date or principal of or interest on Subsequent  Mortgage Loans due on or before the related Subsequent
Cut-off  Date)  with  respect  to  each  Loan  Group  or  Sub-Loan  Group,  as applicable:

(i) Scheduled  Payments on the Mortgage Loans received or any related  portion thereof  advanced by such Servicer  pursuant to its Servicing  Agreement which were due during or before the related Due  Period,  net of the amount  thereof comprising  its  Servicing  Fee or any fees with  respect  to any  lender-paid primary mortgage insurance policy;

(ii) Full Principal  Prepayments and any Liquidation Proceeds received by such
Servicer with respect to the Mortgage Loans in the related  Prepayment  Period
(or, in the case of  Subsequent  Recoveries,  during the related Due  Period), with  interest to the date of  prepayment  or  liquidation,  net of the amount thereof comprising its Servicing Fee;

(iii) Partial  Principal   Prepayments  received  by  such  Servicer  for  the
Mortgage Loans in the related Prepayment Period; and

(iv) Any amount to be used as a Monthly Advance.

(d) Withdrawals  may be made  from an  Account  only  to make  remittances  as provided in  Section 4.01(c),  4.02 and 4.03; to reimburse the Master Servicer or a Servicer for Monthly  Advances  which have been  recovered by  subsequent collections from the related Mortgagor;  to remove amounts deposited in error;
to remove fees,  charges or other such amounts deposited on a temporary basis;
or to clear and terminate the account at the  termination of this Agreement in accordance  with  Section 10.01.  As provided in Sections  4.01(c) and 4.02(b)
certain  amounts  otherwise  due to the  Servicers may be retained by them and need not be deposited in the Master Servicer Collection Account.

      (e)   The  Master  Servicer  shall not waive (or  permit a  Servicer  to waive) any Prepayment  Charge  unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and
other  similar  laws  relating  to  creditors'  rights  generally,   (ii)  the
enforcement  thereof is  illegal,  or any local,  state or federal  agency has threatened  legal  action if the  prepayment  penalty is  enforced,  (iii) the mortgage debt has been  accelerated in connection  with a foreclosure or other involuntary  payment  or  (iv)  such  waiver  is  standard  and  customary  in servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably foreseeable  default  and  would,  in the  reasonable  judgment  of the Master
Servicer,  maximize  recovery of total proceeds  taking into account the value of such  Prepayment  Charge and the related  Mortgage  Loan.  In no event will
the  Master   Servicer  waive  a  Prepayment   Charge  in  connection  with  a
refinancing  of a  Mortgage  Loan  that  is  not  related  to a  default  or a reasonably  foreseeable  default.  If a Prepayment Charge is waived,  but does not meet the standards  described above,  then the Master Servicer is required to pay the amount of such  waived  Prepayment  Charge,  for the benefit of the
Class R  Certificates,  by  depositing  such amount  into the Master  Servicer
Collection Account by the immediately succeeding  Distribution Account Deposit
Date.

Section 4.02 Master  Servicer  Collection  Account.  (a) The  Master  Servicer
shall  establish  and maintain in the name of the Trustee,  for the benefit of
the   Certificateholders,   the  Master  Servicer   Collection  Account  as  a
segregated trust account or accounts.  The Master Servicer  Collection Account shall be an Eligible  Account.  The Master Servicer will deposit in the Master
Servicer  Collection  Account  as  identified  by the Master  Servicer  and as received by the Master Servicer, the following amounts:

(i) Any amounts withdrawn from a Protected Account;

(ii) Any Monthly Advance and any Compensating Interest Payments;

(iii) Any Insurance  Proceeds or Net  Liquidation  Proceeds  received by or on behalf of the Master  Servicer  or which  were not  deposited  in a  Protected
Account;

(iv) The Repurchase  Price with respect to any Mortgage Loans purchased by the
Seller  pursuant to the Mortgage Loan  Purchase  Agreement or Sections 2.02 or
2.03 hereof,  any amounts which are to be treated  pursuant to Section 2.04 of this  Agreement as the payment of a Repurchase  Price in  connection  with the tender of a Substitute  Mortgage Loan by the Seller, the Repurchase Price with
respect  to  any  Mortgage  Loans   purchased  by  the  Company   pursuant  to
Section 3.21,  and all  proceeds of any  Mortgage  Loans or property  acquired with respect thereto  repurchased by the Depositor or its designee pursuant to
Section 10.01;

(v) Any  amounts   required  to  be  deposited   with  respect  to  losses  on
investments of deposits in an Account;

(vi)              Any amounts  received by the Master  Servicer in  connection with any Prepayment Charge on the Prepayment Charge Loans; and

(vii) Any other  amounts  received by or on behalf of the Master  Servicer and required to be deposited in the Master Servicer  Collection  Account  pursuant to this Agreement.

(b) All amounts deposited to the Master Servicer  Collection  Account shall be held by the  Master  Servicer  in the name of the  Trustee  in  trust  for the benefit of the  Certificateholders in accordance with the terms and provisions of  this  Agreement.  The  requirements  for  crediting  the  Master  Servicer
Collection  Account or the Distribution  Account shall be exclusive,  it being understood and agreed that,  without limiting the generality of the foregoing, payments  in the  nature  of (i)  late  payment  charges  or  assumption,  tax service, statement account or payoff, substitution,  satisfaction, release and other  like  fees and  charges  and  (ii) the  items  enumerated  in  Sections
4.05(a)(i)  through (iv) and (vi) through (xii) with respect to the Securities
Administrator  and the Master  Servicer,  need not be  credited  by the Master
Servicer or the Servicer to the  Distribution  Account or the Master  Servicer
Collection Account, as applicable.  Amounts received by the Master Servicer in connection  with  Prepayment  Charges on the Prepayment  Charge Loans shall be remitted by the Master Servicer to the Securities  Administrator and deposited by the  Securities  Administrator  into the  Class  XP  Reserve  Account  upon receipt  thereof.  In the event  that the  Master  Servicer  shall  deposit or cause to be deposited to the  Distribution  Account any amount not required to be credited thereto, the Securities  Administrator,  upon receipt of a written request therefor signed by a Servicing  Officer of the Master Servicer,  shall promptly transfer such amount to the Master Servicer,  any provision herein to the contrary notwithstanding.

(c) The amount at any time credited to the Master Servicer  Collection Account may be invested,  in the name of the Trustee, or its nominee,  for the benefit of the  Certificateholders,  in  Permitted  Investments  as directed by Master
Servicer.  All Permitted  Investments shall mature or be subject to redemption or  withdrawal  on or before,  and shall be held  until,  the next  succeeding
Distribution  Account  Deposit  Date.  Any and  all  investment  earnings  and losses on amounts on deposit in the Master  Servicer  Collection  Account  (i)
for the three  calendar  day  period  immediately  prior to each  Distribution
Account  Deposit Date shall be for the account of the Master Servicer and (ii)
for all other  dates  that  amounts  are on  deposit  in the  Master  Servicer
Collection  Account  shall be for the  account  of the  Depositor.  The Master
Servicer  from  time to  time  shall  be  permitted  to  withdraw  or  receive distribution  of any and all  investment  earnings  from the  Master  Servicer
Collection  Account on behalf of itself or at the direction of the  Depositor.
The   risk  of  loss   of   moneys   required   to  be   distributed   to  the
Certificateholders  resulting from such  investments  shall be borne by and be the risk of the Master  Servicer and the Depositor,  as  applicable,  based on the dates such loss is incurred.  The Master  Servicer or the Depositor  shall deposit the amount of any such loss in the Master Servicer  Collection Account within  two  Business  Days of receipt  of  notification  of such loss but not later than the second  Business  Day prior to the  Distribution  Date on which
the   moneys   so   invested   are   required   to  be   distributed   to  the
Certificateholders.

Section 4.03 Permitted  Withdrawals  and Transfers  from the Master  Servicer
Collection  Account.  (a)  The  Master  Servicer  will,  from  time to time on demand of a  Servicer  or the  Securities  Administrator,  make or cause to be made  such  withdrawals  or  transfers  from the  Master  Servicer  Collection
Account as the Master  Servicer has designated for such transfer or withdrawal pursuant to this  Agreement and the related  Servicing  Agreement.  The Master
Servicer  may clear and  terminate  the  Master  Servicer  Collection  Account pursuant to  Section 10.01  and remove  amounts from time to time deposited in error.

(b) On an ongoing  basis,  the Master  Servicer shall withdraw from the Master
Servicer Collection Account (i) any expenses  recoverable by the Trustee,  the
Master Servicer or the Securities  Administrator or the Custodian  pursuant to
Sections  3.03,  7.04 and 9.05 and  (ii) any  amounts  payable  to the  Master
Servicer as set forth in Section 3.14.

(c) In addition,  on or before each  Distribution  Account  Deposit Date,  the
Master  Servicer  shall deposit in the  Distribution  Account (or remit to the
Securities  Administrator  for deposit therein) any Monthly Advances  required to be made by the Master Servicer with respect to the Mortgage Loans.

(d) No later  than  3:00  p.m.  New  York  time on each  Distribution  Account
Deposit  Date,  the Master  Servicer  will  transfer  all  Available  Funds on deposit in the Master Servicer  Collection Account with respect to the related
Distribution  Date  to  the  Securities   Administrator  for  deposit  in  the
Distribution Account.

Section 4.04 Distribution  Account.  (a) The  Securities  Administrator  shall establish  and  maintain  in the name of the  Trustee,  for the benefit of the
Certificateholders,  the Distribution Account as a segregated trust account or accounts.

(b) All amounts  deposited to the  Distribution  Account  shall be held by the
Securities  Administrator  in the name of the Trustee in trust for the benefit of the  Certificateholders in accordance with the terms and provisions of this
Agreement.

(c) The  Distribution  Account  shall  constitute a trust account of the Trust
Fund segregated on the books of the Securities  Administrator  and held by the
Securities  Administrator  in trust in its  Corporate  Trust  Office,  and the
Distribution  Account and the funds deposited therein shall not be subject to, and shall be  protected  from,  all claims,  liens,  and  encumbrances  of any creditors  or  depositors  of  the  Securities  Administrator  or  the  Master
Servicer  (whether  made  directly,  or  indirectly  through a  liquidator  or receiver  of  the  Securities  Administrator  or  the  Master  Servicer).  The
Distribution  Account  shall be an  Eligible  Account.  The amount at any time credited  to the  Distribution  Account  shall be  (i) held  in cash and fully insured by the FDIC to the maximum coverage  provided thereby or (ii) invested in the name of the  Trustee,  in such  Permitted  Investments  selected by the
Depositor or deposited in demand  deposits with such  depository  institutions as selected by the Depositor,  provided that time deposits of such  depository institutions  would  be a  Permitted  Investment.  All  Permitted  Investments
shall  mature or be subject to  redemption  or  withdrawal  on or before,  and shall be held until, the next succeeding  Distribution Date if the obligor for such Permitted Investment is the Securities  Administrator or, if such obligor is any other Person,  the Business Day preceding such  Distribution  Date. All investment  earnings  on amounts on  deposit  in the  Distribution  Account or benefit  from  funds  uninvested  therein  from time to time  shall be for the account of the  Depositor.  The  Depositor  shall be  permitted to withdraw or receive  distribution of any and all investment earnings from the Distribution
Account  on each  Distribution  Date.  If  there  is any  loss on a  Permitted
Investment or demand  deposit,  the  Depositor  shall remit the amount of such
loss  to  the  Securities   Administrator  for  deposit  in  the  Distribution
Account.  With  respect to the  Distribution  Account and the funds  deposited therein,  the  Securities  Administrator  shall  take  such  action  as may be necessary  to ensure  that the  Certificateholders  shall be  entitled  to the priorities  afforded to such a trust  account (in addition to a claim  against the estate of the Trustee) as provided by 12 U.S.C.  § 92a(e),  and applicable regulations  pursuant  thereto,  if applicable,  or any applicable  comparable state statute applicable to state chartered banking corporations.

Section 4.05 Permitted  Withdrawals  and  Transfers  from  the  Distribution
Account.  (a) The Securities  Administrator  will, from time to time on demand of the  Master  Servicer,  make  or  cause  to be  made  such  withdrawals  or transfers from the Distribution  Account as the Master Servicer has designated for such transfer or withdrawal  pursuant to this  Agreement and the Servicing
Agreements  or  as  the  Securities  Administrator  deems  necessary  for  the following  purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer  Collection Account in accordance with the terms of this Agreement):

(i) to reimburse the Master  Servicer or any Servicer for any Monthly  Advance
of its  own  funds,  the  right  of  the  Master  Servicer  or a  Servicer  to
reimbursement   pursuant  to  this  subclause  (i) being  limited  to  amounts received on a particular  Mortgage  Loan  (including,  for this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation Proceeds) which represent  late payments or recoveries of the principal of or interest on such
Mortgage Loan with respect to which such Monthly Advance was made;

(ii) to reimburse the Master Servicer or any Servicer from Insurance  Proceeds or  Liquidation  Proceeds  relating to a particular  Mortgage Loan for amounts expended by the Master  Servicer or such  Servicer in good faith in connection with the  restoration of the related  Mortgaged  Property which was damaged by an Uninsured  Cause or in  connection  with the  liquidation  of such Mortgage
Loan;

(iii) to  reimburse  the  Master  Servicer  or  any  Servicer  from  Insurance
Proceeds relating to a particular  Mortgage Loan for insured expenses incurred with respect to such  Mortgage  Loan and to reimburse  the Master  Servicer or such Servicer from  Liquidation  Proceeds from a particular  Mortgage Loan for
Liquidation  Expenses  incurred with respect to such Mortgage  Loan;  provided
that  the  Master  Servicer  shall  not  be  entitled  to  reimbursement   for
Liquidation  Expenses  with  respect  to a Mortgage  Loan to the  extent  that
(i) any  amounts  with  respect  to such  Mortgage  Loan  were  paid as Excess
Liquidation  Proceeds  pursuant to clause (xi) of this Section  4.05(a) to the
Master Servicer;  and (ii) such  Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv) to  pay  the  Master  Servicer  or any  Servicer,  as  appropriate,  from
Liquidation  Proceeds or Insurance  Proceeds  received in connection  with the liquidation  of any Mortgage  Loan,  the amount  which the Master  Servicer or such  Servicer  would have been  entitled to receive under clause (ix) of this
Section  4.05(a)  as  servicing  compensation  on  account  of each  defaulted scheduled  payment  on such  Mortgage  Loan if paid in a timely  manner by the related Mortgagor;

(v) to pay the Master  Servicer or any Servicer from the Repurchase  Price for any  Mortgage  Loan,  the amount  which the Master  Servicer or such  Servicer would have been entitled to receive under clause (ix) of this Section  4.05(a)
as servicing compensation;

(vi) to  reimburse  the Master  Servicer or any Servicer for advances of funds
(other than Monthly  Advances)  made with respect to the Mortgage  Loans,  and the right to  reimbursement  pursuant to this clause being  limited to amounts received  on the related  Mortgage  Loan  (including,  for this  purpose,  the
Repurchase Price therefor,  Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(vii) to reimburse the Master Servicer or any Servicer for any  Nonrecoverable
Advance that has not been reimbursed pursuant to clauses (i) and (vi);

(viii) to pay the Master Servicer as set forth in Section 3.14;

(ix) to reimburse  the Master  Servicer for  expenses,  costs and  liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

(x) to pay to the Master Servicer, as additional servicing  compensation,  any
Excess  Liquidation  Proceeds  to the  extent  not  retained  by  the  related
Servicer;

(xi) to  reimburse  or pay any  Servicer  any such  amounts as are due thereto under the  applicable  Servicing  Agreement  and have not been  retained by or paid  to the  Servicer,  to the  extent  provided  in  the  related  Servicing
Agreement;

(xii) to reimburse the Trustee, the Securities  Administrator or the Custodian
for  expenses,  costs  and  liabilities  incurred  by  or  reimbursable  to it pursuant to this Agreement;

(xiii) to remove amounts deposited in error; and

(xiv) to  clear  and   terminate   the   Distribution   Account   pursuant  to
Section 10.01.

(b) The Master  Servicer  shall keep and maintain  separate  accounting,  on a
Mortgage  Loan  by  Mortgage  Loan  basis  and  shall  provide  a copy  to the
Securities Administrator,  for the purpose of accounting for any reimbursement from the Distribution  Account pursuant to clauses (i) through (vi) and (viii)
or with  respect to any such  amounts  which  would have been  covered by such clauses  had the  amounts not been  retained  by the Master  Servicer  without
being   deposited  in  the   Distribution   Account  under  Section   4.02(b).
Reimbursements  made pursuant to clauses (vii),  (ix),  (xi) and (xii) will be allocated between the Loan Groups or Sub-Loan Groups, as applicable,  pro rata based on the  aggregate  Stated  Principal  Balances of the Mortgage  Loans in
each Loan Group or Sub-Loan Group, as applicable.

(c) On each Distribution Date, the Securities  Administrator  shall distribute the  Interest  Funds,  Principal  Funds and  Available  Funds to the extent on deposit in the Distribution  Account for each Loan Group or Sub-Loan Group, as applicable,  to the Holders of the related  Certificates  in  accordance  with
Section 6.01.

      Section  4.06  Reserve  Fund.  (a) On or before the  Closing  Date,  the
Securities  Administrator  shall  establish a Reserve  Fund in the name of the
Trustee on behalf of the  Holders  of the Group I  Certificates.  The  Reserve
Fund must be an Eligible Account.  The Reserve Fund shall be entitled "Reserve
Fund, JPMorgan Chase Bank, National  Association as Trustee for the benefit of holders of Structured  Asset Mortgage  Investments II Inc., Bear Stearns ALT-A
Trust  2005-9,  Mortgage  Pass-Through  Certificates,   Series  2005-9,  Class
I-1A-1,  Class I-1A-2,  Class I-M-1, Class I-M-2, Class I-B-1, Class I-B-2 and
Class I-B-3". The Securities  Administrator  shall demand payment of all money
payable  by  the  Counterparty   under  the  Cap  Contracts.   The  Securities
Administrator  shall  deposit in the Reserve Fund all payments  received by it
from  the   Counterparty   pursuant  to  the  Cap  Contracts   and,  prior  to
distribution  of such  amounts  pursuant to Section  6.01.1(a),  all  payments described  under the eighth and ninth  clauses of Section  6.01.1(a).  On each
Distribution Date, the Securities  Administrator  shall remit amounts received by it  from  the  Counterparty  to the  Holders  of  the  applicable  Group  I
Certificates in the manner provided in Section 6.01.1(b).

      (b)   The Reserve Fund is an "outside  reserve  fund" within the meaning of Treasury  Regulation  '1.860G-2(h)  and shall be an asset of the Trust Fund but not an asset of any 2005-9 REMIC.  The Securities  Administrator on behalf of the Trust  shall be the  nominal  owner of the  Reserve  Fund.  For federal income tax purposes, the Class B-IO Certificateholder  shall be the beneficial
owner  of  the  Reserve  Fund,   subject  to  the  power  of  the   Securities
Administrator  to distribute  amounts  under Section  6.01.1(b) and the eighth and ninth  clauses  of Section  6.01.1(a)  and shall  report  items of income, deduction,  gain or loss arising  therefrom.  For federal income tax purposes, amounts  distributed  to  Certificateholders  pursuant to the eighth and ninth clauses of Section  6.01.1(a)  will be  treated  as first  distributed  to the
Class B-IO  Certificates and then paid from the Class B-IO  Certificateholders to the applicable holders of the Group I Certificates.  Amounts in the Reserve
Fund shall, at the written direction of the Class B-IO  Certificateholder,  be held  either  uninvested  in a trust  or  deposit  account  of the  Securities
Administrator with no liability for interest or other compensation  thereon or invested in Permitted  Investments  that mature no later than the Business Day prior to the next succeeding  Distribution  Date. To the extent that the Class
B-IO Certificateholders  have provided the Securities  Administrator with such written  direction  to invest  such funds in  Permitted  Investments,  on each
Distribution  Date  the  Securities  Administrator  shall  distribute  all net income and gain from such  Permitted  Investments  in the Reserve  Fund to the
Class  B-IO  Certificateholder,  not  as a  distribution  in  respect  of  any interest in any 2005-9 REMIC.  All amounts earned on amounts on deposit in the
Reserve Fund shall be taxable to the Class B-IO Certificateholder.  Any losses on such  Permitted  Investments  shall not in any case be a  liability  of the
Securities  Administrator but an amount equal to such losses shall be given by the Class B-IO  Certificateholder  to the Securities  Administrator out of the
Class B-IO  Certificateholders' own funds immediately as realized, for deposit by the Securities Administrator into the Reserve Fund.

      Section 4.07 Class XP Reserve  Account.  (a) The Master  Servicer  shall establish  and  maintain  with itself a separate,  segregated  trust  account, which shall be an  Eligible  Account,  titled  "Reserve  Account,  Wells Fargo
Bank, National Association,  as Master Servicer f/b/o Bear Stearns ALT-A Trust
2005-9, Mortgage Pass-Through  Certificates,  Series 2005-9, Class XP". On the
Closing  Date,  the  Depositor  shall  deposit  $100 into the Class XP Reserve
Account.  Funds on deposit in the Class XP  Reserve  Account  shall be held in trust by the  Master  Servicer  for the  holder of the Class XP  Certificates.
The Class XP Reserve Account will not represent an interest in any REMIC.

      (b)   Any amount on deposit  in the Class XP  Reserve  Account  shall be held  uninvested.  On the Business Day prior to each  Distribution  Date,  the
Securities  Administrator  shall  withdraw  the amount  then on deposit in the
Class XP  Reserve  Account  and  deposit  such  amount  into the  Distribution
Account  to be  distributed  to the  Holders of the Class XP  Certificates  in
accordance  with Section  6.01.1(c).  In  addition,  on the earlier of (x) the
Business  Day prior to the  Distribution  Date on which all the  assets of the
Trust  Fund are  repurchased  as  described  in Section  10.01(a)  and (y) the
Business Day prior to the  Distribution  Date occurring in September 2011, the
Master  Servicer  shall withdraw the amount on deposit in the Class XP Reserve
Account  deposit  such  amount  into the  Distribution  Account and remit such amount to the Securities  Administrator and provide written instruction to the
Securities  Administrator  to pay such amount to the Class XP  Certificates in accordance with Section 6.01.1(c),  and following such withdrawal the Class XP
Reserve Account shall be closed.

      Section  4.08 Cap  Reserve  Account.  (a) The  Securities  Administrator
shall  establish  and  maintain  in the name of the  Trustee  on behalf of the
Trust, for the benefit of the  Certificateholders,  the Cap Reserve Account as
a segregated trust account or accounts.

      (b)   All  amounts  deposited  to the Cap  Reserve  Account  pursuant to
Section  6.01.1(b) shall be held by the Securities  Administrator  in the name of the  Trustee on behalf of the Trust,  in trust for the benefit of the Group
I  Offered  Certificateholders  and  the  Class  I-B-3  Certificateholders  in
accordance with the terms and provisions of this Agreement.

      (c)   The Cap Reserve  Account is an "outside  reserve  fund" within the meaning  of  Treasury  Regulation  '1.860G-2(h)  and  shall be an asset of the
Trust Fund but not an asset of any 2005-1 REMIC. The Securities  Administrator on behalf of the Trust shall be the nominal owner of the Cap Reserve  Account.
The Class  B-IO  Certificateholder  shall be the  beneficial  owner of the Cap
Reserve  Account,  subject  to the power of the  Securities  Administrator  to distribute  amounts under Section  6.01.1.  Amounts in the Cap Reserve Account shall,  at the direction of the Class B-IO  Certificateholder,  be held either uninvested in a trust or deposit account of the Securities  Administrator with no  liability  for  interest  or other  compensation  thereon or  invested  in
Permitted  Investments  in the name of the  Trustee as  selected  by the Class
B-IO  Certificateholder  that mature no later than the  Business  Day prior to the next succeeding  Distribution  Date. Any losses on such investments  shall be  deposited in the Cap Reserve  Account by the Class B-IO  Certificateholder
out of its own funds immediately as realized.

      (d)   On each  Distribution  Date,  the Securities  Administrator  shall distribute  amounts on deposit in the Cap  Reserve  Account to the  Holders of the Group I Certificates in accordance with Section 6.01.1(b).

      Section 4.09      Pre-Funding Accounts and Pre-Funding Reserve Accounts.

      (a)   No later than the Closing Date,  the Paying Agent shall  establish and maintain a segregated  trust account or  sub-account  of a trust  account, which shall be titled  "Pre-Funding  Account,  JPMorgan  Chase Bank,  National
Association,  as  trustee  for the  benefit of  holders  of  Structured  Asset
Mortgage Investments II Inc., Bear Stearns ALT-A Trust,  Mortgage Pass-Through
Certificates,  Series 2005-9" (the  "Pre-Funding  Account").  The  Pre-Funding
Account shall be an Eligible Account or a sub account of an Eligible  Account.
The Paying Agent shall,  promptly  upon  receipt,  deposit in the  Pre-Funding
Account and retain therein the Pre-Funded  Amount remitted on the Closing Date to the Paying  Agent by the  Depositor.  Funds  deposited  in the  Pre-Funding
Account  shall be held in trust by the  Paying  Agent for the  Holders  of the
Certificates  related to Loan Group I,  Sub-Loan  Group II-1,  Sub-Loan  Group
II-2,  Sub-Loan  Group II-3,  Sub-Loan  Group II-4,  Sub-Loan  Group II-5, and
Sub-Loan Group II-6 for the uses and purposes set forth herein.

      (b)   The Paying  Agent will invest funds  deposited in the  Pre-Funding
Account as directed by the  Depositor  or its designee in writing in Permitted
Investments  with  a  maturity  date  (i)  no  later  than  the  Business  Day immediately  preceding  the  date on  which  such  funds  are  required  to be withdrawn  from such  account  pursuant to this  Agreement,  if a Person other than the Paying  Agent or an  Affiliate of the Paying Agent is the obligor for the Permitted  Investment,  or (ii) no later than the date on which such funds are  required  to be  withdrawn  from such  account or sub  account of a trust account  pursuant to this  Agreement,  if the Paying  Agent or an affiliate of the Paying  Agent is the  obligor  for the  Permitted  Investment  (or,  if no written  direction  is received by the Paying Agent from the  Depositor,  then funds in such  account  shall  remain  uninvested).  For  federal  income  tax purposes,  the Depositor or its designee shall be the owner of the Pre-Funding
Account and shall report all items of income,  deduction. gain or loss arising therefrom.  All income and gain realized from investment of funds deposited in the Pre-Funding  Account shall be transferred to the Interest Coverage Account at the following  times:  (i) on the Business Day  immediately  preceding each
Distribution  Date, if a Person other than the Paying Agent or an Affiliate of the Paying  Agent is the  obligor  for the  Permitted  Investment,  or on each
Distribution  Date, if the Paying Agent or an Affiliate of the Paying Agent is
the  obligor  for  the  Permitted   Investment,   (ii)  on  the  Business  Day
immediately  preceding each  Subsequent  Transfer Date, if a Person other than the Paying  Agent or an  Affiliate  of the Paying Agent is the obligor for the
Permitted  Investment,  or on each  Subsequent  Transfer  Date,  if the Paying
Agent or an  Affiliate  of the Paying  Agent is the obligor for the  Permitted
Investment  or (iii)  within one Business  Day of the Paying  Agent's  receipt thereof.  Such  transferred  funds  shall not  constitute  income and gain for purposes of Section  4.10(b)  hereof.  The  Depositor  or its  designee  shall deposit in the  Pre-Funding  Account  the amount of any net loss  incurred  in respect of any such Permitted Investment  immediately upon realization of such loss  without  any  right  of  reimbursement  therefor.  At no time  will  the
Pre-Funding Account be an asset of any REMIC created hereunder.

      (c)   Amounts on deposit in the  Pre-Funding  Account shall be withdrawn by the Paying Agent as follows:

            (i)   On any  Subsequent  Transfer  Date,  the Paying  Agent shall withdraw  from the  Pre-Funding  Account an amount  equal to 100% of the
      Stated Principal  Balances of the Subsequent  Mortgage Loans transferred and  assigned  to the  Trustee on behalf of the Trust for deposit in the related Loan Group or Sub-Loan  Group on such  Subsequent  Transfer Date and deposit such amount into the Pre-Funding Reserve Account;

            (ii)  If  the  amount  on  deposit  in  the  Pre-Funding   Account
      (exclusive  of  investment  income) has not been  reduced to zero by the close of business on the date of termination of the Pre-Funding  Period, then at the close of  business  on such  date,  the Paying  Agent  shall deposit into the Pre-Funding  Reserve  Account any amounts  remaining in
      the   Pre-Funding   Account   (exclusive  of   investment   income)  for
      distribution in accordance with Section 4.09(e)(ii);

            (iii) To withdraw  any amount not  required to be deposited in the
      Pre-Funding Account or deposited therein in error; and

            (iv)  Upon the  earliest  of (i) the  reduction  of the  Principal
      Balances of the  Certificates  to zero or (ii) the  termination  of this
      Agreement in accordance  with Section 10.01, to withdraw (and deposit in the Pre-Funding  Reserve Account) any amount remaining on deposit in the
      Pre-Funding Account for payment to the related  Certificateholders  then entitled to  distributions  in respect of principal  until the Principal
      Balance of the  Certificates has been reduced to zero, and any remaining amount to the Depositor.

      Withdrawals  pursuant to clauses (i),  (ii) and (iv) shall be treated as contributions of cash to REMIC II on the date of withdrawal.

      (d)   No later than the Closing Date,  the Paying Agent shall  establish and maintain a segregated  trust account or a sub-account  of a trust account, which  shall be titled  "Pre-Funding  Reserve  Account,  JPMorgan  Chase Bank,
National  Association  as Trustee  for the  benefit  of holders of  Structured
Asset  Mortgage  Investments  II Inc.,  Bear  Stearns  ALT-A  Trust,  Mortgage
Pass-Through   Certificates,   Series   2005-9"  (the   "Pre-Funding   Reserve
Account").  The Pre-Funding  Reserve Account shall be an Eligible Account or a sub account of an Eligible  Account.  The Paying Agent shall,  at the close of business on the day of the termination of the Pre-Funding  Period,  deposit in the Pre-Funding  Reserve Account and retain therein any funds remaining in the
Pre-Funding  Account at the close of business on such day. Funds  deposited in the  Pre-Funding  Reserve  Account  shall be held in trust by the Paying Agent for the Certificateholders for the uses and purposes set forth herein.

(e) The Paying  Agent  shall not invest  funds  deposited  in the  Pre-Funding
Reserve  Account.  The  Pre-Funding  Reserve  Account and any funds on deposit therein  shall be assets of REMIC II.  Amounts on  deposit in the  Pre-Funding
Account shall be withdrawn by the Paying Agent as follows:

(i) On any Subsequent  Transfer Date, the Paying Agent shall withdraw from the
      Pre-Funding  Reserve Account the amount  deposited  therein on such date pursuant  to Section  4.09(c)(i)  in respect  of a  Subsequent  Mortgage transferred  and  assigned  to the  Trustee  on  behalf of the Trust for deposit in the related Loan Group or Sub-Loan  Group on such  Subsequent
      Transfer  Date and pay such amount to or upon the order of the Depositor upon  satisfaction  of the  conditions  set forth in  Section  2.07 with respect to such transfer and assignment;

(ii) On  the  Distribution  Date  immediately  following  termination  of  the
      Pre-Funding   Period,   the  Paying  Agent  shall   withdraw   from  the
      Pre-Funding  Reserve  Account the  Remaining  Pre-Funded  Amount for the
      related  Loan Group or  Sub-Loan  Group  deposited  therein on such date
      pursuant  to  Section   4.09(c)(ii)  for  distribution  to  the  related
      Certificate  Groups pursuant to Section 6.01.1(a) and Section 6.01.2(a);
      and

(iii) On  each  Distribution  Date  during  the  Pre-Funding  Period  and  the
      Distribution Date immediately  following  termination of the Pre-Funding
      Period,  the Paying Agent shall  withdraw from the  Pre-Funding  Reserve
      Account the amount  deposited  therein on such date  pursuant to Section
      4.09(c) for  distribution as Interest Funds with respect to Loan Group I pursuant to Section  6.01.1(a) and Available  Funds with respect to each
      Sub-Loan Group in Loan Group II pursuant to Section 6.01.2(a).

      Section 4.10      Interest Coverage Account.

      (a)   No later than the Closing Date,  the Paying Agent shall  establish and maintain a segregated  trust account or a sub account of a trust  account, which  shall be  titled  "Interest  Coverage  Account,  JPMorgan  Chase  Bank,
National  Association  as trustee  for the  benefit  of holders of  Structured
Asset  Mortgage   Investments   Inc.,  Bear  Stearns  ALT-A  Trust,   Mortgage
Pass-Through  Certificates,  Series 2005-9" (the "Interest Coverage Account").
The Interest  Coverage  Account shall be an Eligible  Account or a sub account of an  Eligible  Account.  The Paying  Agent  shall,  promptly  upon  receipt, deposit in the  Interest  Coverage  Account and retain  therein  the  Interest
Coverage  Amount for each Loan Group or Sub-Loan Group remitted on the Closing
Date to the Paying  Agent by the  Depositor  and all income and gain  realized from  investment of funds  deposited in the  Pre-Funding  Account  pursuant to
Section  4.09(b).  Funds deposited in the Interest  Coverage  Account shall be held in trust by the Paying Agent for the  Certificateholders for the uses and purposes set forth herein.

      (b)   For federal income tax purposes,  the Depositor shall be the owner of the  Interest  Coverage  Account  and shall  report  all  items of  income, deduction,  gain or loss  arising  therefrom.  At no time  will  the  Interest
Coverage  Account be an asset of any REMIC created  hereunder.  All income and gain realized  from  investment  of funds  deposited in the Interest  Coverage
Account,  which investment shall be made solely upon the written  direction of the  Depositor,  shall be for the sole and exclusive  benefit of the Depositor and shall be remitted by the Paying  Agent to the  Depositor no later than the first  Business  Day  following  receipt of such income and gain by the Paying
Agent.  If no  written  direction  with  respect to such  investment  shall be received by the Paying  Agent from the  Depositor,  then funds in such Account
shall  remain  uninvested.   The  Depositor  shall  deposit  in  the  Interest
Coverage  Account  the amount of any net loss  incurred in respect of any such
Permitted Investment immediately upon realization of such loss.

      (c)   On each  Distribution  Date during the  Pre-Funding  Period and on the day of  termination  of the  Pre-Funding  Period,  the Paying  Agent shall withdraw  from the Interest  Coverage  Account and deposit in the  Pre-Funding
Reserve  Account  an  amount of  interest  that  accrues  during  the  related
Interest  Accrual  Period at the Weighted  Average Group Pass Through Rate for
the  related  Loan  Group or  Sub-Loan  Group on the  excess,  if any,  of the
Pre-Funded  Amount for such Loan Group or  Sub-Loan  Group over the  aggregate
Stated  Principal  Balance of Subsequent  Mortgage Loans in such Loan Group or
Sub-Loan Group that both (i) had a Due Date during the Due Period  relating to such  Distribution  Date or the  Distribution  Date  following  the end of the
Pre-Funding  Period,  as  applicable,  and (ii) had a Subsequent  Cut-off Date prior to the first day of the month in which such  Distribution  Date  occurs.
Such  withdrawal and deposit shall be treated as a contribution of cash by the
Mortgage  Loan Seller to REMIC II on the date thereof.  Immediately  following any such withdrawal and deposit,  and immediately  following the conveyance of any  Subsequent  Mortgage to the Trust on any  Subsequent  Transfer  Date, the
Paying Agent shall, at the request of the Mortgage Loan Seller,  withdraw from the Interest  Coverage  Account and remit to the  Mortgage  Loan Seller or its designee an amount  equal to the excess,  if any, of the amount  remaining  in such  Interest  Coverage  Account over the amount that would be required to be withdrawn  therefrom  (assuming  sufficient  funds  therein)  pursuant  to the second preceding  sentence on each subsequent  Distribution Date, if any, that will occur during the  Pre-Funding  Period or on the day of termination of the
Pre-Funding  Period, if no Subsequent Mortgage were acquired by the Trust Fund after the end of the Prepayment  Period  relating to the current  Distribution
Date or the Distribution Date following the end of the Pre-Funding  Period, as applicable.  On the day of termination of the Pre-Funding  Period,  the Paying
Agent  shall  withdraw  from the  Interest  Coverage  Account and remit to the
Mortgage  Loan Seller or its  designee the amount  remaining in such  Interest
Coverage  Account  after  payment  of  the  amount  required  to be  withdrawn therefrom  pursuant to the second preceding sentence on the day of termination of the Pre-Funding Period.

      (d)   Upon  the  earliest  of  (i)  the  Distribution  Date  immediately following  the  end of the  Pre-Funding  Period,  (ii)  the  reduction  of the principal  balances of the  Certificates  to zero or (iii) the  termination of this  Agreement in  accordance  with Section  10.01,  any amount  remaining on deposit in the  Interest  Coverage  Account  after  distributions  pursuant to paragraph  (c) above shall be  withdrawn  by the Paying  Agent and paid to the
Seller or its designee.

                                   ARTICLE V

                                 Certificates

Section 5.01 Certificates.   (a)  The   Depository,   the  Depositor  and  the
Securities  Administrator have entered into a Depository Agreement dated as of the  Closing  Date  (the  "Depository  Agreement").  Except  for the  Residual
Certificates,  the Private Certificates and the Individual Certificates and as
provided  in  Section  5.01(b),  the  Certificates  shall at all times  remain registered  in the name of the  Depository  or its  nominee  and at all times:
(i) registration   of  such   Certificates  may  not  be  transferred  by  the
Securities   Administrator   except  to  a   successor   to  the   Depository;
(ii) ownership  and  transfers of  registration  of such  Certificates  on the books of the Depository shall be governed by applicable  rules  established by the  Depository;  (iii) the  Depository  may collect  its usual and  customary fees,  charges  and  expenses  from  its  Depository  Participants;  (iv)  the
Securities  Administrator  shall deal with the Depository as representative of such Certificate Owners of the respective  Class of  Certificates for purposes of  exercising  the rights of  Certificateholders  under this  Agreement,  and requests  and  directions  for and votes of such  representative  shall not be deemed  to be  inconsistent  if  they  are  made  with  respect  to  different
Certificate  Owners; and (v) the Trustee and the Securities  Administrator may
rely and shall be fully  protected  in relying upon  information  furnished by the Depository with respect to its Depository Participants.

      The Residual  Certificates  and the Private  Certificates  are initially
Physical  Certificates.  If at any time the Holders of all of the Certificates of one or more such Classes  request that the Securities  Administrator  cause such Class to become Global  Certificates,  the Securities  Administrator  and
the  Depositor  will take such action as may be  reasonably  required to cause the  Depository to accept such Class or  Classes for trading if it may legally be so traded.

      All  transfers  by  Certificate  Owners of such  respective  Classes  of
Book-Entry   Certificates  and  any  Global  Certificates  shall  be  made  in accordance  with the procedures  established by the Depository  Participant or
brokerage  firm   representing  such  Certificate   Owners.   Each  Depository
Participant shall only transfer Book-Entry  Certificates of Certificate Owners it represents  or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

(b) If (i)(A) the Depositor  advises the Securities  Administrator  in writing that the  Depository  is no longer  willing or able to properly  discharge its responsibilities  as  Depository  and (B) the  Depositor is unable to locate a qualified  successor  within  30  days or  (ii) the  Depositor  at its  option advises the  Securities  Administrator  in writing that it elects to terminate the book-entry  system through the  Depository,  the Securities  Administrator shall  request  that the  Depository  notify  all  Certificate  Owners  of the occurrence  of any such event and of the  availability  of  definitive,  fully registered  Certificates  to  Certificate  Owners  requesting  the same.  Upon
surrender  to  the  Securities   Administrator  of  the  Certificates  by  the
Depository,  accompanied by registration  instructions from the Depository for
registration,   the  Securities   Administrator  shall  issue  the  definitive
Certificates.

      In  addition,  if an Event of Default has  occurred  and is  continuing, each  Certificate  Owner  materially  adversely  affected  thereby may at its option request a definitive  Certificate  evidencing such Certificate Owner's interest  in the  related  Class  of  Certificates.  In  order  to make  such request,  such Certificate  Owner shall,  subject to the rules and procedures
 of  the  Depository,   provide  the  Depository  or  the  related  Depository
 Participant  with directions for the Securities  Administrator to exchange or cause the  exchange  of the  Certificate  Owner's  interest  in such Class of
 Certificates  for an  equivalent  interest  in  fully  registered  definitive form. Upon receipt by the Securities  Administrator of instructions  from the
 Depository  directing the  Securities  Administrator  to effect such exchange
 (such   instructions   to  contain   information   regarding   the  Class  of
 Certificates  and the  Certificate  Principal  Balance being  exchanged,  the
 Depository   Participant  account  to  be  debited  with  the  decrease,  the
 registered   holder  of  and  delivery   instructions   for  the   definitive
 Certificate,  and any other information reasonably required by the Securities
 Administrator),   (i)  the  Securities   Administrator   shall  instruct  the
 Depository  to reduce the  related  Depository  Participant's  account by the aggregate Certificate Principal Balance of the definitive  Certificate,  (ii)
 the Securities  Administrator  shall execute and deliver,  in accordance with the  registration  and delivery  instructions  provided by the Depository,  a
 Definitive  Certificate  evidencing such Certificate Owner's interest in such
 Class of Certificates and (iii) the Securities  Administrator shall execute a
 new  Book-Entry   Certificate  reflecting  the  reduction  in  the  aggregate
 Certificate  Principal Balance of such Class of Certificates by the amount of the definitive Certificates.

      Neither the Depositor nor the Securities  Administrator  shall be liable for any delay in the delivery of any instructions  required  pursuant to this
 Section  5.01(b)  and may  conclusively  rely on, and shall be  protected  in relying on, such instructions.

(c) (i)  As provided herein, the REMIC  Administrator will make an election to treat the segregated pool of assets  consisting of the Group II Mortgage Loans and certain  other  related  assets  subject to this  Agreement as a REMIC for federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated  as  "REMIC I."  Component  I  of  the  Class R  Certificates  will represent  the sole Class of  "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal  income tax law. The
following  table  irrevocably  sets  forth  the  designation,   Uncertificated
Pass-Through  Rate and initial  Uncertificated  Principal  Balance for each of the  "regular  interests"  in  REMIC I  and the  designation  and  Certificate
Principal Balance of the Class R Certificates  allocable to Component I of the
Class  R  Certificates.   None  of  the  REMIC I  Regular  Interests  will  be
certificated.

Class                                      Initial
Designation for           Uncertificated Uncertificated
each REMIC I      Type of  Pass-Through   Principal     Final Maturity
Interest          Interest    Rate         Balance          Date*
----------------------------------------------------------------------
Class Y-1         Regular  Variable(1)  $    127,068.79   October 2035
Class Y-2         Regular  Variable(2)  $    230,209.79   October 2035
Class Y-3         Regular  Variable(3)  $     88,297.19   October 2035
Class Y-4         Regular  Variable(4)  $    109,432.80   October 2035
Class Y-5         Regular  Variable(5)  $     92,949.24   October 2035
Class Y-6         Regular  Variable(6)  $    209,095.20   October 2035
Class Z-1         Regular  Variable(1)  $254,010,509.21   October 2035
Class Z-2         Regular  Variable(2)  $462,445,640.21   October 2035
Class Z-3         Regular  Variable(3)  $177,372,926.09   October 2035
Class Z-4         Regular  Variable(4)  $219,828,696.20   October 2035
Class Z-5         Regular  Variable(5)  $186,716,521.76   October 2035
Class Z-6         Regular  Variable(6)  $417,981,300.80   October 2035
Component I of
the Class R
Certificates      Residual    (7)               $100   October 2035

*  The Distribution Date in the specified month,  which is the month following the month the latest maturing  Mortgage Loan in the related  Sub-Loan Group matures.  For  federal  income  tax  purposes,  for each  Class of  REMIC I
   Interests,  the "latest possible maturity date" shall be the Final Maturity
   Date.
(1)         Interest  distributed to the REMIC I Regular Interests Y-1 and Z-1 on each  Distribution Date will have accrued at the weighted average of the
   Net Rates for the  Sub-Loan  Group II-1  Mortgage  Loans on the  applicable
   Uncertificated   Principal  Balance  outstanding  immediately  before  such
   Distribution Date.
(2)  Interest  distributed  to the REMIC I  Regular  Interests  Y-2 and Z-2 on
   each  Distribution  Date will have accrued at the  weighted  average of the
   Net Rates for the  Sub-Loan  Group II-2  Mortgage  Loans on the  applicable
   Uncertificated   Principal  Balance  outstanding  immediately  before  such
   Distribution Date.
(3)         Interest  distributed to the REMIC I Regular Interests Y-3 and Z-3 on each  Distribution Date will have accrued at the weighted average of the
   Net Rates for the  Sub-Loan  Group II-3  Mortgage  Loans on the  applicable
   Uncertificated   Principal  Balance  outstanding  immediately  before  such
   Distribution Date.
(4)         Interest  distributed to the REMIC I Regular Interests Y-4 and Z-4 on each  Distribution Date will have accrued at the weighted average of the
   Net Rates for the  Sub-Loan  Group II-4  Mortgage  Loans on the  applicable
   Uncertificated   Principal  Balance  outstanding  immediately  before  such
   Distribution Date.
(5)         Interest  distributed to the REMIC I Regular Interests Y-5 and Z-5 on each  Distribution Date will have accrued at the weighted average of the
   Net Rates for the  Sub-Loan  Group II-5  Mortgage  Loans on the  applicable
   Uncertificated   Principal  Balance  outstanding  immediately  before  such
   Distribution Date.
(6)  Interest  distributed  to the REMIC I  Regular  Interests  Y-6 and Z-6 on
   each  Distribution  Date will have accrued at the  weighted  average of the
   Net Rates for the  Sub-Loan  Group II-6  Mortgage  Loans on the  applicable
   Uncertificated   Principal  Balance  outstanding  immediately  before  such
   Distribution Date.
(7)  Component I of the Class R Certificates will not bear interest.

            (ii)              As  provided  herein,  the  REMIC  Administrator
will make an election to treat the  segregated  pool of assets  consisting  of the Group I Loans and certain other related  assets  subject to this Agreement as a REMIC for  federal  income  tax  purposes,  and such  segregated  pool of assets  will  be  designated  as  "REMIC II."  Component  II  of  the  Class R
Certificates  will  represent  the  sole  Class of  "residual   interests"  in
REMIC II for purposes of the REMIC  Provisions  under federal  income tax law.
The following table  irrevocably  sets forth the  designation,  Uncertificated
Pass-Through  Rate and initial  Uncertificated  Principal  Balance for each of the  "regular  interests"  in REMIC II  and the  designation  and  Certificate
Principal  Balance of the Class R  Certificates  allocable  to Component II of the Class R  Certificates.  None of the  REMIC II  Regular  Interests  will be certificated.

Class Designation  Type    Uncertificated         Initial
for each REMIC II  of       Pass-Through      Uncertificated     Final Maturity
Interest           Interest     Rate         Principal Balance        Date*
-----------------  -------- ------------     -----------------   --------------
LT1                Regular   Variable(1)       $778,237,011.76   October 2035
LT2                Regular   Variable(1)       $     20,577.18   October 2035
LT3                Regular      0.00%          $     57,260.03   October 2035
LT4                Regular   Variable(2)       $     57,260.03   October 2035
Component II of
the Class R
Certificates       Residual      (3)                      $0     October 2035
_______________
*  The Distribution Date in the specified month,  which is the month following the month the  latest  maturing  Mortgage  Loan in the  related  Loan Group matures.  For  federal  income tax  purposes,  for each  Class of  REMIC II
   Interests,  the "latest possible maturity date" shall be the Final Maturity
   Date.
(1)          The  Class  LT1 and LT2  REMIC II  Regular  Interests  will  bear interest at a variable rate equal to the weighted  average of the Net Rates on the Group I Mortgage Loans.
(2)         Class LT4 REMIC II  Regular  Interests  will  bear  interest  at a variable  rate equal to twice the weighted  average of the Net Rates on the
   Group I Mortgage Loans
(3)  Component II of the Class R Certificates will not bear interest.

                 (iii) As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets  consisting of the REMIC I
 Regular  Interests and any proceeds thereof as a REMIC for federal income tax
 purposes,   and  such  segregated  pool  of  assets  will  be  designated  as
 "REMIC III."  Component III of the Class R  Certificates  will  represent the sole  Class of  "residual  interests"  in REMIC III for purposes of the REMIC
 Provisions  under  federal  income tax law. The following  table  irrevocably sets forth the  designation,  Uncertificated  Pass-Through  Rate and  initial
 Uncertificated  Principal  Balance  for each of the  "regular  interests"  in
 REMIC III and the designation and Certificate  Principal Balance of the Class
 R Certificates allocable to Component III of the Class R Certificates.

                                               Initial
      Class Designation                    Uncertificated
      for each REMIC III       Type of        Principal       Uncertificated
      Interest                 Interest        Balance      Pass-Through Rate
      ------------------       --------    --------------   -----------------
      II-1A-1                  Regular        $216,271,300         (1)
      II-1A-2                  Regular         $18,933,000         (1)
      II-2A-1                  Regular        $428,206,400         (2)
      II-3A-1                  Regular        $151,019,300         (3)
      II-3A-2                  Regular         $13,221,000         (3)
      II-4A-1                  Regular        $203,552,700         (4)
      II-5A-1                  Regular        $145,057,100         (5)
      II-5A-2                  Regular         $27,835,000         (5)
      II-6A-1                  Regular        $370,307,200         (6)
      II-6A-2                  Regular         $16,728,000         (6)
      II-B-1                   Regular          $6,017,200         (7)
      II-B-2                   Regular          $6,017,300         (7)
      II-B-3                   Regular          $6,876,800         (7)
      II-B-4                   Regular         $15,472,900         (7)
      II-B-5                   Regular         $11,174,800         (7)
      II-B-6                   Regular          $7,736,848         (7)
      Component  III of the    Residual                 $0         (8)
      Class R Certificates

-----------------

(1) The Class II-1A-1 REMIC III Regular  Interests and the Class II-1A-2 REMIC
   III Regular  Interests  will bear  interest at a variable rate equal to the weighted  average  of the Net Rates of the  Sub-Loan  Group  II-1  Mortgage
   Loans.

(2) The Class II-2A-1 REMIC III Regular  Interests and the Class II-2A-2 REMIC
   III Regular  Interests  will bear  interest at a variable rate equal to the weighted  average  of the Net Rates of the  Sub-Loan  Group  II-2  Mortgage
   Loans.

(3) The Class II-3A-1 REMIC III Regular  Interests and the Class II-3A-2 REMIC
   III Regular  Interests  will bear  interest at a variable rate equal to the weighted  average  of the Net Rates of the  Sub-Loan  Group  II-3  Mortgage
   Loans.

(4) The Class  II-4A-1  REMIC III Regular  Interests  will bear  interest at a variable  rate  equal  to the  weighted  average  of the Net  Rates  of the
   Sub-Loan Group II-4 Mortgage Loans.

(5) The Class II-5A-1 REMIC III Regular  Interests and the Class II-5A-2 REMIC
   III Regular  Interests  will bear  interest at a variable rate equal to the weighted  average  of the Net Rates of the  Sub-Loan  Group  II-5  Mortgage
   Loans.

(6) The Class II-6A-1 REMIC III Regular  Interests and the Class II-6A-2 REMIC
   III Regular  Interests  will bear  interest at a variable rate equal to the weighted  average  of the Net Rates of the  Sub-Loan  Group  II-6  Mortgage
   Loans.

(7) The Group II  Subordinate  REMIC III Regular  Interests will bear interest at a  variable  rate equal to the  weighted  average of the Net Rate of the
   Mortgage  Loans in each Mortgage  Loan Group  weighted in proportion to the results  of  subtracting  from  the  aggregate  principal  balance  of each
   Mortgage  Loan  Group,  the  Certificate  Principal  Balance of the related
   Classes of Senior REMIC III Regular Interests.

(8)   Component III of the Class R Certificates will not bear interest.

            (iv)  As provided  herein,  the REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the REMIC II
Regular  Interests  and the  REMIC  III  Regular  Interests  and any  proceeds thereof as a REMIC for federal income tax purposes,  and such  segregated pool of assets  will be  designated  as  "REMIC IV."  Component  IV of the  Class R
Certificates  will  represent  the  sole  Class of  "residual   interests"  in
REMIC IV for purposes of the REMIC  Provisions  under federal  income tax law.
The following table  irrevocably  sets forth the  designation,  Uncertificated
Pass-Through  Rate  (which  is also  the  Pass-Through  Rate  for the  Related
Certificates)  and initial  Uncertificated  Principal  Balance for each of the
"regular   interests"  in  REMIC IV,   and  the  designation  and  Certificate
Principal  Balance of the Class R  Certificates  allocable  to Component IV of the Class R Certificates.

                                         Initial
      Class Designation              Uncertificated
      for each REMIC IV    Type of      Principal       Uncertificated
      Interest            Interest       Balance      Pass-Through Rate
      -----------------   --------   --------------   -----------------
       I-1A-1              Regular      $625,811,000         (1)
       I-1A-2              Regular       $77,837,000         (1)
       II-1A-1             Regular      $216,271,300         (2)
       II-1A-2             Regular       $18,933,000         (2)
       II-2A-1             Regular      $428,206,400         (3)
       II-3A-1             Regular      $151,019,300         (4)
       II-3A-2             Regular       $13,221,000         (4)
       II-4A-1             Regular      $203,552,700         (5)
       II-5A-1             Regular      $145,057,100         (6)
       II-5A-2             Regular       $27,835,000         (6)
       II-6A-1             Regular      $370,307,200         (7)
       II-6A-2             Regular       $16,728,000         (7)
       II-M-1              Regular       $30,945,800         (9)
       II-M-2              Regular       $14,613,300         (9)
       II-M-3              Regular       $11,174,900         (9)
       II-M-4              Regular        $7,736,400         (9)
       II-M-5              Regular       $10,315,300         (9)
       II-B-1              Regular        $6,017,200         (9)
       II-B-2              Regular        $6,017,300         (9)
       II-B-3              Regular        $6,876,800         (9)
       II-B-4              Regular       $15,472,900         (9)
       II-B-5              Regular       $11,174,800         (9)
       II-B-6              Regular        $7,736,848         (9)
       I-M-1               Regular       $30,746,000         (9)
       I-M-2               Regular       $17,124,000         (9)
       I-B-1               Regular        $8,951,000         (10)
       I-B-2               Regular        $3,892,000         (10)
       I-B-3               Regular        $6,227,000         (10)
       XP                  Regular                $0         (11)
       B-IO-I and B-IO-P   Regular        $3,891,850         (12)
       Component IV of    Residual                $0         (13)
       the Class R
       Certificates

----------

(1)   The Class I-1A-1 REMIC IV Regular  Interests  and the Class I-1A-2 REMIC
   IV Regular  Interests  will bear  interest at a variable  rate equal to the least of (i)  One-Month  LIBOR plus the  related  Margin,  (ii)  11.50% and
   (iii) the related Net Rate Cap.

(2)   The Class  II-1A-1  REMIC IV  Regular  Interests  and the Class  II-1A-2
   REMIC IV Regular  Interests  will bear interest at a variable rate equal to the weighted  average of the Net Rates of the Sub-Loan  Group II-1 Mortgage
   Loans.

(3)   The Class  II-2A-1  REMIC IV Regular  Interests  will bear interest at a variable  rate  equal  to the  weighted  average  of the Net  Rates  of the
   Sub-Loan Group II-2 Mortgage Loans.

(4)   The Class  II-3A-1  REMIC IV  Regular  Interests  and the Class  II-3A-2
   REMIC IV Regular  Interests  will bear interest at a variable rate equal to the weighted  average of the Net Rates of the Sub-Loan  Group II-3 Mortgage
   Loans.

(5)   The Class  II-4A-1  REMIC IV Regular  Interests  will bear interest at a variable  rate  equal  to the  weighted  average  of the Net  Rates  of the
   Sub-Loan Group II-4 Mortgage Loans.

(6)   The Class  II-5A-1  REMIC IV  Regular  Interests  and the Class  II-5A-2
   REMIC IV Regular  Interests  will bear interest at a variable rate equal to the weighted  average of the Net Rates of the Sub-Loan  Group II-5 Mortgage
   Loans.

(7)   The Class  II-6A-1  REMIC IV  Regular  Interests  and the Class  II-6A-2
   REMIC IV Regular  Interests  will bear interest at a variable rate equal to the weighted  average of the Net Rates of the Sub-Loan  Group II-6 Mortgage
   Loans.

(8)   The Group II Subordinate  REMIC IV Regular  Interests will bear interest at a  variable  rate equal to the  weighted  average of the Net Rate of the
   Mortgage  Loans in each Mortgage  Loan Group  weighted in proportion to the results  of  subtracting  from  the  aggregate  principal  balance  of each
   Mortgage  Loan  Group,  the  Certificate  Principal  Balance of the related
   Classes  of Senior  Certificates.  For  federal  income tax  purposes,  the interest  rate on the Group II  Subordinate  REMIC IV Regular  Interests is
   equal to the interest rate on REMIC III Regular  Interest  bearing the same alphanumeric class designation.

(9)   The Class I-M-1 REMIC IV Regular  Interests and the Class I-M-2 REMIC IV
   Regular  Interests  will bear  interest at a rate equal to the least of (i)
   One-Month LIBOR plus the related Margin,  (ii) 11.50% and (iii) the related
   Net Rate Cap.

(10)  The Class  I-B-1  REMIC IV Regular  Interests,  the Class I-B-2 REMIC IV
   Regular  Interests and the Class I-B-3 REMIC IV Regular Interests will bear interest  at a rate  equal to the  least of (i)  One-Month  LIBOR  plus the related Margin, (ii) 11.50% and (iii) the related Net Rate Cap.

(11)  The  Class XP  Certificates  will not bear any  interest.  The  Class XP
   Certificates will be entitled to receive  Prepayment Charges collected with respect to the  Prepayment  Charge Loans.  The Class XP  Certificates  will not  represent  an interest in any REMIC,  they will  instead  represent an interest  in the Trust  constituted  by this  Agreement  that is a strip of
   Prepayment Charges associated with the Prepayment Charge Loans.

(12)  The Class  B-IO  Certificates  will bear  interest  at a per annum  rate equal to the Class B-IO Pass-Through  Rate on its Notional Amount.  Amounts
   paid,  or deemed paid,  to the Class B-IO  Certificates  shall be deemed to first be paid to the  REMIC IV  Regular  Interest  B-IO-I in  reduction  of accrued and unpaid interest  thereon until such accrued and unpaid interest shall have been  reduced to zero and shall then be deemed paid to the REMIC
   IV Regular Interest B-IO-P in reduction of the principal balance thereof.

(13)  Component IV of the Class R Certificates will not bear interest.

            (v)   As provided  herein,  the REMIC  Administrator  will make an election  to  treat  the  segregated  pool of  assets  consisting  of REMIC IV
Regular  Interests  B-IO-I and B-IO-P and any proceeds  thereof as a REMIC for federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated as "REMIC V."  The Class R-X  Certificates  will represent the sole
Class of "residual  interests" in REMIC V for purposes of the REMIC Provisions under federal income tax law. The following table  irrevocably  sets forth the designation,  Uncertificated  Pass-Through  Rate  and  initial  Uncertificated
Principal  Balance  for the  single  "regular  interest"  in  REMIC V  and the designation and Certificate Principal Balance of the Class R-X Certificates.

                                         Initial
      Class Designation              Uncertificated
      for each REMIC V     Type of      Principal       Uncertificated
      Interest            Interest       Balance      Pass-Through Rate
      ----------------    --------    --------------  -----------------
       B-IO                Regular        $3,891,850         (1)
       Class R-X          Residual                           (2)
       Certificates                               $0

(1)   The Class  B-IO  Certificates  will bear  interest  at a per annum  rate equal to the Class  B-IO  Pass-Through  Rate on its  Notional  Amount.  The
   REMIC V  Regular  Interest  will  not have an  Uncertificated  Pass-Through
   Rate,  but will be entitled to 100% of all  amounts  distributed  or deemed distributed on the REMIC IV Regular Interests B-IO-I and B-IO-P.

(2)  The Class R-X Certificates will not bear interest.

(d) Solely  for  purposes  of   Section 1.860G-1(a)(4)(iii) of   the  Treasury
regulations,  the Distribution  Date  immediately  following the maturity date for the  Mortgage  Loan with the  latest  maturity  date in the Trust Fund has been  designated  as the  "latest  possible  maturity  date"  for the  REMIC I
Regular Interests,  REMIC II Regular  Interests,  REMIC III Regular Interests,
REMIC IV Regular Interests, REMIC V Regular Interest and the Certificates.

(e) With respect to each Distribution  Date, each Class of Certificates  shall accrue interest during the related  Interest  Accrual Period.  With respect to each  Distribution  Date and each such Class of  Certificates  (other than the
Residual  Certificates  or the Class  B-IO  Certificates),  interest  shall be calculated,  on the  basis of a  360-day  year and the  actual  number of days elapsed in the related  Interest  Accrual  Period,  based upon the  respective
Pass-Through  Rate  set  forth,  or  determined  as  provided,  above  and the
Certificate  Principal  Balance of such Class applicable to such  Distribution
Date. With respect to each Distribution Date and the Class B-IO  Certificates, interest  shall be  calculated,  on the basis of a 360-day year  consisting of twelve  30-day  months,  based  upon  the  Pass-Through  Rate  set  forth,  or
determined  as  provided,   above  and  the  Notional  Amount  of  such  Class
applicable to such Distribution Date.

(f) The  Certificates  shall  be  substantially  in the  forms  set  forth  in
Exhibits  A-1,  A-2,  A-3,  A-4,  A-5-1,  A-5-2,  A-6, A-7, A-8, A-9, A-10 and
A-11.  On  original  issuance,   the  Securities   Administrator  shall  sign,
countersign  and  shall  deliver  them  at the  direction  of  the  Depositor.
Pending  the  preparation  of  definitive   Certificates  of  any  Class,  the
Securities  Administrator may sign and countersign temporary Certificates that are printed,  lithographed or  typewritten,  in authorized  denominations  for
Certificates  of such  Class,  substantially  of the  tenor of the  definitive
Certificates  in lieu of which  they are  issued  and  with  such  appropriate insertions,  omissions,  substitutions and other variations as the officers or
authorized   signatories   executing  such  Certificates  may  determine,   as
evidenced by their execution of such Certificates.  If temporary  Certificates are issued,  the Depositor will cause  definitive  Certificates to be prepared
without    unreasonable   delay.   After   the   preparation   of   definitive
Certificates,  the temporary Certificates shall be exchangeable for definitive
Certificates  upon  surrender of the temporary  Certificates  at the office of the Securities  Administrator,  without  charge to the Holder.  Upon surrender for  cancellation  of any one or more temporary  Certificates,  the Securities
Administrator  shall sign and countersign  and deliver in exchange  therefor a like aggregate  principal amount, in authorized  denominations for such Class, of  definitive  Certificates  of the  same  Class.  Until so  exchanged,  such temporary  Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

(g) Each  Class of  Book-Entry  Certificates  will be  registered  as a single
Certificate  of such  Class held  by a nominee  of the  Depository  or the DTC
Custodian,  and  beneficial  interests  will be held by investors  through the book-entry  facilities of the  Depository in minimum  denominations  of (i) in the case of the Senior  Certificates,  $100,000 and in each case increments of
$1.00 in excess  thereof,  and  (ii) in  the case of the  Offered  Subordinate
Certificates,  $100,000 and increments of $1.00 in excess thereof, except that one  Certificate  of each such  Class may  be issued in a different  amount so that the sum of the  denominations  of all  outstanding  Certificates  of such
Class shall  equal the  Certificate  Principal  Balance of such  Class on  the
Closing  Date.  On  the  Closing  Date,  the  Securities  Administrator  shall execute and countersign  Physical  Certificates all in an aggregate  principal amount that shall equal the  Certificate  Principal  Balance of such  Class on the Closing Date. The Group II Non-offered  Subordinate  Certificates shall be issued in certificated  fully-registered  form in minimum dollar denominations of $100,000 and integral  multiples  of $1.00 in excess  thereof,  except that one Group II Non-offered  Subordinate  Certificate of each Class may be issued in a different amount so that the sum of the  denominations of all outstanding
Private  Certificates  of such  Class shall  equal the  Certificate  Principal
Balance of such  Class on the Closing  Date.  The Class R  Certificates  shall each be issued in certificated  fully-registered  form in the  denomination of
$100.  The  Class  R-X  Certificates  shall  each be  issued  in  certificated
fully-registered   form   with   no   denomination.   Each   Class of   Global
Certificates,  if any,  shall be issued in fully  registered  form in  minimum dollar  denominations  of $100,000 and  integral  multiples of $1.00 in excess thereof,  except  that one  Certificate  of each  Class may  be in a different denomination  so  that  the  sum  of  the  denominations  of  all  outstanding
Certificates of such Class shall  equal the Certificate  Principal  Balance of
such  Class on  the  Closing  Date.  On  the  Closing  Date,   the  Securities
Administrator  shall execute and countersign  (i) in the case of each Class of
Offered  Certificates,  the  Certificate in the entire  Certificate  Principal
Balance of the respective  Class and (ii) in the case of each Class of Private
Certificates,  Individual  Certificates  all in an aggregate  principal amount that shall equal the  Certificate  Principal  Balance of each such  respective
Class on the Closing Date. The  Certificates  referred to in clause (i) and if at any time  there  are to be Global  Certificates,  the  Global  Certificates
shall be  delivered  by the  Depositor  to the  Depository  or pursuant to the
Depository's  instructions,  shall be delivered by the  Depositor on behalf of the  Depository  to and  deposited  with  the DTC  Custodian.  The  Securities
Administrator  shall sign the  Certificates  by facsimile or manual  signature and  countersign  them  by  manual  signature  on  behalf  of  the  Securities
Administrator  by one or more  authorized  signatories,  each of whom shall be
Responsible  Officers  of  the  Securities   Administrator  or  its  agent.  A
Certificate  bearing the manual and facsimile  signatures of  individuals  who were the authorized  signatories of the Securities  Administrator or its agent
at  the  time  of   issuance   shall   bind  the   Securities   Administrator,
notwithstanding  that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

(h) No Certificate  shall be entitled to any benefit under this Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  the manually  executed  countersignature  of the Securities  Administrator  or its agent,  and such  countersignature  upon any  Certificate  shall be conclusive evidence, and the only evidence,  that such Certificate has been duly executed and delivered  hereunder.  All  Certificates  issued on the Closing Date shall be dated the Closing Date. All Certificates  issued  thereafter shall be dated the date of their countersignature.

(i) The Closing Date is hereby  designated as the "startup" day of each 2005-9
REMIC within the meaning of Section 860G(a)(9) of the Code.

(j) For federal  income tax purposes,  each 2005-9 REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

(k) The  Trustee  on behalf of the Trust  shall  cause  each  2005-9  REMIC to timely  elect to be treated as a REMIC  under  Section 860D  of the Code.  Any inconsistencies  or ambiguities in this Agreement or in the  administration of any Trust established  hereby shall be resolved in a manner that preserves the validity of such elections.

(l) The  following  legend  shall  be  placed  on the  Residual  Certificates, whether upon original  issuance or upon issuance of any other  Certificate  of any such Class in exchange therefor or upon transfer thereof:

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
      MADE ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO
      THE  MASTER  SERVICER  AND THE  SECURITIES  ADMINISTRATOR  THAT (1) SUCH
      TRANSFEREE  IS NOT  (A)  THE  UNITED  STATES,  ANY  STATE  OR  POLITICAL
      SUBDIVISION  THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY
      OR   INSTRUMENTALITY   OF  ANY  OF  THE   FOREGOING   (OTHER   THAN   AN
      INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE
      SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY  OF ITS BOARD OF
      DIRECTORS  IS NOT  SELECTED BY SUCH  GOVERNMENTAL  UNIT),  (B) A FOREIGN
      GOVERNMENT,   ANY   INTERNATIONAL   ORGANIZATION,   OR  ANY   AGENCY  OR
      INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER
      THAN  CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE
      CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED  BY  CHAPTER 1 OF THE CODE
      UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY SECTION 511
      OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON
      UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE
      COOPERATIVES  DESCRIBED  IN SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN
      ELECTING  LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
      PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
      BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN
      AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER
      IS  TO  IMPEDE  THE  ASSESSMENT  OR  COLLECTION  OF  TAX  AND  (3)  SUCH
      TRANSFEREE  SATISFIES  CERTAIN  ADDITIONAL  CONDITIONS  RELATING  TO THE
      FINANCIAL  CONDITION OF THE  PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE
      REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER,  SALE OR OTHER
      DISPOSITION OF THIS  CERTIFICATE TO A  DISQUALIFIED  ORGANIZATION  OR AN
      AGENT OF A DISQUALIFIED ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED
      TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT
      BE  DEEMED  TO  BE  A  CERTIFICATEHOLDER   FOR  ANY  PURPOSE  HEREUNDER,
      INCLUDING,  BUT NOT  LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
      CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
      CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
      PARAGRAPH.

Section 5.02 Registration  of Transfer and Exchange of  Certificates.  (a) The
Securities  Administrator  shall  maintain  at its  Corporate  Trust  Office a
Certificate  Register in which,  subject to such reasonable  regulations as it
may   prescribe,   the   Securities   Administrator   shall  provide  for  the
registration  of  Certificates  and of transfers and exchanges of Certificates as herein provided.

(b) Subject to Section  5.01(a) and, in the case of any Global  Certificate or
Physical  Certificate upon the satisfaction of the conditions set forth below, upon surrender for  registration  of transfer of any Certificate at any office or agency of the Securities  Administrator  maintained  for such purpose,  the
Securities  Administrator  shall sign,  countersign and shall deliver,  in the name of the designated transferee or transferees,  a new Certificate of a like
Class and aggregate  Fractional  Undivided  Interest,  but bearing a different number.

(c) By acceptance of a Private Certificate or a Residual Certificate,  whether
upon  original   issuance  or  subsequent   transfer,   each  holder  of  such
Certificate  acknowledges the restrictions on the transfer of such Certificate set forth in the  Securities  Legend and agrees that it will  transfer  such a
Certificate  only  as  provided  herein.  In  addition  to the  provisions  of
Section 5.02(h),  the following  restrictions  shall apply with respect to the transfer and registration of transfer of an Private  Certificate or a Residual
Certificate  to a transferee  that takes delivery in the form of an Individual
Certificate:

(i) The Securities  Administrator shall register the transfer of an Individual
Certificate  if the requested  transfer is being made to a transferee  who has provided  the  Securities  Administrator  with  a  Rule  144A  Certificate  or comparable evidence as to its QIB status.

(ii) The  Securities   Administrator   shall  register  the  transfer  of  any
Individual  Certificate  if (x) the  transferor  has  advised  the  Securities
Administrator  in writing  that the  Certificate  is being  transferred  to an
Institutional  Accredited  Investor along with facts  surrounding the transfer as set  forth  in  Exhibit  F-3  hereto;  and (y)  prior to the  transfer  the transferee  furnishes to the  Securities  Administrator  an Investment  Letter
(and the  Securities  Administrator  shall be fully  protected  in so  doing), provided  that,  if  based  upon  an  Opinion  of  Counsel  addressed  to  the
Securities  Administrator to the effect that the delivery of (x) and (y) above are not  sufficient  to  confirm  that the  proposed  transfer  is being  made pursuant  to an  exemption  from,  or in a  transaction  not  subject  to, the registration  requirements  of the Securities Act and other  applicable  laws, the Securities  Administrator  shall as a condition of the registration of any such transfer  require the  transferor  to furnish such other  certifications, legal opinions or other  information  prior to registering  the transfer of an
Individual Certificate as shall be set forth in such Opinion of Counsel.

(d) So long as a Global  Certificate of such Class is  outstanding and is held by or on behalf of the Depository,  transfers of beneficial  interests in such
Global  Certificate,  or transfers by holders of  Individual  Certificates  of such  Class to  transferees  that  take  delivery  in the  form of  beneficial interests  in the  Global  Certificate,  may be made only in  accordance  with
Section 5.02(h), the rules of the Depository and the following:

(i) In the case of a  beneficial  interest  in the  Global  Certificate  being transferred to an Institutional  Accredited Investor, such transferee shall be required  to  take  delivery  in the  form  of an  Individual  Certificate  or
Certificates  and the  Securities  Administrator  shall register such transfer only upon compliance with the provisions of Section 5.02(c)(ii).

(ii) In the case of a beneficial  interest in a Class of  Global  Certificates being  transferred  to a  transferee  that  takes  delivery  in the form of an
Individual  Certificate or Certificates of such Class,  except as set forth in clause (i) above,  the Securities  Administrator  shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i).

(iii) In the case of an Individual  Certificate  of a Class being  transferred to a transferee that takes delivery in the form of a beneficial  interest in a
Global Certificate of such Class, the Securities  Administrator shall register such  transfer if the  transferee  has provided the  Securities  Administrator with a Rule 144A Certificate or comparable evidence as to its QIB status.

(iv) No restrictions  shall apply with respect to the transfer or registration of transfer of a beneficial  interest in the Global  Certificate of a Class to a transferee  that takes delivery in the form of a beneficial  interest in the
Global Certificate of such Class;  provided that each such transferee shall be deemed to have made such  representations and warranties contained in the Rule
144A Certificate as are sufficient to establish that it is a QIB.

(e) Subject to Section  5.02(h),  an  exchange of a  beneficial  interest in a
Global  Certificate of a Class for an Individual  Certificate or  Certificates
of such Class,  an exchange of an Individual  Certificate or Certificates of a
Class for a beneficial  interest in the Global  Certificate  of such Class and an  exchange  of an  Individual  Certificate  or  Certificates  of a Class for
another  Individual  Certificate or  Certificates of such Class (in each case, whether or not such exchange is made in anticipation  of subsequent  transfer, and,  in the case of the Global  Certificate  of such  Class,  so long as such
Certificate is outstanding  and is held by or on behalf of the Depository) may be made only in accordance with Section  5.02(h),  the rules of the Depository and the following:

(i) A holder of a beneficial  interest in a Global  Certificate of a Class may at any time exchange such  beneficial  interest for an Individual  Certificate or Certificates of such Class.

(ii) A holder of an  Individual  Certificate  or  Certificates  of a Class may
exchange such  Certificate or  Certificates  for a beneficial  interest in the
Global  Certificate  of such Class if such holder  furnishes to the Securities
Administrator  a Rule 144A  Certificate  or comparable  evidence as to its QIB status.

(iii) A holder of an  Individual  Certificate  of a  Class may  exchange  such
Certificate   for  an  equal   aggregate   principal   amount  of   Individual
Certificates of such Class in different authorized  denominations  without any certification.

(f) (i)     Upon   acceptance  for  exchange  or  transfer  of  an  Individual
Certificate  of a Class for a beneficial  interest in a Global  Certificate of such Class as provided herein, the Securities  Administrator shall cancel such
Individual  Certificate and shall (or shall request the Depository to) endorse on  the  schedule  affixed  to  the  applicable  Global  Certificate  (or on a continuation  of such schedule  affixed to the Global  Certificate  and made a part  thereof)  or  otherwise  make in its books and  records  an  appropriate notation  evidencing  the date of such exchange or transfer and an increase in the  certificate  balance of the Global  Certificate  equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

(ii) Upon  acceptance  for exchange or transfer of a beneficial  interest in a
Global  Certificate of a Class for an Individual  Certificate of such Class as provided  herein,  the  Securities  Administrator  shall (or shall request the
Depository to) endorse on the schedule affixed to such Global  Certificate (or on a  continuation  of such schedule  affixed to such Global  Certificate  and made  a  part  thereof)  or  otherwise  make  in  its  books  and  records  an appropriate  notation  evidencing  the date of such exchange or transfer and a decrease in the certificate  balance of such Global  Certificate  equal to the
certificate  balance  of  such  Individual   Certificate  issued  in  exchange
therefor or upon transfer thereof.

(g) The  Securities  Legend  shall be  placed  on any  Individual  Certificate issued in exchange for or upon transfer of another  Individual  Certificate or of a beneficial interest in a Global Certificate.

(h) Subject to the  restrictions  on transfer  and  exchange set forth in this
Section 5.02,  the  holder  of any  Individual  Certificate  may  transfer  or exchange  the  same in whole or in part  (in an  initial  certificate  balance equal to the minimum  authorized  denomination set forth in Section 5.01(g) or any  integral  multiple  of $1.00 in  excess  thereof)  by  surrendering  such
Certificate at the Corporate Trust Office of the Securities Administrator,  or
at the office of any transfer agent,  together with an executed  instrument of assignment and transfer  satisfactory  in form and substance to the Securities
Administrator  in the case of transfer  and a written  request for exchange in the  case of  exchange.  The  holder  of a  beneficial  interest  in a  Global
Certificate may, subject to the rules and procedures of the Depository,  cause the  Depository  (or its nominee) to notify the  Securities  Administrator  in writing of a request for transfer or exchange of such beneficial  interest for an Individual  Certificate  or  Certificates.  Following a proper  request for
transfer  or  exchange,  the  Securities   Administrator  shall,  within  five
Business  Days of such  request  made at the  Corporate  Trust  Office  of the
Securities  Administrator,  sign,  countersign  and  deliver at the  Corporate
Trust Office of the Securities  Administrator,  to the transferee (in the case of  transfer)  or holder (in the case of exchange) or send by first class mail at the risk of the  transferee  (in the case of  transfer)  or holder  (in the case of exchange) to such address as the transferee or holder,  as applicable, may  request,  an  Individual  Certificate  or  Certificates,  as the case may require,  for a like  aggregate  Fractional  Undivided  Interest  and in  such
authorized   denomination   or   denominations   as  may  be  requested.   The
presentation for transfer or exchange of any Individual  Certificate shall not be  valid  unless  made  at the  Corporate  Trust  Office  of  the  Securities
Administrator  by the  registered  holder in person,  or by a duly  authorized attorney-in-fact.

(i) At the option of the  Certificateholders,  Certificates  may be  exchanged for  other  Certificates  of  authorized  denominations  of a like  Class  and aggregate  Fractional  Undivided Interest,  upon surrender of the Certificates
to  be  exchanged   at  the   Corporate   Trust   Office  of  the   Securities
Administrator;  provided,  however,  that no Certificate  may be exchanged for
new   Certificates   unless  the  original   Fractional   Undivided   Interest
represented by each such new Certificate  (i) is at least equal to the minimum authorized  denomination  or (ii) is  acceptable to the Depositor as indicated
to the Securities  Administrator in writing.  Whenever any Certificates are so
surrendered  for  exchange,  the  Securities   Administrator  shall  sign  and
countersign and the Securities  Administrator  shall deliver the  Certificates which the Certificateholder making the exchange is entitled to receive.

(j) If the Securities  Administrator so requires,  every Certificate presented or  surrendered  for  transfer or exchange  shall be duly  endorsed  by, or be accompanied by a written instrument of transfer,  with a signature  guarantee, in form  satisfactory  to the Securities  Administrator,  duly executed by the holder thereof or his or her attorney duly authorized in writing.

(k) No  service  charge  shall  be  made  for  any  transfer  or  exchange  of
Certificates,  but the Securities  Administrator  may require payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in connection with any transfer or exchange of Certificates.

(l) The Securities  Administrator  shall cancel all  Certificates  surrendered for  transfer or exchange  but shall retain such  Certificates  in  accordance with its standard  retention policy or for such further time as is required by the record retention  requirements of the Securities  Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

Section 5.03 Mutilated,   Destroyed,  Lost  or  Stolen  Certificates.  (a)  If
(i) any mutilated Certificate is surrendered to the Securities  Administrator, or the Securities  Administrator  receives evidence to its satisfaction of the destruction,  loss or theft of any Certificate, and (ii) there is delivered to the Securities  Administrator  such security or indemnity as it may require to save it harmless,  and  (iii) the  Securities  Administrator  has not received notice  that  such  Certificate  has  been  acquired  by a third  Person,  the
Securities  Administrator shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new  Certificate of like tenor and Fractional  Undivided  Interest but in each case bearing a different  number.  The  mutilated,  destroyed,  lost or stolen
Certificate   shall   thereupon  be  canceled  of  record  by  the  Securities
Administrator and shall be of no further effect and evidence no rights.

(b) Upon the  issuance of any new  Certificate  under this  Section 5.03,  the
Securities  Administrator may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other  expenses  (including  the fees and  expenses of the  Securities
Administrator)   connected   therewith.   Any  duplicate   Certificate  issued
pursuant to this  Section 5.03  shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund, as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04 Persons  Deemed   Owners.   Prior  to  due   presentation   of  a
Certificate  for  registration  of transfer,  the  Depositor,  the  Securities
Administrator  and any agent of the Depositor or the Securities  Administrator may treat the Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to
Section 6.01  and for all other  purposes  whatsoever.  Neither the Depositor, the Securities  Administrator nor any agent of the Depositor or the Securities
Administrator  shall be affected  by notice to the  contrary.  No  Certificate shall be deemed duly  presented  for a transfer  effective  on any Record Date unless the  Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

Section 5.05 Transfer  Restrictions  on Residual  Certificates.  (a)  Residual
Certificates,  or interests therein,  may not be transferred without the prior express  written  consent  of the Tax  Matters  Person and the  Seller,  which cannot be  unreasonably  withheld.  As a  prerequisite  to such  consent,  the proposed  transferee must provide the Tax Matters  Person,  the Seller and the
Securities  Administrator with an affidavit that the proposed  transferee is a
Permitted  Transferee (and an affidavit that it is a U.S. Person,  unless,  in the case of a Class R Certificate  only, the Tax Matters Person and the Seller consent to the  transfer to a person who is not a U.S.  Person) as provided in
Section 5.05(b).
(b) No  transfer,   sale  or  other  disposition  of  a  Residual  Certificate
(including a  beneficial  interest  therein) may be made unless,  prior to the transfer,  sale or other disposition of a Residual  Certificate,  the proposed transferee  (including  the initial  purchasers  thereof)  delivers to the Tax
Matters Person,  the Securities  Administrator  and the Depositor an affidavit in the form attached hereto as Exhibit E stating,  among other things, that as of the date of such transfer  (i) such  transferee  is a Permitted  Transferee and that (ii) such  transferee is not acquiring such Residual  Certificate for the account of any person who is not a Permitted  Transferee.  The Tax Matters
Person  shall not  consent to a transfer of a Residual  Certificate  if it has actual  knowledge that any statement made in the affidavit  issued pursuant to the preceding  sentence is not true.  Notwithstanding  any  transfer,  sale or other  disposition  of a  Residual  Certificate  to  any  Person  who is not a
Permitted  Transferee,  such  transfer,  sale or  other  disposition  shall be deemed to be of no legal force or effect  whatsoever and such Person shall not be deemed to be a Holder of a Residual  Certificate for any purpose hereunder, including,  but not limited to, the receipt of distributions  thereon.  If any purported  transfer  shall be in violation of the  provisions  of this Section
5.05(b),  then  the  prior  Holder  thereof  shall,  upon  discovery  that the transfer  of such  Residual  Certificate  was not in  fact  permitted  by this
Section  5.05(b),  be restored to all rights as a Holder  thereof  retroactive to the date of the purported transfer.  None of the Securities  Administrator, the Tax Matters  Person or the  Depositor  shall be under any liability to any
Person for any registration or transfer of a Residual  Certificate that is not permitted  by  this  Section  5.05(b)  or for  making  payments  due  on  such
Residual  Certificate  to the  purported  Holder  thereof  or taking any other action with  respect to such  purported  Holder under the  provisions  of this
Agreement  so long as the written  affidavit  referred  to above was  received with respect to such  transfer,  and the Tax Matters  Person,  the  Securities
Administrator and the Depositor,  as applicable,  had no knowledge that it was untrue.  The prior  Holder  shall be  entitled to recover  from any  purported
Holder of a Residual  Certificate that was in fact not a permitted  transferee under this Section  5.05(b) at the time it became a Holder all  payments  made on such  Residual  Certificate.  Each  Holder of a  Residual  Certificate,  by
acceptance thereof,  shall be deemed for all purposes to have consented to the provisions  of this Section  5.05(b) and to any  amendment  of this  Agreement deemed  necessary  (whether as a result of new  legislation  or  otherwise) by counsel  of the Tax  Matters  Person  or the  Depositor  to  ensure  that  the
Residual  Certificates  are  not  transferred  to  any  Person  who  is  not a
Permitted Transferee and that any transfer of such Residual  Certificates will not  cause the  imposition  of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

(c) The Class R-X Certificates  (including a beneficial interest therein) and, unless the Tax Matters  Person shall have  consented in writing (which consent may be withheld  in the Tax Matters  Person's  sole  discretion),  the Class R
Certificates  (including a beneficial interest therein),  may not be purchased by or transferred to any person who is not a United States Person.

(d) By accepting a Residual Certificate,  the purchaser thereof agrees to be a
Tax Matters Person if it is the Holder of the largest  percentage  interest of such  Certificate,  and appoints the  Securities  Administrator  to act as its agent with respect to all matters concerning the tax obligations of the Trust.

Section 5.06 Restrictions on  Transferability  of Certificates.  (a) No offer, sale,  transfer or other  disposition  (including  pledge) of any  Certificate shall be made by any Holder  thereof  unless  registered  under the Securities
Act, or an exemption from the registration  requirements of the Securities Act and any  applicable  state  securities or "Blue Sky" laws is available and the prospective  transferee  (other than the Depositor) of such Certificate  signs and delivers to the  Securities  Administrator  an Investment  Letter,  if the
transferee is an Institutional  Accredited Investor,  in the form set forth as
Exhibit F-l  hereto, or a Rule 144A  Certificate,  if the transferee is a QIB, in the form set forth as Exhibit F-2  hereto.  Notwithstanding  the provisions of the  immediately  preceding  sentence,  no  restrictions  shall  apply with respect to the transfer or registration  of transfer of a beneficial  interest in any  Certificate  that is a Global  Certificate  of a Class to a transferee that  takes  delivery  in the  form of a  beneficial  interest  in the  Global
Certificate of such  Class provided  that each such transferee shall be deemed to have made such  representations  and warranties  contained in the Rule 144A
Certificate  as are  sufficient to establish  that it is a QIB. In the case of a proposed  transfer of any Certificate to a transferee  other than a QIB, the
Securities  Administrator  may require an Opinion of Counsel  addressed to the
Securities   Administrator   that  such   transaction   is  exempt   from  the
registration  requirements  of the  Securities  Act.  The cost of such opinion shall not be an expense of the Securities Administrator or the Trust Fund.

(b) The Private Certificates shall each bear a Securities Legend.

Section 5.07 ERISA  Restrictions.  (a) Subject to the provisions of subsection
(b),  no  Residual  Certificates  or  Private  Certificates  may  be  acquired directly or indirectly by, or on behalf of, an employee  benefit plan or other retirement  arrangement  (a  "Plan")  that is  subject  to Title I of ERISA or
Section 4975  of the  Code,  or by a person  using  "plan  assets"  of a Plan, unless the proposed transferee provides the Securities Administrator,  with an
Opinion  of  Counsel  addressed  to the  Master  Servicer  and the  Securities
Administrator  (upon  which  they  may  rely)  that  is  satisfactory  to  the
Securities  Administrator,  which  opinion  will not be at the  expense of the
Master  Servicer or the  Securities  Administrator,  that the purchase of such
Certificates  by or on  behalf of such Plan is  permissible  under  applicable law,  will not  constitute  or result in a  nonexempt  prohibited  transaction under ERISA or  Section 4975  of the Code and will not subject the  Depositor, the Master  Servicer or the  Securities  Administrator  to any  obligation  in addition to those undertaken in the Agreement.

(b) Unless such Person has provided an Opinion of Counsel in  accordance  with
Section  5.07(a),  any Person  acquiring  an interest in a Global  Certificate which is a Private Certificate,  by acquisition of such Certificate,  shall be deemed to have  represented  to the Securities  Administrator,  and any Person
acquiring  an  interest  in a Private  Certificate  in  definitive  form shall represent  in  writing  to  the  Securities  Administrator,  that  it  is  not acquiring an interest in such  Certificate  directly or  indirectly  by, or on behalf  of, or with  "plan  assets"  of,  an  employee  benefit  plan or other
retirement   arrangement   which  is  subject  to  Title  I  of  ERISA  and/or
Section 4975 of the Code.

(c) Each  beneficial  owner  of  a  Class  I-M-1,  Class  I-M-2,  Class I-B-1,
Class I-B-2,  Class II-B-1,  Class II-B-2 or Class II-B-3  Certificate  or any
interest  therein  shall be  deemed  to have  represented,  by  virtue  of its acquisition or holding of that  certificate  or any interest  therein shall be deemed to have  represented,  by virtue of its  acquisition or holding of that certificate or interest therein,  that either (i) such Certificate is rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's,  (ii) such beneficial owner is not a Plan or investing  with "plan assets" of any Plan, or (iii) (1)
it is an  insurance  company,  (2) the source of funds used to acquire or hold
the  certificate  or  interest  therein  is  an  "insurance   company  general
account," as such term is defined in Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

(d) Neither  the Master  Servicer  nor the  Securities  Administrator  will be required to monitor,  determine or inquire as to compliance  with the transfer restrictions  with  respect  to the  Global  Certificates.  Any  attempted  or purported  transfer of any  Certificate  in  violation  of the  provisions  of
Sections  (a),  (b) or (c) above shall be void ab initio and such  Certificate shall be  considered  to have been held  continuously  by the prior  permitted
Certificateholder.  Any  transferor  of any  Certificate  in violation of such provisions,  shall  indemnify and hold harmless the  Securities  Administrator and the Master  Servicer  from and  against any and all  liabilities,  claims, costs or  expenses  incurred  by the  Securities  Administrator  or the Master
Servicer as a result of such attempted or purported  transfer.  The Securities
Administrator  shall  have  no  liability  for  transfer  of any  such  Global
Certificates in or through book-entry  facilities of any Depository or between or among  Depository  Participants or Certificate  Owners made in violation of the transfer restrictions set forth herein.

Section 5.08 Rule 144A  Information.  For so long as any Private  Certificates are  outstanding,  (1) the Seller will  provide or cause to be provided to any holder of such Private  Certificates  and any  prospective  purchaser  thereof designated  by such a holder,  upon the request of such holder or  prospective purchaser,  the  information  required  to  be  provided  to  such  holder  or prospective  purchaser by Rule  144A(d)(4)  under the Securities  Act; and (2)
the  Seller  shall  update  such  information  from  time to time in  order to prevent such  information  from becoming  false and  misleading  and will take such other actions as are  necessary to ensure that the safe harbor  exemption from the  registration  requirements  of the Securities Act under Rule 144A is and will be available  for resales of such Private  Certificates  conducted in accordance with Rule 144A.

                                   ARTICLE VI

                        Payments to Certificateholders

      Section 6.01.1    Distributions on the Group I Certificates.  (a)On each
Distribution  Date,  with  respect  to Loan  Group I, an  amount  equal to the
Interest  Funds  and  Principal  Funds  for such  Distribution  Date  shall be withdrawn by the Securities  Administrator  from the Distribution  Account and the  Pre-Funding  Reserve  Account in respect of Loan Group I to the extent of funds on deposit therein and distributed in the following order of priority:

      First, Interest Funds will be distributed, in the following manner and order of priority:

            1.    From Interest  Funds, to the Class I-1A-1  Certificates  and
      Class I-1A-2  Certificates,  the Current  Interest and then any Interest
      Carry  Forward  Amount  for each  such  Class,  pro  rata,  based on the
      Current Interest and Interest Carry Forward Amount due each such Class;

            2.    From remaining  Interest  Funds,  to the Class I-M-1,  Class
      I-M-2,   Class  I-B-1,   Class  I-B-2  and  Class  I-B-3   Certificates,
      sequentially, in that order, the Current Interest for each such Class;

            3.    Any  Excess  Spread,  to the extent  necessary  to cause the
      Overcollateralization  Amount  to  equal  to  the  Overcollateralization
      Target Amount, will be the Extra Principal  Distribution Amount and will
      be  included  as  part  of  the   Principal   Distribution   Amount  and
      distributed in accordance with second (A) and (B) below; and

            4.    Any Remaining  Excess Spread will be applied,  together with the  Overcollateralization  Release Amount,  as Excess Cashflow pursuant to clauses Third through Thirteenth below.

      On any Distribution Date, any shortfalls  resulting from the application of the Relief Act and any  Prepayment  Interest  Shortfalls  to the extent not covered by  Compensating  Interest  Payments will be allocated as set forth in the definition of Current Interest herein.

      Second, to pay as principal on the Certificates  entitled to payments of principal, in the following order of priority:

      (A)   For each  Distribution Date (i) prior to the Stepdown Date or (ii)
      on which a Trigger  Event is in  effect,  from  Principal  Funds and the
      Extra Principal Distribution Amount for such Distribution Date:

            1.    To  the  Class   I-1A-1   Certificates   and  Class   I-1A-2
      Certificates,  an amount equal to the Principal Distribution Amount will be distributed  pro rata between the Class I-1A-1  Certificates  and the
      Class  I-1A-2   Certificates,   in  accordance  with  their   respective
      Certificate Principal Balances,  until the Certificate Principal Balance of each such Class is reduced to zero;

            2.    To the Class I-M-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

            3.    To the Class I-M-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

            4.    To the Class I-B-1  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero;

            5.    To the Class I-B-2  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero; and

            6.    To the Class I-B-3  Certificates,  any  remaining  Principal
      Distribution  Amount until the Certificate  Principal Balance thereof is reduced to zero.

      (B)   For each  Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect,  from Principal Funds and the Extra
      Principal Distribution Amount for such Distribution Date:

            1.    To  the  Class   I-1A-1   Certificates   and  Class   I-1A-2
      Certificates,  from the Principal  Distribution  Amount, an amount equal to the Class I-A Principal  Distribution  Amount will be distributed pro rata  between  the  Class  I-1A-1  Certificates  and  the  Class  I-1A-2
      Certificates in accordance with their respective  Certificate  Principal
      Balances until the Certificate  Principal  Balance of each such Class is reduced to zero;

            2.    To  the  Class  I-M-1   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-M-1 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero;

            3.    To  the  Class  I-M-2   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-M-2 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero;

            4.    To  the  Class  I-B-1   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-B-1 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero;

            5.    To  the  Class  I-B-2   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-B-2 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero; and

            6.    To  the  Class  I-B-3   Certificates,   from  any  remaining
      Principal  Distribution  Amount, the Class I-B-3 Principal  Distribution
      Amount,  until the Certificate  Principal  Balance thereof is reduced to zero.

      Third,  from any remaining  Excess  Cashflow,  the following  amounts to each Class of Class I-A  Certificates,  on a pro rata basis in accordance with the  respective  amounts  owed to each  such  Class:  (a) any  Interest  Carry
Forward  Amount to the extent not paid  pursuant  to clause  First 1 above and then (b) any Unpaid  Realized  Loss  Amount,  in each case for each such Class for such Distribution Date;

      Fourth,  from any remaining  Excess Cashflow,  the following  amounts to the Class I-M-1  Certificates:  (a) any Interest Carry Forward Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such Class for such
Distribution Date;

      Fifth, from any remaining Excess Cashflow,  the following amounts to the
Class I-M-2  Certificates:  (a) any Interest Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for such  Class  for such
Distribution Date;

      Sixth, from any remaining Excess Cashflow,  the following amounts to the
Class I-B-1  Certificates:  (a) any Interest Carry Forward Amount and then (b)
any  Unpaid  Realized  Loss  Amount,  in each  case  for such  Class  for such
Distribution Date;

      Seventh,  from any remaining Excess Cashflow,  the following  amounts to the Class I-B-2  Certificates:  (a) any Interest Carry Forward Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such Class for such
Distribution Date;

      Eighth,  from any remaining  Excess Cashflow,  the following  amounts to the Class I-B-3  Certificates:  (a) any Interest Carry Forward Amount and then
(b) any  Unpaid  Realized  Loss  Amount,  in each case for such Class for such
Distribution Date;

      Ninth,  from any remaining Excess  Cashflow,  to each Class of Class I-A
Certificates,   any  Basis  Risk   Shortfall  and  any  Basis  Risk  Shortfall
Carryforward  Amount  (remaining  unpaid  after  payments  are made  under the related Cap  Contracts)  for each such Class for such  Distribution  Date, pro rata,  based on the Basis  Risk  Shortfall  and  Basis  Risk  Shortfall  Carry
Forward Amount owed to each such Class;

      Tenth,  from any remaining  Excess Cashflow,  to the Class I-M-1,  Class
I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3  Certificates,  in that order, any Basis Risk  Shortfall  and any Basis Risk  Shortfall  Carryforward  Amount
(remaining  unpaid after  payments are made under the related Cap  Contracts), in each case for such Class for such Distribution Date;

      Eleventh,  from  any  remaining  Excess  Cashflow,  to  the  Class  B-IO
Certificates, the Class B-IO Distribution Amount for such Distribution Date;

      Twelfth,   from  any  remaining  Excess  Cashflow,  to  the  Class  B-IO
Certificates, any unreimbursed Class B-IO Advanced Amounts; and

      Thirteenth, any remaining amounts to the Class R Certificates.

      All  payments  of amounts in  respect of Basis Risk  Shortfall  or Basis
Risk  Shortfall  Carryforward  Amount made pursuant to the  provisions of this paragraph (a) shall,  for federal income tax purposes,  be deemed to have been distributed  from REMIC V to the holder of the Class  B-IO  Certificates,  and then paid outside of any 2005-9 REMIC to the  recipients  thereof  pursuant to an interest rate cap contract.  By accepting  their  Certificates  the holders of the  Certificates  agree so to treat such  payments  for purposes of filing their income tax returns.

      (b)   On each  Distribution  Date,  the  related  Cap  Contract  Payment
Amount  with  respect  to  such  Payment  Date  shall  be  distributed  in the following order of priority, in each case to the extent of amounts available:

(iv) first,  to the holders of the related  Class or Classes of  Certificates, the payment of any Basis Risk  Shortfall or Basis Risk  Shortfall  Carry
      Forward Amount for such  Distribution  Date to the extent not covered by
      Excess Cashflow for such Distribution Date;

(v) second, from any remaining amounts,  the payment of an amount equal to any
      Current  Interest  and  Interest  Carry  Forward  Amount for the related
      Class or Classes of  Certificates  to the extent not covered by Interest
      Funds or Excess Cashflow on such Distribution Date;

(vi) third,  from any  remaining  amounts,  available  from the Cap  Contracts relating  to the  Class I-A  Certificates,  to the  Class  I-M-1,  Class
      I-M-2,  Class I-B-1, Class I-B-2 and Class I-B-3  Certificates,  in that order, to the extent not paid pursuant to clauses (i) or (ii) above; and

(vii) fourth, for deposit into the Cap Reserve Account, any remaining amount.

      On each  Distribution  Date,  amounts  on  deposit  in the  Cap  Reserve
Account  will be  allocated  first to the  Class I-A  Certificates,  pro rata, based on the current  Realized  Losses and any Unpaid Realized Loss Amount for
each  such  Class for such  Distribution  Date,  and then to the Class  I-M-1,
Class I-M-2,  Class I-B-1, Class I-B-2 and Class I-B-3  Certificates,  in that order,  to pay any  current  Realized  Losses  and any  Unpaid  Realized  Loss
Amount,  in each case,  for such Class and for such  Distribution  Date to the extent not covered by Excess Cashflow on such Distribution Date.

      All Cap Contract  Payment Amounts made with respect to Current  Interest and Interest  Carry Forward  Amounts will be treated,  for federal  income tax purposes,  as  reimburseable  advances  ("Class B-IO  Advances") made from the holder of the Class B-IO  Certificates.  Such Class B-IO Advances will be paid back  to  the  holder  of the  Class  B-IO  Certificate  pursuant  to  Section
6.01.1(a).

      (c)   On each Distribution Date, all amounts  transferred from the Class
XP  Reserve  Account  representing   Prepayment  Charges  in  respect  of  the
Prepayment Charge Loans received during the related  Prepayment Period will be withdrawn  from the  Distribution  Account and  distributed  by the Securities
Administrator  to the  Holders of the Class XP  Certificates  and shall not be available for distribution to the Holders of any other Class of Certificates.

      (d)   The  expenses  and fees of the Trust  shall be paid by each of the
2005-9 REMICs,  to the extent that such expenses  relate to the assets of each of such  respective  2005-9  REMICs,  and all other  expenses  and fees of the
Trust shall be paid pro rata by each of the 2005-9 REMICs.

      Section  6.01.2   Distributions  on  the  Group  II  Certificates.   (a)
Interest and principal (as  applicable) on the Group II  Certificates  of each
Certificate Group will be distributed by the Securities  Administrator monthly on each Distribution  Date,  commencing in October 2005, in an amount equal to the  Available  Funds  for  the  related  Sub-Loan  Group  on  deposit  in the
Distribution  Account and the  Pre-Funding  Reserve Account in respect of each
Sub-Loan  Group  in  Loan  Group  II  for  such  Distribution  Date.  On  each
Distribution  Date, the Available  Funds for each Sub-Loan Group in Loan Group
II on deposit in the Distribution Account shall be distributed as follows:

(A) on each  Distribution  Date,  the Available  Funds for Sub-Loan Group II-1
                  will be  distributed to the Class II-1A-1  Certificates  and the Class II-1A-2 Certificates as follows:

                        first,  to the  Class  II-1A-1  Certificates  and  the
                        Class II-1A-2  Certificates,  the Accrued  Certificate
                        Interest on such Classes for such  Distribution  Date,
                        pro rata,  based on the Accrued  Certificate  Interest
                        owed to each such Class;

                        second,  to the  Class  II-1A-1  Certificates  and the
                        Class II-1A-2  Certificates,  any Accrued  Certificate
                        Interest   thereon   remaining    undistributed   from
                        previous  Distribution  Dates,  pro rata, based on the
                        undistributed  Accrued  Certificate  Interest  owed to
                        each such Class, to the extent of remaining  Available
                        Funds for Sub-Loan Group II-1; and

                        third,  to the  Class  II-1A-1  Certificates  and  the
                        Class  II-1A-2  Certificates,   in  reduction  of  the
                        Certificate  Principal Balance of each such Class, the
                        Senior  Optimal  Principal  Amount with respect to the
                        Sub-Loan    Group   II-1    Certificates    for   such
                        Distribution  Date, pro rata, based on the Certificate
                        Principal  Balance of each such  Class,  to the extent
                        of remaining  Available Funds for Sub-Loan Group II-1,
                        until the Certificate  Principal  Balance of each such
                        Class has been reduced to zero.

(B) on each  Distribution  Date,  the Available  Funds for Sub-Loan Group II-2
                  will be  distributed  to the Class II-2A-1  Certificates  as follows:

                        first, to the Class II-2A-1 Certificates,  the Accrued
                        Certificate    Interest   on   such   Class for   such
                        Distribution Date;

                        second,   to  the  Class II-2A-1   Certificates,   any
                        Accrued   Certificate   Interest   thereon   remaining
                        undistributed  from previous  Distribution  Dates,  to
                        the extent of remaining  Available  Funds for Sub-Loan
                        Group II-2; and

                        third,   to   the   Class II-2A-1   Certificates,   in
                        reduction  of  the   Certificate   Principal   Balance
                        thereof,  the Senior  Optimal  Principal  Amount  with
                        respect to the Sub-Loan  Group II-2  Certificates  for
                        such  Distribution  Date to the  extent  of  remaining
                        Available  Funds for  Sub-Loan  Group II-2,  until the
                        Certificate  Principal  Balance of such Class has been
                        reduced to zero.

(C) on each  Distribution  Date,  the Available  Funds for Sub-Loan Group II-3
                  will be  distributed to the Class II-3A-1  Certificates  and the Class II-3A-2 Certificates as follows:

                        first,  to the  Class  II-3A-1  Certificates  and  the
                        Class II-3A-2  Certificates,  the Accrued  Certificate
                        Interest on such Classes for such  Distribution  Date,
                        pro rata,  based on the Accrued  Certificate  Interest
                        owed to each such Class;

                        second,  to the  Class  II-3A-1  Certificates  and the
                        Class II-3A-2  Certificates,  any Accrued  Certificate
                        Interest   thereon   remaining    undistributed   from
                        previous  Distribution  Dates,  pro rata, based on the
                        undistributed  Accrued  Certificate  Interest  owed to
                        each such Class, to the extent of remaining  Available
                        Funds for Sub-Loan Group II-3; and

                        third,  to the  Class  II-3A-1  Certificates  and  the
                        Class  II-3A-2  Certificates,   in  reduction  of  the
                        Certificate  Principal Balance of each such Class, the
                        Senior  Optimal  Principal  Amount with respect to the
                        Sub-Loan    Group   II-3    Certificates    for   such
                        Distribution  Date, pro rata, based on the Certificate
                        Principal  Balance of each such  Class,  to the extent
                        of remaining  Available Funds for Sub-Loan Group II-3,
                        until the Certificate  Principal  Balance of each such
                        Class has been reduced to zero.

(D) on each  Distribution  Date,  the Available  Funds for Sub-Loan Group II-4
                  will be  distributed  to the Class II-4A-1  Certificates  as follows:

                        first, to the Class II-4A-1 Certificates,  the Accrued
                        Certificate    Interest   on   such   Class for   such
                        Distribution Date;

                        second,   to  the  Class II-4A-1   Certificates,   any
                        Accrued   Certificate   Interest   thereon   remaining
                        undistributed  from previous  Distribution  Dates,  to
                        the extent of remaining  Available  Funds for Sub-Loan
                        Group II-4; and

                        third,   to   the   Class II-4A-1   Certificates,   in
                        reduction  of  the   Certificate   Principal   Balance
                        thereof,  the Senior  Optimal  Principal  Amount  with
                        respect to the Sub-Loan  Group II-4  Certificates  for
                        such  Distribution  Date to the  extent  of  remaining
                        Available  Funds for  Sub-Loan  Group II-4,  until the
                        Certificate  Principal  Balance of such Class has been
                        reduced to zero.

(E) on each  Distribution  Date,  the Available  Funds for Sub-Loan Group II-5
                  will be  distributed to the Class II-5A-1  Certificates  and the Class II-5A-2 Certificates as follows:

                        first,  to the  Class  II-5A-1  Certificates  and  the
                        Class II-5A-2  Certificates,  the Accrued  Certificate
                        Interest on such Classes for such  Distribution  Date,
                        pro rata,  based on the Accrued  Certificate  Interest
                        owed to each such Class;

                        second,  to the  Class  II-5A-1  Certificates  and the
                        Class II-5A-2  Certificates,  any Accrued  Certificate
                        Interest   thereon   remaining    undistributed   from
                        previous  Distribution  Dates,  pro rata, based on the
                        undistributed  Accrued  Certificate  Interest  owed to
                        each such Class, to the extent of remaining  Available
                        Funds for Sub-Loan Group II-5; and

                        third,  to the  Class  II-5A-1  Certificates  and  the
                        Class  II-5A-2  Certificates,   in  reduction  of  the
                        Certificate  Principal Balance of each such Class, the
                        Senior  Optimal  Principal  Amount with respect to the
                        Sub-Loan    Group   II-5    Certificates    for   such
                        Distribution  Date, pro rata, based on the Certificate
                        Principal  Balance of each such  Class,  to the extent
                        of remaining  Available Funds for Sub-Loan Group II-5,
                        until the Certificate  Principal  Balance of each such
                        Class has been reduced to zero.

(F) on each  Distribution  Date,  the Available  Funds for Sub-Loan Group II-6
                  will be  distributed to the Class II-6A-1  Certificates  and the Class II-6A-2 Certificates as follows:

                        first,  to the  Class  II-6A-1  Certificates  and  the
                        Class II-6A-2  Certificates,  the Accrued  Certificate
                        Interest on such Classes for such  Distribution  Date,
                        pro rata,  based on the Accrued  Certificate  Interest
                        owed to each such Class;

                        second,  to the  Class  II-6A-1  Certificates  and the
                        Class II-6A-2  Certificates,  any Accrued  Certificate
                        Interest   thereon   remaining    undistributed   from
                        previous  Distribution  Dates,  pro rata, based on the
                        undistributed  Accrued  Certificate  Interest  owed to
                        each such Class, to the extent of remaining  Available
                        Funds for Sub-Loan Group II-6; and

                        third,  to the  Class  II-6A-1  Certificates  and  the
                        Class  II-6A-2  Certificates,   in  reduction  of  the
                        Certificate  Principal Balance of each such Class, the
                        Senior  Optimal  Principal  Amount with respect to the
                        Sub-Loan    Group   II-6    Certificates    for   such
                        Distribution  Date, pro rata, based on the Certificate
                        Principal  Balance of each such  Class,  to the extent
                        of remaining  Available Funds for Sub-Loan Group II-6,
                        until the Certificate  Principal  Balance of each such
                        Class has been reduced to zero.

                  (G)   Except as provided  in clauses  (H) and (I) below,  on
                  each  Distribution  Date on or prior to the Cross-Over Date, an amount equal to the sum of any remaining  Available Funds
                  for  all  Loan   Groups   in  Loan   Group   II  after   the
                  distributions  in  clauses  (A)  through  (F) above  will be distributed  sequentially,  in the following  order,  to the
                  Class  II-M-1,  Class II-M-2,  Class  II-M-3,  Class II-M-4,
                  Class  II-M-5,  Class II-B-1,  Class  II-B-2,  Class II-B-3,
                  Class  II-B-4,  Class II-B-5 and Class II-B-6  Certificates,
                  in each case up to an amount  equal to and in the  following order:  (a) the  Accrued  Certificate  Interest  thereon for
                  such   Distribution   Date,  (b)  any  Accrued   Certificate
                  Interest  thereon  remaining   undistributed  from  previous
                  Distribution  Dates and (c) such Class's Allocable Share for such  Distribution  Date,  in each  case,  to the  extent of remaining  Available  Funds for all Sub-Loan  Groups in Loan
                  Group II.

                  (H)         On  each   Distribution   Date   prior   to  the
                  Cross-Over  Date,  but after the  reduction of the aggregate
                  Certificate   Principal  Balance  of  the  Group  II  Senior
                  Certificates   in  any   Certificate   Group  to  zero,  the
                  remaining   Certificate  Groups  related  to  the  Group  II
                  Mortgage  Loans will be entitled to receive in  reduction of their Certificate  Principal  Balances,  pro rata based upon
                  aggregate   Certificate  Principal  Balance  of  the  Senior
                  Certificates in each Certificate  Group related to the Group
                  II Mortgage  Loans  immediately  prior to such  Distribution
                  Date,  in addition to any Principal  Prepayments  related to such  remaining  Group II  Senior  Certificates'  respective
                  Sub-Loan  Group allocated to such Senior Certificates,  100%
                  of the Principal  Prepayments  on any Group II Mortgage Loan
                  in the Sub-Loan  Group or  Sub-Loan  Groups  relating to any fully paid  Certificate  Group.  Such  amounts  allocated to
                  Group II Senior  Certificates  shall be  treated  as part of the  Available  Funds  for the  related  Sub-Loan  Group and
                  distributed   as  part  of  the   related   Senior   Optimal
                  Distribution  Amount in accordance  with  priority  third in clauses (A) through (F) above,  as applicable,  in reduction
                  of   the    Certificate    Principal    Balances    thereof.
                  Notwithstanding  the foregoing,  if (i) the weighted average of the  Subordinate  Percentages  for each Sub-Loan Group in
                  Loan Group II on such  Distribution  Date  equals or exceeds two times the initial  weighted  average of the  Subordinate
                  Percentages  for each  Sub-Loan  Group in Loan  Group II and
                  (ii) the aggregate Stated Principal  Balance of the Group II
                  Mortgage  Loans  delinquent 60 days or more  (including  for this  purpose any such  Mortgage  Loans in  foreclosure  and
                  Group II  Mortgage  Loans with  respect to which the related
                  Mortgaged   Property  has  been   acquired  by  the  Trust),
                  averaged  over the last six months,  as a percentage  of the aggregate  Certificate  Principal  Balance  of the  Group II
                  Subordinate  Certificates  does not  exceed  100%,  then the
                  additional   allocation  of  Principal  Prepayments  to  the
                  Certificates  in  accordance  with this  clause  will not be made and 100% of the Principal  Prepayments  on any Group II
                  Mortgage  Loan in the Sub-Loan  Group relating  to the fully paid Certificate Group or Certificate  Groups related to the
                  Group II Mortgage  Loans will be  allocated  to the Group II
                  Subordinate Certificates.

                  (I)   For any  Undercollateralized  Certificate Group on any
                  Distribution  Date prior to the Cross-Over Date, (i) 100% of amounts  otherwise  allocable  to the  Group II  Subordinate
                  Certificates  in respect of principal will be distributed to
                  the    Group    II    Senior     Certificates     of    such
                  Undercollateralized  Certificate  Group on a pro rata  basis in accordance with their  respective  Certificate  Principal
                  Balances in reduction of the Certificate  Principal Balances thereof,  until the aggregate  Certificate Principal Balance of such Group II Senior  Certificates  is an amount equal to the  aggregate  Stated  Principal  Balance  of the  Group II
                  Mortgage  Loans in the related  Sub-Loan  Group and (ii) the
                  Accrued  Certificate  Interest  otherwise  allocable  to the
                  Group II Subordinate  Certificates on such Distribution Date will be  reduced  and  distributed  to such  Group II Senior
                  Certificates,  to the extent of any amount due and unpaid on such  Group II Senior  Certificates,  in an amount  equal to one  month's  interest  at  a  rate  equal  to  the  related
                  Pass-Through  Rate for such Distribution Date on the related
                  Undercollateralized   Amount.  Any  such  reduction  in  the
                  Accrued  Certificate  Interest  on the Group II  Subordinate
                  Certificates  will be  allocated  in reverse  order of their
                  respective  numerical  designations,   commencing  with  the
                  Class II-B-6  Certificates.  If there  exists  more than one
                  Undercollateralized  Certificate  Group  on  a  Distribution
                  Date,  amounts  distributable  to  such  Undercollateralized
                  Certificate   Groups   pursuant   to  this  clause  will  be
                  allocated  between  such   Undercollateralized   Certificate
                  Groups,    pro   rata,    based   upon   their    respective
                  Undercollateralized Amounts.

                  (J)   If,  after  distributions  have been made  pursuant to
                  priorities  first and  second of  clauses  (A)  through  (F)
                  above on any  Distribution  Date,  the  remaining  Available
                  Funds for any  Sub-Loan  Group in Loan Group II is less than the  Senior  Optimal  Principal  Amount  for  that  Sub-Loan
                  Group,   the  Senior  Optimal   Principal  Amount  for  such
                  Sub-Loan  Group  shall be  reduced by that  amount,  and the remaining  Available  Funds for such Sub-Loan  Group will be distributed as principal among  the related Classes of Group
                  II Senior  Certificates  on a pro rata  basis in  accordance with their respective Certificate Principal Balances.

                  (K)   On  each   Distribution   Date,  any  Available  Funds
                  remaining  after  payment of interest  and  principal to the
                  Classes   of   Certificates   entitled   thereto,   will  be
                  distributed  to the Class R  Certificates;  provided that if on any  Distribution  Date there are any Available Funds for any Sub-Loan Group in Loan Group II remaining  after payment
                  of  interest  and   principal  to  a  Class or   Classes  of
                  Certificates   entitled   thereto,   such  amounts  will  be
                  distributed   to  the  other  Classes  of  Group  II  Senior
                  Certificates,   pro  rata,  based  upon  their   Certificate
                  Principal Balances,  until all amounts due to all Classes of
                  Group II Senior  Certificates have been paid in full, before any Available  Funds are distributed in accordance with this clause to the Class R Certificates.

(b) No  Accrued  Certificate  Interest  will be  payable  with  respect to any
Class of  Certificates  after the  Distribution  Date on which the Certificate
Principal Balance of such Certificate has been reduced to zero.

(c) If on any  Distribution  Date the Available  Funds for the Group II Senior
Certificates  in any  Certificate  Group is less than the Accrued  Certificate
Interest on the related Senior  Certificates for such  Distribution Date prior to reduction for Net Interest  Shortfalls and the interest portion of Realized
Losses,  the shortfall will be allocated to the holders of the Class of Senior
Certificates in such Certificate  Group on a pro rata basis in accordance with the amount of Accrued  Certificate  Interest for that Distribution Date absent such  shortfalls.  In  addition,  the amount of any interest  shortfalls  will constitute  unpaid Accrued  Certificate  Interest and will be distributable to holders of the  Certificates of the related  Classes  entitled to such amounts on subsequent  Distribution  Dates, to the extent of the applicable  Available
Funds  after  current  interest  distributions  as required  herein.  Any such amounts so carried  forward  will not bear  interest.  Shortfalls  in interest payments  will not be offset by a reduction in the servicing  compensation  of the  Master  Servicer  or  otherwise,  except  to  the  extent  of  applicable
Compensating Interest Payments.

(d) The  expenses  and fees of the Trust  shall be paid by each of the  2005-9
REMICs,  to the extent that such expenses relate to the assets of each of such respective  2005-9 REMICs,  and all other expenses and fees of the Trust shall be paid pro rata by each of the 2005-9 REMICs.

      Section 6.02.1    Allocation of Losses and Subsequent Recoveries on the
Group  I  Certificates.  (a) On or  prior  to  each  Determination  Date,  the
Master  Servicer shall determine the amount of any Realized Loss in respect of each Group I Mortgage  Loan that  occurred  during the  immediately  preceding calendar month,  based on information  provided by the related  Servicer.  Any
Realized  Losses with  respect to the Group I Mortgage  Loans shall be applied on each  Distribution  Date after the  distributions  provided  for in Section
6.01,  in  reduction  of the  Certificate  Principal  Balance  of the Class or
Classes of Group I  Certificates  to the extent  provided in the definition of
Applied Realized Loss Amount.

      (b)   In addition,  in the event that the Master  Servicer  receives any
Subsequent Recoveries from a Servicer,  the Master Servicer shall deposit such funds  into  the  Master  Servicer  Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account such  Subsequent  Recoveries,  the amount  of  a  Realized  Loss  is  reduced,  the  amount  of  such  Subsequent
Recoveries  will be applied to increase the Certificate  Principal  Balance of the  Class of  Group I  Subordinate  Certificates  with  the  highest  payment priority to which Applied  Realized Loss Amounts have been allocated,  but not by more than the amount of Applied Realized Loss Amounts previously  allocated to  that  Class  of  Group  I  Subordinate  Certificates.  The  amount  of any remaining Subsequent  Recoveries will be applied to sequentially  increase the
Certificate Principal Balance of the Group I Certificates,  beginning with the
Class of Group I Certificates  with the next highest payment  priority,  up to the amount of such Applied Realized Loss Amounts previously  allocated to such
Class or Classes of Group I Certificates.  Notwithstanding  the forgoing,  any
Subsequent  Recoveries will be allocated to the Group I Senior Certificates to the extent of any Applied  Realized  Loss Amounts  before being applied to the
Group I Subordinate  Certificates.  Holders of such Group I Certificates  will not be entitled to any  payments in respect of Current  Interest on the amount of such increases for any Interest  Accrual Period  preceding the Distribution
Date on which such increase  occurs.  Any such  increases  shall be applied to the  Certificate  Principal  Balance of each Group I Certificate of such Class in accordance with its respective Fractional Undivided Interest.

      Section 6.02.2  Allocation of Losses and  Subsequent  Recoveries on the
Group  II  Certificates.  (a) On or  prior  to each  Determination  Date,  the
Master  Servicer shall determine the amount of any Realized Loss in respect of each Group II Mortgage Loan that  occurred  during the  immediately  preceding calendar month, based on information provided by the related Servicer.

      (b)   With  respect  to any Group II  Certificates  on any  Distribution
Date, the principal  portion of each Realized Loss on a Group II Mortgage Loan in a Sub-Loan Group shall be allocated as follows:

                  first,   to  the   Class II-B-6   Certificates   until   the
      Certificate Principal Balance thereof has been reduced to zero;

            second,  to the  Class II-B-5  Certificates  until the Certificate
      Principal Balance thereof has been reduced to zero;

            third,  to the  Class II-B-4  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            fourth,  to the  Class II-B-3  Certificates  until the Certificate
      Principal Balance thereof has been reduced to zero;

            fifth,  to the  Class II-B-2  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            sixth,  to the  Class II-B-1  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;
            seventh to the  Class II-M-5  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            eighth,  to the  Class II-M-4  Certificates  until the Certificate
      Principal Balance thereof has been reduced to zero;

            ninth,  to the  Class II-M-3  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            tenth,  to the  Class II-M-2  Certificates  until the  Certificate
      Principal Balance thereof has been reduced to zero;

            eleventh,  to the Class II-M-1  Certificates until the Certificate
      Principal Balance thereof has been reduced to zero; and

            twelfth,  to the Senior  Certificates  in the related  Certificate
      Group until the Certificate  Principal Balances thereof has been reduced to zero in accordance with clause (d) below;

       (c)  Notwithstanding  the foregoing  clause (b), no such  allocation of any  Realized  Loss shall be made on a  Distribution  Date to any Class of (i)
Group II Subordinated  Certificates  to the extent that such allocation  would result in the reduction of the  aggregate  Certificate  Principal  Balances of all  Group II  Certificates  in as of such  Distribution  Date,  after  giving effect to all  distributions  and prior  allocations of Realized Losses on the
Group II Mortgage  Loans on such date,  to an amount  less than the  aggregate
Stated  Principal  Balance  of all of the  Group II  Mortgage  Loans as of the
first  day of the  month of such  Distribution  Date and (ii)  Group II Senior
Certificates in a Certificate  Group to the extent that such allocation  would result in the reduction of the  aggregate  Certificate  Principal  Balances of all the  Group II Senior  Certificates  in such  Certificate  Group as of such
Distribution  Date,  after  giving  effect  to  all  distributions  and  prior allocations  of Realized  Losses on the Group II Mortgage Loans in the related
Sub-Loan  Group in Loan  Group II on such  date,  to an  amount  less than the aggregate  Stated  Principal  Balance of all of the Group II Mortgage Loans in
such  Sub-Loan  Group as of the first  day of the  month of such  Distribution
Date  (each  such  limitation  in clause  (i) and (ii),  the "Loss  Allocation
Limitation").

      (d)   The  principal  portion  of any  Realized  Losses  allocated  to a
Class of  Certificates shall be allocated among the Certificates of such Class
in  proportion  to  their  respective   Certificate  Principal  Balances.  The
principal  portion of any allocation of Realized  Losses shall be accomplished by  reducing  the  Certificate  Principal  Balance  of the  related  Group  II
Certificates on the related  Distribution  Date. The principal  portion of any
Realized  Losses  allocated to the Sub-Loan  Group II-1  Certificates  will be allocated  first to the  Class  II-1A-2  Certificates  until  the  Certificate
Principal  Balance  thereof  has been  reduced  to zero and then to the  Class
II-1A-1 Certificates until the Certificate  Principal Balance thereof has been reduced to zero.  The principal  portion of any Realized  Losses  allocated to the Sub-Loan  Group II-3  Certificates  will be  allocated  first to the Class
II-3A-2 Certificates until the Certificate  Principal Balance thereof has been reduced  to  zero  and  then  to the  Class  II-3A-1  Certificates  until  the
Certificate  Principal Balance thereof has been reduced to zero. The principal
portion  of  any  Realized  Losses   allocated  to  the  Sub-Loan  Group  II-5
Certificates will be allocated first to the Class II-5A-2  Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero and then to the Class II-5A-1  Certificates  until the  Certificate  Principal  Balance thereof  has been  reduced to zero.  The  principal  portion  of any  Realized
Losses  allocated to the Sub-Loan  Group II-6  Certificates  will be allocated first to the  Class  II-6A-2  Certificates  until  the  Certificate  Principal
Balance  thereof  has  been  reduced  to zero and  then to the  Class  II-6A-1
Certificates until the Certificate  Principal Balance thereof has been reduced to zero. Once the aggregate  Certificate Principal Balance of the Certificates in a  Certificate  Group  been  reduced  to zero,  the  principal  portion  of
Realized  Losses on the Mortgage Loans in the related  Sub-Loan Group (if any)
that are not  allocated to the  Subordinate  Certificates  pursuant to Section
6.02.2(b) will be allocated pro rata based upon their  respective  Certificate
Principal Balances to the remaining Group II Senior  Certificates of the other
Certificate   Groups,  pro  rata  based  upon  their  respective   Certificate
Principal Balances.

(e) Realized Losses shall be allocated on the  Distribution  Date in the month following  the month in which such loss was  incurred  and, in the case of the principal portion thereof,  after giving effect to distributions  made on such
Distribution Date.

(f) On each Distribution  Date, the Securities  Administrator  shall determine the Subordinate  Certificate  Writedown  Amount.  Any Subordinate  Certificate
Writedown  Amount shall effect a  corresponding  reduction in the  Certificate
Principal  Balance  of the Class II-B  Certificates  in the  reverse  order of their numerical Class designations.

(g) The  applicable  Senior  Percentage  of Net  Interest  Shortfalls  will be allocated  among the  Group II Senior  Certificates  in the  related  Group II
Certificate Group in proportion to the amount of Accrued Certificate  Interest that would have been allocated thereto in the absence of such shortfalls.  The applicable  Subordinate Percentage of Net Interest Shortfall will be allocated among the Group II  Subordinate  Certificates  in  proportion to the amount of
Accrued  Certificate  Interest that would have been  allocated  thereto in the absence of such  shortfalls.  The interest portion of any Realized Losses with respect  to  the  Group  II  Mortgage  Loans  occurring  on or  prior  to  the
Cross-Over  Date will be allocated to the Class II-B  Certificates  in inverse order of their numerical  Class designations.  Following the Cross-Over  Date, the interest  portion of Realized  Losses on the Group II Mortgage  Loans will be  allocated  to the Group II Senior  Certificates  in the  related  Group II
Certificate  Group on a pro rata basis in  proportion to the amount of Accrued
Certificate  Interest that would have been allocated thereto in the absence of such Realized Losses.

(h)         In addition,  in the event that the Master  Servicer  receives any
Subsequent Recoveries from a Servicer,  the Master Servicer shall deposit such funds  into  the  Master  Servicer  Collection  Account  pursuant  to  Section
4.01(c)(ii).  If, after taking into account such  Subsequent  Recoveries,  the amount  of  a  Realized  Loss  is  reduced,  the  amount  of  such  Subsequent
Recoveries  will be applied to increase the Certificate  Principal  Balance of the  Class of Group  II  Subordinate  Certificates  with the  highest  payment priority to which Realized  Losses have been  allocated,  but not by more than the amount of Realized Losses  previously  allocated to that Class of Group II
Subordinate  Certificates  pursuant to this Section 6.02.2.  The amount of any remaining Subsequent  Recoveries will be applied to sequentially  increase the
Certificate  Principal  Balance  of the  Group  II  Subordinate  Certificates,
beginning  with the Class of Group II Subordinate  Certificates  with the next highest payment priority,  up to the amount of such Realized Losses previously allocated to such Class or Classes of Group II  Certificates  pursuant to this
Section  6.02.2.  Holders of such  Certificates  will not be  entitled  to any payments in respect of current  interest on the amount of such  increases  for any Interest  Accrual  Period  preceding the  Distribution  Date on which such increase  occurs.  Any such  increases  shall be  applied  to the  Certificate
Principal  Balance of each Group II  Subordinate  Certificate of such Class in accordance with its respective Fractional Undivided Interest.

      Section 6.02.3    Cross-Collateralization.      Notwithstanding      the
foregoing,  on any  Distribution  Date  on  which  the  Certificate  Principal
Balance of the Group I Subordinate  Certificates  or the Group II  Subordinate
Certificates  have been reduced to zero and a Realized  Loss that is a Special
Hazard Loss is to be allocated to the related Senior  Certificates,  such loss will be  allocated  among such Senior  Certificates  and the most  subordinate outstanding  class  of  non-related  Subordinate  Certificates  on a pro  rata basis, based on the Certificate Principal Balance thereof.

      Section 6.03        Payments.  (a)  On  each  Distribution  Date,  other
than  the  final  Distribution  Date,  the  Securities   Administrator   shall
distribute  to  each   Certificateholder  of  record  as  of  the  immediately
preceding  Record  Date  the   Certificateholder's   pro  rata  share  of  its
Class (based on the aggregate  Fractional  Undivided  Interest  represented by such Holder's  Certificates) of all amounts required to be distributed on such
Distribution   Date  to  such  Class.  The  Securities   Administrator   shall
calculate  the  amount to be  distributed  to each  Class  and,  based on such amounts,  the  Securities  Administrator  shall  determine  the  amount  to be
distributed  to  each   Certificateholder.   The  Securities   Administrator's
calculations of payments shall be based solely on information  provided to the
Securities    Administrator   by   the   Master   Servicer.   The   Securities
Administrator  shall not be required to confirm,  verify or recompute any such information but shall be entitled to rely conclusively on such information.

      (b)   Payment of the above  amounts to each  Certificateholder  shall be made (i) by check  mailed to each  Certificateholder  entitled  thereto at the address  appearing in the  Certificate  Register or  (ii) upon  receipt by the
Securities  Administrator  on or before the fifth  Business Day  preceding the
Record Date of written  instructions from a Certificateholder by wire transfer to a United  States  dollar  account  maintained  by the  payee at any  United
States depository  institution with appropriate  facilities for receiving such a wire transfer;  provided, however, that the final payment in respect of each
Class of  Certificates  will be made only upon  presentation  and surrender of such  respective  Certificates  at the  office  or  agency  of the  Securities
Administrator  specified  in the  notice to  Certificateholders  of such final payment.

      Section 6.04        Statements  to   Certificateholders.   (a)  On  each
Distribution Date,  concurrently with each distribution to Certificateholders, the  Securities  Administrator  shall make available to the parties hereto and each Certificateholder via the Securities  Administrator's internet website as set forth below, the following information,  expressed with respect to clauses
(i) through  (vii) in the  aggregate  and as a Fractional  Undivided  Interest representing an initial  Certificate  Principal  Balance of $1,000,  or in the
case of the Class B-IO Certificates, an initial Notional Amount of $1,000:

(i) the   Certificate   Principal   Balance  of  each  Class of   Certificates
immediately prior to such Distribution Date;

(ii) the amount of the distribution  allocable to principal on each applicable
Class of Certificates;

(iii) the  aggregate  amount of interest  accrued at the related  Pass-Through
Rate with respect to each Class during the related Interest Accrual Period;

(iv) the Net Interest  Shortfall and any other  adjustments to interest at the related  Pass-Through  Rate  necessary to account for any  difference  between interest  accrued and  aggregate  interest  distributed  with  respect to each
Class of Certificates;

(v) the amount of the  distribution  allocable  to interest  on each  Class of
Certificates;

(vi) the  Pass-Through  Rates for each Class of  Certificates  with respect to such Distribution Date;

(vii) the Certificate  Principal Balance of each Class of  Certificates  after such Distribution Date;

(viii) the amount of any Monthly Advances,  Compensating Interest Payments and
outstanding  unreimbursed  advances  by the Master  Servicer  or the  Servicer included in such distribution separately stated for each Loan Group;

(ix) the aggregate  amount of any Realized Losses (listed  separately for each category  of  Realized  Loss and for  each  Loan  Group)  during  the  related
Prepayment  Period and  cumulatively  since the  Cut-off  Date and  Subsequent
Cut-off  Date,  as the case may be,  and the  amount  and  source  (separately
identified)  of  any   distribution  in  respect  thereof   included  in  such
distribution;

(x) with respect to each Mortgage  Loan which  incurred a Realized Loss during the related Prepayment Period, (i) the loan number,  (ii) the Stated Principal
Balance of such  Mortgage Loan as of the Cut-off Date and  Subsequent  Cut-off
Date, as the case may be, (iii) the Stated Principal  Balance of such Mortgage
Loan for such  Distribution  Date,  (iv) the  Net  Liquidation  Proceeds  with respect to such  Mortgage  Loan and (v) the amount of the  Realized  Loss with respect to such Mortgage Loan;

(xi) with respect to each Loan Group,  the amount of Scheduled  Principal  and
Principal  Prepayments,  (including but separately  identifying  the principal amount of Principal  Prepayments,  Insurance  Proceeds,  the purchase price in connection  with the purchase of Mortgage  Loans,  cash deposits in connection with  substitutions  of Mortgage Loans and Net  Liquidation  Proceeds) and the
number and principal  balance of Mortgage Loans  purchased or substituted  for during the  relevant  period and  cumulatively  since the Cut-off  Date or the related Subsequent Cut-off Date, as the case may be;

(xii) the number of  Mortgage  Loans  (excluding  REO  Property)  in each Loan
Group remaining  in the  Trust  Fund as of the end of the  related  Prepayment
Period;

(xiii) information  for each Loan  Group and in the  aggregate  regarding  any
Mortgage Loan  delinquencies as of the end of the related  Prepayment  Period, including the aggregate number and aggregate  Outstanding Principal Balance of
Mortgage  Loans  (a)  delinquent  30 to 59 days on a  contractual  basis,  (b)
delinquent  60 to 89 days on a  contractual  basis,  and (c)  delinquent 90 or more days on a contractual  basis, in each case as of the close of business on the last Business Day of the immediately preceding month;

(xiv) for each Loan  Group,  the number of Mortgage  Loans in the  foreclosure process as of the end of the related Due Period and the aggregate  Outstanding
Principal Balance of such Mortgage Loans;

(xv) for each Loan  Group,  the number  and  aggregate  Outstanding  Principal
Balance  of all  Mortgage  Loans as to which the  Mortgaged  Property  was REO
Property as of the end of the related Due Period;

(xvi) the book value (the sum of (A) the Outstanding  Principal Balance of the
Mortgage Loan, (B) accrued  interest  through the date of foreclosure  and (C)
foreclosure  expenses) of any REO Property in each Loan Group;  provided that, in the  event  that  such  information  is  not  available  to the  Securities
Administrator  on the Distribution  Date, such information  shall be furnished promptly after it becomes available;

(xvii) the amount of Realized Losses  allocated to each Class of  Certificates since  the  prior  Distribution  Date  and  in the  aggregate  for  all  prior
Distribution Dates;

(xviii) the Average Loss Severity Percentage for each Loan Group;

(xix) the  Senior  Percentage,   Senior  Prepayment  Percentage,   Subordinate
Percentage  and  Subordinate  Prepayment  Percentage,  in each case,  for such
Distribution Date;

(xx) the Interest  Carry  Forward  Amount and any Basis Risk  Shortfall  Carry
Forward Amount for each Class of Certificates;

(xxi) the  amount  of the  distribution  made  on  such  Distribution  Date to
Holders of each Class allocable to interest and the portion  thereof,  if any, provided by the Cap Contracts;

(xxii) the amount  withdrawn from the  Pre-Funding  Account,  the  Pre-Funding
Reserve Account and the Interest  Coverage  Account and deemed to be Principal
Funds or Interest Funds on that  Distribution  Date,  the amount  remaining on deposit in the  Pre-Funding  Account  and in the  Interest  Coverage  Account,
following  such   Distribution   Date,  and  the  amount  withdrawn  from  the
Pre-Funding  Account and used to buy  Subsequent  Mortgage Loans prior to such
Distribution Date;

(xxiii) the cumulative amount of Applied Realized Loss Amounts to date; and

(xxiv) whether a Trigger Event exists.

      The information set forth above shall be calculated or reported,  as the case may be, by the  Securities  Administrator,  based  solely  on, and to the extent of, information provided to the Securities  Administrator by the Master
Servicer.   The  Securities   Administrator  may  conclusively  rely  on  such
information  and shall not be required to confirm,  verify or recalculate  any such information.

      The  Securities  Administrator  may make  available  each month,  to any
interested  party,  the  monthly  statement  to  Certificateholders   via  the
Securities  Administrator's  website initially  located at  "www.ctslink.com."
Assistance  in using the website  can be  obtained  by calling the  Securities
Administrator's  customer  service  desk at (301)  815-6600.  Parties that are unable to use the above distribution  option are entitled to have a paper copy mailed to them via first class mail by calling the Securities  Administrator's customer  service  desk and  indicating  such.  The  Securities  Administrator shall have the right to change the way such reports are  distributed  in order to make such  distribution  more  convenient  and/or  more  accessible  to the parties,  and the Securities  Administrator  shall provide timely and adequate notification to all parties regarding any such change.

      To the extent timely  received from the  Securities  Administrator,  the
Trustee  will  also  make   monthly   statements   available   each  month  to
Certificateholders   via  the  Trustee's   internet  website.   The  Trustee's
internet   website  will   initially   be  located  at   www.jpmorgan.com/sfr.
Assistance in using the Trustee's  website  service can be obtained by calling the Trustee's customer service desk at (877) 722-1095.

(b) Within  a  reasonable  period  of  time  after  the  end of the  preceding calendar year beginning in 2006, the Securities  Administrator  will furnish a report to each  Holder of the  Certificates  of record at any time  during the prior  calendar  year as to the  aggregate  of amounts  reported  pursuant  to subclauses  (a)(ii) and (a)(v)  above with respect to the  Certificates,  plus information  with  respect to the amount of  servicing  compensation  and such other customary  information as the Securities  Administrator may determine to be  necessary  and/or to be required by the Internal  Revenue  Service or by a federal  or state  law or rules or  regulations  to  enable  such  Holders  to prepare their tax returns for such calendar year.  Such  obligations  shall be deemed to have been  satisfied  to the extent  that  substantially  comparable information  shall be provided by the Securities  Administrator or the Trustee pursuant to the requirements of the Code.

      Section 6.05 Monthly  Advances.  If the Scheduled  Payment on a Mortgage
Loan that was due on a related Due Date is delinquent,  other than as a result of  application  of the Relief  Act,  and for which the related  Servicer  was required  to make an  advance  pursuant  to the  related  Servicing  Agreement exceeds the amount deposited in the Master Servicer  Collection  Account which will be used for an advance with  respect to such  Mortgage  Loan,  the Master
Servicer  will  deposit in the Master  Servicer  Collection  Account not later than the Distribution  Account Deposit Date immediately  preceding the related
Distribution  Date an amount equal to such  deficiency,  net of the  Servicing
Fee  for  such  Mortgage  Loan  except  to  the  extent  the  Master  Servicer determines  any such advance to be a  Nonrecoverable  Advance.  Subject to the foregoing,  the Master  Servicer shall continue to make such advances  through the date that the related  Servicer  is required to do so under its  Servicing
Agreement.  If the Master  Servicer  deems an  advance to be a  Nonrecoverable
Advance,  on the Distribution  Account Deposit Date, the Master Servicer shall present an Officer's  Certificate to the Trustee  (i) stating  that the Master
Servicer  elects  not  to  make a  Monthly  Advance  in a  stated  amount  and
(ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

      Section  6.06  Compensating  Interest  Payments.   The  Master  Servicer
shall deposit in the Master  Servicer  Collection  Account not later than each
Distribution  Account  Deposit  Date an amount  equal to the lesser of (i) the sum of the aggregate  amounts  required to be paid by the Servicers  under the
Servicing  Agreements with respect to subclauses (a) and (b) of the definition of  Interest  Shortfall  with  respect to the  Mortgage  Loans for the related
Distribution  Date,  and not so paid by the  related  Servicers  and  (ii) the
Master Servicer  Compensation  for such  Distribution  Date (such amount,  the
"Compensating  Interest  Payment").  The Master Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

      Section 6.07  Distributions on REMIC Regular Interests.

      (a)   On each Distribution Date, the Securities  Administrator  shall be deemed to  distribute  to the  Trustee on behalf of REMIC III as the holder of the REMIC I Regular Interests and REMIC II Regular  Interests,  those portions of the REMIC I Distribution  Amount not designated to Component I of the Class
R Certificate,  in the amounts and in accordance with the priorities set forth in the  definition of REMIC I  Distribution  Amount and those  portions of the
REMIC II  Distribution  Amount not  designated  to Component II of the Class R
Certificate,  in the amounts and in accordance  with the  priorities set forth in the definition of REMIC II Distribution Amount.

      (b)   On each Distribution Date, the Securities  Administrator  shall be deemed to  distribute  to the  Trustee  on behalf of REMIC IV as the holder of the REMIC III Regular Interests,  those portions of the REMIC III Distribution
Amount not  designated  to Component  III of the Class R  Certificate,  in the
amounts and in accordance  with the  priorities set forth in the definition of
REMIC III Distribution Amount.

       (c)  On each Distribution Date, the Securities  Administrator  shall be deemed to distribute the REMIC IV  Distribution  Amount to: (i) the holders of the Certificates (other than the Class B-IO  Certificates),  as the holders of the REMIC IV  Interests  (other  than  REMIC IV Regular  Interests  B-IO-I and
B-IO-P)  and (ii)  itself  on  behalf  of REMIC V, as the  holder  of REMIC IV
Regular  Interests  B-IO-I and B-IO-P,  in the amounts and in accordance  with the priorities set forth in the definition of REMIC IV Distribution Amount.

      (d)   On each Distribution Date, the Securities  Administrator  shall be deemed to  distribute  to the  holder of the Class B-IO  Certificates,  as the holder of REMIC V Regular  Interest,  the amounts set forth in the  definition of REMIC V Distribution Amount.

(e) Notwithstanding  the deemed  distributions on the REMIC Regular  Interests described in this Section 6.07,  distributions  of funds from the Distribution
Account shall be made only in accordance with Sections 6.01.1 and 6.01.2.

                                 ARTICLE VII

                             The Master Servicer

Section 7.01 Liabilities  of the Master  Servicer.  The Master  Servicer shall be  liable  in  accordance  herewith  only to the  extent  of the  obligations specifically imposed upon and undertaken by it herein.

Section 7.02 Merger or Consolidation of the Master Servicer.

(a) The Master  Servicer  will keep in full  force and  effect its  existence, rights  and  franchises  as a  corporation  under the laws of the state of its incorporation,  and will obtain and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in which such  qualification is or shall be  necessary  to protect the  validity  and  enforceability  of this
Agreement,  the  Certificates  or any of the Mortgage Loans and to perform its duties under this Agreement.

(b) Any Person into which the Master  Servicer may be merged or  consolidated, or any  corporation  resulting from any merger or  consolidation  to which the
Master Servicer shall be a party, or any Person  succeeding to the business of the Master Servicer,  shall be the successor of the Master Servicer hereunder, without  the  execution  or filing of any paper or further  act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.03 Indemnification  of the  Trustee,  the Master  Servicer  and the
Securities  Administrator.  (a) The Master  Servicer  agrees to indemnify  the
Indemnified  Persons  for,  and to  hold  them  harmless  against,  any  loss, liability or expense  (including  reasonable  legal fees and  disbursements of counsel)  incurred on their part that may be  sustained  in  connection  with, arising  out of, or  relating  to, any claim or legal  action  (including  any pending or threatened claim or legal action)  relating to this Agreement,  the
Servicing  Agreements,  the Assignment  Agreements or the  Certificates or the
powers of attorney  delivered  by the  Trustee  hereunder  (i) related  to the
Master  Servicer's  failure to  perform  its  duties in  compliance  with this
Agreement  (except as any such loss,  liability or expense  shall be otherwise reimbursable  pursuant to this  Agreement) or  (ii) incurred  by reason of the
Master Servicer's  willful  misfeasance,  bad faith or gross negligence in the performance  of  duties  hereunder  or by  reason  of  reckless  disregard  of obligations and duties  hereunder,  provided,  in each case, that with respect to any such claim or legal  action (or  pending or  threatened  claim or legal action),  the Trustee  shall have given the Master  Servicer and the Depositor written notice  thereof  promptly after the Trustee shall have with respect to such claim or legal action knowledge  thereof.  The Trustee's  failure to give any such  notice  shall not  affect  the  Trustee's  right to  indemnification hereunder,  except to the extent the Master Servicer is materially  prejudiced by such failure to give notice.  This indemnity  shall survive the resignation or removal of the Trustee,  Master  Servicer or the  Securities  Administrator
and the termination of this Agreement.

(a) The  Depositor  will  indemnify  any  Indemnified  Person  for  any  loss, liability or expense of any  Indemnified  Person not otherwise  covered by the
Master Servicer's indemnification pursuant to Section  7.03(a).

Section 7.04 Limitations  on  Liability  of the Master  Servicer  and  Others.
Subject to the obligation of the Master  Servicer to indemnify the Indemnified
Persons pursuant to Section 7.03:

(a) Neither the Master Servicer nor any of the directors,  officers, employees or  agents  of the  Master  Servicer  shall  be  under  any  liability  to the
Indemnified Persons, the Depositor,  the Trust Fund or the  Certificateholders
for taking any action or for  refraining  from taking any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however, that this provision  shall not protect the Master  Servicer or any such Person against  any  breach  of  warranties  or  representations  made  herein or any liability which would otherwise be imposed by reason of such Person's  willful misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b) The Master  Servicer and any director,  officer,  employee or agent of the
Master  Servicer  may rely in good  faith on any  document  of any kind  prima facie  properly  executed and submitted by any Person  respecting  any matters arising hereunder.

(c) The Master Servicer, the Custodian and any director,  officer, employee or agent of the Master  Servicer or the  Custodian  shall be  indemnified  by the
Trust and held  harmless  thereby  against  any  loss,  liability  or  expense
(including  reasonable legal fees and  disbursements  of counsel)  incurred on their  part that may be  sustained  in  connection  with,  arising  out of, or related to, any claim or legal  action  (including  any pending or  threatened claim or legal action)  relating to this  Agreement,  the  Certificates or any
Servicing  Agreement  (except  to the  extent  that  the  Master  Servicer  is indemnified  by the  Servicer  thereunder),  other  than  (i) any  such  loss, liability or expense related to the Master  Servicer's  failure to perform its duties in compliance with this Agreement  (except as any such loss,  liability or expense shall be otherwise reimbursable pursuant to this Agreement),  or to the Custodian's  failure to perform its duties under the Custodial  Agreement, respectively,  or (ii) any such loss,  liability or expense incurred by reason of the Master Servicer's or the Custodian's willful misfeasance,  bad faith or gross  negligence  in  the  performance  of  duties  hereunder  or  under  the
Custodial  Agreement,  as  applicable,  or by reason of reckless  disregard of obligations  and  duties  hereunder  or  under  the  Custodial  Agreement,  as applicable.

(d) The  Master  Servicer  shall not be under  any  obligation  to appear  in, prosecute  or defend any legal  action  that is not  incidental  to its duties under this  Agreement and that in its opinion may involve it in any expense or liability;  provided, however, the Master Servicer may in its discretion, with
the  consent  of  the  Trustee  (which  consent  shall  not  be   unreasonably
withheld),  undertake any such action which it may deem necessary or desirable with  respect to this  Agreement  and the  rights  and  duties of the  parties hereto and the interests of the Certificateholders  hereunder.  In such event, the  legal  expenses  and costs of such  action  and any  liability  resulting therefrom shall be expenses,  costs and liabilities of the Trust Fund, and the
Master Servicer shall be entitled to be reimbursed  therefor out of the Master
Servicer  Collection  Account as  provided  by  Section 4.03.  Nothing in this
Section  7.04(d) shall affect the Master  Servicer's  obligation to supervise, or to take  such  actions  as are  necessary  to  ensure,  the  servicing  and administration of the Mortgage Loans pursuant to Section  3.01(a).

(e) In  taking  or  recommending   any  course  of  action  pursuant  to  this
Agreement,  unless specifically  required to do so pursuant to this Agreement,
the  Master   Servicer   shall  not  be  required  to   investigate   or  make
recommendations  concerning potential  liabilities which the Trust might incur as a result  of such  course of  action  by  reason  of the  condition  of the
Mortgaged  Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

(f) The Master  Servicer  shall not be liable for any acts or omissions of any
Servicer, except as otherwise expressly provided herein.

Section 7.05 Master   Servicer   Not  to  Resign.   Except  as   provided   in
Section 7.07,  the Master  Servicer shall not resign from the  obligations and duties hereby imposed on it except upon a  determination  that any such duties
hereunder  are  no  longer   permissible   under   applicable   law  and  such
impermissibility  cannot  be  cured.  Any such  determination  permitting  the resignation  of the  Master  Servicer  shall be  evidenced  by an  Opinion  of
Independent  Counsel  addressed to the Trustee to such effect delivered to the
Trustee.  No such  resignation by the Master  Servicer shall become  effective until the  Company  or the  Trustee  or a  successor  to the  Master  Servicer
reasonably    satisfactory   to   the   Trustee   shall   have   assumed   the
responsibilities  and  obligations of the Master  Servicer in accordance  with
Section 8.02  hereof.  The Trustee  shall notify the Rating  Agencies upon its receipt of written notice of the resignation of the Master Servicer.

Section 7.06 Successor  Master  Servicer.  In connection  with the appointment of any  successor  master  servicer  or the  assumption  of the  duties of the
Master  Servicer,  the Company or the Trustee may make such  arrangements  for the  compensation  of such  successor  master  servicer out of payments on the
Mortgage  Loans  as the  Company  or the  Trustee  and such  successor  master servicer  shall agree.  If the successor  master  servicer does not agree that such market  value is a fair  price,  such  successor  master  servicer  shall obtain two quotations of market value from third parties  actively  engaged in
the  servicing  of   single-family   mortgage   loans.   Notwithstanding   the
foregoing,  the  compensation  payable to a successor  master servicer may not exceed the compensation  which the Master Servicer would have been entitled to retain  if the  Master  Servicer  had  continued  to act  as  Master  Servicer hereunder.

Section 7.07 Sale and  Assignment  of Master  Servicing.  The Master  Servicer
may sell and assign its rights and delegate its duties and  obligations in its entirety  as  Master  Servicer  under  this  Agreement  and  the  Company  may terminate the Master Servicer  without cause and select a new Master Servicer;
provided,  however,  that:  (i) the  purchaser or  transferee  accepting  such assignment  and  delegation  (a) shall be a Person which shall be qualified to service  mortgage  loans for Fannie Mae or Freddie  Mac;  (b) shall have a net worth of not less than $10,000,000  (unless otherwise  approved by each Rating
Agency pursuant to clause  (ii) below);  (c) shall be reasonably  satisfactory to the Trustee (as  evidenced  in a writing  signed by the  Trustee);  and (d)
shall execute and deliver to the Trustee an  agreement,  in form and substance reasonably  satisfactory to the Trustee,  which contains an assumption by such
Person of the due and punctual  performance  and  observance  of each covenant and condition to be performed or observed by it as master  servicer under this
Agreement,  any custodial  agreement from and after the effective date of such agreement;  (ii) each Rating Agency shall be given prior written notice of the identity of the  proposed  successor  to the Master  Servicer  and each Rating
Agency's  rating  of the  Certificates  in  effect  immediately  prior to such
assignment,  sale  and  delegation  will  not  be  downgraded,   qualified  or
withdrawn as a result of such  assignment,  sale and delegation,  as evidenced by a letter to such effect  delivered to the Master  Servicer and the Trustee;
(iii) the  Master  Servicer  assigning and selling the master  servicing shall deliver to the Trustee an Officer's  Certificate and an Opinion of Independent
Counsel addressed to the Trustee,  each stating that all conditions  precedent to such action under this  Agreement  have been  completed  and such action is permitted by and complies  with the terms of this  Agreement;  and (iv) in the event the Master  Servicer is  terminated  without  cause by the Company,  the
Company shall pay the terminated  Master  Servicer a termination  fee equal to
0.25% of the aggregate Stated  Principal  Balance of the Mortgage Loans at the
time  the  master  servicing  of the  Mortgage  Loans  is  transferred  to the successor Master  Servicer.  No such assignment or delegation shall affect any rights or  liability of the Master  Servicer  arising  prior to the  effective date thereof.

                                 ARTICLE VIII

                                   Default

Section 8.01 Events of Default.  "Event of  Default,"  wherever  used  herein, means any one of the following  events  (whatever the reason for such Event of
Default and whether it shall be  voluntary  or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order, rule or regulation of any  administrative or governmental body) and only with respect to the defaulting Master Servicer:

(i) The Master  Servicer  fails to cause to be deposited  in the  Distribution
Account  any amount so  required to be  deposited  pursuant to this  Agreement
(other than a Monthly Advance),  and such failure  continues  unremedied for a period of three  Business  Days  after the date upon which  written  notice of such failure,  requiring the same to be remedied, shall have been given to the
Master Servicer; or

(ii) The Master  Servicer fails to observe or perform in any material  respect any other material  covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements  materially  affect the rights of  Certificateholders,  and such failure continues unremedied for a period of
60 days  after  the date on which  written  notice of such  failure,  properly requiring  the same to be  remedied,  shall  have  been  given  to the  Master
Servicer  by the  Trustee or to the  Master  Servicer  and the  Trustee by the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

(iii) There is  entered  against  the  Master  Servicer a decree or order by a court or agency or supervisory  authority having  jurisdiction in the premises
for  the  appointment  of  a  conservator,   receiver  or  liquidator  in  any
insolvency,  readjustment  of debt,  marshaling of assets and  liabilities  or similar proceedings,  or for the winding up or liquidation of its affairs, and the  continuance  of any such decree or order is unstayed  and in effect for a period of 60  consecutive  days, or an involuntary  case is commenced  against the Master Servicer under any applicable insolvency or reorganization  statute and the petition is not  dismissed  within 60 days after the  commencement  of the case; or

(iv) The Master  Servicer  consents to the  appointment  of a  conservator  or receiver or liquidator in any insolvency,  readjustment of debt, marshaling of assets and  liabilities  or similar  proceedings  of or relating to the Master
Servicer or substantially  all of its property;  or the Master Servicer admits in writing its inability to pay its debts  generally as they become due, files a petition to take  advantage of any applicable  insolvency or  reorganization statute, makes an assignment for the benefit of its creditors,  or voluntarily suspends payment of its obligations;

(v) The Master  Servicer  assigns or delegates its duties or rights under this
Agreement in  contravention  of the provisions  permitting  such assignment or delegation under Sections 7.05 or 7.07; or

(vi) The Master Servicer fails to cause to be deposited,  in the  Distribution
Account any Monthly  Advance  (other  than a  Nonrecoverable  Advance) by 5:00
p.m. New York City time on the Distribution Account Deposit Date.

In each and every such case,  so long as such Event of Default with respect to the Master  Servicer shall not have been  remedied,  either the Trustee or the
Holders of Certificates  evidencing Fractional Undivided Interests aggregating not less than 51% of the  principal of the Trust Fund, by notice in writing to the Master Servicer (and to the Trustee if given by such  Certificateholders), with a copy to the Rating Agencies,  and with the consent of the Company,  may terminate all of the rights and obligations  (but not the  liabilities) of the
Master  Servicer  under this Agreement and in and to the Mortgage Loans and/or the REO Property  serviced by the Master  Servicer  and the proceeds  thereof.
Upon the receipt by the Master Servicer of the written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether with respect to the  Certificates,  the  Mortgage  Loans,  REO  Property or under any other related  agreements (but only to the extent that such other agreements  relate
to  the  Mortgage   Loans  or  related  REO   Property)   shall,   subject  to
Section 8.02,  automatically  and without further action pass to and be vested in the Trustee pursuant to this  Section 8.01;  and, without  limitation,  the
Trustee is hereby  authorized and empowered to execute and deliver,  on behalf of  the  Master  Servicer  as  attorney-in-fact  or  otherwise,  any  and  all documents  and other  instruments  and to do or  accomplish  all other acts or things  necessary  or  appropriate  to effect the  purposes  of such notice of termination,  whether to complete the transfer and  endorsement  or assignment of the  Mortgage  Loans  and  related  documents,  or  otherwise.  The  Master
Servicer  agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's  rights and obligations  hereunder,  including,  without limitation,  the transfer to the Trustee of (i) the property and amounts which are then or  should be part of the Trust or which  thereafter  become  part of the  Trust;  and  (ii) originals  or copies  of all  documents  of the  Master
Servicer  reasonably  requested  by the  Trustee  to enable  it to assume  the
Master  Servicer's duties  thereunder.  In addition to any other amounts which are then, or,  notwithstanding  the  termination of its activities  under this
Agreement,  may become payable to the Master  Servicer  under this  Agreement, the Master  Servicer shall be entitled to receive,  out of any amount received on account of a Mortgage  Loan or related REO  Property,  that portion of such payments  which it would have received as  reimbursement  under this Agreement if notice of  termination  had not been given.  The  termination of the rights and  obligations  of the Master  Servicer  shall not  affect  any  obligations incurred by the Master Servicer prior to such termination.

      Notwithstanding  the  foregoing,  if an Event of  Default  described  in clause (vi) of this Section 8.01  shall occur, the Trustee shall, by notice in
writing  to  the  Master  Servicer,   which  may  be  delivered  by  telecopy,
immediately  terminate  all of  the  rights  and  obligations  of  the  Master
Servicer  thereafter  arising under this Agreement,  but without  prejudice to any rights it may have as a  Certificateholder  or to reimbursement of Monthly
Advances  and other  advances of its own funds,  and the Trustee  shall act as provided  in  Section 8.02  to carry out the  duties of the  Master  Servicer, including the  obligation to make any Monthly  Advance the nonpayment of which was an Event of Default  described in clause  (vi) of this  Section 8.01.  Any such action  taken by the  Trustee  must be prior to the  distribution  on the relevant Distribution Date.

Section 8.02 Trustee to Act;  Appointment  of Successor.  (a) Upon the receipt by the Master Servicer of a notice of termination  pursuant to Section 8.01 or an Opinion of Independent  Counsel pursuant to Section 7.05 to the effect that the Master  Servicer is legally  unable to act or to delegate  its duties to a
Person which is legally able to act, the Trustee  shall  automatically  become the  successor  in all respects to the Master  Servicer in its capacity  under this  Agreement  and the  transactions  set forth or  provided  for herein and shall thereafter be subject to all the responsibilities,  duties,  liabilities and limitations on liabilities  relating thereto placed on the Master Servicer by the terms and provisions hereof; provided,  however, that the Company shall have the right to either  (a)  immediately  assume  the  duties of the  Master
Servicer  or  (b)  select  a  successor  Master  Servicer;  provided  further, however,  that the Trustee shall have no obligation whatsoever with respect to any  liability  (other than advances  deemed  recoverable  and not  previously
made)   incurred  by  the  Master   Servicer  at  or  prior  to  the  time  of
termination.  As  compensation  therefor,  but  subject to  Section 7.06,  the
Trustee  shall be entitled to  compensation  which the Master  Servicer  would have been  entitled  to retain if the Master  Servicer  had  continued  to act hereunder,  except for those amounts due the Master Servicer as  reimbursement permitted  under this  Agreement  for  advances  previously  made or  expenses previously  incurred.  Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall,  if it is legally unable so to act,  appoint or petition a court of  competent  jurisdiction  to appoint,  any  established housing  and  home  finance  institution  which is a  Fannie  Mae- or  Freddie
Mac-approved  servicer, and with respect to a successor to the Master Servicer only,  having a net worth of not less than  $10,000,000,  as the  successor to the Master  Servicer  hereunder  in the  assumption  of all or any part of the responsibilities,  duties or  liabilities  of the Master  Servicer  hereunder;
provided,  that the Trustee shall obtain a letter from each Rating Agency that the  ratings,  if any,  on each of the  Certificates  will not be lowered as a result of the  selection  of the  successor  to the Master  Servicer.  Pending appointment  of a  successor  to the Master  Servicer  hereunder,  the Trustee shall act in such capacity as hereinabove  provided.  In connection  with such appointment and  assumption,  the Trustee may make such  arrangements  for the compensation  of such  successor  out of payments on the Mortgage  Loans as it and such  successor  shall agree;  provided,  however,  that the provisions of
Section 7.06  shall  apply,  the  compensation  shall not be in excess of that which the Master  Servicer would have been entitled to if the Master  Servicer had continued to act hereunder,  and that such successor  shall  undertake and assume the obligations of the Trustee to pay  compensation to any third Person acting as an agent or  independent  contractor  in the  performance  of master servicing  responsibilities  hereunder.  The Trustee and such successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.

      (b)   If the Trustee shall succeed to any duties of the Master  Servicer respecting  the  Mortgage  Loans  as  provided  herein,  it  shall  do so in a separate  capacity and not in its capacity as Trustee  and,  accordingly,  the provisions  of Article IX shall be  inapplicable  to the Trustee in its duties as the  successor  to the Master  Servicer in the  servicing  of the  Mortgage
Loans (although such provisions  shall continue to apply to the Trustee in its capacity as Trustee);  the provisions of Article VII, however,  shall apply to it in its capacity as successor master servicer.

Section 8.03 Notification  to  Certificateholders.  Upon  any  termination  or appointment  of a successor  to the Master  Servicer,  the Trustee  shall give prompt  written  notice  thereof to the  Rating  Agencies  and the  Securities
Administrator,  and the  Securities  Administrator  shall give prompt  written notice  thereof  to  the  Certificateholders  at  their  respective  addresses appearing in the Certificate Register.

Section 8.04 Waiver of  Defaults.  The Trustee  shall  transmit by mail to the
Securities Administrator,  who shall give prompt written notice thereof to all
Certificateholders,  within  60 days  after  the  occurrence  of any  Event of
Default  actually known to a Responsible  Officer of the Trustee,  unless such
Event  of  Default  shall  have  been  cured,  notice  of each  such  Event of
Default.   The  Holders  of  Certificates   evidencing   Fractional  Undivided
Interests  aggregating  not less than 51% of the Trust Fund may,  on behalf of all  Certificateholders,  waive any  default  by the  Master  Servicer  in the performance of its obligations hereunder and the consequences thereof,  except a  default  in  the  making  of  or  the  causing  to  be  made  any  required distribution on the Certificates,  which default may only be waived by Holders of Certificates  evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund.  Upon any such waiver of a past  default,  such default  shall be deemed to cease to exist, and any Event of Default arising  therefrom shall be deemed to have been timely  remedied for every  purpose of this  Agreement.
No such waiver shall extend to any  subsequent  or other default or impair any right  consequent  thereon  except to the  extent  expressly  so  waived.  The
Securities  Administrator shall give notice of any such waiver to the Trustee, who shall then give such notice to the Rating Agencies.

Section 8.05 List of  Certificateholders.  Upon  written  request  of three or more  Certificateholders  of record,  for purposes of communicating with other
Certificateholders  with  respect to their rights  under this  Agreement,  the
Securities  Administrator  will afford such  Certificateholders  access during business  hours  to the most  recent  list of  Certificateholders  held by the
Securities Administrator.

                                   ARTICLE IX

           Concerning the Trustee and the Securities Administrator

Section 9.01 Duties of Trustee.

(a) The Trustee,  prior to the occurrence of an Event of Default and after the curing or waiver of all Events of  Default  which may have  occurred,  and the
Securities  Administrator  each undertake to perform such duties and only such duties  as are  specifically  set  forth in this  Agreement  as  duties of the
Trustee  and  the  Securities  Administrator,  respectively.  If an  Event  of
Default  has  occurred  and has not been cured or waived,  the  Trustee  shall exercise  such of the rights and powers  vested in it by this  Agreement,  and subject  to  Section 8.02(b)  use the same  degree  of care and skill in their exercise,  as a prudent person would exercise under the  circumstances  in the conduct of his own affairs.

(b) Upon  receipt  of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  which  are  specifically required  to be  furnished  to the Trustee  and the  Securities  Administrator
pursuant to any provision of this  Agreement,  the Trustee and the  Securities
Administrator,  respectively, shall examine them to determine whether they are in the form required by this Agreement;  provided,  however,  that neither the
Trustee  nor  the  Securities  Administrator  shall  be  responsible  for  the accuracy  or  content  of any  resolution,  certificate,  statement,  opinion, report,  document,  order or other instrument furnished  hereunder;  provided, further,  that neither the Trustee nor the Securities  Administrator  shall be responsible for the accuracy or  verification  of any calculation  provided to it pursuant to this Agreement.

(c) On  each  Distribution  Date,  the  Securities  Administrator  shall  make monthly  distributions  and the final  distribution to the  Certificateholders from funds in the Distribution  Account as provided in Sections 6.01 and 10.01 herein based solely on the report of the Securities Administrator.

(d) No provision of this  Agreement  shall be construed to relieve the Trustee or the Securities  Administrator  from liability for its own negligent action, its own  negligent  failure to act or its own  willful  misconduct;  provided, however, that:

(i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have  occurred,  the duties and
obligations  of  the  Trustee  and  the  Securities   Administrator  shall  be
determined  solely by the express  provisions of this  Agreement,  neither the
Trustee  nor the  Securities  Administrator  shall be  liable  except  for the performance of their  respective  duties and  obligations as are  specifically set forth in this  Agreement,  no implied  covenants or  obligations  shall be read into this Agreement  against the Trustee or the Securities  Administrator and, in the absence of bad faith on the part of the Trustee or the  Securities
Administrator,  respectively,  the  Trustee or the  Securities  Administrator,
respectively,  may  conclusively  rely, as to the truth of the  statements and the correctness of the opinions  expressed  therein,  upon any certificates or
opinions   furnished   to  the  Trustee  or  the   Securities   Administrator,
respectively, and conforming to the requirements of this Agreement;

(ii) Neither the Trustee nor the Securities  Administrator  shall be liable in its  individual  capacity  for an error of  judgment  made in good  faith by a
Responsible  Officer or  Responsible  Officers of the Trustee or an officer of the  Securities  Administrator,  respectively,  unless it shall be proved that the Trustee or the Securities  Administrator,  respectively,  was negligent in ascertaining the pertinent facts;

(iii) Neither  the Trustee nor the  Securities  Administrator  shall be liable with  respect to any action  taken,  suffered  or omitted to be taken by it in good faith in accordance  with the  directions of the Holders of  Certificates evidencing  Fractional  Undivided  Interests  aggregating not less than 25% of the Trust Fund, if such action or non-action  relates to the time,  method and place of conducting any proceeding for any remedy  available to the Trustee or the Securities Administrator,  respectively,  or exercising any trust or other
power   conferred   upon  the   Trustee  or  the   Securities   Administrator,
respectively, under this Agreement;

(iv) The  Trustee  shall not be  required  to take notice or be deemed to have notice or  knowledge of any default or Event of Default  unless a  Responsible
Officer of the Trustee's  Corporate  Trust Office shall have actual  knowledge thereof.  In the absence of such notice,  the Trustee may conclusively  assume there is no such default or Event of Default;

(v) The Trustee shall not in any way be liable by reason of any  insufficiency in any Account held by or in the name of Trustee  unless it is determined by a court  of  competent  jurisdiction  that the  Trustee's  gross  negligence  or willful misconduct was the primary cause of such insufficiency  (except to the extent that the Trustee is obligor and has defaulted thereon);

(vi) The Securities  Administrator shall not in any way be liable by reason of any  insufficiency  in  any  Account  held  by  the  Securities  Administrator hereunder or any Account held by the Securities  Administrator  in the name of the Trustee unless it is determined by a court of competent  jurisdiction that the Securities  Administrator's gross negligence or willful misconduct was the primary cause of such insufficiency  (except to the extent that the Securities
Administrator is obligor and has defaulted thereon);

(vii) Anything in this Agreement to the contrary notwithstanding,  in no event shall the  Trustee or the  Securities  Administrator  be liable  for  special, indirect or  consequential  loss or damage of any kind  whatsoever  (including but not  limited  to lost  profits),  even if the  Trustee  or the  Securities
Administrator,  respectively,  has been advised of the likelihood of such loss or damage and regardless of the form of action;

(viii) None  of  the  Securities  Administrator,   the  Master  Servicer,  the
Depositor,  the Company, the Custodian,  the Counterparty or the Trustee shall be  responsible  for the acts or omissions of the other,  it being  understood that this  Agreement  shall not be  construed to render them  partners,  joint venturers or agents of one another and

            (ix)  Neither the Trustee nor the Securities  Administrator  shall be  required  to  expend or risk its own funds or  otherwise  incur  financial liability  in  the  performance  of any of  its  duties  hereunder,  or in the exercise  of any of its rights or powers,  if there is  reasonable  ground for believing that the repayment of such funds or adequate  indemnity against such risk or liability is not reasonably  assured to it, and none of the provisions contained  in this  Agreement  shall in any event  require  the Trustee or the
Securities  Administrator  to  perform,  or be  responsible  for the manner of performance  of,  any of the  obligations  of the Master  Servicer  under this
Agreement,  except  during  such time,  if any,  as the  Trustee  shall be the successor  to, and be vested with the rights,  duties,  powers and  privileges of, the Master Servicer in accordance with the terms of this Agreement.

(e) All  funds   received   by  the  Master   Servicer   and  the   Securities
Administrator  and required to be deposited in the Master Servicer  Collection
Account,  the  Pre-Funding  Account,  the  Pre-Funding  Reserve  Account,  the
Interest  Coverage  Account or the Distribution  Account,  as the case may be, pursuant  to this  Agreement  will be  promptly  so  deposited  by the  Master
Servicer or the Securities Administrator, as applicable.

(f) Except for those actions that the Trustee or the Securities  Administrator is  required  to take  hereunder,  neither  the  Trustee  nor  the  Securities
Administrator  shall have any obligation or liability to take any action or to refrain from taking any action  hereunder in the absence of written  direction as provided hereunder.

Section 9.02 Certain  Matters  Affecting  the  Trustee  and  the  Securities
Administrator.  Except as otherwise provided in Section 9.01:

(a) The  Trustee  and the  Securities  Administrator  may  rely  and  shall be protected in acting or refraining  from acting in reliance on any  resolution, certificate  of the  Securities  Administrator  (with  respect to the  Trustee only),  the  Depositor,  the Master  Servicer  or a Servicer,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, appraisal,  bond or other paper or document believed  by it to be  genuine  and to have been  signed or  presented  by the proper party or parties;

(b) The Trustee and the Securities  Administrator may consult with counsel and any  advice  of such  counsel  or any  Opinion  of  Counsel  shall be full and complete  authorization  and  protection  with  respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance  with such advice or Opinion of Counsel;

(c) Neither the Trustee nor the  Securities  Administrator  shall be under any obligation  to  exercise  any of the  trusts  or  powers  vested in it by this
Agreement,  other  than  its  obligation  to  give  notices  pursuant  to this
Agreement,  or to institute,  conduct or defend any litigation hereunder or in
relation   hereto  at  the   request,   order  or  direction  of  any  of  the
Certificateholders  pursuant to the provisions of this Agreement,  unless such
Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and liabilities  which may be incurred therein or thereby.  Nothing  contained  herein  shall,  however,  relieve the
Trustee  of the  obligation,  upon the  occurrence  of an Event of  Default of which a  Responsible  Officer of the Trustee has actual  knowledge  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same  degree  of care  and  skill in their exercise,  as a prudent person would exercise under the circumstances in the conduct of his own affairs;

(d) Prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of  Default  which may have  occurred,  neither
the  Trustee  nor  the  Securities   Administrator  shall  be  liable  in  its
individual  capacity for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(e) Neither  the Trustee nor the  Securities  Administrator  shall be bound to make any  investigation  into the facts or matters  stated in any  resolution,
certificate,   statement,   instrument,   opinion,  report,  notice,  request,
consent,  order, approval,  bond or other paper or document,  unless requested in  writing  to  do  so  by  Holders  of  Certificates  evidencing  Fractional
Undivided  Interests  aggregating  not  less  than 25% of the  Trust  Fund and provided  that the  payment  within a  reasonable  time to the  Trustee or the
Securities   Administrator,   as  applicable,   of  the  costs,   expenses  or
liabilities  likely to be incurred  by it in the making of such  investigation is,  in  the  opinion  of the  Trustee  or the  Securities  Administrator,  as
applicable,   reasonably   assured   to  the   Trustee   or   the   Securities
Administrator,  as applicable,  by the security afforded to it by the terms of this  Agreement.  The  Trustee or the  Securities  Administrator  may  require reasonable  indemnity  against  such  expense or  liability  as a condition to taking any such  action.  The  reasonable  expense  of every such  examination shall be paid by the Certificateholders requesting the investigation;

(f) The  Trustee  and the  Securities  Administrator  may  execute  any of the trusts or powers  hereunder or perform any duties hereunder either directly or through Affiliates,  agents or attorneys;  provided, however, that the Trustee may not appoint any agent (other than the  Custodian) to perform its custodial functions with respect to the Mortgage Files or paying agent  functions  under this Agreement  without the express  written  consent of the Master  Servicer, which consent will not be unreasonably  withheld.  Neither the Trustee nor the
Securities  Administrator shall be liable or responsible for the misconduct or negligence of any of the Trustee's or the  Securities  Administrator's  agents or  attorneys  or a  custodian  or paying  agent  appointed  hereunder  by the
Trustee or the  Securities  Administrator  with due care and,  when  required, with the consent of the Master Servicer;

(g) Should the Trustee or the Securities  Administrator deem the nature of any action  required  on  its  part,  other  than a  payment  or  transfer  by the
Securities  Administrator  under  Section  4.01(b)  or  Section 4.02,   to  be
unclear,  the  Trustee  or the  Securities  Administrator,  respectively,  may require  prior  to such  action  that it be  provided  by the  Depositor  with reasonable further instructions;

(h) The right of the Trustee or the  Securities  Administrator  to perform any discretionary  act  enumerated in this  Agreement  shall not be construed as a duty,  and  neither  the Trustee  nor the  Securities  Administrator  shall be accountable  for  other  than its  negligence  or  willful  misconduct  in the performance of any such act;

(i) Neither the Trustee nor the Securities  Administrator shall be required to give any bond or surety with  respect to the  execution  of the trust  created hereby or the powers  granted  hereunder,  except as provided in Section 9.07;
and

(j) Neither the Trustee nor the Securities  Administrator  shall have any duty to  conduct  any  affirmative  investigation  as  to  the  occurrence  of  any condition  requiring  the  repurchase  of any  Mortgage  Loan  by  the  Seller
pursuant  to  this  Agreement,   the  Mortgage  Loan  Purchase   Agreement  or
Subsequent   Mortgage  Loan  Purchase   Agreement,   as  applicable,   or  the
eligibility of any Mortgage Loan for purposes of this Agreement.

Section 9.03 Trustee and Securities Administrator Not Liable for Certificates
or Mortgage  Loans.  The  recitals  contained  herein and in the  Certificates
(other   than  the   signature   and   countersignature   of  the   Securities
Administrator  on the  Certificates)  shall be taken as the  statements of the
Depositor,  and neither the Trustee  nor the  Securities  Administrator  shall have any  responsibility  for their  correctness.  Neither the Trustee nor the
Securities  Administrator  makes  any  representation  as to the  validity  or
sufficiency   of   the   Certificates    (other   than   the   signature   and
countersignature  of the Securities  Administrator on the  Certificates) or of
any  Mortgage  Loan except as  expressly  provided  in Sections  2.02 and 2.05 hereof;  provided,  however,  that the foregoing shall not relieve the Trustee of the  obligation to review the Mortgage  Files pursuant to Sections 2.02 and
2.04.  The  Securities  Administrator's  signature  and  countersignature  (or countersignature  of its  agent)  on the  Certificates  shall be solely in its
capacity  as   Securities   Administrator   and  shall  not   constitute   the
Certificates  an  obligation  of the  Securities  Administrator  in any  other capacity.  Neither  the  Trustee  nor the  Securities  Administrator  shall be accountable  for  the  use  or  application  by  the  Depositor  of any of the
Certificates  or of the  proceeds  of  such  Certificates,  or for  the use or application  of any funds paid to the  Depositor  with respect to the Mortgage
Loans.  Subject to the  provisions  of  Section 2.05,  neither the Trustee nor the  Securities  Administrator  shall  be  responsible  for  the  legality  or validity of this  Agreement  or any  document or  instrument  relating to this
Agreement,  the  validity  of  the  execution  of  this  Agreement  or of  any supplement  hereto  or  instrument  of  further  assurance,  or the  validity, priority,  perfection  or  sufficiency  of the security  for the  Certificates issued hereunder or intended to be issued  hereunder.  Neither the Trustee nor the  Securities  Administrator  shall at any time have any  responsibility  or liability for or with respect to the legality,  validity and enforceability of any  Mortgage or any  Mortgage  Loan,  or the  perfection  and priority of any
Mortgage or the  maintenance of any such  perfection  and priority,  or for or with respect to the  sufficiency  of the Trust Fund or its ability to generate the payments to be distributed to  Certificateholders,  under this  Agreement.
Neither  the  Trustee  nor  the  Securities   Administrator   shall  have  any
responsibility  for filing any  financing  or  continuation  statement  in any public office at any time or to otherwise  perfect or maintain the  perfection of any  security  interest or lien  granted to it  hereunder or to record this
Agreement  other  than  any  continuation  statements  filed  by  the  Trustee pursuant to Section 3.20.

Section 9.04 Trustee and Securities  Administrator May Own  Certificates.  The
Trustee and the Securities  Administrator in their individual capacities or in any capacity other than as Trustee or Securities Administrator,  hereunder may become the owner or pledgee of any Certificates  with the same rights it would have  if  it  were  not  the  Trustee  or  the  Securities  Administrator,  as
applicable, and may otherwise deal with the parties hereto.

Section 9.05 Trustee's and Securities  Administrator's Fees and Expenses.  The
fees and  expenses of the Trustee and the  Securities  Administrator  shall be paid in accordance  with a side letter  agreement  between the Trustee and the
Master  Servicer.  In addition,  the Trustee and the Securities  Administrator will be  entitled  to recover  from the  Master  Servicer  Collection  Account
pursuant   to   Section 4.03(b)   all   reasonable   out-of-pocket   expenses,
disbursements  and advances and the expenses of the Trustee and the Securities
Administrator,  respectively,  in  connection  with any Event of Default,  any breach of this  Agreement or any claim or legal action  (including any pending or  threatened  claim or legal  action)  incurred  or made by or  against  the
Trustee or the Securities Administrator,  respectively,  in the administration of the trusts hereunder (including the reasonable  compensation,  expenses and disbursements  of its  counsel)  except  any  such  expense,  disbursement  or advance as may arise from its  negligence or  intentional  misconduct or which is the  responsibility  of the  Certificateholders.  If  funds  in the  Master
Servicer  Collection  Account are insufficient  therefor,  the Trustee and the
Securities  Administrator  shall  recover such  expenses  from the  Depositor.
Such  compensation  and  reimbursement  obligation shall not be limited by any provision  of law in regard to the  compensation  of a trustee  of an  express trust.

Section 9.06 Eligibility    Requirements   for   Trustee   and   Securities
Administrator.  The  Trustee  and any  successor  Trustee  and the  Securities
Administrator  and any  successor  Securities  Administrator  shall during the entire  duration  of this  Agreement  be a state  bank or trust  company  or a national  banking  association  organized and doing business under the laws of such  state or the United  States of  America,  authorized  under such laws to exercise  corporate  trust powers,  having a combined  capital and surplus and undivided  profits  of at least  $40,000,000  or,  in the case of a  successor
Trustee,  $50,000,000,  subject to  supervision  or  examination by federal or state authority and, in the case of the Trustee,  rated "BBB" or higher by S&P with  respect to their  long-term  rating and rated "BBB" or higher by S&P and
"Baa2"  or  higher  by  Moody's  with  respect  to any  outstanding  long-term unsecured  unsubordinated  debt,  and, in the case of a  successor  Trustee or successor Securities Administrator other than pursuant to Section 9.10,  rated in  one of  the  two  highest  long-term  debt  categories  of,  or  otherwise acceptable to, each of the Rating Agencies.  If the Trustee  publishes reports of condition at least annually,  pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this
Section 9.06  the combined  capital and surplus of such  corporation  shall be deemed to be its total equity  capital  (combined  capital and surplus) as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee or the  Securities  Administrator  shall cease to be eligible in accordance  with the  provisions of this  Section 9.06,  the Trustee or the
Securities  Administrator  shall resign immediately in the manner and with the effect specified in Section 9.08.

Section 9.07 Insurance.  The  Trustee  and the  Securities  Administrator,  at
their own  expense,  shall at all times  maintain  and keep in full  force and
effect:   (i) fidelity  insurance,   (ii) theft  of  documents  insurance  and
(iii) forgery  insurance (which may be collectively  satisfied by a "Financial
Institution  Bond"  and/or a  "Bankers'  Blanket  Bond").  All such  insurance shall be in amounts,  with standard  coverage and subject to  deductibles,  as are customary for insurance typically  maintained by banks or their affiliates which act as custodians for  investor-owned  mortgage  pools. A certificate of an officer of the Trustee or the Securities  Administrator as to the Trustee's
or  the  Securities  Administrator's,   respectively,   compliance  with  this
Section 9.07  shall be  furnished  to any  Certificateholder  upon  reasonable written request.

Section 9.08 Resignation   and  Removal  of  the   Trustee  and   Securities
Administrator.

(a)  The Trustee and the Securities  Administrator  may at any time resign and be discharged  from the Trust hereby  created by giving written notice thereof to  the  Depositor  and  the  Master  Servicer,  with a  copy  to  the  Rating
Agencies.  Upon  receiving  such notice of  resignation,  the Depositor  shall promptly appoint a successor  Trustee or successor  Securities  Administrator, as  applicable,  by  written  instrument,  in  triplicate,  one  copy of which instrument  shall be delivered to each of the resigning  Trustee or Securities
Administrator,   as   applicable,   the   successor   Trustee  or   Securities
Administrator,   as  applicable.   If  no  successor   Trustee  or  Securities
Administrator  shall  have been so  appointed  and have  accepted  appointment within 30 days after the giving of such notice of  resignation,  the resigning
Trustee  or  Securities  Administrator  may  petition  any court of  competent jurisdiction  for  the  appointment  of  a  successor  Trustee  or  Securities
Administrator.

(b) If at any time the Trustee or the Securities  Administrator shall cease to be eligible in accordance with the provisions of  Section 9.06  and shall fail to resign after  written  request  therefor by the Depositor or if at any time the Trustee or the Securities  Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trustee or the  Securities  Administrator,  as  applicable,  or of its property  shall be appointed,  or any public  officer shall take charge or control of the Trustee or the Securities Administrator,  as applicable, or of its property or affairs for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the
Depositor  shall promptly  remove the Trustee,  or shall be entitled to remove the Securities Administrator,  as applicable,  and appoint a successor Trustee
or  Securities  Administrator,   as  applicable,  by  written  instrument,  in
triplicate,  one copy of which  instrument  shall be  delivered to each of the
Trustee or  Securities  Administrator,  as  applicable,  so  removed,  and the successor Trustee or Securities Administrator, as applicable.

(c) The Holders of  Certificates  evidencing  Fractional  Undivided  Interests aggregating  not less than 51% of the Trust  Fund may at any time  remove  the
Trustee or the  Securities  Administrator  and appoint a successor  Trustee or
Securities   Administrator   by  written   instrument   or   instruments,   in
quintuplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the
Depositor,  the Master Servicer, the Securities  Administrator (if the Trustee
is removed),  the Trustee (if the Securities  Administrator  is removed),  and the  Trustee or  Securities  Administrator  so removed  and the  successor  so appointed.  In the event  that the  Trustee  or  Securities  Administrator  is
removed   by  the   Holders   of   Certificates   in   accordance   with  this
Section 9.08(c),  the Holders of such  Certificates  shall be responsible  for paying any compensation  payable hereunder to a successor Trustee or successor
Securities  Administrator,  in  excess of the  amount  paid  hereunder  to the predecessor Trustee or predecessor Securities Administrator, as applicable.

(d) No resignation  or removal of the Trustee or the Securities  Administrator and appointment of a successor  Trustee or Securities  Administrator  pursuant to any of the provisions of this  Section 9.08  shall become  effective except upon  appointment  of and  acceptance  of such  appointment  by the  successor
Trustee or Securities Administrator as provided in Section 9.09.

Section 9.09 Successor Trustee and Successor Securities Administrator.

(a) Any successor  Trustee or Securities  Administrator  appointed as provided in  Section 9.08  shall execute,  acknowledge and deliver to the Depositor and
to  its  predecessor   Trustee  or  Securities   Administrator  an  instrument
accepting  such  appointment  hereunder.  The  resignation  or  removal of the predecessor  Trustee or Securities  Administrator  shall then become effective and such successor  Trustee or Securities  Administrator,  without any further act,  deed or  conveyance,  shall  become  fully  vested  with all the rights, powers, duties and obligations of its predecessor hereunder,  with like effect as if originally  named as Trustee or  Securities  Administrator  herein.  The predecessor  Trustee or Securities  Administrator  shall, after its receipt of payment in full of its outstanding  fees and expenses  promptly deliver to the successor Trustee or Securities Administrator,  as applicable,  all assets and records  of the  Trust  held  by it  hereunder,  and  the  Depositor  and  the predecessor Trustee or Securities Administrator,  as applicable, shall execute and deliver such  instruments  and do such other things as may  reasonably  be required for more fully and certainly  vesting and confirming in the successor
Trustee or Securities Administrator,  as applicable,  all such rights, powers, duties and obligations.

(b) No successor Trustee or Securities  Administrator shall accept appointment as provided in this  Section 9.09  unless at the time of such  acceptance such successor  Trustee or  Securities  Administrator  shall be eligible  under the provisions of Section 9.06.

(c) Upon  acceptance  of  appointment  by a  successor  Trustee or  Securities
Administrator  as  provided in this  Section 9.09,  the  successor  Trustee or
Securities  Administrator  shall mail notice of the succession of such Trustee or  Securities  Administrator  hereunder  to all  Certificateholders  at their addresses as shown in the  Certificate  Register  and to the Rating  Agencies.
The  Company  shall pay the cost of any  mailing by the  successor  Trustee or
Securities Administrator.

Section 9.10 Merger or Consolidation  of Trustee or Securities  Administrator.
Any state bank or trust  company or national  banking  association  into which the Trustee or the  Securities  Administrator  may be merged or  converted  or with  which it may be  consolidated  or any  state  bank or trust  company  or
national  banking  association  resulting  from  any  merger,   conversion  or
consolidation   to  which  the  Trustee  or  the   Securities   Administrator,
respectively,  shall  be a  party,  or any  state  bank or  trust  company  or national banking  association  succeeding to all or  substantially  all of the corporate  trust  business  of the  Trustee or the  Securities  Administrator, respectively,  shall  be the  successor  of  the  Trustee  or  the  Securities
Administrator,  respectively,  hereunder,  provided  such  state bank or trust
company  or  national  banking   association   shall  be  eligible  under  the
provisions  of  Section 9.06.  Such  succession  shall  be valid  without  the execution,  delivery  of notice or filing of any paper or any  further  act on the  part  of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding.

Section 9.11 Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding  any other provisions hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust or property  constituting  the same may at the time be located,  the
Depositor  and the  Trustee  acting  jointly  shall  have the  power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee and the Depositor to act as co-trustee or co-trustees,  jointly with the  Trustee,  or separate  trustee or separate  trustees,  of all or any part of the Trust,  and to vest in such Person or Persons,  in such  capacity, such  title to the  Trust,  or any part  thereof,  and,  subject  to the other provisions of this Section 9.11,  such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

(b) If the Depositor shall not have joined in such appointment  within 15 days after the receipt by it of a written  request so to do, the Trustee shall have the power to make such appointment without the Depositor.

(c) No co-trustee or separate trustee  hereunder shall be required to meet the terms of eligibility as a successor Trustee under  Section 9.06  hereunder and no  notice  to  Certificateholders  of the  appointment  of  co-trustee(s)  or separate trustee(s) shall be required under Section 9.08 hereof.

(d) In the  case  of any  appointment  of a  co-trustee  or  separate  trustee pursuant to this  Section 9.11,  all rights,  powers,  duties and  obligations conferred  or imposed  upon the Trustee and  required to be  conferred on such co-trustee  shall be conferred  or imposed upon and  exercised or performed by the Trustee and such  separate  trustee or co-trustee  jointly,  except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed  (whether as Trustee hereunder or as successor to the
Master  Servicer  hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts,  in which event such rights,  powers,  duties and obligations  (including  the  holding  of  title to the  Trust or any  portion thereof in any such  jurisdiction)  shall be exercised  and  performed by such separate trustee or co-trustee at the direction of the Trustee.

(e) Any notice,  request or other writing given to the Trustee shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively  as if given  to each of them.  Every  instrument  appointing  any separate  trustee  or  co-trustee  shall  refer  to  this  Agreement  and  the conditions  of this Article IX. Each  separate  trustee and  co-trustee,  upon its  acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the
Trustee  or  separately,  as may  be  provided  therein,  subject  to all  the provisions of this Agreement,  specifically  including every provision of this
Agreement  relating  to  the  conduct  of,  affecting  the  liability  of,  or affording  protection to, the Trustee.  Every such  instrument  shall be filed with the Trustee.

(f) To the extent not  prohibited  by law, any separate  trustee or co-trustee may, at any time,  request the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to do any lawful act under or with respect to this
Agreement  on  its  behalf  and in  its  name.  If  any  separate  trustee  or co-trustee  shall die, become incapable of acting,  resign or be removed,  all of its estates,  properties  rights,  remedies and trusts shall vest in and be exercised  by the  Trustee,  to the  extent  permitted  by  law,  without  the appointment of a new or successor Trustee.

(g) No trustee under this  Agreement  shall be personally  liable by reason of any act or omission of another  trustee  under this  Agreement.  The Depositor and the Trustee  acting  jointly may at any time accept the  resignation of or remove any separate trustee or co-trustee.

Section 9.12 Federal Information Returns and Reports to  Certificateholders;
REMIC Administration.

(a) For federal  income tax  purposes,  the taxable  year of each 2005-9 REMIC shall be a calendar year and the  Securities  Administrator  shall maintain or cause the  maintenance  of the books of each such 2005-9  REMIC on the accrual method of accounting.

(b) The Securities  Administrator  shall prepare and file or cause to be filed with the  Internal  Revenue  Service,  and the Trustee  shall upon the written instruction  of the Securities  Administrator  sign,  Federal tax  information returns  or  elections  required  to be made  hereunder  with  respect to each
2005-9 REMIC, the Trust Fund, if applicable,  and the Certificates  containing such  information and at the times and in the manner as may be required by the
Code or applicable  Treasury  regulations,  and the  Securities  Administrator shall furnish to each Holder of  Certificates  at any time during the calendar
year  for  which  such  returns  or  reports  are  made  such   statements  or
information  at the  times  and  in the  manner  as may be  required  thereby, including, without limitation,  reports relating to mortgaged property that is abandoned or foreclosed,  receipt of mortgage  interests in kind in a trade or business,  a cancellation of indebtedness,  interest,  original issue discount and market discount or premium (using a constant prepayment  assumption of 30%
CPR for the  Group I  Mortgage  Loans  and 25% CPR for the  Group II  Mortgage
Loans).   The   Securities   Administrator   will   apply   for  an   Employee
Identification  Number  from the IRS under  Form SS-4 or any other  acceptable
method  for  all  tax  entities.   In  connection  with  the  foregoing,   the
Securities  Administrator shall timely prepare and file, and the Trustee shall upon the written  instruction of the Securities  Administrator  sign, IRS Form
8811,  which  shall  provide  the name and  address  of the  person who can be contacted  to obtain  information  required  to be  reported to the holders of regular  interests in each 2005-9  REMIC (the "REMIC  Reporting  Agent").  The
Trustee  shall make  elections  to treat each 2005-9  REMIC as a REMIC  (which elections shall apply to the taxable period ending December 31,  2005 and each calendar year  thereafter)  in such manner as the Code or applicable  Treasury regulations may prescribe,  and as described by the Securities  Administrator.
The  Trustee   shall  upon  the   written   instruction   of  the   Securities
Administrator  sign  all  tax  information  returns  filed  pursuant  to  this
Section and  any other  returns as may be required by the Code.  The Holder of the  largest  percentage  interest  in the  Residual  Certificates  is  hereby designated  as the "Tax  Matters  Person"  (within the meaning of Treas.  Reg.
§§1.860F-4(d))  for each 2005-9 REMIC. The Securities  Administrator is hereby designated  and  appointed as the agent of each such Tax Matters  Person.  Any
Holder of a  Residual  Certificate  will by  acceptance  thereof  appoint  the
Securities  Administrator  as agent and  attorney-in-fact  for the  purpose of acting as Tax  Matters  Person for each 2005-9  REMIC  during such time as the
Securities  Administrator does not own any such Residual  Certificate.  In the event that the Code or applicable  Treasury  regulations  prohibit the Trustee
from  signing  tax  or  information  returns  or  other  statements,   or  the
Securities  Administrator from acting as agent for the Tax Matters Person, the
Trustee and the Securities  Administrator  shall take whatever  action that in their sole good faith  judgment  is  necessary  for the proper  filing of such information  returns or for the provision of a tax matters  person,  including designation  of the Holder of the  largest  percentage  interest in a Residual
Certificate  to sign such  returns or act as tax matters  person.  Each Holder of a Residual Certificate shall be bound by this Section.

(c) The  Securities  Administrator  shall  provide upon request and receipt of
reasonable     compensation,     such     information     as    required    in
Section 860D(a)(6)(B)  of the Code to the  Internal  Revenue  Service,  to any
Person purporting to transfer a Residual  Certificate to a Person other than a transferee  permitted  by  Section 5.05(b),  and to any  regulated  investment company, real estate investment trust, common trust fund, partnership,  trust, estate,  organization  described  in  Section 1381  of the  Code,  or  nominee holding an interest in a pass-through  entity described in  Section 860E(e)(6)
of the Code,  any  record  holder of which is not a  transferee  permitted  by
Section 5.05(b)  (or  which  is  deemed  by  statute  to be an  entity  with a disqualified member).

(d) The Securities  Administrator shall prepare and file or cause to be filed, and  the  Trustee  shall  upon  the  written  instruction  of  the  Securities
Administrator  sign, any state income tax returns  required  under  Applicable
State Law with respect to each REMIC or the Trust Fund.

(e) Notwithstanding  any other  provision of this  Agreement,  the  Securities
Administrator   shall  comply  with  all  federal   withholding   requirements
respecting  payments to  Certificateholders  of  interest  or  original  issue discount on the Mortgage Loans, that the Securities  Administrator  reasonably believes  are  applicable  under the Code.  The consent of  Certificateholders shall not be  required  for such  withholding.  In the  event  the  Securities
Administrator  withholds any amount from interest or original  issue  discount payments  or  advances  thereof to any  Certificateholder  pursuant to federal withholding  requirements,  the Securities  Administrator shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

(f) The Trustee and the Securities  Administrator agree to indemnify the Trust
Fund and the Depositor for any taxes and costs including,  without limitation, any  reasonable  attorneys  fees imposed on or incurred by the Trust Fund, the
Depositor  or the Master  Servicer,  as a result of a breach of the  Trustee's covenants and the  Securities  Administrator's  covenants,  respectively,  set forth in this Section 9.12;  provided,  however, such liability and obligation to indemnify in this paragraph  shall be several and not joint and neither the
Trustee nor the  Securities  Administrator  shall be liable or be obligated to indemnify  the Trust Fund for the  failure  by the other to  perform  any duty under  this  Agreement  or the  breach  by the other of any  covenant  in this
Agreement.

                                  ARTICLE X

                                 Termination

Section 10.01 Termination Upon Repurchase by EMC or its Designee or
Liquidation of the Mortgage Loans.

(a) Subject to Section 10.02,  the respective obligations and responsibilities of the  Depositor,  the  Trustee,  the  Master  Servicer  and  the  Securities
Administrator  created  hereby,  other than the  obligation of the  Securities
Administrator  to make  payments  to  Certificateholders  as set forth in this
Section 10.01 shall terminate:

(i) in  accordance  with  Section  10.01(c),  the  repurchase  by  or  at  the direction of EMC or its designee of all of the Mortgage  Loans in each of Loan
Group I and Loan Group II (which  repurchase of the Group I Mortgage Loans and the Group II Mortgage  Loans may occur on separate  dates) and all related REO
Property remaining in the Trust at a price (the "Termination  Purchase Price")
equal  to  the  sum of  (without  duplication)  (a)  100%  of the  Outstanding
Principal  Balance  of each  Mortgage  Loan in such Loan  Group (other  than a
Mortgage  Loan related to REO Property) as of the date of  repurchase,  net of the principal  portion of any  unreimbursed  Monthly  Advances on the Mortgage
Loans relating to the Mortgage  Loans made by the purchaser,  plus accrued but unpaid interest thereon at the applicable  Mortgage  Interest Rate to, but not including,  the first day of the month of repurchase,  (b) the appraised value of any related REO Property,  less the good faith estimate of the Depositor of liquidation  expenses to be incurred in connection  with its disposal  thereof
(but not more than the Outstanding  Principal  Balance of the related Mortgage
Loan,  together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not  including,  the first day of the month of  repurchase),  such  appraisal to be  calculated  by an appraiser  mutually agreed upon by the Depositor and the Trustee at the expense of the  Depositor,
(c)  unreimbursed  out-of  pocket  costs  of the  Master  Servicer,  including unreimbursed  servicing advances and the principal portion of any unreimbursed
Monthly  Advances,  made on the Mortgage Loans in such Loan Group prior to the exercise of such repurchase  right,  (d) any costs and damages incurred by the
Trust in connection  with any  violation of any  predatory or abusive  lending laws with  respect  to a Mortgage  Loan,  and (e) any  unreimbursed  costs and expenses of the Trustee and the Securities  Administrator  payable pursuant to
Section 9.05;

(ii) the later of the  making of the final  payment or other  liquidation,  or any advance with respect thereto, of the last Mortgage Loan,  remaining in the
Trust Fund or the  disposition  of all property  acquired  with respect to any
Mortgage Loan; provided,  however,  that in the event that an advance has been made,  but not yet  recovered,  at the time of such  termination,  the  Person having made such advance  shall be entitled to receive,  notwithstanding  such termination,  any payments received  subsequent  thereto with respect to which such advance was made; or

(iii) the  payment to the  Certificateholders  of all  amounts  required to be paid to them pursuant to this Agreement.

(b) In no event,  however,  shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the  descendants of Joseph P.  Kennedy,  the late  Ambassador of the United States to the Court of St. James's, living on the date of this Agreement.

(c) (i)                                               The  right of EMC or its
designee to repurchase  Group I Mortgage Loans and related assets described in
Section  10.01(a)(i)  above shall be exercisable  only if the aggregate Stated
Principal  Balance of the Mortgage Loans at the time of any such repurchase is less than 20% of the sum of the Cut-off Date Balance.

            (ii)  The  right of EMC or its  designee  to  repurchase  Group II
 Mortgage  Loans and related  assets  described in Section  10.01(a)(i)  above shall be exercisable only if the aggregate  Stated  Principal  Balance of the
 Mortgage  Loans at the time of any such  repurchase  is less  than 10% of the sum of the Cut-off Date Balance.

            (iii)  The  right of EMC or its  designee  to  repurchase  all the assets of the Trust Fund described in Section  10.01(a)(i) above shall also be exercisable  if the Depositor,  based upon an Opinion of Counsel  addressed to the  Depositor,  the Trustee and the Securities  Administrator  has determined that the REMIC status of any 2005-9 REMIC has been lost or that a  substantial risk exists that such REMIC status will be lost for the  then-current  taxable year.

            (iv)             At any  time  thereafter,  in the case of (i) and
 (ii) or (iii)  above,  EMC may elect to  terminate  any  2005-9  REMIC at any time, and upon such election,  the Depositor or its designee,  shall purchase in  accordance  with  Section  10.01(a)(i)  above all the assets of the Trust
 Fund.

(d) The Securities  Administrator  shall give notice of any termination to the
Certificateholders,  with a copy to the Master  Servicer  and the Trustee (who shall  then give such copy of notice to the  Rating  Agencies)  upon which the
Certificateholders  shall  surrender  their  Certificates  to  the  Securities
Administrator  for payment of the final  distribution and  cancellation.  Such notice shall be given by letter,  mailed not earlier than the l5th day and not later  than the 25th day of the month next  preceding  the month of such final distribution,  and shall specify  (i) the  Distribution  Date upon which final payment of the  Certificates  will be made upon  presentation and surrender of
the   Certificates   at  the   Corporate   Trust  Office  of  the   Securities
Administrator  therein  designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such Distribution Date is not applicable,  payments being made only upon  presentation  and surrender
of  the   Certificates  at  the  Corporate  Trust  Office  of  the  Securities
Administrator therein specified.

(e) If the option of EMC to repurchase or cause the  repurchase of all Group I
Mortgage  Loans  or the  Group  II  Mortgage  Loans  and  the  related  assets described  in Section  10.01(c)  above is  exercised,  EMC and/or its designee shall deliver to the Securities  Administrator for deposit in the Distribution
Account,  by the Business Day prior to the  applicable  Distribution  Date, an amount equal to the  Termination  Purchase  Price of the Mortgage  Loans being repurchased on such Distribution  Date. Upon presentation and surrender of the
related  Certificates  by  the  related  Certificateholders,   the  Securities
Administrator  shall distribute to such  Certificateholders  from amounts then on deposit in the Distribution  Account an amount determined as follows:  with respect to each such  Certificate  (other than the Residual  Certificates  and the Class XP Certificates),  the outstanding  Certificate  Principal  Balance,
plus  with  respect  to  each  such  Certificate   (other  than  the  Residual
Certificates and the Class XP  Certificates),  one month's interest thereon at
the   applicable   Pass-Through   Rate;  and  with  respect  to  the  Class  R
Certificates and the Class XP Certificates,  the percentage interest evidenced thereby  multiplied by the  difference,  if any,  between the above  described repurchase  price and the aggregate amount to be distributed to the Holders of the related  Certificates (other than the Residual  Certificates and the Class
XP Certificates).  If the amounts then on deposit in the Distribution  Account are not sufficient to pay all of the related  Certificates in full (other than the Residual Certificates and the Class XP Certificates),  any such deficiency will be allocated in the case of a repurchase  of the Group I Mortgage  Loans, first,  to the Class I-B  Certificates,  in inverse  order of their  numerical designation,  second, to the Class I-M Certificates, in inverse order of their numerical designation,  and then to the related Senior Certificates,  on a pro rata basis and in the case of a  repurchase  of the Group II  Mortgage  Loans, first,  to the Class II-B  Certificates,  in inverse order of their  numerical designation,  and  then to the  related  Senior  Certificates,  on a pro  rata basis. Upon deposit of the required  repurchase price and following such final
Distribution  Date for the related  Certificates,  the Trustee  shall  release promptly  (or cause the  Custodian  to release) to EMC and/or its designee the
Mortgage Files for the remaining  applicable  Mortgage Loans, and the Accounts
with   respect   thereto   shall   terminate,   subject   to  the   Securities
Administrator's  obligation  to  hold  any  amounts  payable  to  the  related
Certificateholders  in trust  without  interest  pending  final  distributions
pursuant  to  Section  10.01(g).   After  final   distributions   pursuant  to
Section  10.01(g) to all  Certificateholders,  any other amounts  remaining in the Accounts will belong to the Depositor.

(f) In the event that this  Agreement is  terminated  by reason of the payment or  liquidation  of all  Mortgage  Loans or the  disposition  of all  property acquired with respect to all Mortgage Loans under Section  10.01(a)(ii) above, the Master Servicer shall deliver to the Securities  Administrator for deposit in the Distribution Account all distributable  amounts remaining in the Master
Servicer  Collection  Account.  Upon the  presentation  and  surrender  of the
Certificates,  the Securities  Administrator shall distribute to the remaining
Certificateholders,   in  accordance  with  their  respective  interests,  all
distributable  amounts remaining in the Distribution  Account. Upon deposit by the Master Servicer of such  distributable  amounts,  and following such final
Distribution   Date,   the  Trustee  shall  release  (or  shall  instruct  the
Custodian,  as  its  agent,  to  release)  promptly  to the  Depositor  or its designee the Mortgage Files for the remaining  Mortgage Loans,  and the Master
Servicer  Collection  Account and the  Distribution  Account shall  terminate, subject  to the  Securities  Administrator's  obligation  to hold any  amounts payable to the  Certificateholders  in trust  without  interest  pending final distributions pursuant to this Section  10.01(f).

(g) If not all of the  Certificateholders  shall surrender their  Certificates
for   cancellation   within  six  months  after  the  time  specified  in  the
above-mentioned  written  notice,  the Securities  Administrator  shall give a second written notice to the remaining  Certificateholders  to surrender their
Certificates for cancellation and receive the final  distribution with respect
thereto.   If  within  six  months  after  the  second  notice,  not  all  the
Certificates  shall have been  surrendered  for  cancellation,  the Securities
Administrator  may  take  appropriate  steps,  or  appoint  any  agent to take appropriate  steps,  to contact the  remaining  Certificateholders  concerning surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other assets which remain subject to this Agreement.

Section 10.02 Additional  Termination  Requirements.  (a) If the option of the
Depositor to  repurchase  all the  Mortgage  Loans under  Section  10.01(a)(i)
above is  exercised,  the Trust Fund and each 2005-9 REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee has been furnished with an Opinion of Counsel  addressed to the Trustee to the effect that the failure of the Trust to comply with the  requirements  of this
Section 10.02 will not (i) result in the  imposition  of taxes on  "prohibited transactions"  as defined in Section  860F of the Code on each 2005-9 REMIC or
(ii) cause any 2005-9  REMIC to fail to qualify as a 2005-9  REMIC at any time that any Regular Certificates are outstanding:

(i) within  90 days  prior to the  final  Distribution  Date,  at the  written direction of Depositor, the Securities  Administrator,  as agent for the
      respective  Tax  Matters  Persons,   shall  adopt  a  plan  of  complete
      liquidation  of each  2005-9  REMIC in the case of a  termination  under
      Section  10.01(a)(i).   Such  plan,  which  shall  be  provided  to  the
      Securities  Administrator by the Depositor,  shall meet the requirements of a  "qualified  liquidation"  under  Section  860F of the Code and any regulations thereunder.

(ii) the Depositor  shall notify the Trustee and the Securities  Administrator at the commencement of such 90-day  liquidation  period and, at or prior to the time of making  of the final  payment  on the  Certificates,  the
      Securities  Administrator  shall sell or otherwise dispose of all of the remaining  assets of the Trust Fund in accordance with the terms hereof;
      and

(iii) at or after the time of adoption of such a plan of complete  liquidation of any 2005-9 REMIC and at or prior to the final  Distribution Date, the
      Securities  Administrator  shall  sell for cash all of the assets of the
      Trust to or at the  direction of the  Depositor,  and each 2005-9 REMIC, shall terminate at such time.

(b) By their  acceptance  of the Residual  Certificates,  the Holders  thereof hereby  (i) agree to adopt such a plan of complete  liquidation of the related
2005-9  REMIC  upon the  written  request of the  Depositor,  and to take such action  in  connection  therewith  as  may  be  reasonably  requested  by  the
Depositor and (ii) appoint the Depositor as their attorney-in-fact,  with full power of  substitution,  for  purposes  of  adopting  such a plan of  complete liquidation.  The Trustee shall adopt such plan of  liquidation  by filing the appropriate  statement  on the final tax  return of each  2005-9  REMIC.  Upon complete  liquidation or final  distribution of all of the assets of the Trust
Fund, the Trust Fund and each 2005-9 REMIC shall terminate.

                                  ARTICLE XI

                           Miscellaneous Provisions

Section 11.01 Intent of  Parties.  The parties  intend that each 2005-9  REMIC shall be  treated as a REMIC for  federal  income  tax  purposes  and that the provisions  of this  Agreement  should be  construed  in  furtherance  of this intent.  Notwithstanding  any  other  express  or  implied  agreement  to  the contrary, the Seller, the Master Servicer, the Securities  Administrator,  the
Depositor,  the Trustee,  each recipient of the related Prospectus  Supplement and,  by its  acceptance  thereof,  each holder of a  Certificate,  agrees and acknowledges  that each party  hereto  has agreed  that each of them and their employees,  representatives  and other agents may disclose,  immediately  upon commencement of discussions,  to any and all persons the tax treatment and tax structure  of  the  Certificates  and  the  2005-9  REMICs,  the  transactions described  herein and all materials of any kind (including  opinions and other tax analyses)  that are provided to any of them relating to such tax treatment and tax structure  except where  confidentiality  is  reasonably  necessary to comply with the securities laws of any applicable  jurisdiction.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure"  have the meanings set forth in Treasury Regulation Sections 1.6011-4(c),  301.6111-2(c)
and 301.6112-1(d).

Section 11.02 Amendment.

(a) This  Agreement  may be  amended  from  time to time by the  Company,  the
Depositor,  the Master Servicer, the Securities Administrator and the Trustee,
without  notice to or the  consent  of any of the  Certificateholders,  to (i)
cure any ambiguity,  (ii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions  herein,  (iii) conform any provisions  herein to the provisions in the  Prospectus,  (iv) comply with any  changes  in the Code or (v) make any other  provisions  with  respect  to matters  or  questions  arising  under  this  Agreement  which  shall  not  be inconsistent with the provisions of this Agreement;  provided,  however,  that with  respect to clauses (iv) and (v) of this  Section  11.02(a),  such action shall not, as evidenced  by an Opinion of  Independent  Counsel,  addressed to the Trustee,  adversely  affect in any material  respect the  interests of any
Certificateholder.

(b) This  Agreement may also be amended from time to time by the Company,  the
Master Servicer, the Depositor,  the Securities Administrator and the Trustee,
with  the  consent  of  the  Holders  of  Certificates  evidencing  Fractional
Undivided Interests  aggregating not less than 51% of the Trust Fund or of the applicable  Class or  Classes,  if such  amendment  affects only such Class or
Classes,  for the  purpose  of adding any  provisions  to or  changing  in any manner or eliminating  any of the provisions of this Agreement or of modifying in any manner the rights of the  Certificateholders;  provided,  however, that no such amendment  shall  (i) reduce in any manner the amount of, or delay the timing of,  payments  received  on  Mortgage  Loans  which are  required to be distributed  on any  Certificate  without  the  consent  of the Holder of such
Certificate,  (ii) reduce the aforesaid percentage of Certificates the Holders of which are  required to consent to any such  amendment,  without the consent of the  Holders of all  Certificates  then  outstanding,  or  (iii) cause  any
2005-9  REMIC to fail to qualify as a REMIC for federal  income tax  purposes, as evidenced  by an Opinion of  Independent  Counsel  addressed to the Trustee which shall be provided to the Trustee  other than at the  Trustee's  expense.
Notwithstanding  any other  provision of this  Agreement,  for purposes of the
giving  or  withholding  of  consents   pursuant  to  this   Section 11.02(b),
Certificates  registered  in the  name  of or  held  for  the  benefit  of the
Depositor, the Securities  Administrator,  the Master Servicer, or the Trustee
or any Affiliate thereof shall be entitled to vote their Fractional  Undivided
Interests with respect to matters affecting such Certificates.

(c) Promptly  after  the  execution  of any  such  amendment,  the  Securities
Administrator  shall furnish a copy of such amendment or written  notification of the substance of such amendment to each  Certificateholder and the Trustee, and the Trustee  shall then provide a copy of such  amendment or notice to the
Rating Agencies.

(d) In the case of an amendment under Section  11.02(b) above, it shall not be necessary for the  Certificateholders  to approve the particular  form of such an  amendment.  Rather,  it  shall  be  sufficient  if the  Certificateholders approve  the  substance  of  the  amendment.  The  manner  of  obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders  shall be subject  to such  reasonable  regulations  as the
Securities Administrator may prescribe.

(e) Prior to the  execution of any  amendment to this  Agreement,  the Trustee and the  Securities  Administrator  shall be entitled to receive and rely upon
an  Opinion  of  Counsel   addressed   to  the  Trustee  and  the   Securities
Administrator  stating that the  execution of such  amendment is authorized or permitted  by this  Agreement.  The Trustee and the  Securities  Administrator
may,  but shall not be  obligated  to,  enter  into any such  amendment  which affects  the  Trustee's  or  the  Securities  Administrator's  own  respective rights, duties or immunities under this Agreement.

Section 11.03 Recordation   of   Agreement.   To  the  extent   permitted   by
applicable  law, this Agreement is subject to  recordation in all  appropriate public  offices  for  real  property  records  in all the  counties  or  other comparable  jurisdictions in which any or all of the Mortgaged  Properties are situated,  and in any other appropriate  public recording office or elsewhere.
The Depositor shall effect such recordation,  at the expense of the Trust upon the request in writing of a  Certificateholder,  but only if such direction is accompanied  by an  Opinion  of  Counsel  (provided  at  the  expense  of  the
Certificateholder  requesting recordation) to the effect that such recordation
would   materially   and   beneficially    affect   the   interests   of   the
Certificateholders or is required by law.

Section 11.04 Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder  shall not terminate this
Agreement   or  the  Trust,   nor  entitle  such   Certificateholder's   legal
representatives  or  heirs to claim an  accounting  or to take any  action  or proceeding  in any court for a  partition  or  winding  up of the  Trust,  nor otherwise  affect the  rights,  obligations  and  liabilities  of the  parties hereto or any of them.

(b) Except as  expressly  provided in this  Agreement,  no  Certificateholders shall have any right to vote or in any manner otherwise  control the operation and management of the Trust,  or the  obligations of the parties  hereto,  nor
shall  anything   herein  set  forth,   or  contained  in  the  terms  of  the
Certificates,  be  construed so as to establish  the  Certificateholders  from time  to time  as  partners  or  members  of an  association;  nor  shall  any
Certificateholders  be under any  liability  to any third  Person by reason of any action taken by the parties to this  Agreement  pursuant to any  provision hereof.

(c) No  Certificateholder  shall have any right by virtue of any  provision of this  Agreement to institute  any suit,  action or  proceeding in equity or at law upon, under or with respect to this Agreement  against the Depositor,  the
Securities  Administrator,  the Master  Servicer or any  successor to any such parties unless (i) such  Certificateholder  previously shall have given to the
Securities  Administrator a written notice of a continuing  default, as herein provided,  (ii) the Holders of Certificates  evidencing  Fractional  Undivided
Interests  aggregating  not less than 51% of the Trust  Fund  shall  have made written request upon the Trustee to institute such action,  suit or proceeding in its own name as Trustee  hereunder  and shall have  offered to the  Trustee such  reasonable  indemnity  as it may require  against the costs and expenses and liabilities to be incurred therein or thereby,  and (iii) the Trustee, for
60 days after its  receipt of such  notice,  request  and offer of  indemnity, shall  have  neglected  or  refused  to  institute  any such  action,  suit or proceeding.

(d) No one or more  Certificateholders  shall  have any right by virtue of any
provision   of  this   Agreement   to   affect   the   rights   of  any  other
Certificateholders  or to obtain or seek to obtain priority or preference over any  other  such  Certificateholder,  or  to  enforce  any  right  under  this
Agreement,  except in the manner  herein  provided and for the equal,  ratable
and  common  benefit  of  all  Certificateholders.   For  the  protection  and
enforcement  of  the  provisions  of  this   Section 11.04,   each  and  every
Certificateholder  and the Trustee  shall be entitled to such relief as can be given either at law or in equity.

Section 11.05 Acts of Certificateholders.

(a) Any request, demand, authorization,  direction, notice, consent, waiver or
other   action   provided  by  this   Agreement   to  be  given  or  taken  by
Certificateholders   may  be  embodied  in  and   evidenced  by  one  or  more
instruments of substantially  similar tenor signed by such  Certificateholders in  person  or by an  agent  duly  appointed  in  writing.  Except  as  herein otherwise  expressly  provided,  such action shall become  effective when such instrument or instruments are delivered to the Securities  Administrator  and, where it is expressly  required,  to the Depositor.  Proof of execution of any such instrument or of a writing  appointing any such agent shall be sufficient for any purpose of this  Agreement and  conclusive in favor of the  Securities
Administrator  and  the  Depositor,  if made in the  manner  provided  in this
Section 11.05.

(b) The fact and date of the  execution  by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by a  certificate  of a notary  public or other  officer  authorized by law to take  acknowledgments  of deeds,  certifying that the individual  signing such instrument or writing  acknowledged to him the execution  thereof.  Where such execution  is  by a  signer  acting  in a  capacity  other  than  his  or  her individual  capacity,  such  certificate  or affidavit  shall also  constitute sufficient  proof of his or her authority.  The fact and date of the execution of any  such  instrument  or  writing,  or  the  authority  of the  individual executing  the  same,  may  also be  proved  in any  other  manner  which  the
Securities Administrator deems sufficient.

(c) The ownership of Certificates  (notwithstanding  any notation of ownership or other writing on such  Certificates,  except an  endorsement  in accordance
with  Section 5.02  made  on  a  Certificate   presented  in  accordance  with
Section 5.04)  shall be proved by the  Certificate  Register,  and neither the
Trustee, the Securities Administrator,  the Depositor, the Master Servicer nor
any  successor  to any such  parties  shall be  affected  by any notice to the contrary.

(d) Any request, demand, authorization,  direction, notice, consent, waiver or other action of the holder of any  Certificate  shall bind every future holder of the same  Certificate and the holder of every  Certificate  issued upon the registration  of transfer  or  exchange  thereof,  if  applicable,  or in lieu thereof with respect to anything  done,  omitted or suffered to be done by the
Trustee, the Securities  Administrator,  the Depositor, the Master Servicer or
any successor to any such party in reliance  thereon,  whether or not notation of such action is made upon such Certificates.

(e) In  determining  whether  the  Holders  of  the  requisite  percentage  of
Certificates   evidencing   Fractional  Undivided  Interests  have  given  any
request,  demand,   authorization,   direction,   notice,  consent  or  waiver
hereunder,  Certificates owned by the Trustee,  the Securities  Administrator, the  Depositor,  the  Master  Servicer  or  any  Affiliate  thereof  shall  be disregarded,  except as  otherwise  provided  in  Section 11.02(b)  and except that,  in  determining  whether the Trustee shall be protected in relying upon any  such  request,  demand,  authorization,  direction,  notice,  consent  or waiver,  only Certificates which a Responsible Officer of the Trustee actually knows to be so owned  shall be so  disregarded.  Certificates  which have been pledged  in good  faith to the  Trustee,  the  Securities  Administrator,  the
Depositor,  the Master  Servicer or any  Affiliate  thereof may be regarded as outstanding if the pledgor  establishes to the satisfaction of the Trustee the pledgor's right to act with respect to such  Certificates and that the pledgor is  not an  Affiliate  of  the  Trustee,  the  Securities  Administrator,  the
Depositor, or the Master Servicer, as the case may be.

Section 11.06 Governing  Law.  THIS  AGREEMENT AND THE  CERTIFICATES  SHALL BE
CONSTRUED  IN  ACCORDANCE  WITH  THE LAWS OF THE  STATE  OF NEW  YORK  WITHOUT
REFERENCE  TO ITS  CONFLICT OF LAWS RULES  (OTHER THAN  SECTION  5-1401 OF THE
GENERAL  OBLIGATIONS  LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE
CHOICE  OF SUCH  LAW AS THE  GOVERNING  LAW  HEREUNDER)  AND THE  OBLIGATIONS,
RIGHTS  AND  REMEDIES  OF  THE  PARTIES   HEREUNDER  SHALL  BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

Section 11.07 Notices.  All demands and notices  hereunder shall be in writing and shall be deemed given when delivered at (including  delivery by facsimile)
or mailed by registered mail, return receipt  requested,  postage prepaid,  or by recognized  overnight  courier,  to (i) in the case of the  Depositor,  383
Madison    Avenue,    New   York,    New   York   10179,    Attention:    Vice
President-Servicing,  telecopier  number:  (212)  272-5591,  or to such  other address as may hereafter be furnished to the other parties  hereto in writing;
(ii) in the case of the Trustee,  at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties  hereto in writing;
(iii) in  the case of the  Company,  383 Madison  Avenue,  New York,  New York
10179,   Attention:   Vice   President-Servicing,   telecopier  number:  (212)
272-5591,  or to such other address as may hereafter be furnished to the other parties  hereto  in  writing;  (iv) in the  case  of the  Master  Servicer  or
Securities  Administrator,  Wells Fargo Bank, National  Association,  P.O. Box
98,  Columbia  Maryland 21046 (or, in the case of overnight  deliveries,  9062
Old Annapolis  Road,  Columbia,  Maryland 21045)  (Attention:  Corporate Trust
Services  - BSALTA  2005-9),  facsimile  no.:  (410)  715-2380,  or such other address as may hereafter be furnished to the other parties  hereto in writing;
or (v) in the case of the Rating Agencies,  Moody's Investors  Service,  Inc.,
99 Church Street,  New York, New York 10007 and Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.,  55 Water  Street,  New York,  New York
10041.  Any  notice  delivered  to the  Depositor,  the Master  Servicer,  the
Securities  Administrator  or  the  Trustee  under  this  Agreement  shall  be effective  only upon  receipt.  Any notice  required or permitted to be mailed to a  Certificateholder,  unless otherwise provided herein,  shall be given by first-class mail,  postage prepaid,  at the address of such  Certificateholder as shown in the  Certificate  Register.  Any notice so mailed  within the time prescribed in this Agreement shall be conclusively  presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

Section 11.08 Severability   of  Provisions.   If  any  one  or  more  of  the
covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed  severed from the  remaining  covenants,  agreements, provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

Section 11.09 Successors and Assigns.  The provisions of this Agreement  shall be binding  upon and inure to the  benefit of the  respective  successors  and assigns of the parties hereto.

Section 11.10 Article and  Section Headings.  The article and section headings herein  are for  convenience  of  reference  only,  and  shall  not  limit  or otherwise affect the meaning hereof.

Section 11.11 Counterparts.  This  Agreement  may be  executed  in two or more counterparts  each of  which  when  so  executed  and  delivered  shall  be an original  but  all of  which  together  shall  constitute  one  and  the  same instrument.

Section 11.12 Notice to Rating  Agencies.  The article  and  section  headings herein  are for  convenience  of  reference  only,  and shall not  limited  or otherwise  affect the meaning  hereof.  The  Trustee  shall  promptly  provide notice to each Rating  Agency with respect to each of the following of which a
Responsible Officer of the Trustee has actual knowledge:

      1.    Any  material  change  or  amendment  to  this  Agreement  or  the
Servicing Agreements;

      2.    The occurrence of any Event of Default that has not been cured;

      3.    The  resignation  or  termination  of  the  Master  Servicer,  the
Trustee or the Securities Administrator;

      4.    The repurchase or substitution of any Mortgage Loans;

      5.    The final payment to Certificateholders; and

      6.    Any  change in the  location  of the  Master  Servicer  Collection
Account or the Distribution Account.

                                    [PSA]

      IN WITNESS WHEREOF, the Depositor,  the Trustee, the Master Servicer and
the  Securities  Administrator  have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS II INC., as Depositor

                                          By:   /s/ Baron Silverstein
                                          Name:  Baron Silverstein
                                          Title:    Senior Managing Director

                                          JPMORGAN CHASE BANK, NATIONAL
                                          ASSOCIATION, as Trustee

                                          By:    /s/ Peggy Remy
                                          Name:  Peggy Remy
                                          Title:    Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Master Servicer

                                          By:   /s/ Darron Woodus
                                          Name:  Darron Woodus
                                          Title: Assistant Vice President

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Securities
                                          Administrator

                                          By:   /s/ Darron Woodus
                                          Name:  Darron Woodus
                                          Title: Assistant Vice President

                                          EMC MORTGAGE CORPORATION

                                          By:    /s/ Dana Dillard
                                          Name:  Dana Dillard
                                          Title:

Accepted and Agreed as to
Sections 2.01, 2.02, 2.03, 2.04 and 9.09(c)
in its capacity as Seller

EMC MORTGAGE CORPORATION

By:   /s/ Jenna Kemp
Name: Jenna Kemp
Title:

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

      On the 30th day of September, 2005, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a
Vice President of Structured Asset Mortgage Investments II Inc., the
corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            /s/ Michelle Sterling
                                          Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK            )

      On the 30th day of September, 2005, before me, a notary public in and for said State, personally appeared Peggy Remy, known to me to be an Assistant
Vice President of JPMorgan Chase Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the
day and year in this certificate first above written.

                                             /s/ Rosita Walters
                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
CITY OF BALTIMORE       )

      On the 30th day of September, 2005, before me, a notary public in and for said State, personally appeared Darron C. Woodus, known to me to be an
Assistant Vice President of Wells Fargo Bank, National Association, the
entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the
day and year in this certificate first above written.

                                             /s/ Graham Oglesby
                                          Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        ) ss.:
CITY OF BALTIMORE       )

      On the 30th day of September, 2005, before me, a notary public in and for said State, personally appeared Darron C. Woodus, known to me to be an
Assistant Vice President of Wells Fargo Bank, National Association, the
entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/ Graham Oglesby
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of September, 2005, before me, a notary public in and for said State, personally appeared Dana Dillard, known to me to be
Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/ Louella Savage
                                          Notary Public

[Notarial Seal]

STATE OF TEXAS          )
                        ) ss.:
COUNTY OF DALLAS        )

      On the 30th day of September, 2005, before me, a notary public in and for said State, personally appeared Jenna Kemp, known to me to be
Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/ Louella Savage
                                          Notary Public

[Notarial Seal]

I-4

                                                                    APPENDIX 1

            Class Y Principal Reduction Amounts:  For any Distribution Date
the amounts by which the principal balances of the Class Y-1, Class Y-2,
Class Y-3, Class Y-4, Class Y-5 and Class Y-6 Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group I, Group II, Group III, Group IV, Group V and Group
VI determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding
Distribution Date (the "Group Interest Rate").  The Principal Reduction
Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual
Groups and their related Class Y and Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Certificates as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and
Class ZAA Certificates.  The Group Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest
Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

B. Determine which Group has the second lowest Group Interest Rate.  That
Group will be identified with Group BB and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class BB and Class ZBB Certificates.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That
Group will be identified with Group CC and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YCC and Class ZCC Certificates.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That
Group will be identified with Group DD and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YDD and Class ZDD Certificates.  The Group Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

E.  Determine which Group has the fifth lowest Group Interest Rate.  That
Group will be identified with Group EE and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YEE and Class ZEE Certificates.  The Group Interest Rate for that Group will be identified with N%.  If two or more Groups have the fifth lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

F.  Determine which Group has the highest Group Interest Rate.  That Group will be identified with Group FF and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YFF and
Class ZFF Certificates.  The Group Interest Rate for that Group will be identified with O%.  If two or more Groups have the highest Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs
A through F of this definition.

Second, apply the Generic Solution set forth below to determine the Class Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

            Generic Solution for the Class Y Principal Reduction Amounts:
For any Distribution Date, the amounts by which the principal balances of the
Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG
and Class YHH Certificates respectively will be reduced on such Distribution
Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =  the weighted average pass-through rate on the Group AA mortgage loans for interest to be distributed on the next succeeding Distribution Date.

K% =  the weighted average pass-through rate on the Group BB mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

L% =  the weighted average pass-through rate on the Group CC mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

M% =  the weighted average pass-through rate on the Group DD mortgage loans for interest to be distributed on the next succeeding Distribution Date.

N% =  the weighted average pass-through rate on the Group EE mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

O% =  the weighted average pass-through rate on the Group FF mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J%<=K%<=L%<=M%<=N%<=O%.

PJB =       the Group AA Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB =       the Group BB Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =       the Group DD Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PNB =       the Group EE Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

POB =       the Group FF Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB + O%POB )/
            (PJB + PKB + PLB + PMB + PNB + POB)

R11 = the weighted average of the Group AA, Group BB, Group CC, Group DD and
      Group EE Pass-Through Rates after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R12 = the Group FF Pass-Through Rate
      =     O%

R21 = the weighted average of the Group AA, Group BB, Group CC and Group DD
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R22 = the weighted average of the Group EE and Group FF Pass-Through Rates
      =     {N% (Pn - ΔPn) + O%
(Po - ΔPo)}/(Pn - ΔPn + Po - ΔPo)

R31 = the weighted average of the Group AA, Group BB and Group CC
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{(J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/
            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl)

R32 = the weighted average of the Group DD, Group EE and Group FF
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo)}/( Pm - ΔPm + Pn - ΔPn + Po - ΔPo )

R41 = the weighted average of the Group AA and Group BB Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) }/
            (Pj - ΔPj + Pk - ΔPk )

R42 = the weighted average of the Group CC, Group DD, Group EE and Group FF
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{ N% (Pn - ΔPn) + O% (Po - ΔPo) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

            ( Pn - ΔPn + Po - ΔPo + Pl - ΔPl + Pm - ΔPm )

R51 = the Group AA Pass-Through Rate after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =      J%

R52 = the weighted average of the Group BB, Group CC, Group DD, Group EE and
      Group FF Pass-Through Rates after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + K% (Pk - ΔPk) + L% (Pl - ΔPl)}/

            ( Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pk - ΔPk + Pl - ΔPl )

r11 = the weighted average of the Class YAA, Class YBB, Class YCC, Class YDD and Class YEE Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym + N% Yn )/
            (Yj + Yk + Yl + Ym + Yn)

r12 = the Class YFF Pass-Through Rate
     =      O%

r21 = the weighted average of the Class YAA, Class YBB, Class YCC and Class
      YDD Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r22 = the weighted average of the Class YEE and Class YFF Pass-Through Rates
     =      ( N% Yn + O% Yo )/( Yn + Yo )

r31 = the weighted average of the Class YAA, Class YBB and Class YCC
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r32 = the weighted average of the Class YDD, Class YEE and Class YFF
      Pass-Through Rates
     =      ( O% Yo + M% Ym + N% Yn )/( Yo + Ym + Yn )

r41 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r42 = the weighted average of the Class YCC, Class YDD, Class YEE and Class
      YFF Pass-Through Rates
     =      ( N% Yn + O% Yo + L% Yl + M% Ym )/( Yn + Yo + Yl + Ym )

r51 = the Class YAA
     =      J%

r52 = the weighted average of the Class YBB, Class YCC, Class YDD, Class YEE and Class YFF Pass-Through Rates
     =
( M% Ym + N% Yn + O% Yo + K% Yk + L% Yl )/( Ym + Yn + Yo + Yk + Yl )

Yj =  the principal balance of the Class YAA Certificates after distributions on the prior Distribution Date.

Yk =  the principal balance of the Class YBB Certificates after distributions on the prior Distribution Date.

Yl =  the principal balance of the Class YCC Certificates after distributions on the prior Distribution Date.

Ym =  the principal balance of the Class YDD Certificates after distributions on the prior Distribution Date.

Yn =  the principal balance of the Class YEE Certificates after distributions on the prior Distribution Date.

Yo =  the principal balance of the Class YFF Certificates after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

ΔYo =       the Class YFF Principal Reduction Amount.

Zj =  the principal balance of the Class ZAA Certificates after distributions on the prior Distribution Date.

Zk =  the principal balance of the Class ZBB Certificates after distributions on the prior Distribution Date.

Zl =  the principal balance of the Class ZCC Certificates after distributions on the prior Distribution Date.

Zm =  the principal balance of the Class ZDD Certificates after distributions on the prior Distribution Date.

Zn =  the principal balance of the Class ZEE Certificates after distributions on the prior Distribution Date.

Zo =  the principal balance of the Class ZFF Certificates after distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

ΔZo =       the Class ZFF Principal Reduction Amount.

Pj =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the aggregate principal balance of the Class YBB and Class ZBB
      Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl =  the aggregate principal balance of the Class YCC and Class ZCC
      Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

Po =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yo + Zo

ΔPj = the aggregate amount of principal reduction occurring with respect to the Group AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA
      =     the aggregate of the Class YAA and Class ZAA Principal Reduction
      Amounts.
      =     ΔYj + ΔZj

ΔPk = the aggregate amount of principal reduction occurring with respect to the Group BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB
      =     the aggregate of the Class YBB and Class ZBB Principal Reduction
      Amounts.
      =     ΔYk + ΔZk

ΔPl=  the aggregate amount of principal reduction occurring with respect to the Group CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =      the aggregate of the Class YCC and Class ZCC Principal Reduction
      Amounts.
      =     ΔYl + ΔZl

ΔPm = the aggregate amount of principal reduction occurring with respect to the Group DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD
      =     the aggregate of the Class YDD and Class ZDD Principal Reduction
      Amounts.
      =     ΔYm + ΔZm

ΔPn = the aggregate amount of principal reduction occurring with respect to the Group EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE
      =     the aggregate of the Class YEE and Class ZEE Principal Reduction
      Amounts.
      =     ΔYn + ΔZn

ΔPo = the aggregate amount of principal reduction occurring with respect to the Group FF mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group FF
      =     the aggregate of the Class YFF and Class ZFF Principal Reduction
      Amounts.
      =     ΔYo + ΔZo

α =   .0005

γ1 =  (R - R11)/(R12 - R).  If R=>N%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R).  If R=>M%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R).  If R=>L%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R).  If R=>K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ5 =  (R - R51)/(R52 - R).  If R<K%, γ5 is a non-negative number.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl,
      ΔYm = Ym, ΔYn = Yn, and ΔYo = (Yo/Po)ΔPo

If γ5 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl
      = Yl, ΔYm = Ym, ΔYn = Yn, and ΔYo = Yo

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm,
      ΔYn, and ΔYo shall be defined as follows:

I.  If R=>N%, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

      Yj                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/(R11 - J%),                  if
      R11=> r11 and K%>R11=>J%.

δ1Yk =      0,                                              if R11< r11
      and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },         if R11< r11 and R11<K%;

      Yk                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn  )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11< r11
      and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

      Yl                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

δ1Ym =      0,                                              if R11< r11
      and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

            Ym                                        if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yn =      0,                                              if R11< r11
      and R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/
            { (R11 - N%)},                            if R11< r11 and
      M%<=R11<N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

      Yn                                              if R11=> r11 and
      R11=>N%;

      0,                                              if R11=> r11 and R11<N%.

δ1Yj, δ1Yk, δ1Yl, δ1Ym, and δ1Yn are numbers
      respectively between Yj, Yk, Yl, Ym and Yn and 0 such that
            {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.-
      δ1Yl) + M%( Ym.- δ1Ym) +
            N%( Yn.- δ1Yn) }/
            (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym + Yn.- δ1Yn )
            = R11.

Y11 =       Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym + Yn.- δ1Yn

P11 =       Pj + Pk + Pl + Pm + Pn

Z11 =       Zj + Zk + Zl + Zm + Zn

ΔY11 =      ΔYj - δ1Yj + ΔYk.- δ1Yk +
      ΔYl.- δ1Yl + ΔYm.- δ1Ym + ΔYn.-
      δ1Yn

ΔP11 =      ΔPj + ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ11 =      ΔZj + ΔZk + ΔZl + ΔZm + ΔZn.

1.    If Yo - α(Po - ΔPo) => 0, Y11- α(P11 - ΔP11) =>
   0, and γ1(P11 - ΔP11) < (Po - ΔPo), then
   ΔYo = Yo - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
2.    If Yo - α(Po - ΔPo) => 0, Y11 - α(P11 - ΔP11)
   => 0, and γ1(P11 - ΔP11) => (Po - ΔPo), then
   ΔYo = Yo - α(Po - ΔPo) and
   ΔY11 = Y11 - (α/γ1)(Po - ΔPo).
3.    If Yo - α(Po - ΔPo) < 0, Y11 - α(P11 - ΔP11) =>
   0, and Y11 - α(P11 - ΔP11) => Y11 - (Yo/γ1), then
   ΔYo = Yo - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
4.    If Yo - α(Po - ΔPo) < 0, Y11 - (Yo/γ1) => 0, and
   Y11 - α(P11 - ΔP11) <= Y11 - (Yo/γ1), then ΔYo = 0
   and ΔY11 = Y11 - (Yo/γ1).
5.    If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yo/γ1) < 0, and
   Yo - α(Po - ΔPo) <= Yo - (γ1Y11), then
   ΔYo = Yo - (γ1Y11) and ΔY11 = 0.
6.    If Y11 - α(P11 - ΔP11) < 0, Yo - α(Po - ΔPo) =>
   0, and Yo - α(Po - ΔPo) => Yo - (γ1Y11), then
   ΔYo = Yo - α(Po - ΔPo) and
   ΔY11 = Y11 - (α/γ1)(Po - ΔPo).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ] ΔY11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ] ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ] ΔY11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ] ΔY11

ΔYn = δ1Yn + [(Yn - δ1Yn )/Y11 ] ΔY11

ΔYo = δ1Yo + [(Yo - δ1Yo )/Y11 ] ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yo - ΔYo ) to (Y11 - ΔY11 ) equal to
      γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD,
      Class ZEE and Class ZFF Certificates is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances and the
      Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yo -
      ΔYo ) and whose denominator is the sum of (Yo - ΔYo) and
      (Zo - ΔZo) and (b) the fraction whose numerator is (Y11 -
      ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and
      (Z11 - ΔZ11) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl, ΔYm and ΔYn cannot be
achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm,
and ΔYn, as so defined is greater than the related one of ΔPj,
ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be
made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl,
ΔYm < ΔPm and ΔYn < ΔPn.

II.  If M%<=R<=N%, make the following additional definitions:

δ2Yj =      0,                                              if R21< r21;

      Yj                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl + Ym )/(R21 - J%),                       if
      R21=> r21 and K%>R21=>J%.

δ2Yk =      0,                                              if R21< r21
      and R21=>K%;
      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yk                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

δ2Yl =      0,                                              if R21< r21
      and R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yl                                              if R21=> r21 and
      N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      0,                                              if R21=> r21 and R21<L%.

δ2Ym =      0,                                              if R21< r21
      and R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )/
            { (R21 - M%) },                                 if R21< r21 and
      L%<=R21<M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Ym                                              if R21=> r21 and
      R21=>M%;

      0,                                              if R21=> r21 and R21<M%.

δ2Yn =      0,                                              if R22< r22;

      (R22- r22)( Yn + Yo )/(R22 - N%),                           if R22=>
      r22;

δ2Yo =      (R22- r22)( Yn + Yo)/(R22 - O%),
      if R22< r22;

      0,                                              if R22=> r22.

δ2Yj, δ2Yk, δ2Yl, δ2Ym, δ2Yn, and δ2Yo,
      are numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.-
      δ2Yl) + M%( Ym.- δ2Ym) + }/
                  (Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.-
      δ2Ym )
            = R21;
      and
            { N%( Yn.- δ2Yn) + O%(Yo - δ2Yo ) }/(Yn.- δ2Yn
      + Yo - δ2Yo)
            = R22.

Y21 =       Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.-
      δ2Ym

P21 =       Pj + Pk + Pl + Pm

Z21 =       Zj + Zk + Zl + Zm.

ΔY21 =      ΔYj - δ2Yj + ΔYk.- δ2Yk +
      )Yl.- δ2Yl + )Ym.- δ2Ym

ΔP21 =      ΔPj + ΔPk + )Pl + )Pm

ΔZ21 =      ΔZj + ΔZk + )Zl + )Zm.

Y22 =       Yn.- δ2Yn + Yo - δ2Yo.

P22 =       Pn + Po.

Z22 =       Zn + Zo.

ΔY22 =      ΔYn.- δ2Yn + ΔYo.- δ2Yo

ΔP22 =      ΔPn + ΔPo.

ΔZ22 = ΔZn + )Zo.

1.    If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21)
   => 0, and γ2(P21 - ΔP21) < (P22 - ΔP22), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
2.    If Y22 - α(P22 - ΔP22) => 0,
   Y21 - α(P21 - ΔP21) => 0, and γ2(P21 - ΔP21) =>
   (P22 - ΔP22), then ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).
3.    If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21)
   => 0, and Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
4.    If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
   Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then
   ΔY22 = 0 and ΔY21 = Y21 - (Y22/γ2).
5.    If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
   Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then
   ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.
6.    If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22)
   => 0, and Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then
   ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y21 ] ΔY21

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

ΔYo = δ2Yo + [(Yo - δ2Yo )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to
      γ2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD,
      Class ZEE and Class ZFF Certificates is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances and the
      Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y22 -
      ΔY22 ) and whose denominator is the sum of (Y22 - ΔY22) and
      (Z22 - ΔZ22) and (b) the fraction whose numerator is (Y21 -
      ΔY21) and whose denominator is the sum of (Y21 - ΔY21) and
      (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY21 among ΔYj, ΔYk, ΔYl, and ΔYm or ΔY22 among
ΔYn and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm, ΔYn  and ΔYo, as so defined is
greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo such an allocation shall be made as close as
possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm, ΔYn < ΔPn and ΔYo < ΔPo.

III.  If L%<=R<=M%, make the following additional definitions:

δ3Yj =      0,                                              if R31< r31;

      Yj                                              if R31=> r31 and
      R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yj/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      (R31- r31)( Yj + Yk + Yl )/(R31 - J%),                      if R31=>
      r31 and K%>R31=>J%.

δ3Yk =      0,                                              if R31< r31
      and R31=>K%;
      (R31- r31)( Yj + Yk + Yl )Yk/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yk                                              if R31=> r31 and
      R31=>M%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=>
      r31 and M%>R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      0,                                              if R31=> r31 and R31<K%.

δ3Yl =      0,                                              if R31< r31
      and R31=>L%;

      (R31- r31)( Yj + Yk + Yl )/
            { (R31 - L%) },                                 if R31< r31 and
      K%<=R31<L%;

      (R31- r31)( Yj + Yk + Yl )Yl/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yl                                              if R31=> r31 and
      M%>R31=>L%;

      0,                                              if R31=> r31 and R31<L%.

δ3Ym =      0,                                              if R32< r32;

      (R32- r32)( Ym + Yn + Yo )Ym/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      (R32- r32)( Ym + Yn + Yo )/ (R32 - M%),                     if R32=>
r32 and N%>R32=>M%;

δ3Yn =      0,                                              if R32< r32
      and R32=>N%;

      (R32- r32)( Ym + Yn + Yo)Yn/{ (R32 - N%)Yn + (R32 - O%)Yo },
      if R32< r32 and M%<=R32<N%;

      (R32- r32)( Ym + Yn + Yo )Yn/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      0,                                              if R32=> r32 and R32<P%.

δ3Yo =      (R32- r32)( Ym + Yn + Yo )/(R32 - O%),
      if R32< r32 and P%<=R32;

      (R32- r32)( Ym + Yn + Yo )Yo/{ (R32 - N%)Yn + (R32 - O%)Yo },     if
      R32< r32 and M%<=R32<N%;

      0,                                              if R32=> r32.

δ3Yj, δ3Yk, δ3Yl, δ3Ym, δ3Yn and δ3Yo are
      numbers respectively between Yj, Yk, Yl, Ym, Yn and Yo and 0 such that:
            {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) + L%( Yl.-
      δ3Yl) )}/
                  (Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl )
            = R31;
      and
            { M%( Ym.- δ3Ym) + N%( Yn.- δ3Yn) + O%(Yo -
      δ3Yo ) }/( Ym.- δ3Ym + Yn.- δ3Yn + Yo - δ3Yo)
            = R32.

Y31 =       Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl

P31 =       Pj + Pk + Pl

Z31 =       Zj + Zk + Zl

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk +
      ΔYl.- δ3Yl

ΔP31 =      ΔPj + ΔPk + ΔPl .

ΔZ31 =      ΔZj + ΔZk + ΔZl

Y32 =       Ym.- δ3Ym + Yn.- δ3Yn + Yo - δ3Yo.

P32 =       Pm + Pn + Po.

Z32 =       Zm + Zn + Zo.

ΔY32 =      ΔYm.- δ3Ym + ΔYn.- δ3Yn +
      ΔYo.- δ3Yo

ΔP32 =      ΔPm + ΔPn + ΔPo.

ΔZ32 =      ΔZm + ΔZn + ΔZo.

1.    If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31)
   => 0, and γ3(P31 - ΔP31) < (P32 - ΔP32), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
2.    If Y32 - α(P32 - ΔP32) => 0,
   Y31 - α(P31 - ΔP31) => 0, and γ3(P31 - ΔP31) =>
   (P32 - ΔP32), then ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).
3.    If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31)
   => 0, and Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
4.    If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
   Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then
   ΔY32 = 0 and ΔY31 = Y31 - (Y32/γ3).
5.    If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
   Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then
   ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.
6.    If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32)
   => 0, and Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then
   ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = δ3Yj + [(Yj - δ3Yj )/Y31 ] ΔY31

ΔYk = δ3Yk + [(Yk - δ3Yk )/Y31 ] ΔY31

ΔYl = δ3Yl + [(Yl - δ3Yl )/Y31 ] ΔY31

ΔYm = δ3Ym + [(Ym - δ3Ym )/Y32 ] ΔY32

ΔYn = δ3Yn + [(Yn - δ3Yn )/Y32 ] ΔY32

ΔYo = δ3Yo + [(Yo - δ3Yo )/Y32 ] ΔY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to
      γ3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD,
      Class ZEE and Class ZFF Certificates is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances and the
      Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y32 -
      ΔY32 ) and whose denominator is the sum of (Y32 - ΔY32) and
      (Z32 - ΔZ32) and (b) the fraction whose numerator is (Y31 -
      ΔY31) and whose denominator is the sum of (Y31 - ΔY31) and
      (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY31 among ΔYj, ΔYk and ΔYl or ΔY32 among ΔYm,
ΔYn and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, and ΔYl, ΔYm, and ΔYo, as so defined is greater
than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo, such an allocation shall be made as close as
possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm, ΔYn < ΔPn and ΔYo < ΔPo

IV.  If K%<=R<=L%, make the following additional definitions:

δ4Yj =      0,                                              if R41< r41;

      Yj                                              if R41=> r41 and
      L%>R41=>K%; and

      (R41- r41)( Yj + Yk )/(R41 - J%),                           if R41=>
      r41 and K%>R41=>J%.

δ4Yk =      0,                                              if R41< r41
      and R41=>K%;
      (R41- r41)( Yj + Yk )/
            { (R41 - K%) },                                 if R41< r41 and
      R41<K%;

      Yk                                              if R41=> r41 and
      L%>R41=>K%; and

      0,                                              if R41=> r41 and R41<K%.

δ4Yl =      0,                                              if R42< r42;

      (R42- r42)( Yl + Ym + Yn + Yo )Yl/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym },                      if R42=>
      r42 and N%>R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - L%),                       if
      R42=> r42 and M%>R42=>L%;

      0,                                              if R42=> r42 and R42<N%.

δ4Ym =      0,                                              if R42< r42
      and R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo },       if R42< r42
      and N%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yn + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym},                       if R42=>
      r42 and N%>R42=>M%;

      0,                                              if R42=> r42 and R42<M%.

δ4Yn =      0,                                              if R42< r42
      and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - N%)Yn + (R42 - O%)Yo},                 if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yn/
            { (R42 - M%)Ym + (R42 - N%)Yp + (R42 - O%)Yo }, if R42< r42 and
      L%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42=>
      r42 and R42=>N%;

      0,                                              if R42=> r42 and R42<N%.

δ4Yo =      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - O%),
      if R42< r42 and N%<=R42;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - N%)Yn + (R42 - O%)Yo },                if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo }, if R42< r42 and
      N%<=R42<O%;

      0,                                              if R42=> r42.

δ4Yj, δ4Yk, δ4Yl, δ4Ym, and δ4Yo are numbers
      respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - δ4Yj ) + K%( Yk.- δ4Yk )}/
                  ( Yj - δ4Yj + Yk.- δ4Yk )
            = R41;
      and
            { L%( Yl.- δ4Yl) + M%( Ym.- δ4Ym) + N%( Yn.-
      δ4Yn) + O%(Yo - δ4Yo ) }/
                  (Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn + Yo -
      δ4Yo)
            = R42.

Y41 =       Yj - δ4Yj + Yk.- δ4Yk

P41 =       Pj + Pk.

Z41 =       Zj + Zk.

ΔY41 =      ΔYj - δ4Yj + ΔYk.- δ4Yk

ΔP41 =      ΔPj + ΔPk

ΔZ41 =      ΔZj + ΔZk

Y42 =       Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn + Yo -
      δ4Yo.

P42 =       Pl + Pm + Pn + Po.

Z42 =       Zl + Zm + Zn + Zo.

ΔY42 =      ΔYl.- δ4Yl + ΔYm.- δ4Ym +
      ΔYn.- δ4Yn + ΔYo.- δ4Yo

ΔP42 =      ΔPl + ΔPm + ΔPn + ΔPo.

ΔZ42 =      ΔZl + ΔZm + ΔZn + ΔZo.

1.    If Y42 - α(P42 - ΔP42) => 0, Y41- α(P41 - ΔP41)
   => 0, and γ4(P41 - ΔP41) < (P42 - ΔP42), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
2.    If Y42 - α(P42 - ΔP42) => 0,
   Y41 - α(P41 - ΔP41) => 0, and γ4(P41 - ΔP41) =>
   (P42 - ΔP42), then ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).
3.    If Y42 - α(P42 - ΔP42) < 0, Y41 - α(P41 - ΔP41)
   => 0, and Y41 - α(P41 - ΔP41) => Y41 - (Y42/γ4), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
4.    If Y42 - α(P42 - ΔP42) < 0, Y41 - (Y42/γ4) => 0, and
   Y41 - α(P41 - ΔP41) <= Y41 - (Y42/γ4), then
   ΔY42 = 0 and ΔY41 = Y41 - (Y42/γ4).
5.    If Y41 - α(P41 - ΔP41) < 0, Y41 - (Y42/γ4) < 0, and
   Y42 - α(P42 - ΔP42) <= Y42 - (γ4Y41), then
   ΔY42 = Y42 - (γ4Y41) and ΔY41 = 0.
6.    If Y41 - α(P41 - ΔP41) < 0, Y42 - α(P42 - ΔP42)
   => 0, and Y42 - α(P42 - ΔP42) => Y42 - (γ4Y41), then
   ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).

ΔYj = δ4Yj + [(Yj - δ4Yj )/Y41 ] ΔY41

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y41 ] ΔY41

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ]) Δ42

ΔYo = δ4Yo + [(Yo - δ4Yo )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y42 - ΔY42 ) to (Y41 - ΔY41 ) equal to
      γ4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD,
      Class ZEE and Class ZFF Certificates is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances and the
      Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y42 -
      ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and
      (Z42 - ΔZ42) and (b) the fraction whose numerator is (Y41 -
      ΔY41) and whose denominator is the sum of (Y41 - ΔY41) and
      (Z41 - ΔZ41) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY41 among ΔYj, and ΔYk or ΔY42 among ΔYl, ΔYm,
ΔYn and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm, ΔYn, and ΔYo,as so defined is
greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo, such an allocation shall be made as close as
possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, )Yl < ΔPl, ΔYm < )Pm,
ΔYn < ΔPn and ΔYo < ΔPo.

V.  If R<=K%, make the following additional definitions:

δ5Yj =      0,

δ5Yk =      0,                                              if R52< r52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%=>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl },                      if R52=>
      r52 and M%>R52=>L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )/(R52 - K%),                  if
      R52=> r52 and N%>R52=>M%;

δ5Yl =      0,                                              if R52< r52
      and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yl/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo },                        if R52< r52
      and K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym },             if
      R52=> r52 and N%>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl },                if R52=> r52 and
      K%>R52=>L%;

      0,                                              if R52=> r52 and R52<L%.

δ5Ym =      0,                                              if R52< r52
      and R52=>O%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%>R52=>M%;

      0,                                              if R52=> r52 and R52<M%.

δ5Yn =      0,                                              if R52< r52
      and R52=>P%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yn/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      0,                                              if R52=> r52 and R52<N%.

δ5Yo =      (R52- r52)( Yk + Yl + Ym + Yn + Yo)/(R52 - O%),
      if R52< r52 and N%<=R52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      0,                                              if R52=> r52.

δ5Yj, δ5Yk, δ5Yl, δ5Ym, δ5Yn, and δ5Yo
      are numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo, and 0 such that:
            {J%(Yj - δ5Yj )}/
                  ( Yj - δ5Yj )
            = R51;
      and
            { K%( Yk.- δ5Yk) + L%( Yl.- δ5Yl) + M%( Ym.-
      δ5Ym) + N%( Yn.- δ5Yn) + O%(Yo - δ5Yo ) }/
                  (Yk.- δ5Yk + Yl.- δ5Yl + Ym.- δ5Ym + Yn.-
      δ5Yn + Yo - δ5Yo)
            = R52.

Y51 =       Yj - δ5Yj

P51 =       Pj

Z51 =       Zj

ΔY51 =      ΔYj - δ5Yj

ΔP51 =      ΔPj

ΔZ51 =      ΔZj

Y52 =       Yk.- δ5Yk + Yl.- δ5Yl + Ym.- δ5Ym + Yn.-
      δ5Yn + Yo - δ5Yo.

P52 =       Pk + Pl + Pm + Pn + Po.

Z52 =       Zk + Zl + Zm + Zn + Zo.

ΔY52 =      ΔYm.- δ5Ym + ΔYn.- δ5Yn + Yo.-
      δ5Yo + ΔYp.- δ5Yp + ΔYq.- δ5Yq

ΔP52 =      ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ52 =      ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1.    If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51)
   => 0, and γ5(P51 - ΔP51) < (P52 - ΔP52), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
2.    If Y52 - α(P52 - ΔP52) => 0,
   Y51 - α(P51 - ΔP51) => 0, and γ5(P51 - ΔP51) =>
   (P52 - ΔP52), then ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3.    If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51)
   => 0, and Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
4.    If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and
   Y51 - α(P51 - ΔP51) <= Y51 - (Y52/γ5), then
   ΔY52 = 0 and ΔY51 = Y51 - (Y52/γ5).
5.    If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and
   Y52 - α(P52 - ΔP52) <= Y52 - (γ5Y51), then
   ΔY52 = Y52 - (γ5Y51) and ΔY51 = 0.
6.    If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52)
   => 0, and Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then
   ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).

ΔYj = Y51

ΔYk = δ5Yk + [(Yk - δ5Yk )/Y51 ] ΔY52

ΔYl = δ5Yl + [(Yl - δ5Yl )/Y51 ] ΔY52

ΔYm = δ5Ym + [(Ym - δ5Ym )/Y52 ] ΔY52

ΔYn = δ5Yn + [(Yn - δ5Yn )/Y52 ] ΔY52

ΔYo = δ5Yo + [(Yo - δ5Yo )/Y52 ] ΔY52

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y52 - ΔY52 ) to (Y51 -  ΔY51 ) equal
      to γ5 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution
      Date to which such provisions relate and assuring that the Principal
      Reduction Amount for each of the Class YAA, Class YBB, Class YCC, Class
      YDD, Class YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD,
      Class ZEE and Class ZFF Certificates is greater than or equal to zero for such Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class
      YBB Principal Balance less than or equal to 0.0005 of the sum of the
      Class YBB and Class ZBB Principal Balances, the Class YCC Principal
      Balance less than or equal to 0.0005 of the sum of the Class YCC and
      Class ZCC Principal Balances, the Class YDD Principal Balance less than or equal to 0.0005 of the sum of the Class YDD and Class ZDD Principal
      Balances, the Class YEE Principal Balance less than or equal to 0.0005 of the sum of the Class YEE and Class ZEE Principal Balances and the
      Class YFF Principal Balance less than or equal to 0.0005 of the sum of the Class YFF and Class ZFF Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and
3.    1Making the larger of (a) the fraction whose numerator is (Y52 -
      ΔY52 ) and whose denominator is the sum of (Y52 -ΔY52) and
      (Z52 - ΔZ52) and (b) the fraction whose numerator is (Y51 -
      ΔY51) and whose denominator is the sum of (Y51 - ΔY51) and
      (Z51 - ΔZ51) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY52 among ΔYk, ΔYl, and ΔYm, ΔYn, and ΔYo cannot be
achieved because one or more of )Yj, ΔYk, ΔYl, ΔYm,
ΔYn and ΔYo, as so defined is greater than the related one of
ΔPj, ΔPk, ΔPl, ΔPm, ΔPn, and ΔPo, such an
allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn and
ΔYo < ΔPo.

                                                                                 EXHIBIT A-1

                               FORM OF CLASS I-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

-------------------------------------------------------------------------------
Certificate No. 1                       Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class I-A Senior
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $____________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date: $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------

                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class I-A Certificates with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master servicer of the Mortgage Loans (the "Master
Servicer,"  which term  includes any  successors  thereto  under the  Agreement  referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date  specified  above (the  "Agreement"),  among SAMI II, as depositor  (the
"Seller"),  the Master Servicer,  Wells Fargo, as securities  administrator (the "Securities
Administrator"),  EMC Mortgage Corporation and JPMorgan Chase Bank, National Association, as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set  forth  in the  Agreement.  The  Securities  Administrator  will distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first
Distribution  Date  specified  above,  to the  Person  in whose  name  this  Certificate  is registered  at the close of business on the Business Day  immediately  preceding the related
Distribution  Date so long as such  Certificate  remains in book-entry  form (and otherwise, the close of business on the last Business Day of the month immediately  preceding the month of such  Distribution  Date),  an amount  equal to the product of the  Fractional  Undivided
Interest  evidenced by this Certificate and the amount (of interest,  if any) required to be distributed  to the  Holders  of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the Distribution Date in the month following the latest scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class I-A  Certificates  referred to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-2

                               FORM OF CLASS I-M CERTIFICATE

            THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER OF A CLASS I-M  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE
DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE OR
INTEREST  THEREIN,  THAT  EITHER  (I) SUCH  CERTIFICATE  IS RATED  AT  LEAST  "BBB-"  OR ITS
EQUIVALENT  BY  FITCH,  S&P  AND  MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH  "PLAN
ASSETS"?OF ANY PLAN, (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN  IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED  TRANSACTION CLASS EXEMPTION ("PTCE") 95-60,
AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class I-M Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:     $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------

                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class I-M  Certificates  with respect to a Trust Fund  consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master Servicer,  Wells Fargo, as securities  administrator (the "Securities
Administrator"),  EMC Mortgage Corporation and JPMorgan Chase Bank, National Association, as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set  forth  in the  Agreement.  The  Securities  Administrator  will distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first
Distribution  Date  specified  above,  to the  Person  in whose  name  this  Certificate  is registered  at the close of business on the Business Day  immediately  preceding the related
Distribution  Date so long as such  Certificate  remains in book-entry  form (and otherwise, the close of business on the last Business Day of the month immediately  preceding the month of such  Distribution  Date),  an amount  equal to the product of the  Fractional  Undivided
Interest  evidenced by this Certificate and the amount (of interest,  if any) required to be distributed  to the  Holders  of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the Distribution Date in the month following the latest scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner of a Class I-M  Certificate  or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or interest  therein,  that  either  (i) such  Certificate  is rated  at  least  "BBB-"  or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or investing with "plan assets"
of any Plan  ,(iii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account," as such term is defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class I-M  Certificates  referred to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-3

                            FORM OF CLASS I-B-[1][2] CERTIFICATE

            THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH BENEFICIAL OWNER OF A CLASS I-B-[1][2]  CERTIFICATE OR ANY INTEREST THEREIN SHALL
BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS ACQUISITION OR HOLDING OF THAT CERTIFICATE
OR  INTEREST  THEREIN,  THAT  EITHER (I) SUCH  CERTIFICATE  IS RATED AT LEAST  "BBB-" OR ITS
EQUIVALENT  BY  FITCH,  S&P  AND  MOODY'S,  (II) IT IS NOT A PLAN OR  INVESTING  WITH  "PLAN
ASSETS"? OF ANY PLAN, (III) (1) IT IS AN INSURANCE COMPANY,  (2) THE SOURCE OF FUNDS USED TO
ACQUIRE OR HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN  IS AN  "INSURANCE  COMPANY  GENERAL
ACCOUNT," AS SUCH TERM IS DEFINED IN PROHIBITED  TRANSACTION CLASS EXEMPTION ("PTCE") 95-60,
AND (3) THE CONDITIONS IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class I-B-[1][2] Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:     $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------

                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class  I-B-[1][2]  Certificates  with  respect  to a Trust  Fund  consisting primarily  of a pool of  adjustable  interest  rate  mortgage  loans  secured by first liens on one-to-four family residential  properties and sold by STRUCTURED
      ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master Servicer,  Wells Fargo, as securities  administrator (the "Securities
Administrator"),  EMC Mortgage Corporation and JPMorgan Chase Bank, National Association, as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set  forth  in the  Agreement.  The  Securities  Administrator  will distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first
Distribution  Date  specified  above,  to the  Person  in whose  name  this  Certificate  is registered  at the close of business on the Business Day  immediately  preceding the related
Distribution  Date so long as such  Certificate  remains in book-entry  form (and otherwise, the close of business on the last Business Day of the month immediately  preceding the month of such  Distribution  Date),  an amount  equal to the product of the  Fractional  Undivided
Interest  evidenced by this Certificate and the amount (of interest,  if any) required to be distributed  to the  Holders  of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the Distribution Date in the month following the latest scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

      Each beneficial owner of a Class I-B-[1][2]  Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or  interest  therein,  that  either (i) such  Certificate  is rated at least  "BBB-" or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or investing with "plan assets"
of any Plan  ,(iii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account," as such term is defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:                              j
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the  Class  I-B-[1][2]   Certificates   referred  to  in  the
within-mentioned Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-4

                             FORM OF CLASS I-B-[3] CERTIFICATE

            THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M,
CLASS I-B-1 AND CLASS I-B-2 CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE  SECURITIES  ADMINISTRATOR  OF A
LETTER  SUBSTANTIALLY  IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE
SECURITIES  ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES  ADMINISTRATOR
THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND
OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON USING
"PLAN  ASSETS"  OF  A  PLAN,  UNLESS  THE  PROPOSED   TRANSFEREE   PROVIDES  THE  SECURITIES
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER
AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE
SECURITIES  ADMINISTRATOR  THAT  THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT  THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES
ADMINISTRATOR  TO ANY  OBLIGATION  OR  LIABILITY  IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class I-B-[3] Senior
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:
                                        $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------

                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the  Class  I-B-[3]  Certificates  with  respect  to  a  Trust  Fund  consisting primarily  of a pool of  adjustable  interest  rate  mortgage  loans  secured by first liens on one-to-four family residential  properties and sold by STRUCTURED
      ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that Bear,  Stearns  Securities  Corp. is the registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial  ownership interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities administrator (the "Securities Administrator"),  EMC Mortgage Corporation and JPMorgan Chase
Bank,  National  Association,  as  trustee  (the  "Trustee"),  a summary  of  certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            The Securities  Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business  Day, the  immediately  following  Business Day (each,  a
"Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the
Person in whose name this  Certificate  is  registered  at the close of business on the last
Business Day of the month immediately  preceding the month of the related Distribution Date, an amount  equal to the  product of the  Fractional  Undivided  Interest  evidenced  by this
Certificate  and the amount required to be distributed to the Holders of Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution
Date in the month following the latest  scheduled  maturity date of any Mortgage Loan and is not  likely to be the date on which  the  Certificate  Principal  Balance  of this  Class of
Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator,  an Opinion of
Counsel  satisfactory  to it that such  transfer may be made without  such  registration  or qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee upon which such Opinion of Counsel is based.  None of the Seller,  the Securities
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under  the  Agreement  to  permit  the  transfer  of  such
Certificates  without  registration  or  qualification.  Any  Holder  desiring  to  effect a transfer of this  Certificate  shall be required to indemnify  the Trustee,  the  Securities
Administrator,  the Seller,  the Seller and the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            No transfer of this Class  I-B-[3]  Certificate  will be made unless the Trustee and the  Securities  Administrator  have  received  either (i)  opinion  of counsel  for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely  which is  satisfactory  to the  Securities  Administrator  that the  purchase  of this certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section 406 of the Employee  Retirement Income Security Act of
1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code, as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,   the  Trustee  or  the  Securities
Administrator  to any  obligation  or  liability  in  addition  to those  undertaken  in the
Agreement or (ii) a  representation  letter  stating that the  transferee  is not  acquiring directly or  indirectly  by, or on behalf of, an employee  benefit plan or other  retirement arrangement  (a  "Plan")  that is subject to Title I of ERISA,  and/or  Section  4975 of the
Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the  Servicing  Agreement and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the  amendment  thereof and of the Servicing  Agreement by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreement  in certain  limited  circumstances,  without  the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the   Class   I-B-[3]   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized  signatory of JPMorgan  Chase Bank, not
                                          in  its   individual   capacity   but   solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                               EXHIBIT A-5-1

                                FORM OF CLASS R CERTIFICATE

            THIS  CERTIFICATE  MAY NOT BE  HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE  TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE  SECURITIES  ADMINISTRATOR  OF A
LETTER  SUBSTANTIALLY  IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE
SECURITIES  ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES  ADMINISTRATOR
THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND
OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON USING
"PLAN  ASSETS"  OF  A  PLAN,  UNLESS  THE  PROPOSED   TRANSFEREE   PROVIDES  THE  SECURITIES
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER
AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE
SECURITIES  ADMINISTRATOR  THAT  THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT  THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES
ADMINISTRATOR  TO ANY  OBLIGATION  OR  LIABILITY  IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT.

            ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY
IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER AND THE
TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR  POLITICAL
SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY
OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS
ACTIVITIES  ARE  SUBJECT  TO TAX AND  EXCEPT FOR  FREDDIE  MAC,  A MAJORITY  OF ITS BOARD OF
DIRECTORS  IS NOT  SELECTED  BY SUCH  GOVERNMENTAL  UNIT),  (B) A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,
(C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF
THE  CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED  BY  CHAPTER  1 OF THE CODE  UNLESS  SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX
IMPOSED  BY  SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN
ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN
THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS  RELATING  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH PERSON  SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.

-------------------------------------------------------------------------------
Certificate No.1                        Percentage Interest: 100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $0.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:
                                        $0.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------

                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class R Certificates with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans  secured by first  liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that Bear,  Stearns  Securities  Corp. is the registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial  ownership interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities administrator (the "Securities Administrator"),  EMC Mortgage Corporation and JPMorgan Chase
Bank,  National  Association,  as  trustee  (the  "Trustee"),  a summary  of  certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

      Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set forth in the  Agreement  to the  effect  that (i) each  person  holding or acquiring any ownership  interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Securities  Administrator of, among other things, an affidavit to the effect that it is a United States Person and  Permitted  Transferee,  (iii)
any  attempted  or  purported  transfer of any  ownership  interest in this  Certificate  in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a United  States Person and a
Permitted  Transferee  acquires any ownership  interest in this  Certificate in violation of such  restrictions,  then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which purchaser may be the Seller,  or any affiliate of the Seller,  on such terms and conditions as the Seller may choose.

            The Securities  Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business  Day, the  immediately  following  Business Day (each,  a
"Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the
Person in whose name this  Certificate  is  registered  at the close of business on the last
Business Day of the month immediately  preceding the month of the related Distribution Date, an amount  equal to the  product of the  Fractional  Undivided  Interest  evidenced  by this
Certificate  and the amounts  required to be distributed to the Holders of  Certificates  of the same Class as this Certificate.  The Assumed Final Distribution Date is the Distribution
Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities Administrator for that purpose and designated in such notice.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator,  an Opinion of
Counsel  satisfactory  to it that such  transfer may be made without  such  registration  or qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee upon which such Opinion of Counsel is based.  None of the Seller,  the Securities
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under  the  Agreement  to  permit  the  transfer  of  such
Certificates  without  registration  or  qualification.  Any  Holder  desiring  to  effect a transfer of this  Certificate  shall be required to indemnify  the Trustee,  the  Securities
Administrator,  the Seller,  the Seller and the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            No transfer of this Class R Certificate  will be made unless the Trustee and the
Securities  Administrator have received either (i) opinion of counsel for the benefit of the
Trustee,  Master Servicer and the Securities  Administrator and which they may rely which is satisfactory  to the  Securities  Administrator  that the  purchase of this  certificate  is permissible  under  local law,  will not  constitute  or result in a  non-exempt  prohibited transaction  under Section 406 of the Employee  Retirement  Income  Security Act of 1974, as
amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code, as amended (the "Code")
and will not subject the Master  Servicer,  the Trustee or the Securities  Administrator  to
any  obligation  or liability  in addition to those  undertaken  in the  Agreement or (ii) a representation  letter stating that the  transferee is not acquiring  directly or indirectly by, or on behalf of, an employee  benefit plan or other  retirement  arrangement  (a "Plan")
that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using
"plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the  Class R  Certificates  referred  to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                               EXHIBIT A-5-2

                               FORM OF CLASS R-X CERTIFICATE

            THIS  CERTIFICATE  MAY NOT BE  HELD BY OR  TRANSFERRED  TO A  NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "RESIDUAL
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT"  AS THOSE  TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE  SECURITIES  ADMINISTRATOR  OF A
LETTER  SUBSTANTIALLY  IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE
SECURITIES  ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES  ADMINISTRATOR
THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND
OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON USING
"PLAN  ASSETS"  OF  A  PLAN,  UNLESS  THE  PROPOSED   TRANSFEREE   PROVIDES  THE  SECURITIES
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER
AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE
SECURITIES  ADMINISTRATOR  THAT  THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT  THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES
ADMINISTRATOR  TO ANY  OBLIGATION  OR  LIABILITY  IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT.

            ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY
IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE MASTER  SERVICER AND THE
TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE  UNITED  STATES,  ANY STATE OR  POLITICAL
SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY
OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS A CORPORATION IF ALL OF ITS
ACTIVITIES  ARE  SUBJECT  TO TAX AND  EXCEPT FOR  FREDDIE  MAC,  A MAJORITY  OF ITS BOARD OF
DIRECTORS  IS NOT  SELECTED  BY SUCH  GOVERNMENTAL  UNIT),  (B) A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR  INSTRUMENTALITY  OF EITHER OF THE FOREGOING,
(C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF
THE  CODE)  WHICH IS EXEMPT  FROM THE TAX  IMPOSED  BY  CHAPTER  1 OF THE CODE  UNLESS  SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX
IMPOSED  BY  SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D)  RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN
ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN
THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH
TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES
CERTAIN  ADDITIONAL   CONDITIONS  RELATING  TO  THE  FINANCIAL  CONDITION  OF  THE  PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,
SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF
A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT  WHATSOEVER  AND SUCH PERSON  SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY
PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.

-------------------------------------------------------------------------------
Certificate No.1                        Percentage Interest: 100%
-------------------------------------------------------------------------------
Class R-X
-------------------------------------------------------------------------------
Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $0.00
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:
                                        $0.00
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: ____________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class R-X Certificates with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that Bear,  Stearns  Securities  Corp. is the registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial  ownership interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities administrator (the "Securities Administrator"),  EMC Mortgage Corporation and JPMorgan Chase
Bank,  National  Association,  as  trustee  (the  "Trustee"),  a summary  of  certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

      Each  Holder of this  Certificate  will be  deemed  to have  agreed to be bound by the restrictions  set forth in the  Agreement  to the  effect  that (i) each  person  holding or acquiring any ownership  interest in this  Certificate  must be a United States Person and a
Permitted  Transferee,  (ii) the transfer of any ownership interest in this Certificate will be conditioned upon the delivery to the Securities  Administrator of, among other things, an affidavit to the effect that it is a United States Person and  Permitted  Transferee,  (iii)
any  attempted  or  purported  transfer of any  ownership  interest in this  Certificate  in violation of such  restrictions  will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a United  States Person and a
Permitted  Transferee  acquires any ownership  interest in this  Certificate in violation of such  restrictions,  then the Seller will have the right, in its sole discretion and without notice to the Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Seller,  which purchaser may be the Seller,  or any affiliate of the Seller,  on such terms and conditions as the Seller may choose.

            The Securities  Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business  Day, the  immediately  following  Business Day (each,  a
"Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the
Person in whose name this  Certificate  is  registered  at the close of business on the last
Business Day of the month immediately  preceding the month of the related Distribution Date, an amount  equal to the  product of the  Fractional  Undivided  Interest  evidenced  by this
Certificate  and the amounts  required to be distributed to the Holders of  Certificates  of the same Class as this Certificate.  The Assumed Final Distribution Date is the Distribution
Date in the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities Administrator for that purpose and designated in such notice.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator,  an Opinion of
Counsel  satisfactory  to it that such  transfer may be made without  such  registration  or qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee upon which such Opinion of Counsel is based.  None of the Seller,  the Securities
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under  the  Agreement  to  permit  the  transfer  of  such
Certificates  without  registration  or  qualification.  Any  Holder  desiring  to  effect a transfer of this  Certificate  shall be required to indemnify  the Trustee,  the  Securities
Administrator,  the Seller,  the Seller and the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            No  transfer of this Class R-X  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is satisfactory  to the Securities  Administrator  that the purchase of this  certificate is permissible  under  local law,  will not  constitute  or result in a  non-exempt  prohibited transaction  under Section 406 of the Employee  Retirement  Income  Security Act of 1974, as
amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code, as amended (the "Code")
and will not subject the Master  Servicer,  the Trustee or the Securities  Administrator  to
any  obligation  or liability  in addition to those  undertaken  in the  Agreement or (ii) a representation  letter stating that the  transferee is not acquiring  directly or indirectly by, or on behalf of, an employee  benefit plan or other  retirement  arrangement  (a "Plan")
that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using
"plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class R-X  Certificates  referred to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-6

                               FORM OF CLASS B-IO CERTIFICATE

            THIS  CERTIFICATE IS  SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, THE CLASS
M AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE  SECURITIES  ADMINISTRATOR  OF A
LETTER  SUBSTANTIALLY  IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE
SECURITIES  ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES  ADMINISTRATOR
THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND
OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON USING
"PLAN  ASSETS"  OF  A  PLAN,  UNLESS  THE  PROPOSED   TRANSFEREE   PROVIDES  THE  SECURITIES
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER
AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE
SECURITIES  ADMINISTRATOR  THAT  THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT  THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES
ADMINISTRATOR  TO ANY  OBLIGATION  OR  LIABILITY  IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT.

-------------------------------------------------------------------------------
Certificate No.1                        Variable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B-IO Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Date of Pooling and Servicing           Aggregate Initial Notional Amount of
                                        this Certificate as of the Cut-off
Agreement and Cut-off Date:             Date:
September 1, 2005                       $_____________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Notional Amount of this
First Distribution Date:                Certificate as of the Cut-off Date:
October 25, 2005                        $______________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:        CUSIP: ____________
November 25, 2035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class B-IO  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that Bear,  Stearns  Securities  Corp. is the registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial  ownership interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities administrator (the "Securities Administrator"),  EMC Mortgage Corporation and JPMorgan Chase
Bank,  National  Association,  as  trustee  (the  "Trustee"),  a summary  of  certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            Interest on this Certificate  will accrue during the calendar month  immediately preceding such Distribution  Date (as hereinafter  defined) on the Notional Amount hereof at a per  annum  rate  equal  to the  Pass-Through  Rate as set  forth  in the  Agreement.  The
Securities  Administrator  will  distribute on the 25th day of each month,  or, if such 25th day is not a Business Day, the  immediately  following  Business Day (each, a  "Distribution
Date"),  commencing on the first  Distribution  Date specified above, to the Person in whose name this  Certificate  is  registered  at the close of business on the last Business Day of the month immediately  preceding the month of the related Distribution Date, an amount equal to the product of the Fractional  Undivided  Interest  evidenced by this Certificate and the amount of interest  required to be  distributed to the Holders of  Certificates  of the same
Class as this Certificate.  The Assumed Final  Distribution Date is the Distribution Date in
the month following the latest scheduled maturity date of any Mortgage Loan.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator for that purpose and designated in such notice. The Class B-IO
Certificates  have no Certificate  Principal  Balance.  The Initial  Notional Amount of this
Certificate is set forth above.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator,  an Opinion of
Counsel  satisfactory  to it that such  transfer may be made without  such  registration  or qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee upon which such Opinion of Counsel is based.  None of the Seller,  the Securities
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under  the  Agreement  to  permit  the  transfer  of  such
Certificates  without  registration  or  qualification.  Any  Holder  desiring  to  effect a transfer of this  Certificate  shall be required to indemnify  the Trustee,  the  Securities
Administrator,  the Seller,  the Seller and the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            No transfer of this Class B-IO  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is satisfactory  to the Securities  Administrator  that the purchase of this  certificate is permissible  under  local law,  will not  constitute  or result in a  non-exempt  prohibited transaction  under Section 406 of the Employee  Retirement  Income  Security Act of 1974, as
amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code, as amended (the "Code")
and will not subject the Master  Servicer,  the Trustee or the Securities  Administrator  to
any  obligation  or liability  in addition to those  undertaken  in the  Agreement or (ii) a representation  letter stating that the  transferee is not acquiring  directly or indirectly by, or on behalf of, an employee  benefit plan or other  retirement  arrangement  (a "Plan")
that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using
"plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-IO Certificates  referred to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-7

                                FORM OF CLASS XP CERTIFICATE

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE  SECURITIES  ADMINISTRATOR  OF A
LETTER  SUBSTANTIALLY  IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE
SECURITIES  ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES  ADMINISTRATOR
THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND
OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON USING
"PLAN  ASSETS"  OF  A  PLAN,  UNLESS  THE  PROPOSED   TRANSFEREE   PROVIDES  THE  SECURITIES
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER
AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE
SECURITIES  ADMINISTRATOR  THAT  THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT  THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES
ADMINISTRATOR  TO ANY  OBLIGATION  OR  LIABILITY  IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT.

-------------------------------------------------------------------------------
Certificate No.1                        Percentage Interest: 100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class XP Senior
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Date of Pooling and Servicing           Aggregate Initial Certificate
                                        Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:
                                        $0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: ___________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
April 25, 2035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class XP Certificates  with respect to a Trust Fund consisting  primarily of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that Bear,  Stearns  Securities  Corp. is the registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial  ownership interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities administrator (the "Securities Administrator"),  EMC Mortgage Corporation and JPMorgan Chase
Bank,  National  Association,  as  trustee  (the  "Trustee"),  a summary  of  certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            The Securities  Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business  Day, the  immediately  following  Business Day (each,  a
"Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the
Person in whose name this  Certificate  is  registered  at the close of business on the last
Business Day of the month immediately  preceding the month of the related Distribution Date, an amount  equal to the  product of the  Fractional  Undivided  Interest  evidenced  by this
Certificate  and the amount required to be distributed to the Holders of Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution
Date in the month following the latest  scheduled  maturity date of any Mortgage Loan and is not  likely to be the date on which  the  Certificate  Principal  Balance  of this  Class of
Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator,  an Opinion of
Counsel  satisfactory  to it that such  transfer may be made without  such  registration  or qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee upon which such Opinion of Counsel is based.  None of the Seller,  the Securities
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under  the  Agreement  to  permit  the  transfer  of  such
Certificates  without  registration  or  qualification.  Any  Holder  desiring  to  effect a transfer of this  Certificate  shall be required to indemnify  the Trustee,  the  Securities
Administrator,  the Seller,  the Seller and the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            No  transfer  of this Class XP  Certificate  will be made unless the Trustee and the Securities  Administrator have received either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is satisfactory  to the Securities  Administrator  that the purchase of this  certificate is permissible  under  local law,  will not  constitute  or result in a  non-exempt  prohibited transaction  under Section 406 of the Employee  Retirement  Income  Security Act of 1974, as
amended  ("ERISA"),  and Section 4975 of the Internal  Revenue Code, as amended (the "Code")
and will not subject the Master  Servicer,  the Trustee or the Securities  Administrator  to
any  obligation  or liability  in addition to those  undertaken  in the  Agreement or (ii) a representation  letter stating that the  transferee is not acquiring  directly or indirectly by, or on behalf of, an employee  benefit plan or other  retirement  arrangement  (a "Plan")
that is subject to Title I of ERISA,  and/or  Section 4975 of the Code, or by a person using
"plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 20% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group I or (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Not in  its  individual  capacity  but  solely  as
                                          Trustee

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class XP  Certificates  referred  to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                 EXHIBIT A-8

                               FORM OF CLASS II-A CERTIFICATE

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

-------------------------------------------------------------------------------
Certificate No. 1                       Adjustable Pass-Through Rate
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Class II-A Senior
-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $____________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date: $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
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Master Servicer:                        CUSIP: __________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
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Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class II-A  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided Interest evidenced hereby in the beneficial  ownership interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of conventional  adjustable  rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II. The Mortgage
Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank, National
Association  ("Wells  Fargo") will act as master servicer of the Mortgage Loans (the "Master
Servicer,"  which term  includes any  successors  thereto  under the  Agreement  referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date  specified  above (the  "Agreement"),  among SAMI II, as depositor  (the
"Seller"),  the Master Servicer,  Wells Fargo, as securities  administrator (the "Securities
Administrator"),  EMC Mortgage Corporation and JPMorgan Chase Bank, National Association, as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set  forth  in the  Agreement.  The  Securities  Administrator  will distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first
Distribution  Date  specified  above,  to the  Person  in whose  name  this  Certificate  is registered  at the close of business on the Business Day  immediately  preceding the related
Distribution  Date so long as such  Certificate  remains in book-entry  form (and otherwise, the close of business on the last Business Day of the month immediately  preceding the month of such  Distribution  Date),  an amount  equal to the product of the  Fractional  Undivided
Interest  evidenced by this Certificate and the amount (of interest,  if any) required to be distributed  to the  Holders  of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the Distribution Date in the month following the latest scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 10% of the sum of (x) the  Cut-off  Date  Balance and (y) the  Pre-Funded  Amounts for Loan Group II or
(ii) the  Depositor,  based upon an Opinion of Counsel  addressed to the  Depositor  and the
Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial  risk exists that such REMIC status will be lost for the  then-current taxable  year.  The  exercise  of  such  right  will  effect  the  early  retirement  of the
Certificates.  In no event,  however,  will the Trust Fund created by the Agreement continue beyond the  expiration  of 21 years  after the death of certain  persons  identified  in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-A Certificates  referred to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                EXHIBIT A-10

                               FORM OF CLASS II-M CERTIFICATE

            THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  II-A
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER  OF A  CLASS  II-B-[1][2][3][4]  CERTIFICATE  OR ANY  INTEREST
THEREIN  SHALL BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS  ACQUISITION  OR HOLDING OF
THAT  CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER (I) SUCH  CERTIFICATE IS RATED AT LEAST
"BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S,  (II) IT IS NOT A PLAN OR INVESTING WITH
"PLAN ASSETS"?  OF ANY PLAN, (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS
USED TO  ACQUIRE OR HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN  IS AN  "INSURANCE  COMPANY
GENERAL  ACCOUNT,"  AS SUCH  TERM IS  DEFINED  IN  PROHIBITED  TRANSACTION  CLASS  EXEMPTION
("PTCE")  95-60,  AND (3) THE  CONDITIONS  IN  SECTIONS  I AND III OF PTCE  95-60  HAVE BEEN
SATISFIED.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class II-M Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:   $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: ___________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class II-M  Certificates  with respect to a Trust Fund consisting  primarily of a pool of adjustable  interest rate mortgage  loans secured by first liens on one-to-four family residential  properties and sold by STRUCTURED ASSET MORTGAGE
      INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master Servicer,  Wells Fargo, as securities  administrator (the "Securities
Administrator"),  EMC Mortgage Corporation and JPMorgan Chase Bank, National Association, as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set  forth  in the  Agreement.  The  Securities  Administrator  will distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first
Distribution  Date  specified  above,  to the  Person  in whose  name  this  Certificate  is registered  at the close of business on the Business Day  immediately  preceding the related
Distribution  Date so long as such  Certificate  remains in book-entry  form (and otherwise, the close of business on the last Business Day of the month immediately  preceding the month of such  Distribution  Date),  an amount  equal to the product of the  Fractional  Undivided
Interest  evidenced by this Certificate and the amount (of interest,  if any) required to be distributed  to the  Holders  of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the Distribution Date in the month following the latest scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner of a Class II-M  Certificate or any interest  therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that Certificate or interest  therein,  that  either  (i) such  Certificate  is rated  at  least  "BBB-"  or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or investing with "plan assets"
of any Plan  ,(iii)(1) it is an insurance  company,  (2) the source of funds used to acquire or hold the Certificate or interest  therein is an "insurance  company general  account," as such term is defined in Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (3) the
conditions in Sections I and III of PTCE 95-60 have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 10% of the sum of (x) the Cut-off Date Balance and (y) the Pre-Funded  Amounts for Loan Group IIor (ii)
the Depositor,  based upon an Opinion of Counsel  addressed to the Depositor and the Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the  then-current  taxable year. The exercise of such right will effect the early  retirement of the  Certificates.  In no event,  however,  will the Trust  Fund  created  by the  Agreement  continue  beyond  the expiration of 21 years after the death of certain persons identified in the Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class II-M Certificates  referred to in the  within-mentioned
Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                EXHIBIT A-10

                        FORM OF CLASS II-B-[1][2][3][4] CERTIFICATE

            THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO THE  CLASS  II-A
CERTIFICATES AND CLASS II-M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED
(THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO  AS  DESCRIBED  IN THE
AGREEMENT. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE
PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION  SHOWN BELOW.
ANYONE  ACQUIRING  THIS  CERTIFICATE  MAY ASCERTAIN  ITS  CERTIFICATE  PRINCIPAL  BALANCE BY
INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR  REGISTRATION OF TRANSFER,  EXCHANGE
OR  PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
ANY  PAYMENT IS MADE TO CEDE & CO.,  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  SINCE THE  REGISTERED  OWNER HEREOF,  CEDE & CO.,
HAS AN INTEREST HEREIN.

      EACH  BENEFICIAL  OWNER  OF A  CLASS  II-B-[1][2][3][4]  CERTIFICATE  OR ANY  INTEREST
THEREIN  SHALL BE DEEMED TO HAVE  REPRESENTED,  BY VIRTUE OF ITS  ACQUISITION  OR HOLDING OF
THAT  CERTIFICATE OR INTEREST  THEREIN,  THAT EITHER (I) SUCH  CERTIFICATE IS RATED AT LEAST
"BBB-" OR ITS EQUIVALENT BY FITCH, S&P AND MOODY'S,  (II) IT IS NOT A PLAN OR INVESTING WITH
"PLAN ASSETS"?  OF ANY PLAN, (III) (1) IT IS AN INSURANCE  COMPANY,  (2) THE SOURCE OF FUNDS
USED TO  ACQUIRE OR HOLD THE  CERTIFICATE  OR  INTEREST  THEREIN  IS AN  "INSURANCE  COMPANY
GENERAL  ACCOUNT,"  AS SUCH  TERM IS  DEFINED  IN  PROHIBITED  TRANSACTION  CLASS  EXEMPTION
("PTCE")  95-60,  AND (3) THE  CONDITIONS  IN  SECTIONS  I AND III OF PTCE  95-60  HAVE BEEN
SATISFIED.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class II-B-[1][2][3][4] Subordinate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:   $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: ___________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to
      the  Class   II-B-[1][2][3][4]   Certificates  with  respect  to  a  Trust  Fund
      consisting  primarily  of a pool of  adjustable  interest  rate  mortgage  loans secured by first liens on one-to-four family residential  properties and sold by
      STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This  certifies  that  Cede & Co.  is the  registered  owner  of the  Fractional
Undivided  Interest  evidenced hereby in the beneficial  ownership  interest of Certificates of the same Class as this  Certificate  in a trust (the "Trust Fund")  primarily  consisting of  conventional  adjustable  rate  mortgage  loans  secured by first liens on one- to four-
family  residential  properties  (collectively,  the "Mortgage  Loans") sold by SAMI II. The
Mortgage Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo Bank,
National  Association ("Wells Fargo") will act as master servicer of the Mortgage Loans (the
"Master  Servicer," which term includes any successors  thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among SAMI II, as depositor (the
"Seller"),  the Master Servicer,  Wells Fargo, as securities  administrator (the "Securities
Administrator"),  EMC Mortgage Corporation and JPMorgan Chase Bank, National Association, as
trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter. To the extent not defined herein,  capitalized terms used herein shall have the meaning  ascribed to them in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate  by virtue of its  acceptance  hereof  assents and by which such
Holder is bound.

            Interest on this  Certificate  will accrue  during the period from and including the  preceding  Distribution  Date (as  hereinafter  defined)  (or in the case of the  first
Distribution  Date,  from the Closing  Date) to and  including  the day prior to the current
Distribution  Date on the Certificate  Principal Balance hereof at a per annum rate equal to the  Pass-Through  Rate set  forth  in the  Agreement.  The  Securities  Administrator  will distribute  on the 25th day of each month,  or, if such 25th day is not a Business  Day, the immediately  following Business Day (each, a "Distribution  Date"),  commencing on the first
Distribution  Date  specified  above,  to the  Person  in whose  name  this  Certificate  is registered  at the close of business on the Business Day  immediately  preceding the related
Distribution  Date so long as such  Certificate  remains in book-entry  form (and otherwise, the close of business on the last Business Day of the month immediately  preceding the month of such  Distribution  Date),  an amount  equal to the product of the  Fractional  Undivided
Interest  evidenced by this Certificate and the amount (of interest,  if any) required to be distributed  to the  Holders  of  Certificates  of the same Class as this  Certificate.  The
Assumed Final  Distribution  Date is the Distribution Date in the month following the latest scheduled  maturity  date of any Mortgage Loan and is not likely to be the date on which the
Certificate Principal Balance of this Class of Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon and any Realized Losses allocable hereto.

      Each  beneficial  owner  of a  Class  II-B-[1][2][3][4]  Certificate  or any  interest therein  shall be deemed to have  represented,  by virtue of its  acquisition  or holding of that  Certificate or interest  therein,  that either (i) such  Certificate is rated at least
"BBB-" or its equivalent by Fitch, S&P and Moody's,  (ii) it is not a Plan or investing with
"plan  assets" of any Plan  ,(iii)(1)  it is an insurance  company,  (2) the source of funds used to  acquire or hold the  Certificate  or  interest  therein  is an  "insurance  company general  account,"  as such  term is  defined  in  Prohibited  Transaction  Class  Exemption
("PTCE")  95-60,  and (3) the  conditions  in  Sections  I and III of PTCE  95-60  have been satisfied.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the Servicing  Agreements and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the amendment  thereof and of the Servicing  Agreements by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreements  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 10% of the sum of (x) the  Cut-off  Date  Balance and (y) the  Pre-Funded  Amounts for Loan Group II or
(ii) the  Depositor,  based upon an Opinion of Counsel  addressed to the  Depositor  and the
Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial  risk exists that such REMIC status will be lost for the  then-current taxable  year.  The  exercise  of  such  right  will  effect  the  early  retirement  of the
Certificates.  In no event,  however,  will the Trust Fund created by the Agreement continue beyond the  expiration  of 21 years  after the death of certain  persons  identified  in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is one of the  Class  II-B-[1][2][3][4]  Certificates  referred  to in the within-mentioned Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                                                                EXHIBIT A-11

                          FORM OF CLASS II-B-[4][5][6] CERTIFICATE

            THIS  CERTIFICATE IS SUBORDINATED  IN RIGHT OF PAYMENT TO THE CLASS II-A,  CLASS
II-B-1,  CLASS  II-B-2,  CLASS  II-B-3 AND CLASS  II-B-4  CERTIFICATES  AS  DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR
INTEREST"  IN A "REAL  ESTATE  MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,
RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            THE CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE
PRINCIPAL PAYMENTS HEREON. ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES,
THE  CERTIFICATE   PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE
PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

            THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT"),  OR UNDER ANY STATE  SECURITIES  LAWS. THE
HOLDER  HEREOF,  BY  PURCHASING  THIS  CERTIFICATE,  AGREES  THAT  THIS  CERTIFICATE  MAY BE
REOFFERED,  RESOLD,  PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES
ACT AND OTHER  APPLICABLE  LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE  SECURITIES ACT
("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL
BUYER  WITHIN THE  MEANING OF RULE 144A (A "QIB"),  PURCHASING  FOR ITS OWN ACCOUNT OR A QIB
PURCHASING  FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED,  IN EACH CASE,  THAT THE
REOFFER,  RESALE,  PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN
CERTIFICATED  FORM TO AN "INSTITUTIONAL  ACCREDITED  INVESTOR" WITHIN THE MEANING THEREOF IN
RULE 501(a)(1),  (2), (3) or (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF
THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS  PURCHASING NOT FOR  DISTRIBUTION IN VIOLATION
OF THE  SECURITIES  ACT,  SUBJECT TO (A) THE RECEIPT BY THE  SECURITIES  ADMINISTRATOR  OF A
LETTER  SUBSTANTIALLY  IN THE FORM  PROVIDED  IN THE  AGREEMENT  AND (B) THE  RECEIPT BY THE
SECURITIES  ADMINISTRATOR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SECURITIES  ADMINISTRATOR
THAT SUCH REOFFER,  RESALE,  PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND
OTHER  APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE  SECURITIES LAWS OF
THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION.

            THIS  CERTIFICATE  MAY NOT BE ACQUIRED  DIRECTLY OR INDIRECTLY  BY, OR ON BEHALF
OF, AN EMPLOYEE BENEFIT PLAN OR OTHER  RETIREMENT  ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO
TITLE I OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  AND/OR SECTION
4975 OF THE INTERNAL  REVENUE CODE OF 1986,  AS AMENDED (THE  "CODE"),  OR BY A PERSON USING
"PLAN  ASSETS"  OF  A  PLAN,  UNLESS  THE  PROPOSED   TRANSFEREE   PROVIDES  THE  SECURITIES
ADMINISTRATOR  WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE  TRUSTEE,  MASTER  SERVICER
AND THE SECURITIES  ADMINISTRATOR  AND ON WHICH THEY MAY RELY WHICH IS  SATISFACTORY  TO THE
SECURITIES  ADMINISTRATOR  THAT  THE  PURCHASE  OF THIS  CERTIFICATE  IS  PERMISSIBLE  UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER
SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED,  OR SECTION
4975 OF THE CODE AND WILL NOT SUBJECT  THE MASTER  SERVICER,  THE TRUSTEE OR THE  SECURITIES
ADMINISTRATOR  TO ANY  OBLIGATION  OR  LIABILITY  IN  ADDITION  TO THOSE  UNDERTAKEN  IN THE
AGREEMENT.

-------------------------------------------------------------------------------
Certificate No.1                        Adjustable Pass-Through Rate
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class II-B-[4][5][6] Senior
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Aggregate Initial Certificate
Date of Pooling and Servicing           Principal Balance of this Certificate
Agreement and Cut-off Date:             as of the Cut-off Date:
September 1, 2005                       $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        Initial Certificate Principal Balance
First Distribution Date:                of this Certificate as of the Cut-off
October 25, 2005                        Date:
                                        $__________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Master Servicer:                        CUSIP: ____________
Wells Fargo Bank, National Association
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Assumed Final Distribution Date:
November 25, 2035
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        BEAR STEARNS ALT-A TRUST 2005-9
                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

      evidencing a fractional  undivided  interest in the  distributions  allocable to the Class  II-B-[4][5][6]  Certificates  with respect to a Trust Fund consisting primarily  of a pool of  adjustable  interest  rate  mortgage  loans  secured by first liens on one-to-four family residential  properties and sold by STRUCTURED
      ASSET MORTGAGE INVESTMENTS II INC.

            This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage  Investments II Inc.
("SAMI II"), the Master  Servicer,  the Securities  Administrator or the Trustee referred to below or any of their  affiliates  or any other  person.  Neither this  Certificate  nor the underlying  Mortgage Loans are guaranteed or insured by any  governmental  entity or by SAMI
II, the Master Servicer or the Trustee or any of their affiliates or any other person.  None of SAMI II, the Master  Servicer or any of their  affiliates  will have any obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the
Certificates.

            This certifies that Bear,  Stearns  Securities  Corp. is the registered owner of the Fractional  Undivided Interest evidenced hereby in the beneficial  ownership interest of
Certificates of the same Class as this  Certificate in a trust (the "Trust Fund")  primarily consisting of conventional  adjustable rate mortgage loans secured by first liens on one- to four- family residential  properties  (collectively,  the "Mortgage Loans") sold by SAMI II.
The  Mortgage  Loans were sold by EMC Mortgage  Corporation  ("EMC") to SAMI II. Wells Fargo
Bank,  National  Association  ("Wells  Fargo")  will act as master  servicer of the Mortgage
Loans  (the  "Master  Servicer,"  which  term  includes  any  successors  thereto  under the
Agreement  referred  to below).  The Trust Fund was  created  pursuant  to the  Pooling  and
Servicing  Agreement dated as of the Cut-off Date specified above (the  "Agreement"),  among
SAMI II, as depositor  (the  "Seller"),  the Master  Servicer,  Wells Fargo,  as  securities administrator (the "Securities Administrator"),  EMC Mortgage Corporation and JPMorgan Chase
Bank,  National  Association,  as  trustee  (the  "Trustee"),  a summary  of  certain of the pertinent  provisions  of which is set forth  hereafter.  To the extent not defined  herein, capitalized  terms used  herein  shall have the meaning  ascribed to them in the  Agreement.
This  Certificate is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to  which  Agreement  the  Holder  of this  Certificate  by  virtue  of its acceptance hereof assents and by which such Holder is bound.

            The Securities  Administrator will distribute on the 25th day of each month, or, if such 25th day is not a Business  Day, the  immediately  following  Business Day (each,  a
"Distribution  Date"),  commencing on the first  Distribution  Date specified  above, to the
Person in whose name this  Certificate  is  registered  at the close of business on the last
Business Day of the month immediately  preceding the month of the related Distribution Date, an amount  equal to the  product of the  Fractional  Undivided  Interest  evidenced  by this
Certificate  and the amount required to be distributed to the Holders of Certificates of the same Class as this  Certificate.  The Assumed Final  Distribution  Date is the  Distribution
Date in the month following the latest  scheduled  maturity date of any Mortgage Loan and is not  likely to be the date on which  the  Certificate  Principal  Balance  of this  Class of
Certificates will be reduced to zero.

            Distributions on this  Certificate will be made by the Securities  Administrator by check  mailed to the  address of the  Person  entitled  thereto as such name and  address shall appear on the  Certificate  Register  or, if such Person so requests by notifying  the
Securities  Administrator  in writing  as  specified  in the  Agreement,  by wire  transfer.
Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice by the Securities  Administrator  of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency  appointed by the Securities  Administrator  for that purpose and  designated in such notice.  The initial
Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof  will be  reduced  to the extent of  distributions  allocable  to principal hereon.

            No  transfer  of this  Certificate  shall be made  unless the  transfer  is made pursuant  to an  effective  registration  statement  under the  Securities  Act of 1933,  as amended (the "1933 Act"), and an effective  registration or  qualification  under applicable state securities  laws, or is made in a transaction that does not require such  registration or  qualification.  In the event  that such a  transfer  of this  Certificate  is to be made without  registration  or  qualification,  the Trustee shall require  receipt of (i) if such transfer is purportedly  being made (a) in reliance upon Rule 144A under the 1933 Act or (b)
to a transferee that is an  "Institutional  Accredited  Investor" within the meaning of Rule
501(a)(1),  (2), (3) or (7) of Regulation D under the 1933 Act, written  certifications from the Holder of the  Certificate  desiring  to effect  the  transfer,  and from such  Holder's prospective transferee,  substantially in the forms attached to the Agreement as Exhibit F-1 or F-2, as applicable, and (ii) if requested by the Securities Administrator,  an Opinion of
Counsel  satisfactory  to it that such  transfer may be made without  such  registration  or qualification  (which Opinion of Counsel shall not be an expense of the Trust Fund or of the
Seller,  the  Trustee,  the  Securities  Administrator  or  the  Master  Servicer  in  their respective capacities as such), together with copies of the written  certification(s) of the
Holder of the Certificate  desiring to effect the transfer and/or such Holder's  prospective transferee upon which such Opinion of Counsel is based.  None of the Seller,  the Securities
Administrator  or the Trustee is obligated to register or qualify the Class of  Certificates specified on the face hereof under the 1933 Act or any other  securities  law or to take any action  not  otherwise  required  under  the  Agreement  to  permit  the  transfer  of  such
Certificates  without  registration  or  qualification.  Any  Holder  desiring  to  effect a transfer of this  Certificate  shall be required to indemnify  the Trustee,  the  Securities
Administrator,  the Seller,  the Seller and the Master  Servicer  against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.

            No transfer  of this Class  II-B-[4][5][6]  Certificate  will be made unless the
Trustee and the  Securities  Administrator  have received  either (i) opinion of counsel for the benefit of the Trustee, Master Servicer and the Securities  Administrator and which they may rely which is  satisfactory  to the Securities  Administrator  that the purchase of this certificate  is  permissible  under local law, will not constitute or result in a non-exempt prohibited  transaction under Section 406 of the Employee  Retirement Income Security Act of
1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code, as amended (the
"Code")  and  will  not  subject  the  Master  Servicer,   the  Trustee  or  the  Securities
Administrator  to any  obligation  or  liability  in  addition  to those  undertaken  in the
Agreement or (ii) a  representation  letter  stating that the  transferee  is not  acquiring directly or  indirectly  by, or on behalf of, an employee  benefit plan or other  retirement arrangement  (a  "Plan")  that is subject to Title I of ERISA,  and/or  Section  4975 of the
Code, or by a person using "plan assets" of a Plan.

            This  Certificate is one of a duly authorized  issue of Certificates  designated as set forth on the face hereof (the  "Certificates").  The Certificates,  in the aggregate, evidence the entire beneficial  ownership  interest in the Trust Fund formed pursuant to the
Agreement.

            The  Certificateholder,  by its acceptance of this  Certificate,  agrees that it will look solely to the Trust Fund for payment  hereunder  and that  neither the  Securities
Administrator  nor the Trustee is liable to the  Certificateholders  for any amount  payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

            This  Certificate  does not purport to summarize  the Agreement and reference is made to the  Agreement  for the  interests,  rights and  limitations  of  rights,  benefits, obligations  and duties  evidenced  hereby,  and the rights,  duties and  immunities  of the
Securities Administrator.

            The  Agreement  permits,  with  certain  exceptions  therein  provided:  (i) the amendment  thereof and of the  Servicing  Agreement and the  modification  of the rights and obligations  of the  Seller,  the Master  Servicer,  the  Securities  Administrator  and the
Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by
EMC, the Seller,  the Master Servicer,  the Securities  Administrator  and the Trustee,  and
(ii) the  amendment  thereof and of the Servicing  Agreement by the Master  Servicer and the
Trustee with the consent of the Holders of  Certificates,  evidencing  Fractional  Undivided
Interests  aggregating not less than 51% of the Trust Fund (or in certain cases,  Holders of
Certificates of affected  Classes  evidencing  such  percentage of the Fractional  Undivided
Interests  thereof).  Any such consent by the Holder of this Certificate shall be conclusive and  binding  on such  Holder and upon all future  Holders  of this  Certificate  and of any
Certificate  issued upon the  transfer  hereof or in lieu hereof  whether or not notation of such  consent is made upon this  Certificate.  The  Agreement  also  permits  the  amendment thereof  and of the  Servicing  Agreement  in certain  limited  circumstances,  without  the consent of the Holders of any of the Certificates.

            As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  the transfer of this  Certificate is registrable  with the Securities  Administrator upon surrender of this  Certificate for  registration of transfer at the offices or agencies maintained  by the  Securities  Administrator  for  such  purposes,  duly  endorsed  by,  or accompanied  by a written  instrument  of transfer in form  satisfactory  to the  Securities
Administrator  duly executed by the Holder hereof or such Holder's  attorney duly authorized in  writing,  and  thereupon  one or  more  new  Certificates  in  authorized  denominations representing  a  like  aggregate  Fractional  Undivided  Interest  will  be  issued  to  the designated transferee.

            The  Certificates are issuable only as registered  Certificates  without coupons in the Classes and  denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth, this Certificate is exchangeable for one or more new Certificates  evidencing the same Class and in the same aggregate Fractional
Undivided Interest, as requested by the Holder surrendering the same.

            No  service  charge  will  be  made  to  the  Certificateholders  for  any  such registration  of transfer,  but the Securities  Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection  therewith.
The Seller, the Master Servicer, the Trustee, the Securities  Administrator and any agent of any of them may treat the Person in whose name this  Certificate  is registered as the owner hereof for all  purposes,  and none of the Seller,  the Master  Servicer,  the Trustee,  the
Securities Administrator or any such agent shall be affected by notice to the contrary.

            The  obligations  created by the  Agreement  and the Trust Fund created  thereby
(other than the  obligations  to make  payments to  Certificateholders  with  respect to the termination of the Agreement)  shall  terminate upon the earlier of (i) the later of (A) the maturity or other  liquidation  (or Advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund and  disposition  of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any Mortgage  Loan and (B) the  remittance of all funds due under the Agreement,  or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage  Loans and other assets of the Trust Fund in  accordance  with the terms of the  Agreement.  Such optional  repurchase  may be made only if (i) the Scheduled  Principal
Balance of the  Mortgage  Loans at the time of any such  repurchase  is less than 10% of the sum of (x) the  Cut-off  Date  Balance and (y) the  Pre-Funded  Amounts for Loan Group II or
(ii) the  Depositor,  based upon an Opinion of Counsel  addressed to the  Depositor  and the
Trustee has determined  that the REMIC status of any REMIC under the Agreement has been lost or that a substantial  risk exists that such REMIC status will be lost for the  then-current taxable  year.  The  exercise  of  such  right  will  effect  the  early  retirement  of the
Certificates.  In no event,  however,  will the Trust Fund created by the Agreement continue beyond the  expiration  of 21 years  after the death of certain  persons  identified  in the
Agreement.

            Unless this  Certificate has been  countersigned  by an authorized  signatory of the Securities Administrator by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

            IN WITNESS WHEREOF, the Securities  Administrator has caused this Certificate to be duly executed.

Dated: September 30, 2005                             WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Not in  its  individual  capacity  but  solely  as
                                          Securities Administrator

                                          By:
                                                      Authorized Signatory

                         CERTIFICATE OF AUTHENTICATION

            This  is  one  of  the  Class  II-B-[4][5][6]  Certificates  referred  to in the within-mentioned Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION
                                          Authorized   signatory   of  Wells   Fargo   Bank,
                                          National   Association,   not  in  its  individual
                                          capacity but solely as Securities Administrator

                                          By:
                                                      Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED,  the undersigned  hereby sell(s),  assign(s) and transfer(s)
unto  __________________________________   (Please  print  or  typewrite  name  and  address
including  postal zip code of assignee) a  Fractional  Undivided  Interest  evidenced by the within Mortgage Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination  and Class,  to the above named assignee and deliver such  Certificate to the following address:

Dated:
                        Signature by or on behalf of assignor

                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions  shall be made,  by wire  transfer or  otherwise,  in  immediately
available    funds    to    _________________________________    for    the    account    of
_________________________   account  number  _____________,  or,  if  mailed  by  check,  to
______________________________.     Applicable    statements    should    be    mailed    to
_____________________________________________.

            This information is provided by  __________________,  the assignee  named above, or ________________________, as its agent.

                                            B-2

                                                                                   EXHIBIT B

                            MORTGAGE LOAN SCHEDULE

      The  Preliminary  and Final  Mortgage  Loan  Schedules  shall set forth the  following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original Principal Balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid Principal Balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code indicating whether the Mortgage Loan is negatively amortizing; and

(x)   which Mortgage  Loans adjust after an initial  fixed-rate  period of one, two,  three, five, seven or ten years.

Such  schedule  also  shall set forth for all of the  Mortgage  Loans,  the total  number of
Mortgage  Loans,  the total of each of the amounts  described  under (k) and (n) above,  the weighted average by principal  balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average  remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                                                     EXHIBIT C
                                  [RESERVED]

                                                                     EXHIBIT D

                       REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank, National Association
      4 New York Plaza, 6th Floor
      New York, New York 10004

RE:   Pooling and Servicing Agreement,  dated as of September 1, 2005 among Structured Asset
      Mortgage Investments II Inc., as depositor,  Wells Fargo Bank, National Association as master servicer and securities  administrator,  EMC Mortgage  Corporation and JPMorgan
      Chase  Bank,  National  Association,  as trustee,  issuing  Bear  Stearns  Alt-A Trust
      2005-9, Mortgage Pass-Through Certificates, Series 2005-9

      In connection  with the  administration  of the Mortgage Loans held by you pursuant to the  above-captioned  Pooling and Servicing  Agreement,  we request the release,  and hereby acknowledge  receipt,  of the Mortgage File for the Mortgage Loan described  below,  for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_____       1.    Mortgage Paid in Full and proceeds have been  deposited into the Custodial
                  Account

_____       2.    Foreclosure

_____       3.    Substitution

_____       4.    Other Liquidation

_____       5.    Nonliquidation             Reason:

_____       6.    California Mortgage Loan paid in full

                                          By:
                                             (authorized signer)

                                          Issuer:
                                          Address:

                                          Date:

                                                                                   EXHIBIT E

                                 FORM OF TRANSFER AFFIDAVIT

                                             Affidavit  pursuant  to Section  860E(e)(4)  of
                                             the Internal  Revenue Code of 1986, as amended,
                                             and for other purposes

STATE OF          )
                  )ss:
COUNTY OF         )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

      1.    That he is [Title of Officer] of [Name of Investor]  (record or beneficial owner of the Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through  Certificates,  Series 2005-9,
Class  R-__   Certificates)  (the  "Class  R  Certificates")   (the  "Owner"),   a  [savings
institution]  [corporation]  duly  organized  and  existing  under the laws of [the State of
_____] [the United States], on behalf of which he makes this affidavit.

      2.    That  the  Owner  (i) is  not  and  will  not be as of  [Closing  Date][date  of purchase] a  "disqualified  organization"  within the meaning of Section  860E(e)(5)  of the
Internal  Revenue Code of 1986, as amended (the "Code") or an "electing  large  partnership"
within the meaning of Section  775 of the Code,  (ii) will  endeavor to remain  other than a disqualified  organization  and an electing large  partnership for so long as it retains its ownership in the Class R Certificates  and (iii) is acquiring the Class R  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit and agreement in  substantially  the same form as this  affidavit and  agreement.  (For this purpose,  a "disqualified  organization"  means an electing large  partnership under Section
775 of the Code, the United States, any state or political  subdivision  thereof, any agency or  instrumentality  of any of the  foregoing  (other  than  an  instrumentality  all of the activities  of which are  subject to tax and,  except  for the  Federal  Home Loan  Mortgage
Corporation,  a  majority  of  whose  board  of  directors  is  not  selected  by  any  such governmental entity) or any foreign government,  international organization or any agency or instrumentality of such foreign government or organization,  any rural electric or telephone cooperative,  or any  organization  (other  than  certain  farmers'  cooperatives)  that  is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

      3.    That the Owner is aware (i) of the tax that  would be imposed  on  transfers  of
Class R Certificates to disqualified  organizations or electing large partnerships under the
Code, that applies to all transfers of Class R Certificates  after March 31, 1988; (ii) that such tax would be on the  transferor  (or,  with  respect to  transfers  to  electing  large partnerships,  on each such  partnership),  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman)  for a disqualified  organization,  on the agent;  (iii) that the person  (other  than with  respect to  transfers  to  electing  large partnerships)  otherwise  liable for the tax shall be relieved of  liability  for the tax if the  transferee  furnishes  to  such  person  an  affidavit  that  the  transferee  is not a disqualified  organization  and, at the time of  transfer,  such person does not have actual knowledge  that the  affidavit  is  false;  and (iv) that the  Class R  Certificates  may be
"noneconomic  residual  interests"  within the meaning of Treasury  regulations  promulgated pursuant to the Code and that the transferor of a noneconomic  residual interest will remain liable for any taxes due with  respect to the income on such  residual  interest,  unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4.    That the  Owner is aware of the tax  imposed  on a  "pass-through  entity"
holding  Class R  Certificates  if  either  the  pass-through  entity is an  electing  large partnership  under  Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified  organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated  investment company, a real estate  investment  trust or common trust fund, a partnership,  trust or estate,  and certain cooperatives.)

            5.    That the Owner is aware that the Trustee  will not  register  the transfer of any Class R Certificates unless the transferee,  or the transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in substantially  the same form as this affidavit and  agreement.  The Owner  expressly  agrees that it will not consummate any such transfer  if it  knows  or  believes  that  any of the  representations  contained  in  such affidavit and agreement are false.

            6.    That the Owner has reviewed the  restrictions set forth on the face of the
Class R  Certificates  and the  provisions  of Section  5.05 of the  Pooling  and  Servicing
Agreement under which the Class R Certificates  were issued.  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

            7.    That the Owner consents to any  additional  restrictions  or  arrangements that  shall  be  deemed  necessary  upon  advice  of  counsel  to  constitute  a  reasonable arrangement  to  ensure  that the  Class R  Certificates  will only be  owned,  directly  or indirectly, by an Owner that is not a disqualified organization.

            8.    The Owner's Taxpayer Identification Number is # _______________.

            9.    This  affidavit  and  agreement  relates only to the Class R  Certificates held by the  Owner  and not to any  other  holder  of the  Class R  Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10.   That no purpose of the Owner  relating to the transfer of any of the Class
R  Certificates  by the Owner is or will be to impede the  assessment  or  collection of any tax; in making this  representation,  the Owner warrants that the Owner is familiar with (i)
Treasury  Regulation  Section 1.860E-1 (c) and recent  amendments  thereto,  effective as of
August 19, 2002,  and (ii) the preamble  describing  the adoption of the  amendments to such regulation, which is attached hereto as Exhibit 1.

            11.   That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the  Certificates  remain outstanding.  In this  regard,  the Owner  hereby  represents  to and for the benefit of the person from whom it acquired the Class R  Certificates  that the Owner  intends to pay taxes associated  with holding such Class R Certificates  as they become due, fully  understanding that it may incur tax  liabilities  in excess  of any cash  flows  generated  by the Class R
Certificates.

            12.   That the  Owner  has no  present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy  proceeding  for so long as any of the Class R
Certificates remain outstanding.

            13.   The Owner is a citizen or resident of the United  States,  a  corporation, partnership  or other  entity  created  or  organized  in, or under the laws of,  the United
States  or any  political  subdivision  thereof,  or an estate or trust  whose  income  from sources  without the United States is  includable in gross income for United States  federal income tax purposes  regardless  of its  connection  with the conduct of a trade or business within the United States.

            14.   The Owner  hereby  agrees  that it will not cause  income from the Class R
Certificates to be attributable to a foreign  permanent  establishment or fixed base (within the  meaning of an  applicable  income tax  treaty)  of the Owner or another  United  States taxpayer.

            15.   (a)   The  Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with the  Company,  the  Trustee  and the  Master  Servicer  that  the  following statements in (1) or (2) are accurate:

                        (1)   The  Certificates  (i) are not being acquired by, and will not be  transferred  to, any  employee  benefit  plan within the meaning of section  3(3) of the
Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA") or other retirement arrangement,  including individual  retirement accounts and annuities,  Keogh plans and bank collective  investment  funds and insurance  company  general or separate  accounts in which such plans,  accounts or arrangements are invested,  that is subject to Section 406 of ERISA or Section 4975 of the Internal  Revenue Code of 1986 (the "Code") (any of the foregoing,  a
"Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the
Department of Labor ("DOL")  regulation,  29 C.F.R.  ? 2510.3-101 or otherwise  under ERISA, and (iii) will not be  transferred  to any entity that is deemed to be investing plan assets within the meaning of the DOL regulation, 29 C.F.R. ? 2510.3-101 or otherwise under ERISA;

                  (2)   The purchase of  Certificates is permissible  under  applicable law, will not constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the  Code,  will not  subject  the  Company,  the  Trustee  or the  Master  Servicer  to any
obligation in addition to those undertaken in the Pooling and Servicing  Agreement and, with respect to each  source of funds  ("Source")  being  used by the  Purchaser  to acquire  the
Certificates,  each  of the  following  statements  is  accurate:  (a) the  Purchaser  is an insurance  company;  (b) the Source is assets of the Purchaser's  "general account;" (c) the conditions set forth in Prohibited  Transaction Class Exemption ("PTCE") 95-60 issued by the
DOL have been  satisfied and the  purchase,  holding and transfer of  Certificates  by or on behalf of the  Purchaser  are exempt  under PTCE 95-60;  and (d) the amount of reserves  and liabilities  for such general  account  contracts  held by or on behalf of any Plan does not exceed 10% of the total reserves and  liabilities of such general account plus surplus as of the date hereof (for purposes of this clause,  all Plans maintained by the same employer (or affiliate  thereof) or employee  organization  are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (b)   The Owner will  provide the Trustee,  the Company and the Master  Servicer with an opinion of  counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee,  the  Company  and  the  Master  Servicer  to  the  effect  that  the  purchase  of
Certificates  is  permissible  under  applicable  law, will not  constitute or result in any non-exempt  prohibited  transaction  under  ERISA or  Section  4975 of the Code and will not subject the  Trustee,  the Company or the Master  Servicer to any  obligation  or  liability
(including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In  addition,  the Owner  hereby  certifies,  represents  and  warrants  to, and covenants  with,  the Company,  the Trustee and the Master  Servicer that the Owner will not transfer  such  Certificates  to any Plan or person  unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

            Capitalized  terms used but not defined herein shall have the meanings  assigned in the Pooling and Servicing Agreement.

      IN WITNESS  WHEREOF,  the  Investor has caused this  instrument  to be executed on its behalf,  pursuant to authority  of its Board of  Directors,  by its [Title of Officer]  this
____ day  of  _________, 20__.

                                    [NAME OF INVESTOR]

                                    By:
                                        [Name of Officer]
                                        [Title of Officer]
                                        [Address of Investor for receipt of distributions]

                                        Address of Investor for receipt of tax information:

      Personally  appeared before me the above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the [Title of
Officer] of the Investor,  and  acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

      Subscribed and sworn before me this ___ day of _________, 20___.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the ___ day of ___________________, 20___.

3

                                                                                 EXHIBIT F-1

                   FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                   ______________,200___

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2005-9

            Re:   Bear Stearns Alt-A Trust 2005-9
                  Mortgage Pass-Through Certificates, Series 2005-9, Class___

Ladies and Gentlemen:

      ______________  (the  "Purchaser")   intends  to  purchase  from  ______________  (the
"Seller")  $_________  initial  Certificate   Principal  Balance  of  Mortgage  Pass-Through
Certificates,  Series  2005-9,  Class  _____ (the  "Certificates"),  issued  pursuant to the
Pooling and  Servicing  Agreement  (the  "Pooling  and  Servicing  Agreement"),  dated as of
September 1, 2005 among  Structured  Asset  Mortgage  Investments II Inc., as depositor (the
"Seller"),  EMC Mortgage  Corporation,  Wells Fargo Bank,  National  Association,  as master servicer and securities  administrator,  and JPMorgan Chase Bank, National  Association,  as
trustee (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller and the Trustee that:

                  1.    The Purchaser  understands that (a) the  Certificates  have not been and will not be registered  or qualified  under the  Securities  Act of 1933, as amended (the "Act") or any state  securities law, (b) the Seller is not required to so register or qualify the  Certificates,  (c) the Certificates may be resold only if registered  and qualified  pursuant to the  provisions of the Act or any
            state   securities  law,  or  if  an  exemption  from  such   registration   and
            qualification  is available,  (d) the Pooling and Servicing  Agreement  contains
            restrictions   regarding   the  transfer  of  the   Certificates   and  (e)  the
            Certificates will bear a legend to the foregoing effect.

                  2.    The Purchaser is acquiring the  Certificates for its own account for investment  only  and not  with a view to or for  sale in  connection  with  any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.    The  Purchaser  is (a) a  substantial,  sophisticated  institutional investor  having  such  knowledge  and  experience  in  financial  and  business matters,  and, in particular,  in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor"  within the meaning of Rule 501 (a)
            promulgated pursuant to the Act.

                  4.    The Purchaser has been  furnished  with,  and has had an opportunity to review (a) a copy of the Pooling and  Servicing  Agreement and (b) such other information  concerning the  Certificates,  the Mortgage Loans and the Seller as
            has been  requested  by the  Purchaser  from the  Seller  or the  Seller  and is
            relevant  to  the  Purchaser's  decision  to  purchase  the  Certificates.   The
            Purchaser has had any questions  arising from such review answered by the Seller or the Seller to the satisfaction of the Purchaser.

                  5.    The  Purchaser has not and will not nor has it authorized or will it authorize  any  person to (a)  offer,  pledge,  sell,  dispose  of or  otherwise transfer any  Certificate,  any interest in any Certificate or any other similar security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate,  any interest in any
            Certificate  or any other similar  security  from any person in any manner,  (c)
            otherwise  approach or negotiate with respect to any  Certificate,  any interest in any Certificate or any other similar  security with any person in any manner,
            (d) make any  general  solicitation  by means of general  advertising  or in any other  manner or (e) take any other  action,  that (as to any of (a) through (e)
            above) would  constitute a distribution of any  Certificate  under the Act, that would render the  disposition of any Certificate a violation of Section 5 of the
            Act or  any  state  securities  law,  or  that  would  require  registration  or qualification  pursuant  thereto.  The  Purchaser  will  not  sell or  otherwise transfer any of the  Certificates,  except in compliance  with the provisions of the Pooling and Servicing Agreement.

                  6.    The  Purchaser (if the  Certificate  is not rated at least "BBB-" or its equivalent by Fitch, S&P or Moody's):

                        (a)         is not an employee benefit or other plan subject to the
            prohibited transaction provisions of the Employee Retirement Income Security
            Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
            of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29
            C.F.R. §2510.3-101; or

                        (b)    is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account"
            (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE")
            95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee, the Securities Administrator and the Master
Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.

-------------------------------------------------------------------------------
                                        Very truly yours,

                                        [PURCHASER]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                        By:

                                        Name:

                                        Title:
-------------------------------------------------------------------------------

                                                                                 EXHIBIT F-2

                       [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                  Description of Rule 144A Securities, including numbers:

            The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends  to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.          In connection with such transfer and in accordance with the agreements  pursuant to which the Rule 144A  Securities  were issued,  the Seller hereby  certifies the following facts:  Neither  the  Seller  nor anyone  acting on its  behalf  has  offered,  transferred, pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule
144A Securities or any other similar  security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities,  any interest in the Rule
144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner, or taken any other action,  that would constitute a distribution of the Rule 144A  Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration  pursuant thereto, and that the Seller has not offered the Rule 144A  Securities  to any person  other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2.          The Buyer  warrants and  represents  to, and  covenants  with,  the Seller,  the
Trustee and the Master  Servicer (as defined to the Pooling and Servicing  Agreement,  dated as of September 1, 2005 (the "Agreement"),  among the Company,  EMC, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"),  and JPMorgan Chase Bank, National  Association,
as trustee (the "Trustee")) as follows:

(a)         The Buyer  understands  that the Rule 144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

(b)         The Buyer considers itself a substantial,  sophisticated  institutional investor having such  knowledge and  experience  in financial  and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)         The  Buyer  has been  furnished  with all  information  regarding  the Rule 144A
      Securities that it has requested from the Seller, the Trustee or the Master Servicer.

(d)         Neither  the Buyer nor anyone  acting on its behalf  has  offered,  transferred, pledged,  sold or otherwise disposed of the Rule 144A Securities,  any interest in the
      Rule 144A  Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A Securities or any other similar  security from, or otherwise approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any  other  similar  security  with,  any  person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would constitute a distribution of the
      Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the
      Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it  authorized  or will it authorize  any person to act, in such manner with respect to the Rule 144A Securities.

(e)         The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule
      144A  under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule 144A
      Securities  for its own  account  or the  accounts  of other  qualified  institutional buyers,  understands  that  such  Rule  144A  Securities  may be  resold,  pledged  or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer  that  purchases  for  its  own  account  or  for  the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

            [3.   The Buyer (if the Rule 144A  Securities  are not rated at least  "BBB-" or its equivalent by Fitch, S&P or Moody's):

(a)         is not an employee  benefit or other plan subject to the prohibited  transaction provisions  of the  Employee  Retirement  Income  Security  Act of  1974,  as  amended
      ("ERISA"),  or  Section  4975 of the  Internal  Revenue  Code of 1986,  as  amended (a
      "Plan"),  or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting,  directly or  indirectly,  on behalf of or purchasing any
      Certificate  with "plan  assets" of any Plan within the meaning of the  Department  of
      Labor ("DOL") regulation at 29 C.F.R. § 2510.3-101; or

(b)         is an  insurance  company,  the source of funds to be used by it to purchase the
      Certificates  is an "insurance  company  general  account"  (within the meaning of DOL
      Prohibited  Transaction  Class Exemption  ("PTCE")  95-60),  and the purchase is being made in  reliance  upon  the  availability  of the  exemptive  relief  afforded  under
      Sections I and III of PTCE 95-60.]

            4.    This  document  may be  executed  in one or more  counterparts  and by the different  parties hereto on separate  counterparts,  each of which, when so executed, shall be deemed to be an original; such counterparts,  together,  shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer
By:                                      By:
   Name:                                    Name:
   Title:                                   Title:
Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
Date:                                    Date:

                                                                        ANNEX 1 TO EXHIBIT F

                  QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                  [For Buyers Other Than Registered Investment Companies]

            The  undersigned  hereby  certifies as follows in connection  with the Rule 144A
Investment Representation to which this Certification is attached:

1.          As indicated below, the undersigned is the President,  Chief Financial  Officer,
Senior Vice President or other executive officer of the Buyer.

2.          In  connection  with  purchases  by  the  Buyer,   the  Buyer  is  a  "qualified
institutional  buyer" as that term is defined in Rule 144A under the  Securities Act of 1933
("Rule  144A")  because  (i) the  Buyer  owned  and/or  invested  on a  discretionary  basis
$                                               in  securities   (except  for  the  excluded
securities  referred  to below) as of the end of the Buyer's  most recent  fiscal year (such amount being  calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

--    Corporation,  etc.  The Buyer is a  corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts  or similar business trust, partnership,  or charitable  organization  described in Section 501(c)(3) of the
            Internal Revenue Code.

--    Bank.  The Buyer (a) is a national  bank or banking  institution  organized  under the laws of any State,  territory or the District of Columbia, the business of which is  substantially  confined  to  banking  and  is  supervised  by the  State  or territorial  banking  commission  or similar  official  or is a foreign  bank or
            equivalent  institution,   and  (b)  has  an  audited  net  worth  of  at  least
            $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

--    Savings and Loan. The Buyer (a) is a savings and loan  association,  building and loan association,  cooperative bank,  homestead  association or similar  institution, which  is  supervised  and  examined  by a State  or  Federal  authority  having supervision  over  any  such  institutions  or is a  foreign  savings  and  loan association  or  equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--    Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15 of the
            Securities Exchange Act of 1934.

--    Insurance  Company.  The Buyer is an insurance  company whose primary and  predominant business  activity  is the  writing  of  insurance  or the  reinsuring  of risks underwritten  by insurance  companies and which is subject to supervision by the insurance  commissioner or a similar  official or agency of a State or territory or the District of Columbia.

--    State or Local Plan. The Buyer is a plan  established  and maintained by a State,  its political  subdivisions,  or any agency or  instrumentality  of the State or its political subdivisions, for the benefit of its employees.

--    ERISA  Plan.  The Buyer is an employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--    Investment  Adviser.   The  Buyer  is  an  investment  adviser  registered  under  the
            Investment Advisers Act of 1940.

--    SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
            Business  Administration  under  Section  301(c)  or (d) of the  Small  Business
            Investment Act of 1958.

--    Business  Development  Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

--    Trust  Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants  are exclusively  (a) plans  established and maintained by a
            State,  its  political  subdivisions,  or any agency or  instrumentality  of the
            State or its political  subdivisions,  for the benefit of its employees,  or (b)
            employee benefit plans within the meaning of Title I of the Employee  Retirement
            Income  Security  Act  of  1974,  but is  not a  trust  fund  that  includes  as participants individual retirement accounts or H.R. 10 plans.

3.          The term  "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer,  (ii) securities that are part of an unsold allotment to or  subscription  by the  Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit  notes and
certificates  of  deposit,  (iv)  loan  participations,   (v)  repurchase  agreements,  (vi)
securities  owned but subject to a repurchase  agreement and (vii)  currency,  interest rate and commodity swaps.

4.          For purposes of  determining  the aggregate  amount of  securities  owned and/or invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the  Buyer  and  did not  include  any of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer may have included securities  owned  by  subsidiaries  of  the  Buyer,  but  only  if  such  subsidiaries  are consolidated  with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the investments of such  subsidiaries are managed  under the Buyer's  direction.  However,  such  securities  were not included if the
Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.          The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the  seller to it and  other  parties  related  to the  Certificates  are  relying  and will continue to rely on the  statements  made herein  because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
Yes         No        Securities only for the Buyer's own account?
6.          If the answer to the  foregoing  question is "no",  the Buyer  agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account)  in  reliance  on Rule 144A,  the Buyer will only purchase  for the  account of a third party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In addition,  the Buyer agrees that the Buyer will not  purchase  securities  for a third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate  steps  contemplated by Rule 144A to  conclude  that such  third  party  independently  meets the  definition  of
"qualified institutional buyer" set forth in Rule 144A.
--------------------------------------------------------------------------------------------

7.          The Buyer will notify each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the
Buyer's   purchase  of  Rule  144A  Securities  will  constitute  a  reaffirmation  of  this certification as of the date of such purchase.

                                    Print Name of Buyer

                                    By:
                                         Name:
                                         Title:

                                    Date:

                                                                                 EXHIBIT F-3

                          FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                      , 20

Structured Asset Mortgage Investments II Inc.
383 Madison Avenue
New York, New York 10179

MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 2005-9

JPMorgan Chase Bank, National Association
4 New York Plaza, 6th Floor
New York, New York 10004

Attention: Bear Stearns Alt-A Trust 2005-9

            Re:   Mortgage Pass-Through Certificates, Series 2005-9

Ladies and Gentlemen:

            In   connection   with   the   sale   by                   (the   "Seller")   to
                    (the "Purchaser") of $           Initial  Certificate  Principal Balance
of Mortgage Pass-Through  Certificates,  Series 2005-9 (the "Certificates")  pursuant to the
Pooling and Servicing  Agreement,  dated as of September 1, 2005 (the "Pooling and Servicing
Agreement"),  among  Structured  Asset  Mortgage  Investments II Inc. (the  "Company"),  EMC
Mortgage  Corporation  ("EMC"),  Wells Fargo Bank,  N.A.,  as master  servicer  (the "Master
Servicer"),  and JPMorgan Chase Bank, National Association,  as trustee (the "Trustee"). The
Seller hereby  certifies,  represents  and warrants to, and covenants  with, the Company and the Trustee that:

            Neither  the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold, disposed of or otherwise transferred any Certificate,  any interest in any Certificate or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition or other transfer of any  Certificate,  any interest in any  Certificate  or any other similar  security  from any person in any manner,  (c) has otherwise  approached or  negotiated  with respect to any  Certificate,  any interest in any
Certificate  or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general  advertising  or in any other manner,  or (e) has taken any other  action,  that (as to any of (a)  through  (e)  above)  would  constitute  a distribution of the  Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any  Certificate a violation of Section 5 of the Act or any state securities law, or that would require  registration or qualification  pursuant thereto.  The
Seller will not act, in any manner set forth in the  foregoing  sentence with respect to any
Certificate.  The  Seller  has not  and  will  not  sell or  otherwise  transfer  any of the
Certificates,  except  in  compliance  with the  provisions  of the  Pooling  and  Servicing
Agreement.

                                    Very truly yours,

                                    (Seller)

                                    By:
                                    Name:
                                    Title:

                                            -7-

                                                                                   EXHIBIT G

                                FORM OF CUSTODIAL AGREEMENT

            THIS  CUSTODIAL  AGREEMENT (as amended and  supplemented  from time to time, the
"Agreement"),  dated as of September 30, 2005, by and among  JPMORGAN  CHASE BANK,  NATIONAL
ASSOCIATION,  as trustee (including its successors under the Pooling and Servicing Agreement defined below,  the "Trustee"),  STRUCTURED  ASSET MORTGAGE  INVESTMENTS II INC., as company
(together  with any  successor  in  interest,  the  "Company"),  WELLS FARGO BANK,  NATIONAL
ASSOCIATION,  as master servicer and securities  administrator  (together with any successor in interest or successor under the Pooling and Servicing  Agreement  referred to below,  the
"Master Servicer") and WELLS FARGO BANK, NATIONAL  ASSOCIATION,  as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                      WITNESSETH THAT:

            WHEREAS,  the  Company,  EMC,  the Master  Servicer and the Trustee have entered into a Pooling and  Servicing  Agreement,  dated as of  September  1, 2005,  relating to the issuance of Bear Stearns  ALT-A Trust 2005-9,  Mortgage  Pass-Through  Certificates,  Series
2005-9 (as in effect on the date of this  agreement,  the  "Original  Pooling and  Servicing
Agreement,"  and as amended and  supplemented  from time to time, the "Pooling and Servicing
Agreement"); and

            WHEREAS,  the  Custodian  has  agreed  to act as agent for the  Trustee  for the purposes of receiving and holding certain documents and other  instruments  delivered by the
Company or the Master  Servicer under the Pooling and Servicing  Agreement and the Servicers under their respective Servicing  Agreements,  all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW,  THEREFORE,  in  consideration of the premises and the mutual covenants and agreements  hereinafter  set forth,  the Trustee,  the Company,  the Master Servicer and the
Custodian hereby agree as follows:

                                         ARTICLE I
                                        DEFINITIONS

            Capitalized  terms used in this  Agreement and not defined herein shall have the meanings  assigned  in the  Original  Pooling  and  Servicing  Agreement,  unless  otherwise required by the context herein.

                                         ARTICLE II
                               CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.1 Custodian  to  Act as  Agent:  Acceptance  of  Mortgage  Files.  The
Custodian,  as the duly  appointed  agent of the  Trustee for these  purposes,  acknowledges
(subject to any exceptions noted in the Initial Certification  referred to in Section 2.3(a)
receipt of the Mortgage  Files  relating to the Mortgage  Loans  identified  on the schedule attached  hereto  (the  "Mortgage  Files")  and  declares  that it holds  and will hold such
Mortgage  Files as agent for the Trustee,  in trust,  for the use and benefit of all present and future Certificateholders.

            Section 2.2 Recordation  of  Assignments.  If any Mortgage  File includes one or more  assignments of Mortgage to the Trustee in a state which is specifically  excluded from the  Opinion  of  Counsel  delivered  by the  Seller  to the  Trustee  (with  a copy  to the
Custodian)  pursuant  to the  provisions  of  Section  2.01  of the  Pooling  and  Servicing
Agreement,  each such assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records,  and the
Company,  at no  expense  to the  Custodian,  shall  promptly  cause to be  recorded  in the appropriate  public office for real property  records each such  assignment of Mortgage and, upon receipt thereof from such public office,  shall return each such assignment of Mortgage to the Custodian.

            Section 2.3 Review of Mortgage Files.

(1)   On or prior to the Closing Date,  in  accordance  with Section 2.02 of the Pooling and
Servicing Agreement,  the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing  receipt  (subject to any exceptions noted
therein) of a Mortgage File for each of the Mortgage  Loans listed on the Schedule  attached hereto (the "Mortgage Loan Schedule").

(2)   Within  90 days of the  Closing  Date,  the  Custodian  agrees,  for  the  benefit  of
Certificateholders,  to review,  in  accordance  with the  provisions of Section 2.02 of the
Pooling and Servicing  Agreement,  each such  document,  and shall deliver to the Seller and the  Trustee an  Interim  Certification  in the form  annexed  hereto as Exhibit  Two to the effect that all such  documents  have been  executed and  received  and that such  documents relate to the Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  except for any exceptions listed on Schedule A attached to such Interim Certification.  The Custodian shall be under no duty or obligation to inspect,  review or examine said  documents,  instruments, certificates  or other  papers  to  determine  that the same are  genuine,  enforceable,  or appropriate  for the  represented  purpose or that they have  actually been recorded or that they are other than what they purport to be on their face.

(3)   Not later  than 180 days  after the  Closing  Date,  the  Custodian  shall  review the
Mortgage  Files as provided  in Section  2.02 of the Pooling  and  Servicing  Agreement  and
deliver to the Seller and the Trustee a Final  Certification  in the form annexed  hereto as
Exhibit Three evidencing the completeness of the Mortgage Files.

(4)   In reviewing  the Mortgage  Files as provided  herein and in the Pooling and Servicing
Agreement,  the Custodian shall make no representation as to and shall not be responsible to verify  (i)  the  validity,  legality,  enforceability,  due  authorization,  recordability, sufficiency  or  genuineness  of any of the documents  included in any Mortgage File or (ii)
the  collectibility,  insurability,  effectiveness or suitability of any of the documents in any Mortgage File.

      Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage
Loans missing from  the Mortgage Files.

            Section 2.4 Notification of Breaches of  Representations  and  Warranties.  Upon
discovery  by the  Custodian  of a breach  of any  representation  or  warranty  made by the
Company as set forth in the Pooling and Servicing  Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian  shall give prompt written notice to the Company, the related Servicer and the Trustee.

            Section 2.5 Custodian to Cooperate:  Release of Mortgage Files.  Upon receipt of written  notice from the Trustee that the Mortgage  Loan Seller has  repurchased  a Mortgage
Loan  pursuant to Article II of the Pooling and Servicing  Agreement,  and that the purchase price  therefore  has been  deposited  in the  Master  Servicer  Collection  Account  or the
Distribution  Account,  then the Custodian  agrees to promptly  release to the Mortgage Loan
Seller the related Mortgage File.

            Upon the Custodian's  receipt of a request for release (a "Request for Release")
substantially  in the form of Exhibit D to the Pooling and Servicing  Agreement  signed by a
Servicing  Officer of the related Servicer stating that it has received payment in full of a
Mortgage  Loan or that  payment  in full will be  escrowed  in a manner  customary  for such purposes,  the  Custodian  agrees  promptly to release to the related  Servicer  the related
Mortgage  File.  The Company shall  deliver to the  Custodian  and the  Custodian  agrees to accept the Mortgage Note and other documents  constituting the Mortgage File with respect to any Substitute Mortgage Loan.

            From time to time as is  appropriate  for the  servicing or  foreclosure  of any
Mortgage Loan, including, for this purpose,  collection under any Primary Mortgage Insurance
Policy,  the related Servicer shall deliver to the Custodian a Request for Release signed by a Servicing  Officer  requesting  that possession of all of the Mortgage File be released to the related  Servicer and certifying as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any of the Insurance  Policies.  Upon receipt of the foregoing,  the Custodian shall deliver the Mortgage File to the related  Servicer.  The related  Servicer shall cause each Mortgage
File or any  document  therein so released to be  returned  to the  Custodian  when the need therefore by the related  Servicer no longer  exists,  unless (i) the Mortgage Loan has been liquidated and the  Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the Master Servicer  Collection Account or the Distribution  Account or (ii) the Mortgage
File or such  document has been  delivered to an attorney,  or to a public  trustee or other public  official as required by law, for purposes of initiating or pursuing  legal action or other  proceedings  for the  foreclosure  of the  Mortgaged  Property  either  judicially or non-judicially,  and the related  Servicer has delivered to the Custodian a certificate of a
Servicing  Officer  certifying  as to the name  and  address  of the  Person  to which  such
Mortgage File or such document was delivered and the purpose or purposes of such delivery.

            At any time that a Servicer is  required  to deliver to the  Custodian a Request for Release,  the Servicer  shall deliver two copies of the Request for Release if delivered in hard copy or the  Servicer may furnish  such  Request for Release  electronically  to the
Custodian,  in which event the Servicing  Officer  transmitting  the same shall be deemed to have  signed the  Request  for  Release.  In  connection  with any  Request for Release of a
Mortgage File because of a repurchase of a Mortgage Loan,  such Request for Release shall be accompanied by an assignment of mortgage, without recourse,  representation or warranty from the Trustee to the  Mortgage  Loan Seller and the  related  Mortgage  Note shall be endorsed without  recourse,  representation or warranty by the Trustee (unless such Mortgage Note was a MERS Loan and not endorsed to the  Trustee)  and be returned to the Mortgage  Loan Seller.
In  connection  with any Request for  Release of a Mortgage  File  because of the payment in full of a Mortgage  Loan,  such Request for Release shall be accompanied by a certificate of satisfaction  or other similar  instrument to be executed by or on behalf of the Trustee and returned to the related Servicer.

            Section 2.6 Assumption  Agreements.  In the event that any assumption agreement, substitution  of liability  agreement  or sale of  servicing  agreement is entered into with respect to any Mortgage  Loan subject to this  Agreement  in  accordance  with the terms and provisions  of the Pooling  and  Servicing  Agreement,  the Master  Servicer,  to the extent provided in the related Servicing Agreement,  shall cause the related Servicer to notify the
Custodian that such  assumption or  substitution  agreement has been completed by forwarding to the Custodian the original of such assumption or substitution  agreement,  which shall be added to the related  Mortgage  File and, for all  purposes,  shall be  considered a part of such Mortgage File to the same extent as all other  documents and  instruments  constituting parts thereof.

                                        ARTICLE III
                                  CONCERNING THE CUSTODIAN

            Section 3.1 Custodian as Bailee and Agent of the  Trustee.  With respect to each
Mortgage  Note,  Mortgage and other  documents  constituting  each  Mortgage  File which are delivered  to the  Custodian,  the  Custodian  is  exclusively  the  bailee and agent of the
Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage for the benefit of any person other than the Trustee and the  Certificateholders and undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement,  no Mortgage Note, Mortgage or Mortgage  File shall be delivered by the  Custodian to the Company,  the Servicers or the
Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2 Reserved.

            Section 3.3 Custodian May Own  Certificates.  The Custodian in its individual or any other capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

            Section 3.4 Master  Servicer to Pay  Custodian's  Fees and Expenses.  The Master
Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian shall be  entitled  to,  reasonable  compensation  for all  services  rendered  by it in the exercise and  performance of any of the powers and duties  hereunder of the  Custodian,  and the Master  Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses,  disbursements  and advances  incurred or made by the Custodian in accordance with any of the provisions of this  Agreement  (including  the  reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not regularly in its employ), except any such  expense,  disbursement  or advance as may arise from its  negligence or bad faith or to the extent that such cost or expense is indemnified  by the Company  pursuant to the Pooling and Servicing Agreement.

            Section 3.5 Custodian  May Resign  Trustee May Remove  Custodian.  The Custodian
may resign from the  obligations  and duties hereby imposed upon it as such  obligations and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon receiving such notice of resignation,  the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint a  successor  Custodian  by  written  instrument,  in  duplicate,  one copy of which instrument  shall be  delivered to the  resigning  Custodian  and one copy to the  successor
Custodian.  If the  Trustee  shall  not have  taken  custody  of the  Mortgage  Files and no successor  Custodian  shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning  Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the  Custodian at any time with the consent of the Master
Servicer.  In such  event,  the Trustee  shall  appoint,  or  petition a court of  competent jurisdiction to appoint, a successor Custodian  hereunder.  Any successor Custodian shall be a  depository  institution  subject  to  supervision  or  examination  by  federal  or state authority,  shall be able to satisfy  the other  requirements  contained  in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

            Any  resignation  or removal of the  Custodian  and  appointment  of a successor
Custodian  pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor  Custodian.  The Trustee shall give prompt notice to the Company and the Master  Servicer of the  appointment of any successor  Custodian.  No successor  Custodian  shall be  appointed by the Trustee  without the prior  approval of the
Company and the Master Servicer.

            Section 3.6 Merger or  Consolidation  of  Custodian.  Any Person  into which the
Custodian  may be merged or  converted or with which it may be  consolidated,  or any Person resulting from any merger,  conversion or  consolidation  to which the Custodian  shall be a party, or any Person succeeding to the business of the Custodian,  shall be the successor of the Custodian hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7 Representations  of the Custodian.  The Custodian hereby  represents that it is a depository  institution  subject to  supervision or examination by a federal or state  authority,  has a  combined  capital  and  surplus  of at  least  $15,000,000  and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                         ARTICLE IV
                                  MISCELLANEOUS PROVISIONS

            Section 4.1 Notices.  All  notices,  requests,  consents  and  demands and other communications  required  under  this  Agreement  or  pursuant  to any other  instrument  or document  delivered  hereunder  shall  be in  writing  and,  unless  otherwise  specifically provided,  may be delivered personally,  by telegram or telex, or by registered or certified mail,  postage  prepaid,  return  receipt  requested,  at  the  addresses  specified  on the signature  page hereof  (unless  changed by the  particular  party  whose  address is stated
herein by similar  notice in  writing),  in which case the notice  will be deemed  delivered when received.

            Section 4.2 Amendments.  No  modification  or amendment of or supplement to this
Agreement  shall be valid or  effective  unless  the same is in  writing  and  signed by all parties  hereto,  and neither the Company,  the Master  Servicer nor the Trustee shall enter into any amendment  hereof except as permitted by the Pooling and Servicing  Agreement.  The
Trustee  shall give prompt  notice to the  Custodian of any  amendment or  supplement to the
Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.3 GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE  DEEMED A  CONTRACT  MADE
UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED  AND  ENFORCED IN  ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4 Recordation  of  Agreement.  To the extent  permitted by  applicable law, this  Agreement is subject to recordation  in all  appropriate  public offices for real property records in all the counties or other  comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are  situated,  and in any other  appropriate public recording office or elsewhere,  such recordation to be effected by the Company and at the  Trust's  expense,  but  only  upon  direction  accompanied  by an  Opinion  of  Counsel reasonably  satisfactory  to the  Company to the  effect  that the  failure  to effect  such
recordation   is  likely  to  materially   and   adversely   affect  the  interests  of  the
Certificateholders.

            For the purpose of  facilitating  the  recordation  of this  Agreement as herein provided  and for other  purposes,  this  Agreement  may be executed  simultaneously  in any number of counterparts,  each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

            Section 4.5 Severability  of  Provisions.  If any one or more of the  covenants, agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever held invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed  severable from the remaining  covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS  WHEREOF,  this  Agreement  is  executed  as of the date first  above written.

Address:                                JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Trustee
4 New York Plaza, 6th Floor
New York, New York 10004
                                        By:
Attention:                              Name:
Telecopy:                               Title:
Confirmation:
Address:                                STRUCTURED ASSET MORTGAGE INVESTMENTS
                                        II INC.
383 Madison Avenue
New York, New York 10179
                                        By:
                                        Name: Baron Silverstein
                                        Title:      Vice President

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Master Servicer
9062 Old Annapolis                      By:
Columbia, Maryland 21045                Name:
Attention: BSALTA 2005-9                Title:

Address:                                WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, as Custodian
1015 10th Avenue                        By:
Minneapolis, Minnesota 55414            Name:
Attention: BSALTA 2005-9                Title:
Telecopier: (612) 667-1068

STATE OF NEW YORK )
                        )ss.:
COUNTY OF NEW YORK      )

            On the      31st day of August,  2005 before me, a notary public in and for said
State,  personally appeared  _________________,  known to me to be a ___________________  of
JPMorgan Chase Bank, National Association,  a national banking association that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said association and acknowledged to me that such association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[SEAL]

STATE OF MARYLAND       )
                        ) ss.:
COUNTY OF HOWARD     )

            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,  personally  appeared  _____________,  known to me to be a  _______________  of Wells
Fargo Bank,  National  Association,  a national banking association that executed the within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said national banking association,  and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[SEAL]

STATE OF NEW YORK    )
                        )ss.:
COUNTY OF NEW YORK      )

            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,  personally  appeared  Baron  Silverstein,  known  to me to be a  Vice  President  of
Structured  Asset Mortgage  Investments II Inc., one of the  corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[Notarial Seal]

STATE OF MARYLAND       )
                        )ss.:
COUNTY OF HOWARD     )

            On the 31st day of  August,  2005  before  me, a notary  public  in and for said
State,  personally appeared  _____________,  known to me to be a/an _______________ of Wells
Fargo Bank,  National  Association,  a national banking association that executed the within instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said national banking association,  and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                 ___________________________________
                                                            Notary Public

[Notarial Seal]

                                        EXHIBIT ONE

                          FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                 __, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank, National           Structured Asset Mortgage Investments
Association                             II Inc.
4 New York Plaza, 6th Floor             383 Madison Avenue
New York, New York 10004                New York, New York 10179
-------------------------------------------------------------------------------
Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2005-9

            Re:   Custodial  Agreement,  dated as of September  30, 2005, by and among JPMorgan Chase Bank,  National  Association,  Structured
                  Asset  Mortgage  Investments  II Inc.  and Wells  Fargo  Bank,
                  National  Association  relating to Bear  Stearns  ALT-A Trust,
                  Mortgage Pass-Through Certificates, Series 2005-9

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  and subject  to Section  2.02 of the  Pooling  and  Servicing  Agreement,  the  undersigned,  as
Custodian,  hereby  certifies  that it has  received  a Mortgage  File  (which  contains  an original  Mortgage Note or lost note  affidavit)  to the extent  required in Section 2.01 of the  Pooling  and  Servicing  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                          WELLS FARGO BANK, NATIONAL ASSOCIATION

                                          By: _______________________________
                                          Name:
                                          Title:

                                        EXHIBIT TWO

                          FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                _________, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank, National           Structured Asset Mortgage Investments
Association                             II Inc.
4 New York Plaza, 6th Floor             383 Madison Avenue
New York, New York 10004                New York, New York 10179
-------------------------------------------------------------------------------
Attention:  Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2005-9

            Re: Custodial Agreement, dated as of September 30, 2005, by and among JPMorgan Chase Bank, National Association, Structured
                Asset Mortgage Investments II Inc. and Wells Fargo Bank,
                National Association relating to Bear Stearns ALT-A Trust,
                Mortgage Pass-Through Certificates, Series 2005-9

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  the undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage File to the extent  required  pursuant  to Section  2.01 of the  Pooling and  Servicing  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  and it has reviewed the
Mortgage  File  and the  Mortgage  Loan  Schedule  and has  determined  that:  all  required documents  have been executed and received and that such  documents  related to the Mortgage
Loans  identified on the Mortgage Loan Schedule,  with any  exceptions  listed on Schedule A attached hereto.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:
                                    Name:
                                    Title:

                                       EXHIBIT THREE

                           FORM OF CUSTODIAN FINAL CERTIFICATION

                                                __________, 20__

-------------------------------------------------------------------------------
JPMorgan Chase Bank, National           Structured Asset Mortgage Investments
Association                             II Inc.
4 New York Plaza, 6th Floor             383 Madison Avenue
New York, New York 10004                New York, New York 10179
-------------------------------------------------------------------------------
Attention: Structured Asset Mortgage Investments II Inc.
Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2005-9

            Re: Custodial Agreement, dated as of September 30, 2005, by and among JPMorgan Chase Bank, National Association, Structured
                Asset Mortgage Investments II Inc. and Wells Fargo Bank,
                National Association relating to Bear Stearns ALT-A Trust,
                Mortgage Pass-Through Certificates, Series 2005-9

Ladies and Gentlemen:

            In accordance with Section 2.3 of the  above-captioned  Custodial  Agreement and subject to Section  2.02(b) of the Pooling and  Servicing  Agreement,  the  undersigned,  as
Custodian,  hereby certifies that,  subject to any exceptions  listed on Schedule A attached hereto,  it has received a Mortgage  File with respect to each  Mortgage  Loan listed in the
Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

            (i) The original  Mortgage Note,  endorsed  without recourse (A) to the order of the Trustee or (B) in the case of a Mortgage  Loan in the MERS System,  in blank,  and in each case showing an unbroken chain of endorsements from the originator  thereof to the Person  endorsing it to the Trustee or a lost note affidavit  together with a copy of the related Mortgage Note;

            (ii)  the original  Mortgage  and, if the related  Mortgage  Loan is a MOM Loan, noting the presence of the MIN and language  indicating  that such  Mortgage Loan is a
      MOM Loan,  which shall have been  recorded  (or if the  original is not  available,  a copy), with evidence of such recording indicated thereon;

            (iii) unless  the  Mortgage  Loan  is a  MOM  Loan,  a  certified  copy  of  the assignment  (which  may be in the form of a blanket  assignment  if  permitted  in the jurisdiction  in which the  Mortgaged  Property is located) to  "JPMorgan  Chase Bank,
      National  Association,  as Trustee,"  with evidence of recording  with respect to each
      Mortgage Loan in the name of the Trustee thereon;

            (iv)  all intervening assignments of the Security Instrument,  if applicable and only to the extent available to the Seller with evidence of recording thereon;

            (v) the  original  or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any,

            (vi)  the original  policy of title  insurance  or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance, and

            (vii) originals of all modification agreements, if applicable and available.

            Capitalized  words and phrases  used herein shall have the  respective  meanings assigned to them in the above-captioned  Custodial Agreement or in the Pooling and Servicing
Agreement, as applicable.

                                                WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                By:
                                                Name:
                                                Title:

                                                                   EXHIBIT H-1

                              COUNTRYWIDE SERVICING AGREEMENT

                                  (Provided Upon Request)

                                                                   EXHIBIT H-2

                                  EMC SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-3

                                EVERHOME SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-4

                               GREENPOINT SERVICING AGREEMENT

                                  (Provided Upon Request)

                                                                   EXHIBIT H-5

                              HARBOURSIDE SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-6

                                HOMEBANC SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-7

                             NATIONAL CITY SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-8

                                  PHH SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-9

                                SUNTRUST SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT H-10

                               WATERFIELD SERVICING AGREEMENT

                            (Provided Upon Request)

                                                                   EXHIBIT I

                             ASSIGNMENT AGREEMENTS

                            (See Tabs 8 through 16)

                                                                   EXHIBIT J

                          FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                              MORTGAGE LOAN PURCHASE AGREEMENT

                                          between

                                  EMC MORTGAGE CORPORATION

                                  as Mortgage Loan Seller

                                            and

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                        as Purchaser

                                        Dated as of

                                     September 30, 2005

                       Structured Asset Mortgage Investments II Inc.
            Bear Stearns ALT-A Trust 2005-9, Mortgage Pass-Through Certificates

                               TABLE OF CONTENTS

SECTION 7.    Representations and Warranties of Mortgage Loan Seller Concerning the
                          Mortgage Loans.....................................8
SECTION 8.    Representations and Warranties Concerning the Mortgage Loan Seller.   13

SECTION 17.  Representations, Warranties and Agreements to Survive Delivery.20

  EXHIBIT 2    MORTGAGE LOAN SCHEDULE INFORMATION........................E-2-1

  EXHIBIT 6    Standard & Poor's LEVELS® Glossary, Version 5.6b Revised,
                 Appendix E..............................................E-6-1
  SCHEDULE A   REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES.............A-1
  SCHEDULE B   MORTGAGE LOAN SCHEDULE......................................B-1

                                  EXHIBITS AND SCHEDULE TO
                       MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Mortgage Loan Schedule Information
Exhibit 3   Mortgage Loan Seller's Information
Exhibit 4   Purchaser's Information
Exhibit 5   Schedule of Lost Notes
Exhibit 6   Standard & Poor's LEVELS® Glossary, Version 5.6b Revised, Appendix E
Schedule A  Required Ratings for Each Class of Certificates
Schedule B  Mortgage Loan Schedule

                                             23

                       MORTGAGE LOAN PURCHASE AGREEMENT

            MORTGAGE  LOAN  PURCHASE  AGREEMENT,  dated as of September 30, 2005, as amended and supplemented by any and all amendments hereto  (collectively,  the "Agreement"),  by and between EMC MORTGAGE CORPORATION,  a Delaware corporation (the "Mortgage Loan Seller"),  and
STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

            Upon the terms and subject to the  conditions  of this  Agreement,  the Mortgage
Loan Seller agrees to sell,  and the  Purchaser  agrees to purchase,  certain  conventional, adjustable  rate,  first  lien  mortgage  loans  secured  primarily  by one- to  four-family residential  properties  (collectively,  the  "Mortgage  Loans") as  described  herein.  The
Purchaser  intends to deposit the  Mortgage  Loans into a trust fund (the "Trust  Fund") and create Bear Stearns  ALT-A Trust,  Mortgage  Pass-Through  Certificates,  Series 2005-9 (the
"Certificates"),  under a pooling and  servicing  agreement,  to be dated as of September 1,
2005 (the "Pooling and Servicing  Agreement"),  among the Purchaser,  as seller, Wells Fargo
Bank, National Association, as master servicer and securities administrator,  JPMorgan Chase
Bank, National Association, as trustee (the "Trustee") and EMC Mortgage Corporation.

            The  Purchaser  has filed  with the  Securities  and  Exchange  Commission  (the
"Commission")  a  registration  statement  on Form S-3 (Number  333-120916)  relating to its
Mortgage  Pass-Through  Certificates  and the offering of certain series thereof  (including certain  classes of the  Certificates)  from time to time in accordance  with Rule 415 under the  Securities  Act of 1933, as amended,  and the rules and  regulations  of the Commission promulgated thereunder (the "Securities Act"). Such registration  statement,  when it became effective  under the Securities  Act, and the prospectus  relating to the public offering of certain classes of the Certificates by the Purchaser (the "Public  Offering"),  as from time to time each is amended or  supplemented  pursuant to the Securities  Act or otherwise,  are referred to herein as the "Registration Statement" and the "Prospectus,"  respectively.  The
"Prospectus  Supplement"  shall  mean  that  supplement,  dated  September  27,  2005 to the
Prospectus,  dated December 20, 2004, relating to certain classes of the Certificates.  With respect to the Public  Offering of certain  classes of the  Certificates,  the Purchaser and
Bear,  Stearns & Co. Inc.  ("Bear  Stearns") have entered into a terms agreement dated as of
September 27, 2005 to an underwriting  agreement dated July 29, 2003,  between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

            Now,  therefore,  in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

            SECTION 1.  Definitions.  Certain terms are defined  herein.  Capitalized  terms used herein but not defined  herein  shall have the  meanings  specified  in the Pooling and
Servicing Agreement. The following other terms are defined as follows:

            Acquisition  Price:  Cash in amount  agreed upon by the Mortgage Loan Seller and the Purchaser
            Bear Stearns: Bear, Stearns & Co. Inc.

            Closing Date: September 30, 2005.

            Cut-off Date: September 1, 2005.

            Cut-off Date Balance: Approximately $2,497,584,757.

            Deleted  Mortgage  Loan:  A  Mortgage  Loan  replaced  or  to be  replaced  by a
Substitute Mortgage Loan.

            Due Date:  With respect to each Mortgage  Loan,  the date in each month on which its  Scheduled  Payment is due, if such due date is the first day of a month,  and otherwise is deemed to be the first day of the  following  month or such other date  specified  in the related Servicing Agreement.

            Master Servicer: Wells Fargo Bank, National Association.

            Moody's: Moody's Investors Service, Inc., or its successors in interest.

            Mortgage:  The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File:  The items  referred to in Exhibit 1 pertaining  to a particular
Mortgage Loan and any additional  documents  required to be added to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

            Mortgage  Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Opinion of Counsel:  A written  opinion of  counsel,  who may be counsel for the
Mortgage Loan Seller or the Purchaser, reasonably acceptable to the Trustee.

            Person: Any legal person,  including any individual,  corporation,  partnership, joint venture,  association,  joint stock company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

            Purchase  Price:  With  respect to any Mortgage  Loan (or any property  acquired with respect thereto)  required to be purchased by the Mortgage Loan Seller pursuant to this
Agreement or Article II of the Pooling and Servicing  Agreement,  an amount equal to the sum of (i)(a) 100% of the Outstanding  Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto,  100% of the  Outstanding  Principal  Balance at the date of the  acquisition),  plus (b) accrued but unpaid interest on the Outstanding  Principal Balance at the related Mortgage Interest Rate, through  and  including  the last day of the month of  repurchase,  and  reduced  by (c) any portion of the Master Servicing  Compensation,  Monthly Advances and advances payable to the purchaser  of the  Mortgage  Loan and (ii) any costs and  damages  (if any)  incurred by the
Trust in connection with any violation of such Mortgage Loan of any  anti-predatory  lending laws.

            Rating Agencies: Standard & Poor's and Moody's, each a "Rating Agency."

            Securities Act: The Securities Act of 1933, as amended.

            Security  Instrument:  A written  instrument  creating  a valid  first lien on a
Mortgaged  Property  securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust,  deed to secure  debt or  security  deed,  including  any  riders or  addenda thereto.

            Standard  & Poor's:  Standard  & Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc. or its successors in interest.

            Substitute  Mortgage Loan: A mortgage loan  substituted  for a Deleted  Mortgage
Loan which must meet on the date of such substitution the requirements  stated herein and in the Pooling and Servicing Agreement;  upon such substitution,  such mortgage loan shall be a
"Mortgage Loan" hereunder.

            Value:  The value of the Mortgaged  Property at the time of  origination  of the related  Mortgage  Loan,  such value being the lesser of (i) the value of such  property set forth in an appraisal  accepted by the  applicable  originator  of the Mortgage Loan or (ii)
the sales price of such property at the time of origination.

            SECTION 2...Purchase and Sale of the Mortgage Loans and Related Rights.

            (i)   Upon  satisfaction  of the conditions set forth in Section 10 hereof,  the
Mortgage Loan Seller agrees to sell,  and the Purchaser  agrees to purchase  Mortgage  Loans having an  aggregate  outstanding  principal  balance  as of the  Cut-off  Date equal to the
Cut-off Date Balance.

            (ii)  The  closing  for the  purchase  and sale of the  Mortgage  Loans  and the closing for the  issuance  of the  Certificates  will take place on the Closing  Date at the office of the  Purchaser's  counsel in New York, New York or such other place as the parties shall agree.

            (iii) Upon the  satisfaction  of the  conditions set forth in Section 10 hereof, on the Closing  Date,  the Purchaser  shall pay to the Mortgage Loan Seller the  Acquisition
Price  for the  Mortgage  Loans in  immediately  available  funds by wire  transfer  to such account or accounts as shall be designated by the Mortgage Loan Seller.

            (iv)  In  addition  to the  foregoing,  on the Closing  Date the  Mortgage  Loan
Seller  assigns to the  Purchaser  all of its right,  title and  interest  in the  Servicing
Agreements  (other than its right to enforce the  representations  and  warranties set forth therein).

            SECTION 3...Mortgage Loan Schedules.  The Mortgage Loan Seller agrees to provide to the  Purchaser as of the date hereof a  preliminary  listing of the  Mortgage  Loans (the
"Preliminary  Mortgage Loan Schedule")  setting forth the information listed on Exhibit 2 to this  Agreement  with respect to each of the Mortgage  Loans being sold by the Mortgage Loan
Seller.  If there are changes to the Preliminary  Mortgage Loan Schedule,  the Mortgage Loan
Seller shall provide to the  Purchaser as of the Closing Date a final  schedule (the "Final
Mortgage  Loan  Schedule")  setting  forth  the  information  listed  on  Exhibit  2 to this
Agreement  with respect to each of the Mortgage Loans being sold by the Mortgage Loan Seller to the  Purchaser.  The Final  Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date,  shall be attached to an amendment to this Agreement to be executed on the
Closing Date by the parties hereto and shall be in form and substance  mutually agreed to by the Mortgage Loan Seller and the  Purchaser  (the  "Amendment").  If there are no changes to the Preliminary Mortgage Loan Schedule,  the Preliminary Mortgage Loan Schedule shall be the
Final Mortgage Loan Schedule for all purposes hereof.

            SECTION 4...Mortgage Loan Transfer.

            (i)   The Purchaser will be entitled to all scheduled  payments of principal and interest on the  Mortgage  Loans due after the Cut-off  Date  (regardless  of when  actually collected) and all payments thereon,  other than scheduled principal and interest,  received after the Cut-off Date. The Mortgage Loan Seller will be entitled to all scheduled  payments of  principal  and  interest  on the  Mortgage  Loans  due on or  before  the  Cut-off  Date
(including  payments collected after the Cut-off Date) and all payments thereon,  other than scheduled  principal and interest,  received on or before the Cut-off Date.  Such  principal amounts and any interest  thereon  belonging to the Mortgage Loan Seller as described  above will not be included in the aggregate  outstanding  principal  balance of the Mortgage Loans as of the Cut-off Date as set forth on the Final Mortgage Loan Schedule.

            (ii)  Pursuant  to various  conveyance  documents  to be executed on the Closing
Date and pursuant to the Pooling and Servicing  Agreement,  the Purchaser will assign on the
Closing  Date all of its  right,  title and  interest  in and to the  Mortgage  Loans to the
Trustee for the benefit of the  Certificateholders.  In  connection  with the  transfer  and assignment of the Mortgage Loans,  the Mortgage Loan Seller has delivered or will deliver or cause to be  delivered to the Trustee by the Closing Date or such later date as is agreed to by the  Purchaser and the Mortgage Loan Seller (each of the Closing Date and such later date is  referred  to as a "Mortgage  File  Delivery  Date"),  the items of each  Mortgage  File, provided,  however, that in lieu of the foregoing,  the Mortgage Loan Seller may deliver the following  documents,  under the  circumstances set forth below: (x) in lieu of the original
Security  Instrument,  assignments to the Trustee or intervening  assignments  thereof which have been  delivered,  are being  delivered or will,  upon receipt of recording  information relating to the  Security  Instrument  required  to be included  thereon,  be  delivered  to recording  offices for  recording  and have not been returned to the Mortgage Loan Seller in time to permit their  delivery as specified  above,  the Mortgage  Loan Seller may deliver a true copy thereof with a  certification  by the  Mortgage  Loan Seller,  on the face of such copy,  substantially  as follows:  "Certified to be a true and correct copy of the original, which  has  been  transmitted  for  recording"  (y)  in  lieu  of the  Security  Instrument,
assignments  to  the  Trustee  or  intervening   assignments   thereof,  if  the  applicable
jurisdiction  retains the originals of such documents (as evidenced by a certification  from the Mortgage  Loan Seller to such effect) the Mortgage  Loan Seller may deliver  photocopies
of  such  documents   containing  an  original   certification  by  the  judicial  or  other
governmental  authority of the jurisdiction  where such documents were recorded;  and (z) in lieu of the Mortgage  Notes  relating to the Mortgage  Loans,  each  identified  in the list delivered  by the  Purchaser  to the  Trustee on the  Closing  Date and  attached  hereto as
Exhibit 5, the Mortgage Loan Seller may deliver lost note  affidavits and indemnities of the
Mortgage Loan Seller;  and provided  further,  however,  that in the case of Mortgage  Loans which have been  prepaid in full after the Cut-off Date and prior to the Closing  Date,  the
Mortgage Loan Seller, in lieu of delivering the above documents,  may deliver to the Trustee a  certification  by the Mortgage  Loan Seller or the Master  Servicer to such  effect.  The
Mortgage  Loan  Seller  shall  deliver  such  original  documents  (including  any  original documents as to which  certified  copies had  previously  been  delivered) or such certified copies to the Trustee  promptly  after they are  received.  The  Mortgage  Loan Seller shall cause the Mortgage and intervening  assignments,  if any, and the assignment of the Security
Instrument  to be  recorded  not later than 180 days after the  Closing  Date,  unless  such assignment is not required to be recorded under the terms set forth in Section 6(i) hereof.

            (iii) The Mortgage Loan Seller and the Purchaser  acknowledge hereunder that all of the Mortgage  Loans and the related  servicing  will  ultimately  be assigned to JPMorgan
Chase Bank, National Association,  as Trustee for the benefit of the Certificateholders,  on the date hereof.

            SECTION 5...Examination of Mortgage Files.

            (i)   On or before the Mortgage  File  Delivery  Date,  the Mortgage Loan Seller
will have made the Mortgage  Files  available to the Purchaser or its agent for  examination which may be at the offices of the Trustee or the Mortgage  Loan Seller  and/or the Mortgage
Loan  Seller's  custodian.  The fact that the  Purchaser  or its agent has  conducted or has failed to conduct  any  partial or  complete  examination  of the  Mortgage  Files shall not affect the Purchaser's  rights to demand cure,  repurchase,  substitution or other relief as provided in this Agreement. In furtherance of the foregoing,  the Mortgage Loan Seller shall make the Mortgage  Files  available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Mortgage Loan Seller's  compliance with the delivery and recordation  requirements  of this  Agreement  and the Pooling and Servicing  Agreement.  In
addition,  upon request of the Purchaser,  the Mortgage Loan Seller agrees to provide to the
Purchaser,  Bear Stearns and to any investors or prospective  investors in the  Certificates information  regarding the Mortgage  Loans and their  servicing,  to make the Mortgage Files available to the  Purchaser,  Bear Stearns and to such  investors or  prospective  investors
(which may be at the offices of the Mortgage  Loan Seller  and/or the Mortgage Loan Seller's
custodian)  and to make  available  personnel  knowledgeable  about the  Mortgage  Loans for discussions  with the Purchaser,  Bear Stearns and such investors or prospective  investors, upon reasonable  request during regular business hours,  sufficient to permit the Purchaser,
Bear Stearns and such investors or potential  investors to conduct such due diligence as any such party reasonably believes is appropriate.

            (ii)  Pursuant to the Pooling and Servicing  Agreement,  on the Closing Date the
Trustee,  for the benefit of the  Certificateholders,  will review or cause the Custodian to review items of the  Mortgage  Files as set forth on Exhibit 1 and will deliver or cause the
Custodian  to deliver to the  Mortgage  Loan  Seller an  initial  certification  in the form attached as Exhibit One to the Custodial Agreement.

            (iii) Pursuant  to the Pooling and  Servicing  Agreement,  within 90 days of the
Closing  Date,  the Trustee will review or shall cause the  Custodian to review items of the
Mortgage  Files as set forth on Exhibit 1 and will deliver to the  Mortgage  Loan Seller and the Master  Servicer an interim  certification  substantially  in the form of Exhibit Two to the Custodial Agreement.

            (iv)  Pursuant to the Pooling and  Servicing  Agreement,  within 180 days of the
Closing Date (or, with respect to any Substitute  Mortgage  Loan,  within five Business Days after the receipt by the Trustee or Custodian  thereof) the Trustee will review or cause the
Custodian to review  items of the Mortgage  Files as set forth on Exhibit 1 and will deliver to the Mortgage Loan Seller and the Master Servicer a final  certification  substantially in the form of Exhibit Three to the Custodial Agreement.  If the Trustee is unable to deliver a final  certification  with respect to the items listed in Exhibit 1 due to any document that is missing,  has not been executed,  is unrelated,  determined on the basis of the Mortgagor name,  original  principal  balance and loan number, to the Mortgage Loans identified in the
Final Mortgage Loan Schedule (a "Material  Defect"),  the Trustee or the  Custodian,  as its
agent,  shall promptly notify the Mortgage Loan Seller of such Material Defect. The Mortgage
Loan Seller shall correct or cure any such  Material  Defect within 90 days from the date of notice from the Trustee or the Custodian,  as its agent,  of the Material  Defect and if the
Mortgage  Loan Seller does not correct or cure such  Material  Defect within such period and such defect materially and adversely affects the interests of the  Certificateholders in the related  Mortgage Loan,  the Mortgage Loan Seller will, in accordance  with the terms of the
Pooling and Servicing Agreement,  within 90 days of the date of notice,  provide the Trustee with a Substitute  Mortgage  Loan (if within two years of the Closing  Date) or purchase the related Mortgage Loan at the applicable Purchase Price;  provided that, if such defect would cause the  Mortgage  Loan to be other  than a  "qualified  mortgage"  as  defined in Section
860G(a)(3) of the Code, any such cure,  repurchase or substitution must occur within 90 days from the date such breach was  discovered;  provided,  however,  that if such defect relates solely to the  inability  of the  Mortgage  Loan  Seller to deliver  the  original  security instrument or intervening  assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable  jurisdiction, the  Mortgage  Loan  Seller  shall not be required to  purchase  such  Mortgage  Loan if the
Mortgage  Loan Seller  delivers  such  original  documents or certified  copy  promptly upon receipt,  but in no  event  later  than 360 days  after  the  Closing  Date.  The  foregoing repurchase  obligation  shall not apply in the event that the  Mortgage  Loan Seller  cannot deliver such original or copy of any document  submitted  for  recording to the  appropriate recording office in the applicable  jurisdiction because such document has not been returned by such office;  provided that the Mortgage  Loan Seller shall  instead  deliver a recording receipt of such  recording  office or, if such receipt is not  available,  a certificate  of
Mortgage  Loan  Seller or a  Servicing  Officer  confirming  that such  documents  have been accepted for recording,  and delivery to the Trustee or the Custodian,  as its agent,  shall be effected by the Mortgage  Loan Seller  within  thirty days of its receipt of the original recorded document.

            (v)   At the time of any  substitution,  the Mortgage  Loan Seller shall deliver or cause to be delivered the Substitute  Mortgage  Loan,  the related  Mortgage File and any other  documents  and payments  required to be delivered in connection  with a  substitution pursuant  to  the  Pooling  and  Servicing  Agreement.  At  the  time  of  any  purchase  or substitution,  the Trustee shall (i) assign to the Mortgage Loan Seller and release or cause the  Custodian  to release the  documents  (including,  but not  limited  to, the  Mortgage,
Mortgage  Note  and  other  contents  of the  Mortgage  File)  in its  possession  or in the possession  of the  Custodian  relating to the Deleted  Mortgage  Loan and (ii)  execute and deliver such instruments of transfer or assignment,  in each case without recourse, as shall be necessary to vest in the Mortgage Loan Seller title to such Deleted Mortgage Loan.

            SECTION 6...Recordation of Assignments of Mortgage.

            (i)   The Mortgage Loan Seller  shall,  promptly  after the Closing Date,  cause each Mortgage and each  assignment of Mortgage from the Mortgage Loan Seller to the Trustee, and all unrecorded  intervening  assignments,  if any,  delivered on or prior to the Closing
Date,  to be  recorded  in all  recording  offices in the  jurisdictions  where the  related
Mortgaged  Properties  are located;  provided,  however,  the Mortgage  Loan Seller need not cause  to be  recorded  any  assignment  which  relates  to a  Mortgage  Loan  if  (a)  such recordation  is not  required  by the Rating  Agencies  or an  Opinion  of Counsel  has been provided  to the  Trustee  which  states  that the  recordation  of such  assignment  is not necessary  to protect the  Trustee's  interest in the related  Mortgage  Loan or (b) MERS is identified  on the  Mortgage  or a properly  recorded  assignment  of the  Mortgage,  as the
Mortgagee of record  solely as nominee for the Mortgage Loan Seller and its  successors  and assigns;  provided,  however,  notwithstanding the delivery of any Opinion of Counsel,  each assignment  of Mortgage  shall be submitted for recording by the Mortgage Loan Seller in the manner  described  above,  at no expense to the Trust Fund or Trustee,  upon the earliest to occur of (i)  reasonable  direction  by the Holders of  Certificates  evidencing  Fractional
Undivided  Interests  aggregating not less than 25% of the Trust,  (ii) the occurrence of an
Event of Default,  (iii) the occurrence of a bankruptcy,  insolvency or foreclosure relating to the Mortgage Loan Seller and (iv) the occurrence of a servicing  transfer as described in
Section 8.02 of the Pooling and Servicing Agreement.

            While each such  Mortgage or  assignment is being  recorded,  if necessary,  the
Mortgage  Loan Seller  shall leave or cause to be left with the Trustee a certified  copy of such Mortgage or  assignment.  In the event that,  within 180 days of the Closing Date,  the
Trustee has not been provided an Opinion of Counsel as described above or received  evidence of recording with respect to each Mortgage Loan  delivered to the Purchaser  pursuant to the terms  hereof or as set forth  above,  the failure to provide  evidence of recording or such
Opinion of Counsel (in the alternative,  if required) shall be considered a Material Defect, and the provisions of Section 5(iii) and (iv) shall apply. All customary  recording fees and reasonable  expenses  relating  to the  recordation  of the  assignments  of mortgage to the
Trustee or the Opinion of Counsel,  as the case may be, shall be borne by the Mortgage  Loan
Seller.

            (ii)  It is the express  intent of the parties hereto that the conveyance of the
Mortgage  Loans by the  Mortgage  Loan  Seller to the  Purchaser,  as  contemplated  by this
Agreement  be, and be treated as, a sale. It is,  further,  not the intention of the parties that such  conveyance  be deemed a pledge of the Mortgage  Loans by the Mortgage Loan Seller to the Purchaser to secure a debt or other obligation of the Mortgage Loan Seller.  However, in the event that,  notwithstanding  the intent of the parties,  the Mortgage Loans are held by a court to continue to be property of the Mortgage Loan Seller,  then (a) this  Agreement shall also be deemed to be a security  agreement  within  the  meaning of  Articles 9 of the applicable  Uniform  Commercial  Code;  (b) the transfer of the Mortgage  Loans provided for herein  shall be deemed to be a grant by the  Mortgage  Loan  Seller to the  Purchaser  of a security  interest in all of the Mortgage Loan Seller's right,  title and interest in and to the  Mortgage  Loans  and all  amounts  payable  to the  holders  of the  Mortgage  Loans in accordance  with  the  terms  thereof  and all  proceeds  of the  conversion,  voluntary  or involuntary,  of the foregoing into cash, instruments,  securities or other property, to the extent the Purchaser  would  otherwise be entitled to own such  Mortgage  Loans and proceeds pursuant to Section 4 hereof,  including all amounts,  other than investment earnings,  from time to time held or invested in any accounts  created pursuant to the Pooling and Servicing
Agreement,  whether in the form of cash, instruments,  securities or other property; (c) the possession  by the  Purchaser  or the  Trustee of  Mortgage  Notes and such  other  items of property as constitute  instruments,  money,  negotiable documents or chattel paper shall be deemed to be  "possession  by the secured  party" for  purposes of  perfecting  the security interest  pursuant to Section  9-313 (or  comparable  provision) of the  applicable  Uniform
Commercial   Code;  and  (d)   notifications   to  persons   holding  such   property,   and
acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations  from,  financial intermediaries,  bailees or agents  (as  applicable)  of the  Purchaser  for the  purpose of perfecting  such security  interest under  applicable law. Any assignment of the interest of the  Purchaser  pursuant to any  provision  hereof or pursuant to the Pooling and  Servicing
Agreement shall also be deemed to be an assignment of any security  interest created hereby.
The  Mortgage  Loan  Seller and the  Purchaser  shall,  to the extent  consistent  with this
Agreement,  take  such  actions  as may be  reasonably  necessary  to ensure  that,  if this
Agreement  were deemed to create a security  interest in the Mortgage  Loans,  such security interest  would be  deemed to be a  perfected  security  interest  of first  priority  under applicable  law and  will be  maintained  as such  throughout  the term of the  Pooling  and
Servicing Agreement.

            SECTION 7...Representations  and Warranties of Mortgage Loan Seller  Concerning
the  Mortgage  Loans.  The  Mortgage  Loan  Seller  hereby  represents  and  warrants to the
Purchaser as of the Closing  Date or such other date as may be specified  below with respect to each Mortgage Loan being sold by it:

            (i)   the  information  set forth in the Mortgage Loan  Schedule  hereto is true and correct in all material  respects and the information  provided to the Rating  Agencies, including  the  Mortgage  Loan level  detail,  is true and correct  according  to the Rating
Agency requirements;

            (ii)  immediately  prior to the transfer to the  Purchaser,  the  Mortgage  Loan
Seller was the sole owner of beneficial  title and holder of each Mortgage and Mortgage Note relating to the Mortgage  Loans and is conveying the same to the Purchaser free and clear of any and  all  liens,  claims,  encumbrances,  participation  interests,  equities,  pledges, charges or security  interests of any nature and the Mortgage Loan Seller has full right and authority to sell or assign the same pursuant to this Agreement;

            (iii) each  Mortgage  Loan at the  time it was  made  complied  in all  material respects with all applicable laws and regulations,  including,  without  limitation,  usury, equal credit opportunity,  disclosure and recording laws and all predatory lending laws; and
each  Mortgage  Loan has been  serviced  in all  material  respects in  accordance  with all applicable  laws  and  regulations,  including,  without  limitation,  usury,  equal  credit opportunity,  disclosure and recording laws and all predatory  lending laws and the terms of the related Mortgage Note, the Mortgage and other loan documents;

            (iv)  there is no monetary  default  existing  under any Mortgage or the related
Mortgage Note and there is no material event which,  with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default,  breach or event of  acceleration;  and neither the  Mortgage  Loan  Seller,  any of its  affiliates  nor any servicer of any related  Mortgage Loan has taken any action to waive any default,  breach or event of  acceleration;  no  foreclosure  action is  threatened or has been  commenced  with respect to the Mortgage Loan;

            (v)   the terms of the Mortgage  Note and the Mortgage  have not been  impaired, waived, altered or modified in any respect,  except by written instruments,  (i) if required by law in the jurisdiction where the Mortgaged  Property is located,  or (ii) to protect the interests of the Trustee on behalf of the Certificateholders;

            (vi)  no selection procedure  reasonably believed by the Mortgage Loan Seller to be  adverse to the  interests  of the  Certificateholders  was  utilized  in  selecting  the
Mortgage Loans;

            (vii) each  Mortgage  is a valid  and  enforceable  first  lien on the  property securing the related Mortgage Note and each Mortgaged  Property is owned by the Mortgagor in fee simple  (except with respect to common  areas in the case of  condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term longer  than the term of the  related  Mortgage, subject  only  to (i) the  lien  of  current  real  property  taxes  and  assessments,  (ii)
covenants,  conditions  and  restrictions,  rights of way,  easements  and other  matters of public  record  as of the  date  of  recording  of  such  Mortgage,  such  exceptions  being acceptable  to mortgage  lending  institutions  generally or  specifically  reflected in the appraisal  obtained in  connection  with the  origination  of the related  Mortgage  Loan or referred to in the  lender's  title  insurance  policy  delivered to the  originator  of the related  Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially  interfere with the benefits of the security intended to be provided by such Mortgage;

(viii)      there is no mechanics' lien or claim for work,  labor or material  affecting the premises  subject to any  Mortgage  which is or may be a lien prior to, or equal  with,  the lien of such Mortgage except those which are insured  against by the title insurance  policy referred to in (xiii) below;

(ix)  there was no  delinquent  tax or assessment  lien against the property  subject to any
Mortgage,  except  where  such lien was being  contested  in good  faith and a stay had been granted against levying on the property;

(x)   there is no valid offset,  defense or  counterclaim  to any Mortgage Note or Mortgage, including the  obligation of the Mortgagor to pay the unpaid  principal and interest on such
Mortgage Note;

(xi)  the physical  property  subject to any  Mortgage is free of material  damage and is in good  repair  and there is no  proceeding  pending  or  threatened  for the total or partial condemnation of any Mortgaged Property;

(xii) the Mortgaged  Property and all  improvements  thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

(xiii)      a lender's title insurance policy (on an ALTA or CLTA form) or binder,  or other assurance of title customary in the relevant  jurisdiction  therefor in a form acceptable to
Fannie Mae or Freddie Mac, was issued on the date that each  Mortgage  Loan was created by a title  insurance  company which was qualified to do business in the  jurisdiction  where the related Mortgaged Property is located,  insuring the Mortgage Loan Seller and its successors and assigns that the Mortgage is a first priority lien on the related Mortgaged  Property in the original  principal  amount of the Mortgage  Loan.  The Mortgage Loan Seller is the sole insured under such lender's title insurance policy, and such policy,  binder or assurance is valid and remains in full force and effect, and each such policy,  binder or assurance shall contain all  applicable  endorsements  including  a negative  amortization  endorsement,  if applicable;

(xiv) at the time of  origination,  each Mortgaged  Property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the Mortgage Loan;

(xv)  the improvements on each Mortgaged  Property  securing a Mortgage Loan are insured (by an insurer which is  acceptable  to the Mortgage Loan Seller)  against loss by fire and such hazards as are  covered  under a standard  extended  coverage  endorsement  in the locale in which the Mortgaged  Property is located,  in an amount which is not less than the lesser of the  maximum  insurable  value  of the  improvements  securing  such  Mortgage  Loan  or the outstanding  principal  balance of the Mortgage Loan, but in no event in an amount less than an amount that is required to prevent the  Mortgagor  from being  deemed to be a  co-insurer thereunder;  if the  improvement  on the  Mortgaged  Property is a  condominium  unit, it is included under the coverage  afforded by a blanket policy for the  condominium  project;  if upon origination of the related  Mortgage Loan, the  improvements on the Mortgaged  Property were in an area identified as a federally  designated  flood area, a flood insurance  policy is in  effect  in an  amount  representing  coverage  not  less  than  the  least of (i) the
outstanding   principal   balance  of  the  Mortgage  Loan,  (ii)  the  restorable  cost  of improvements  located on such  Mortgaged  Property or (iii) the maximum  coverage  available under  federal law; and each Mortgage  obligates  the  Mortgagor  thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

(xvi) each Mortgage Loan constitutes a "qualified  mortgage" under Section  860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xvii)      each  Mortgage  Loan was  originated  (a) by a  savings  and  loan  association, savings bank,  commercial bank, credit union,  insurance company or similar institution that is supervised and examined by a federal or state authority,  (b) by a mortgagee  approved by the  Secretary  of HUD  pursuant to Sections  203 and 211 of the  National  Housing  Act, as
amended,  or (c) by a  mortgage  broker or  correspondent  lender in a manner  such that the related  Mortgage Loan would be regarded for purposes of Section  3(a)(41) of the Securities
Exchange  Act of 1934,  as amended,  as having been  originated  by an entity  described  in clauses (a) or (b) above;

(xviii)     none of the Mortgage  Loans are (a) loans subject to 12 CFR Part 226.31,  12 CFR
Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the regulation  implementing  TILA, which implements  the Home  Ownership and Equity  Protection  Act of 1994, as amended or (b) "high cost home,"  "covered"  (excluding  home loans  defined as  "covered  home loans" in the New
Jersey Home Ownership  Security Act of 2002 that were originated  between  November 26, 2003 and July 7,  2004),  "high risk  home" or  "predatory"  loans  under any  applicable  state, federal or local law (or a similarly  classified  loan using different  terminology  under a law imposing  heightened  regulatory  scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

(xix) no Mortgage Loan (a) is a "high cost loan" or "covered  loan" as  applicable  (as such terms are defined in Standard & Poor's  LEVELS®  Glossary,  Version  5.6c Revised as of July
11,  2005,  Appendix  E,  attached  hereto as  Exhibit 6 or (b) was  originated  on or after
October 1, 2002 through March 6, 2003 and is governed by the Georgia Fair Lending Act;

(xx)  the information  set forth in Schedule A of the Prospectus  Supplement with respect to the Mortgage Loans is true and correct in all material respects;

(xxi) with respect to each  Mortgage  Loan in Sub-Loan  Group II-2,  no borrower  obtained a prepaid  single-premium  credit-life,  credit  disability,  credit  unemployment  or  credit property insurance policy in connection with the origination of such Mortgage Loan;

(xxii)      none of the Mortgage  Loans in Sub-Loan  Group II-2 impose a prepayment  penalty for a term in excess of five years from the origination date;

(xxiii) with respect to each Mortgage  Loan in Sub-Loan  Group II-2,  information  regarding the  borrower  credit  files  related to such  Mortgage  Loan has been  furnished  to credit reporting  agencies in compliance  with the provisions of the Fair Credit  Reporting Act and the applicable implementing regulations;

(xxiv)      each  Mortgage  Loan  was  originated  in  accordance   with  the   underwriting
guidelines of the related originator;

(xxv) each  original  Mortgage has been  recorded or is in the process of being  recorded in accordance with the  requirements of Section 2.01 of the Pooling and Servicing  Agreement in
the  appropriate  jurisdictions  wherein  such  recordation  is required to perfect the lien thereof for the benefit of the Trust Fund;

(xxvi)      the related Mortgage File contains each of the documents and instruments  listed in  Section  2.01  of the  Pooling  and  Servicing  Agreement,  subject  to any  exceptions, substitutions and qualifications as are set forth in such Section;

(xxvii) the  Mortgage  Loans are  currently  being  serviced  in  accordance  with  accepted servicing practices;

(xxiii)     at the time of  origination,  each  Mortgaged  Property  was the  subject  of an appraisal  which  conformed  to  the  underwriting  requirements  of the  originator  of the
Mortgage  Loan,  and the appraisal is in a form which was  acceptable to Fannie Mae or FHLMC at the time of origination;

(xxix)      none of the Mortgage Loans that are secured by property  located in the State of
Illinois are in violation of the provisions of the Illinois Interest Act;

(xxx) with respect to each Mortgage Loan that has a prepayment  penalty  feature,  each such prepayment  penalty is enforceable and will be enforced by the Mortgage Loan Seller and each prepayment penalty is permitted pursuant to federal,  state and local law, provided that (i)
no Mortgage  Loan will impose a  prepayment  penalty for a term in excess of five years from the date such  Mortgage Loan was  originated  and (ii) such  prepayment  penalty is at least equal to the lesser of (A) the maximum  amount  permitted  under  applicable law and (B) six months  interest at the related  Mortgage  Interest Rate on the amount  prepaid in excess of
20% of the original principal balance of such Mortgage Loan;

(xxxi)      with respect to each Mortgage Loan in Sub-Loan  Group II-2 and  originated on or after  September  1, 2004,  neither  the related  Mortgage  nor the  related  Mortgage  Note requires  the  borrower to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the origination of such Mortgage Loan;

(xxxii)     no Mortgage Loan in Sub-Loan  Group II-2 is a balloon  mortgage loan that has an original stated maturity of less than seven (7) years;

(xxxiii) no Mortgage  Loan in Sub-Loan  Group II-2 that was  originated  on or after October
31, 2004, is subject to mandatory  arbitration except when the terms of the arbitration also contain a waiver  provision  that  provides  that in the event of a sale or transfer of such
Mortgage Loan or interest in such Mortgage Loan to Fannie Mae, the terms of the  arbitration are null and void and cannot be  reinstated.  The Seller  hereby  agrees  that the Seller or the  Servicer  of the  Mortgage  Loans in Sub-Loan  Group II-2 will  notify the  borrower in writing  within 60 days of the sale or transfer of such Mortgage Loan to Fannie Mae that the terms of arbitration are null and void;

(xxxiv) no borrower of a Mortgage Loan in Sub-Loan  Group II-2 was encouraged or required to select a product offered by such Mortgage Loan's  originator  which is a higher cost product designed  for  less  creditworthy  borrowers,  unless  at the time of such  Mortgage  Loan's origination,  such  borrower  did  not  qualify  taking  into  account  credit  history  and debt-to-income  ratios for a lower-cost  credit product then offered by the Mortgage  Loan's originator or any affiliate of that  originator.  If, at the time of loan  application,  the borrower may have  qualified for a lower-cost  product than offered by any mortgage  lending affiliate  of the  Sub-Loan  Group  II-2's  originator,  then such  originator  referred the borrower's application to such affiliate for underwriting consideration;

(xxxv) the methodology  used in underwriting  the extension of credit for each Mortgage Loan
in  Sub-Loan  Group  II-2  employs  objective  mathematical   principles  which  relate  the
borrower's  income,  assets and  liabilities to the proposed  payment and such  underwriting methodology  does not rely on the extent of the  borrower's  equity in the collateral as the
principal  determining  factor  in  approving  such  credit  extension.   Such  underwriting
methodology  confirmed that at the time of origination  (application/approval)  the borrower had a reasonable ability to make timely payments on such Mortgage Loan;

(xxxvi) With respect to any Mortgage  Loan in Sub-Loan  Group II-2 that contains a provision permitting  imposition of a premium upon a prepayment  prior to maturity:  (i) prior to such loan's origination,  the borrower agreed to such premium in exchange for a monetary benefit, including  but  not  limited  to a  rate  or  fee  reduction,  (ii)  prior  to  such  loan's origination,  the borrower was offered the option of obtaining a mortgage  loan that did not require  payment of such a premium,  (iii) for loans  originated  on or after  September  1,
2004, the duration of the  prepayment  period shall not exceed three (3) years from the date of the note,  unless the loan was modified to reduce the  prepayment  period to no more than three  years  from the date of the note and the  borrower  was  notified  in writing of such reduction in prepayment period;

(xxxvii) no proceeds  from any  Mortgage  Loan in Sub-Loan  Group II-2 were used to purchase single  premium credit  insurance  policies or debt  cancellation  agreements as part of the origination of, or as a condition to closing, such Mortgage Loan in Sub-Loan Group II-2;

(xxxviii)  all points and fees  related to each  Mortgage  Loan in Sub-Loan  Group II-2 were disclosed in writing to the mortgagor in accordance  with  applicable  state and federal law and  regulation.  Except  in the  case of a  Mortgage  Loan  in  Sub-Loan  Group  II-2 in an original  principal amount of less than $60,000 which would have resulted in an unprofitable origination,  no mortgagor  was charged  "points and fees"  (whether or not  financed) in an amount  greater  than 5% of the  principal  amount  of such loan and such 5%  limitation  is calculated in accordance with Fannie Mae's anti-predatory  lending requirements as set forth in the Fannie Mae Selling Guide; and

(xxxix)     all fees and charges  (including  finance  charges) and whether or not financed, assessed,  collected or to be  collected in  connection  with the  origination  and servicing  of each  Mortgage  Loan in  Sub-Loan  Group II-2 has been  disclosed  in writing to the borrower in  accordance  with  applicable  state and federal law and regulation.

            It is understood  and agreed that the  representations  and warranties set forth in this Section 7 will inure to the benefit of the  Purchaser,  its  successors and assigns, notwithstanding any restrictive or qualified  endorsement on any Mortgage Note or assignment of Mortgage or the  examination of any Mortgage File. Upon any  substitution  for a Mortgage
Loan, the  representations  and warranties set forth above shall be deemed to be made by the
Mortgage Loan Seller as to any Substitute Mortgage Loan as of the date of substitution.

            Upon  discovery or receipt of notice by the Mortgage Loan Seller,  the Purchaser or the Trustee of a breach of any  representation  or warranty of the  Mortgage  Loan Seller set  forth in this  Section  7 which  materially  and  adversely  affects  the  value of the interests of the  Purchaser,  the  Certificateholders  or the Trustee in any of the Mortgage
Loans  delivered to the  Purchaser  pursuant to this  Agreement,  the party  discovering  or receiving notice of such breach shall give prompt written notice to the others.  In the case of any such breach of a  representation  or warranty  set forth in this Section 7, within 90 days from the date of discovery by the Mortgage  Loan Seller,  or the date the Mortgage Loan
Seller is notified by the party  discovering or receiving  notice of such breach  (whichever occurs  earlier),  the  Mortgage  Loan  Seller  will (i) cure such  breach  in all  material respects,  (ii) purchase the affected  Mortgage  Loan at the  applicable  Purchase  Price or
(iii) if within two years of the Closing Date,  substitute a qualifying  Substitute Mortgage
Loan in exchange for such  Mortgage  Loan.  The  obligations  of the Mortgage Loan Seller to cure,  purchase or substitute a qualifying  Substitute  Mortgage Loan shall  constitute  the
Purchaser's,  the Trustee's and the  Certificateholder's  sole and exclusive  remedies under this Agreement or otherwise  respecting a breach of representations or warranties  hereunder with respect to the Mortgage  Loans,  except for the  obligation of the Mortgage Loan Seller to  indemnify  the  Purchaser  for such  breach as set forth in and  limited  by  Section 13 hereof.  It is understood  by the parties  hereto that a breach of the  representations  and warranties  made in any of clause (xviii),  (xix)(b),  (xxi),  (xxii),  (xxiii) or (xxxi) of this Section 7 will be deemed to materially and adversely  affect the value of the interests of the Purchaser, the Certificateholders or the Trustee in the related Mortgage Loan.

            Any cause of action against the Mortgage Loan Seller  relating to or arising out of a breach by the Mortgage Loan Seller of any  representations  and warranties made in this
Section 7 shall  accrue as to any  Mortgage  Loan upon (i)  discovery  of such breach by the
Mortgage  Loan  Seller or notice  thereof  by the party  discovering  such  breach  and (ii)
failure by the Mortgage  Loan Seller to cure such breach,  purchase  such  Mortgage  Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

             SECTION 8..Representations and Warranties  Concerning the Mortgage Loan Seller.
As of the date hereof and as of the Closing Date,  the Mortgage Loan Seller  represents  and warrants to the Purchaser as to itself in the capacity indicated as follows:

            (i)   the Mortgage  Loan Seller (i) is a  corporation  duly  organized,  validly existing and in good standing  under the laws of the State of Delaware and (ii) is qualified and in good  standing  to do  business  in each  jurisdiction  where such  qualification  is necessary,  except where the failure so to qualify would not  reasonably be expected to have a material adverse effect on the Mortgage Loan Seller's  business as presently  conducted or on the Mortgage Loan  Seller's  ability to enter into this  Agreement and to consummate  the transactions contemplated hereby;

            (ii)  the Mortgage Loan Seller has full corporate power to own its property,  to carry on its business as presently  conducted and to enter into and perform its  obligations under this Agreement;

            (iii) the execution  and delivery by the Mortgage Loan Seller of this  Agreement has been duly  authorized by all  necessary  action on the part of the Mortgage Loan Seller;
and neither the  execution  and  delivery of this  Agreement,  nor the  consummation  of the transactions herein  contemplated,  nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default  under,  any of the provisions of any law, governmental rule, regulation,  judgment,  decree or order binding on the Mortgage Loan
Seller or its  properties  or the charter or by-laws of the  Mortgage  Loan  Seller,  except those  conflicts,  breaches or defaults  which  would not  reasonably  be expected to have a material  adverse effect on the Mortgage Loan Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (iv)  the  execution,  delivery and  performance  by the Mortgage Loan Seller of this Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect of, any state,  federal or other  governmental  authority or agency, except those consents,  approvals,  notices,  registrations or other actions as have already  been  obtained,  given or made  and,  in  connection  with the  recordation  of the
Mortgages, powers of attorney or assignments of Mortgages not yet completed;

            (v)   this  Agreement  has been duly executed and delivered by the Mortgage Loan
Seller  and,  assuming  due   authorization,   execution  and  delivery  by  the  Purchaser,
constitutes a valid and binding obligation of the Mortgage Loan Seller  enforceable  against it in accordance  with its terms (subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the knowledge of the Mortgage Loan Seller,  threatened against the Mortgage Loan Seller,  before or by any court,  administrative  agency,  arbitrator or governmental  body (i) with respect to any of the  transactions  contemplated  by this  Agreement or (ii) with respect to any other matter which in the  judgment  of the  Mortgage  Loan  Seller  could  reasonably  be expected to be determined  adversely  to the  Mortgage  Loan  Seller  and if  determined  adversely  to the
Mortgage Loan Seller  materially and adversely  affect the Mortgage Loan Seller's ability to perform  its  obligations  under this  Agreement;  and the  Mortgage  Loan  Seller is not in default  with  respect  to any order of any  court,  administrative  agency,  arbitrator  or governmental body so as to materially and adversely affect the transactions  contemplated by this Agreement; and

            (vii) the Mortgage Loan Seller's  Information  (identified  in Exhibit 3 hereof)
does not include any untrue  statement of a material  fact or omit to state a material  fact necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading.

            SECTION 9...Representations and Warranties  Concerning the Purchaser.  As of the
date  hereof and as of the  Closing  Date,  the  Purchaser  represents  and  warrants to the
Mortgage Loan Seller as follows:

            (i)   the Purchaser (i) is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Delaware and (ii) is qualified and in good standing  as  a  foreign  corporation  to  do  business  in  each  jurisdiction  where  such qualification  is necessary,  except where the failure so to qualify would not reasonably be expected  to have a  material  adverse  effect  on the  Purchaser's  business  as  presently conducted or on the  Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (ii)  the Purchaser has full  corporate  power to own its property,  to carry on its  business as presently  conducted  and to enter into and perform its  obligations  under this Agreement;

            (iii) the execution and delivery by the  Purchaser of this  Agreement  have been duly authorized by all necessary corporate action on the part of the Purchaser;  and neither the execution  and delivery of this  Agreement,  nor the  consummation  of the  transactions herein  contemplated,  nor  compliance  with the  provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions  of any law, governmental  rule,  regulation,  judgment,  decree or order binding on the Purchaser or its properties  or the  articles of  incorporation  or by-laws of the  Purchaser,  except  those conflicts,  breaches or defaults  which would not  reasonably be expected to have a material adverse  effect on the  Purchaser's  ability to enter into this  Agreement and to consummate the transactions contemplated hereby;

            (iv)  the  execution,   delivery  and  performance  by  the  Purchaser  of  this
Agreement and the  consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect  of, any state,  federal  or other  governmental  authority  or agency, except those consents,  approvals,  notices,  registrations or other actions as have already been obtained, given or made;

            (v)   this  Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization,  execution and delivery by the Mortgage Loan Seller, constitutes a valid and binding  obligation of the Purchaser  enforceable  against it in accordance with its terms  (subject to  applicable  bankruptcy  and  insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally);

            (vi)  there are no actions,  suits or  proceedings  pending or, to the knowledge of the Purchaser,  threatened against the Purchaser,  before or by any court, administrative agency,  arbitrator  or  governmental  body  (i)  with  respect  to any of the  transactions contemplated  by this  Agreement  or (ii)  with  respect  to any other  matter  which in the judgment  of the  Purchaser  will be  determined  adversely  to the  Purchaser  and  will if determined  adversely to the  Purchaser  materially  and  adversely  affect the  Purchaser's ability  to perform  its  obligations  under this  Agreement;  and the  Purchaser  is not in default  with  respect  to any order of any  court,  administrative  agency,  arbitrator  or governmental body so as to materially and adversely affect the transactions  contemplated by this Agreement; and

            (vii) the  Purchaser's  Information  (identified  in Exhibit 4 hereof)  does not include any untrue  statement of a material fact or omit to state a material fact  necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading.

            SECTION 10. Conditions to Closing.

            (1)   The  obligations of the Purchaser  under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (a)   Each of the  obligations of the Mortgage Loan Seller  required to be performed  at or prior to the Closing  Date  pursuant  to the terms of this  Agreement shall have been duly performed and complied with in all material respects;  all of the representations  and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date or dates  specified in all material  respects;  and no event  shall  have  occurred  which,  with  notice or the  passage  of time,  would constitute a default under this  Agreement,  or the Pooling and  Servicing  Agreement;
      and  the  Purchaser  shall  have  received  certificates  to  that  effect  signed  by authorized officers of the Mortgage Loan Seller.

                  (b)   The  Purchaser  shall have  received  all of the  following  closing documents,  in  such  forms  as are  agreed  upon  and  reasonably  acceptable  to the
      Purchaser,  duly  executed by all  signatories  other than the  Purchaser  as required pursuant to the respective terms thereof:

                        (i)   If required pursuant to Section 3 hereof,  the Amendment dated as of the Closing Date and any documents referred to therein;

                        (ii)  If required  pursuant to Section 3 hereof,  the Final Mortgage
            Loan Schedule  containing  the  information  set forth on Exhibit 2 hereto,  one copy to be attached to each counterpart of the Amendment;

                        (iii) The Pooling and  Servicing  Agreement,  in form and  substance reasonably  satisfactory  to the Trustee and the  Purchaser,  and all  documents required thereby duly executed by all signatories;

                        (iv)  A certificate  of an officer of the Mortgage Loan Seller dated as of the Closing Date, in a form  reasonably  acceptable to the Purchaser,  and attached  thereto  copies of the charter and by-laws of the Mortgage Loan Seller and evidence as to the good  standing of the Mortgage  Loan Seller dated as of a recent date;

                        (v)   One or  more  opinions  of  counsel  from  the  Mortgage  Loan
            Seller's counsel otherwise in form and substance reasonably  satisfactory to the
            Purchaser, the Trustee and each Rating Agency;

                        (vi)  A letter  from each of the Rating  Agencies  giving each Class of Certificates set forth on Schedule A hereto the rating set forth therein; and

                        (vii) Such  other  documents,   certificates  (including  additional
            representations  and warranties) and opinions as may be reasonably  necessary to secure the intended ratings from each Rating Agency for the Certificates.

                  (c)   The  Certificates  to be  sold  to  Bear  Stearns  pursuant  to  the
      Underwriting  Agreement and the Purchase  Agreement,  if  applicable,  shall have been issued and sold to Bear Stearns.

                  (d)   The Mortgage Loan Seller shall have  furnished to the Purchaser such other  certificates of its officers or others and such other documents and opinions of counsel to evidence  fulfillment of the conditions set forth in this Agreement and the transactions  contemplated  hereby as the  Purchaser  and its counsel  may  reasonably request.

            (2)   The  obligations of the Mortgage Loan Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

                  (a)   The  obligations of the Purchaser  required to be performed by it on or prior to the Closing Date pursuant to the terms of this  Agreement  shall have been
      duly  performed  and  complied  with  in  all  material  respects,   and  all  of  the
      representations  and warranties of the Purchaser  under this  Agreement  shall be true and  correct in all  material  respects  as of the date  hereof and as of the  Closing
      Date,  and no event shall have occurred  which would  constitute a breach by it of the terms  of this  Agreement,  and  the  Mortgage  Loan  Seller  shall  have  received  a certificate to that effect signed by an authorized officer of the Purchaser.

                  (b)   The Mortgage  Loan Seller shall have  received  copies of all of the following  closing  documents,  in  such  forms  as are  agreed  upon  and  reasonably acceptable to the Mortgage Loan Seller,  duly executed by all  signatories  other than the Mortgage Loan Seller as required pursuant to the respective terms thereof:

                        (i)   If  required  pursuant  to  Section  3 hereof,  the  Amendment dated as of the Closing Date and any documents referred to therein;

                        (ii)  The Pooling and  Servicing  Agreement,  in form and  substance reasonably  satisfactory to the Mortgage Loan Seller, and all documents required thereby duly executed by all signatories;

                        (iii) A certificate  of an officer of the Purchaser  dated as of the
            Closing Date, in a form reasonably  acceptable to the Mortgage Loan Seller,  and attached  thereto  copies  of the  Purchaser's  articles  of  incorporation  and by-laws,  and evidence as to the good  standing of the  Purchaser  dated as of a recent date;

                        (iv)  One or more opinions of counsel from the  Purchaser's  counsel in form and substance reasonably satisfactory to the Mortgage Loan Seller; and

                        (v)   Such  other  documents,   certificates  (including  additional
            representations  and warranties) and opinions as may be reasonably  necessary to secure the intended rating from each Rating Agency for the Certificates.

            SECTION 11. Fees and Expenses.  Subject to Section 16 hereof,  the Mortgage Loan
Seller  shall  pay on the  Closing  Date  or such  later  date  as may be  agreed  to by the
Purchaser  (i) the fees  and  expenses  of the  Mortgage  Loan  Seller's  attorneys  and the reasonable  fees and expenses of the  Purchaser's  attorneys,  (ii) the fees and expenses of
Deloitte  & Touche  LLP,  (iii) the fee for the use of  Purchaser's  Registration  Statement
based on the aggregate  original  principal amount of the Certificates and the filing fee of the  Commission  as in effect on the date on which the  Registration  Statement was declared effective,  (iv) the fees and expenses  including  counsel's fees and expenses in connection with any "blue sky" and legal investment  matters,  (v) the fees and expenses of the Trustee which shall include  without  limitation  the fees and expenses of the Trustee (and the fees and  disbursements  of its counsel)  with  respect to (A) legal and document  review of this
Agreement,  the Pooling and Servicing  Agreement,  the Certificates and related  agreements,
(B)  attendance  at the Closing and (C) review of the Mortgage  Loans to be performed by the
Trustee,  (vi) the  expenses for printing or otherwise  reproducing  the  Certificates,  the
Prospectus and the Prospectus Supplement,  (vii) the fees and expenses of each Rating Agency
(both initial and ongoing),  (viii) the fees and expenses  relating to the  preparation  and recordation  of  mortgage  assignments  (including  intervening  assignments,  if any and if available,  to  evidence  a  complete  chain of title  from the  originator  thereof  to the
Trustee)  from the  Mortgage  Loan  Seller to the  Trustee or the  expenses  relating to the
Opinion  of  Counsel  referred  to in  Section  6(i)  hereof,  as the case may be,  and (ix)
Mortgage  File due  diligence  expenses  and other  out-of-pocket  expenses  incurred by the
Purchaser  in  connection  with the  purchase of the  Mortgage  Loans and by Bear Stearns in connection with the sale of the Certificates.  The Mortgage Loan Seller  additionally agrees to pay directly to any third party on a timely  basis the fees  provided for above which are charged by such third party and which are billed periodically.

            SECTION 12. Accountants' Letters.

            (i)   Deloitte & Touche LLP will review the  characteristics  of a sample of the
Mortgage  Loans  described  in the Final  Mortgage  Loan  Schedule  and will  compare  those characteristics  to the  description  of the  Mortgage  Loans  contained  in the  Prospectus
Supplement  under the captions  "Summary of Terms - The Mortgage Pool" and  "Description  of
the Mortgage Loans" and in Schedule A thereto.  The Mortgage Loan Seller will cooperate with the Purchaser in making available all information and taking all steps reasonably  necessary to permit such  accountants  to complete  the review and to deliver the letters  required of them under the  Underwriting  Agreement.  Deloitte & Touche  LLP will also  confirm  certain calculations  as set forth under the caption  "Yield and Prepayment  Considerations"  in the
Prospectus Supplement.

            (ii)  To  the  extent  statistical   information  with  respect  to  the  Master
Servicer's  servicing  portfolio is included in the Prospectus  Supplement under the caption
"The  Master  Servicer,"  a letter  from the  certified  public  accountant  for the  Master
Servicer will be delivered to the Purchaser dated the date of the Prospectus Supplement,  in the form  previously  agreed to by the Mortgage Loan Seller and the Purchaser,  with respect to such statistical information.

            SECTION 13. Indemnification.

            (i)   The Mortgage  Loan Seller shall  indemnify and hold harmless the Purchaser and its  directors,  officers  and  controlling  persons  (as  defined  in Section 15 of the
Securities Act) from and against any loss,  claim,  damage or liability or action in respect thereof,  to which  they or any of them may  become  subject,  under the  Securities  Act or otherwise,  insofar as such loss,  claim,  damage,  liability or action arises out of, or is based upon (i) any untrue  statement of a material  fact  contained  in the  Mortgage  Loan
Seller's  Information  as identified  in Exhibit 3, the omission to state in the  Prospectus
Supplement or Prospectus  (or any amendment  thereof or supplement  thereto  approved by the
Mortgage  Loan  Seller  and in  which  additional  Mortgage  Loan  Seller's  Information  is identified),  in reliance upon and in conformity  with Mortgage Loan Seller's  Information a material fact required to be stated therein or necessary to make the  statements  therein in light of the circumstances in which they were made, not misleading,  (ii) any representation or warranty  assigned or made by the  Mortgage  Loan Seller in Section 7 or Section 8 hereof being,  or alleged to be,  untrue or  incorrect,  or (iii) any failure by the Mortgage  Loan
Seller to perform its obligations  under this Agreement;  and the Mortgage Loan Seller shall reimburse the Purchaser and each other  indemnified  party for any legal and other  expenses reasonably  incurred by them in connection with  investigating  or defending or preparing to defend against any such loss, claim, damage, liability or action.

      The foregoing  indemnity  agreement is in addition to any liability which the Mortgage
Loan Seller otherwise may have to the Purchaser or any other such indemnified party.

            (ii)  The Purchaser  shall  indemnify and hold harmless the Mortgage Loan Seller and its respective directors,  officers and controlling persons (as defined in Section 15 of the  Securities  Act) from and against any loss,  claim,  damage or  liability  or action in respect thereof,  to which they or any of them may become subject,  under the Securities Act or otherwise,  insofar as such loss, claim, damage, liability or action arises out of, or is based upon (a) any untrue  statement  of a  material  fact  contained  in the  Purchaser's
Information as identified in Exhibit 4, the omission to state in the  Prospectus  Supplement or Prospectus (or any amendment thereof or supplement  thereto approved by the Purchaser and in  which  additional  Purchaser's  Information  is  identified),  in  reliance  upon and in conformity with the Purchaser's  Information,  a material fact required to be stated therein or  necessary to make the  statements  therein in light of the  circumstances  in which they were made,  not  misleading,  (b) any  representation  or warranty  made by the Purchaser in
Section 9 hereof being,  or alleged to be,  untrue or  incorrect,  or (c) any failure by the
Purchaser  to  perform  its  obligations  under  this  Agreement;  and the  Purchaser  shall reimburse  the Mortgage  Loan  Seller,  and each other  indemnified  party for any legal and other expenses  reasonably incurred by them in connection with investigating or defending or preparing  to defend any such loss,  claim,  damage,  liability  or  action.  The  foregoing indemnity  agreement is in addition to any liability which the Purchaser  otherwise may have to the Mortgage Loan Seller, or any other such indemnified party,

            (iii) Promptly  after receipt by an  indemnified  party under  subsection (i) or
(ii) above of notice of the commencement of any action,  such indemnified  party shall, if a claim  in  respect  thereof  is to  be  made  against  the  indemnifying  party  under  such subsection,  notify each party  against whom  indemnification  is to be sought in writing of the  commencement  thereof  (but the  failure so to notify an  indemnifying  party shall not relieve it from any  liability  which it may have under this Section 13 except to the extent that it has been  prejudiced  in any material  respect by such failure or from any liability which it may have  otherwise).  In case any such action is brought  against any  indemnified party, and it notifies an indemnifying party of the commencement  thereof,  the indemnifying party will be entitled  to  participate  therein  and, to the extent it may elect by written notice  delivered to the  indemnified  party  promptly  (but, in any event,  within 30 days)
after  receiving the aforesaid  notice from such  indemnified  party,  to assume the defense thereof with counsel reasonably satisfactory to such indemnified party.  Notwithstanding the foregoing,  the indemnified party or parties shall have the right to employ its or their own counsel in any such case,  but the fees and expenses of such counsel shall be at the expense of such  indemnified  party or parties  unless (a) the employment of such counsel shall have been  authorized  in  writing by one of the  indemnifying  parties  in  connection  with the defense of such action,  (b) the  indemnifying  parties shall not have  employed  counsel to have  charge  of the  defense  of such  action  within a  reasonable  time  after  notice of commencement of the action,  or (c) such indemnified  party or parties shall have reasonably concluded  that  there is a  conflict  of  interest  between  itself or  themselves  and the indemnifying  party in the conduct of the defense of any claim or that the  interests of the indemnified  party  or  parties  are  not  substantially  co-extensive  with  those  of  the indemnifying  party  (in which  case the  indemnifying  parties  shall not have the right to direct the defense of such action on behalf of the indemnified party or parties),  in any of which events such fees and expenses shall be borne by the  indemnifying  parties  (provided, however,  that the indemnifying  party shall be liable only for the fees and expenses of one counsel in  addition to one local  counsel in the  jurisdiction  involved.  Anything in this subsection to the contrary  notwithstanding,  an indemnifying  party shall not be liable for any  settlement  or any claim or action  effected  without  its written  consent;  provided, however, that such consent was not unreasonably withheld.

            (iv)  If the  indemnification  provided for in  paragraphs  (i) and (ii) of this
Section 13 shall for any reason be  unavailable  to an  indemnified  party in respect of any loss, claim, damage or liability,  or any action in respect thereof,  referred to in Section
13,  then  the  indemnifying  party  shall in lieu of  indemnifying  the  indemnified  party contribute  to the  amount  paid or payable  by such  indemnified  party as a result of such loss, claim, damage or liability,  or action in respect thereof, in such proportion as shall be appropriate to reflect the relative  benefits received by the Mortgage Loan Seller on the one hand and the  Purchaser on the other from the  purchase and sale of the Mortgage  Loans, the offering of the  Certificates  and the other  transactions  contemplated  hereunder.  No person  found liable for a fraudulent  misrepresentation  shall be entitled to  contribution from any person who is not also found liable for such fraudulent misrepresentation.

            (v)   The parties  hereto  agree that  reliance by an  indemnified  party on any
publicly   available   information  or  any  information  or  directions   furnished  by  an
indemnifying party shall not constitute negligence,  bad faith or willful misconduct by such indemnified party.

            SECTION 14. Notices. All demands,  notices and communications hereunder shall be in  writing  but may be  delivered  by  facsimile  transmission  subsequently  confirmed  in writing.  Notices to the Mortgage Loan Seller shall be directed to EMC Mortgage Corporation,
Mac Arthur Ridge II, 909 Hidden  Ridge  Drive,  Suite 200,  Irving,  Texas 75038  (Telecopy:
(972-444-2880)),  and  notices  to the  Purchaser  shall be  directed  to  Structured  Asset
Mortgage  Investments  II Inc.,  383 Madison  Avenue,  New York,  New York 10179  (Telecopy:
(212-272-7206)),  Attention: Baron Silverstein;  or to any other address as may hereafter be furnished  by one  party to the  other  party by like  notice.  Any such  demand,  notice or communication  hereunder  shall be deemed to have been  received on the date received at the premises of the addressee  (as  evidenced,  in the case of registered or certified  mail, by the date noted on the return receipt)  provided that it is received on a Business Day during normal business hours and, if received after normal business hours,  then it shall be deemed to be received on the next Business Day.

            SECTION 15. Transfer  of  Mortgage  Loans.  The  Purchaser  retains the right to assign  the  Mortgage  Loans and any or all of its  interest  under  this  Agreement  to the
Trustee  without the consent of the Mortgage  Loan Seller,  and, upon such  assignment,  the
Trustee shall succeed to the applicable  rights and obligations of the Purchaser  hereunder;
provided,  however,  the  Purchaser  shall  remain  entitled  to the  benefits  set forth in
Sections  11,  13 and 17  hereto  and as  provided  in  Section  2(i).  Notwithstanding  the foregoing,  the sole and exclusive  right and remedy of the Trustee with respect to a breach of a representation  or warranty of the Mortgage Loan Seller shall be the cure,  purchase or substitution obligations of the Mortgage Loan Seller contained in Sections 5 and 7 hereof.

            SECTION 16. Termination.  This  Agreement  may be  terminated  (a) by the mutual consent of the  parties  hereto  prior to the Closing  Date,  (b) by the  Purchaser,  if the conditions to the  Purchaser's  obligation to close set forth under Section 10(1) hereof are not fulfilled as and when  required to be fulfilled or (c) by the Mortgage  Loan Seller,  if the  conditions to the Mortgage  Loan  Seller's  obligation to close set forth under Section
10(2)  hereof  are not  fulfilled  as and when  required  to be  fulfilled.  In the event of termination  pursuant to clause (b), the Mortgage Loan Seller shall pay, and in the event of termination  pursuant to clause (c), the Purchaser  shall pay, all reasonable  out-of-pocket expenses  incurred by the other in connection  with the  transactions  contemplated  by this
Agreement.  In the event of a  termination  pursuant  to clause  (a),  each  party  shall be responsible for its own expenses.

            SECTION 17. Representations,  Warranties and Agreements to Survive Delivery. All
representations,  warranties and  agreements  contained in this  Agreement,  or contained in certificates  of officers of the  Mortgage  Loan Seller  submitted  pursuant  hereto,  shall remain  operative  and in full force and effect and shall  survive  delivery of the Mortgage
Loans to the Purchaser (and by the Purchaser to the Trustee).  Subsequent to the delivery of the  Mortgage  Loans to the  Purchaser,  the  Mortgage  Loan  Seller's  representations  and warranties  contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage  Loans  actually  delivered to the Purchaser and included in the Final Mortgage
Loan Schedule and any Substitute  Mortgage Loan and not to those Mortgage Loans deleted from the Preliminary  Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing or any Deleted Mortgage Loan.

            SECTION 18. Severability.   If  any  provision  of  this   Agreement   shall  be
prohibited or invalid under  applicable  law, this Agreement  shall be  ineffective  only to such extent, without invalidating the remainder of this Agreement.

            SECTION 19. Counterparts.  This Agreement may be executed in counterparts,  each of  which  will be an  original,  but  which  together  shall  constitute  one and the  same agreement.

            SECTION 20. Amendment.  This  Agreement  cannot be  amended or  modified  in any manner without the prior written consent of each party.

            SECTION 21. GOVERNING LAW. THIS AGREEMENT  SHALL BE DEEMED TO HAVE BEEN MADE AND
PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED  IN ACCORDANCE  WITH THE LAWS OF
SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

            SECTION 22. Further  Assurances.  Each of the  parties  agrees  to  execute  and deliver  such  instruments  and take such actions as another  party may,  from time to time, reasonably  request in order to  effectuate  the  purpose and to carry out the terms of this
Agreement including any amendments hereto which may be required by either Rating Agency.

            SECTION 23. Successors and Assigns.  This Agreement  shall bind and inure to the benefit of and be  enforceable  by the  Mortgage  Loan  Seller and the  Purchaser  and their permitted  successors  and assigns and, to the extent  specified in Section 13 hereof,  Bear
Stearns,  and their  directors,  officers  and  controlling  persons  (within the meaning of federal  securities  laws).  The  Mortgage  Loan  Seller  acknowledges  and agrees  that the
Purchaser may assign its rights under this Agreement  (including,  without limitation,  with respect  to the  Mortgage  Loan  Seller's  representations  and  warranties  respecting  the
Mortgage  Loans) to the  Trustee.  Any person  into which the  Mortgage  Loan  Seller may be merged or consolidated (or any person  resulting from any merger or consolidation  involving the Mortgage Loan Seller),  any person  resulting from a change in form of the Mortgage Loan
Seller or any person  succeeding  to the  business of the  Mortgage  Loan  Seller,  shall be considered the  "successor" of the Mortgage Loan Seller  hereunder and shall be considered a party hereto  without the  execution or filing of any paper or any further act or consent on the part of any party  hereto.  Except as provided  in the two  preceding  sentences  and in
Section 15 hereto,  this Agreement  cannot be assigned,  pledged or  hypothecated  by either party hereto  without the written  consent of the other  parties to this  Agreement  and any such assignment or purported assignment shall be deemed null and void.

            SECTION 24. The  Mortgage  Loan  Seller and the  Purchaser.  The  Mortgage  Loan
Seller and the  Purchaser  will keep in full effect all rights as are  necessary  to perform their respective obligations under this Agreement.

            SECTION 25. Entire Agreement.  This Agreement  contains the entire agreement and understanding  between the parties with respect to the subject matter hereof, and supersedes all  prior and  contemporaneous  agreements,  understandings,  inducements  and  conditions, express or implied,  oral or written,  of any nature  whatsoever with respect to the subject matter hereof.

            SECTION 26. No  Partnership.   Nothing  herein  contained  shall  be  deemed  or
construed to create a partnership or joint venture between the parties hereto.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF,  the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          EMC MORTGAGE CORPORATION

                                          By:
                                          Name:
                                          Title:

                                          STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                          By:
                                          Name:
                                          Title:

                                            E-1

                                   EXHIBIT 1
                           CONTENTS OF MORTGAGE FILE

      With  respect to each  Mortgage  Loan,  the  Mortgage  File shall  include each of the following  items,  which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the  Purchaser or its designee  pursuant to the terms of the
Agreement:

            (i)   The original Mortgage Note,  endorsed without recourse to the order of the
      Trustee and showing an unbroken chain of endorsements  from the original payee thereof to the Person endorsing it to the Trustee, or lost note affidavit;

            (ii)  The original  Mortgage  and, if the related  Mortgage  Loan is a MOM Loan, noting the presence of the MIN and language  indicating  that such  Mortgage Loan is a
      MOM Loan,  which shall have been  recorded  (or if the  original is not  available,  a copy), with evidence of such recording  indicated thereon (or if the original Security
      Instrument,  assignments to the Trustee or intervening  assignments thereof which have been delivered,  are being  delivered or will,  upon receipt of recording  information relating to the Security  Instrument  required to be included thereon, be delivered to recording  offices  for  recording  and have not been  returned to the  Mortgage  Loan
      Seller in time to permit  their  recording  as  specified  in  Section  2.01(b) of the
      Pooling and Servicing Agreement, shall be in recordable form);

            (iii)  Unless  the  Mortgage  Loan  is a MOM  Loan,  a  certified  copy  of  the assignment  (which  may be in the form of a blanket  assignment  if  permitted  in the jurisdiction  in which the  Mortgaged  Property is located) to  "JPMorgan  Chase Bank,
      National  Association,  as Trustee",  with evidence of recording  with respect to each
      Mortgage  Loan  in the  name  of the  Trustee  thereon  (or if the  original  Security
      Instrument,  assignments to the Trustee or intervening  assignments thereof which have been delivered,  are being  delivered or will,  upon receipt of recording  information relating to the Security  Instrument  required to be included thereon, be delivered to recording  offices  for  recording  and have not been  returned to the  Mortgage  Loan
      Seller in time to permit  their  delivery  as  specified  in  Section  2.01(b)  of the
      Pooling and  Servicing  Agreement,  the  Mortgage  Loan Seller may deliver a true copy thereof with a  certification  by the Mortgage Loan Seller,  on the face of such copy, substantially  as follows:  "Certified  to be a true and correct copy of the original, which has been transmitted for recording");

            (iv)  All intervening assignments of the Security Instrument,  if applicable and only to the extent  available to the Mortgage  Loan Seller with  evidence of recording thereon;

            (v)   The original or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any;

            (vi)  The original  policy of title  insurance  or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance; and

            (vii) The originals of all modification agreements, if applicable and available.

                                           E-2-2

                                   EXHIBIT 2

                      MORTGAGE LOAN SCHEDULE INFORMATION

      The  Preliminary  and Final  Mortgage  Loan  Schedules  shall set forth the  following information with respect to each Mortgage Loan:

(a)   the loan number;

(b)   the Mortgagor's name;

(c)   the city, state and zip code of the Mortgaged Property;

(d)   the property type;

(e)   the Mortgage Interest Rate;

(f)   the Servicing Fee Rate;

(g)   the Net Rate;

(h)   the original term;

(i)   the maturity date;

(j)   the stated remaining term to maturity;

(k)   the original Principal Balance;

(1)   the first payment date;

(m)   the principal and interest payment in effect as of the Cut-off Date;

(n)   the unpaid Principal Balance as of the Cut-off Date;

(o)   the Loan-to-Value Ratio at origination;

(p)   the paid-through date;

(q)   the insurer of any Primary Mortgage Insurance Policy;

(r)   the Gross Margin, if applicable;

(s)   the Maximum Lifetime Mortgage Rate, if applicable;

(t)   the Minimum Lifetime Mortgage Rate, if applicable;

(u)   the Periodic Rate Cap, if applicable;

(v)   the number of days delinquent, if any;

(w)   a code indicating whether the Mortgage Loan is negatively amortizing; and

(x)   which Mortgage  Loans adjust after an initial  fixed~rate  period of one, two,  three, five, seven or ten years.

Such  schedule  also  shall set forth for all of the  Mortgage  Loans,  the total  number of
Mortgage  Loans,  the total of each of the amounts  described  under (k) and (n) above,  the weighted average by principal  balance as of the Cut-off Date of each of the rates described under (e), (f) and (g) above, and the weighted average  remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                            E-3

                                   EXHIBIT 3

                      MORTGAGE LOAN SELLER'S INFORMATION

      All information in the Prospectus  Supplement  described under the following Sections:
"SUMMARY OF TERMS -- The Mortgage  Pool,"  "DESCRIPTION OF THE MORTGAGE LOANS" and "SCHEDULE
A -- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS."

                                            E-4

                                   EXHIBIT 4

                            PURCHASER'S INFORMATION

      All information in the Prospectus  Supplement and the Prospectus,  except the Mortgage
Loan Seller's Information.

                                            E-10

                                   EXHIBIT 5

                            SCHEDULE OF LOST NOTES

                            Available Upon Request

                                         EXHIBIT 6

               Standard & Poor's LEVELS® Glossary, Version 5.6b Revised, Appendix E

                                                        REVISED July 11, 2005

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that  certain  loans  classified  by the relevant statute as Covered are  included in Standard & Poor's High Cost Loan  Category  because they included thresholds and tests that are typical of what is generally  considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. §§ 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code §§ 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. §§ 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. §§ 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code §§ 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       §§ 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. §§ 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       § 1639, 12 C.F.R. §§ 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, §§ 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from July 14, 2001)
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. §§ 16a-1-101 et seq.          Consumer Loan (id. §
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id. §
                                                          16a-3-308a)
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. §§
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, §§ 8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       §§ 32.00 et seq. and 209 C.M.R.
                       §§ 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. §§ 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. §§ 1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. §§  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                            A-2

                                  SCHEDULE A

                REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                 Certificates

                    Certificates       S&P    Moody's
                    ------------       ----       -------
                    Class I-1A-1        AAA        Aaa
                    Class I-1A-2        AAA        Aaa
                    Class II-1A-1       AAA        Aaa
                    Class II-1A-2       AAA        Aa1
                    Class II-1X         AAA        Aaa
                    Class II-2A-1       AAA        Aaa
                    Class II-3A-1       AAA        Aaa
                    Class II-3A-2       AAA        Aa1
                    Class II-4A-1       AAA        Aaa
                    Class II-4A-2       AAA        Aa1
                    Class II-5A-1       AAA        Aaa
                    Class II-5A-2       AAA        Aa1
                    Class II-6A-1       AAA        Aaa
                    Class II-6A-2       AAA        Aa1
                    Class I-M-1         AA         Aa2
                    Class I-M-2          A         A2
                    Class I-B-1         BBB        Baa2
                    Class I-B-2         BBB-       Baa3
                    Class II-B-1        AA         Aa2
                    Class II-B-2         A         A2
                    Class II-B-3        BBB        Baa2

--------------------------------------------------------------------------------------------
The Class I-B-3, Class II-B-4, Class II-B-5, Class II-B-6 Class R, Class R-X, Class B-IO,
and Class XP Certificates have not been rated.

None of the above  ratings  has been  lowered,  qualified  or  withdrawn  since the dates of issuance of such ratings by the Rating Agencies.

                                         SCHEDULE B

                                   MORTGAGE LOAN SCHEDULE

                                  (Provided upon request)

                                                                                   EXHIBIT K

           FORM OF SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT
                                          between

                                  EMC MORTGAGE CORPORATION

                                         as Seller

                                            and

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                        as Purchaser

                                        Dated as of

                                     September 30, 2005

                                     TABLE OF CONTENTS

                                                                          Page

SECTION 1.    Definitions....................................................3
SECTION 2.    Purchase and Sale of the Subsequent Mortgage Loans

SECTION 7.    Representations and Warranties of Seller Concerning

SECTION 17.   Representations, Warranties and Agreements

                                  EXHIBITS AND SCHEDULE TO
                        SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1   Contents of Mortgage File
Exhibit 2   Subsequent Mortgage Loan Schedule Information
Exhibit 3   Schedule of Lost Notes
Exhibit 4   Standard & Poor's LEVELS® Glossary, Version 5.6 Revised, Appendix E

Schedule A  Required Rating For Each Class of Certificates

                        SUBSEQUENT MORTGAGE LOAN PURCHASE AGREEMENT

            SUBSEQUENT MORTGAGE LOAN PURCHASE  AGREEMENT,  dated as of September 30, 2005 as amended and supplemented by any and all amendments hereto  (collectively,  the "Agreement"), by and  between  EMC  MORTGAGE  CORPORATION,  a Delaware  corporation  (the  "Seller"),  and
STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., a Delaware corporation (the "Purchaser").

            Upon the terms and  subject  to the  conditions  of this  Agreement,  the Seller agrees to sell,  and the  Purchaser  agrees to purchase,  certain  conventional,  first lien
mortgage   loans  secured   primarily  by  one-  to   four-family   residential   properties
(collectively,   the  "Subsequent  Mortgage  Loans")  as  described  herein.  The  Purchaser intends to deposit the Subsequent  Mortgage Loans into a trust fund (the "Trust Fund") named
Bear  Stearns  ALT-A  Trust,   Mortgage  Pass-Through   Certificates,   Series  2005-9  (the
"Certificates"),  created under a pooling and servicing agreement,  dated as of September 1,
2005 (the "Pooling and  Servicing  Agreement"),  among the  Purchaser,  as seller,  JPMorgan
Chase Bank, National Association,  as trustee (the "Trustee"),  EMC Mortgage Corporation and
Wells Fargo Bank, National Association, as master servicer and securities administrator.

            The  Purchaser  has filed  with the  Securities  and  Exchange  Commission  (the
"Commission")  a  registration  statement  on Form S-3 (Number  333-120916)  relating to its
Mortgage  Pass-Through  Certificates  and the offering of certain series thereof  (including certain  classes of the  Certificates)  from time to time in accordance  with Rule 415 under the  Securities  Act of 1933, as amended,  and the rules and  regulations  of the Commission promulgated  thereunder  (the  "Securities  Act").  Such  registration  statement,  when  it became  effective  under the  Securities  Act,  and the  prospectus  relating  to the public offering of certain classes of the  Certificates  by the Purchaser (the "Public  Offering"),
as from time to time each is amended  or  supplemented  pursuant  to the  Securities  Act or otherwise,  are referred to herein as the  "Registration  Statement"  and the  "Prospectus,"
respectively.  The "Prospectus  Supplement" shall mean that supplement,  dated September 28,
2005,  to the  Prospectus,  dated  December  20,  2004,  relating to certain  classes of the
Certificates.  With respect to the public offering of certain  classes of the  Certificates, the  Purchaser  and Bear,  Stearns & Co. Inc.  ("Bear  Stearns")  have  entered into a terms agreement,  dated as of September 28, 2005,  to an  underwriting  agreement,  dated July 29,
2003, between the Purchaser and Bear Stearns (collectively, the "Underwriting Agreement").

            Now,  therefore,  in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

      SECTION 1.  Definitions.  Certain  terms are defined  herein.  Capitalized  terms used herein  but not  defined  herein  shall  have the  meanings  specified  in the  Pooling  and
Servicing Agreement.   The following other terms are defined as follows:

            Acquisition  Price: Cash in an amount equal to $____________  (plus $________ in accrued interest)(1).

            Bear Stearns:  Bear, Stearns & Co.  Inc.

            Deleted Subsequent  Mortgage Loan: A Subsequent  Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

            Due Date:  With  respect  to each  Subsequent  Mortgage  Loan,  the date in each month on which its  Scheduled  Payment is due, if such due date is the first day of a month, and  otherwise  is  deemed to be the first day of the  following  month or such  other  date specified in the related Servicing Agreement.

            Master Servicer:  Wells Fargo Bank, National Association.

            Moody's:  Moody's Investors Service, Inc., or its successors in interest.

            Mortgage:  The  mortgage  or deed of trust  creating a first lien on an interest in real property securing a Mortgage Note.

            Mortgage  File:  The items  referred to in Exhibit 1 pertaining  to a particular
Subsequent  Mortgage  Loan  and  any  additional  documents  required  to be  added  to such documents pursuant to this Agreement or the Pooling and Servicing Agreement.

            Mortgage  Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

            Mortgagor:  The obligor(s) on a Mortgage Note.

            Opinion of Counsel:  A written  opinion of  counsel,  who may be counsel for the
Seller or the Purchaser, reasonably acceptable to the Trustee.

            Person: Any legal person,  including any individual,  corporation,  partnership, joint venture,  association,  joint stock company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

            Purchase  Price:  With respect to any Subsequent  Mortgage Loan (or any property acquired with respect  thereto)  required to be repurchased  by the Seller  pursuant to this
Agreement or Article II of the Pooling and Servicing  Agreement,  an amount equal to the sum of (i)(a) 100% of the Outstanding  Principal Balance of such Subsequent  Mortgage Loan as of the date of  repurchase  (or if the related  Mortgaged  Property was  acquired  with respect thereto,  100% of the Outstanding  Principal Balance at the date of the  acquisition),  plus
(b)  accrued  but unpaid  interest  on the  Outstanding  Principal  Balance  at the  related
Mortgage Interest Rate,  through and including the last day of the month of repurchase,  and reduced by (c) any  portion of the  Master  Servicing  Compensation,  Monthly  Advances  and
advances  payable to the  purchaser of the  Subsequent  Mortgage Loan and (ii) any costs and damages (if any) incurred by the Trust in connection  with any violation of such  Subsequent
Mortgage Loan of any anti-predatory or abusive lending laws.

            Rating Agencies:  Standard & Poor's and Moody's, each a "Rating Agency."

            Securities Act:  The Securities Act of 1933, as amended.

            Security  Instrument:  A written  instrument  creating  a valid  first lien on a
Mortgaged  Property  securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust,  deed to secure  debt or  security  deed,  including  any  riders or  addenda thereto.

            Standard  & Poor's:  Standard  & Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc. or its successors in interest.

            Subsequent Cut-off Date Balance:  $[____].

            Subsequent Cut-off Date:  September 1, 2005.

            Subsequent Transfer Date:  September 30, 2005.

            Substitute  Mortgage Loan: A mortgage loan substituted for a Deleted  Subsequent
Mortgage Loan which must meet, on the date of such  substitution,  the  requirements  stated
herein and in the Pooling and Servicing  Agreement with respect to such  substitution;  upon such substitution, such mortgage loan shall be a "Subsequent Mortgage Loan" hereunder.

            Value:  The value of the Mortgaged  Property at the time of  origination  of the related  Subsequent  Mortgage  Loan,  such  value  being the lesser of (i) the value of such property set forth in an appraisal  accepted by the applicable  originator of the Subsequent
Mortgage Loan or (ii) the sales price of such property at the time of origination.

      SECTION 2.  Purchase  and  Sale  of  the  Subsequent   Mortgage  Loans  and  Related
Rights.(a) Upon  satisfaction  of the conditions set forth in Section 10 hereof,  the Seller agrees to sell, and the Purchaser  agrees to purchase,  Subsequent  Mortgage Loans having an aggregate Subsequent Cut-off Date Balance of $[____].

            (b)   The closing for the purchase  and sale of the  Subsequent  Mortgage  Loans will take place on the Subsequent  Transfer Date at the office of the Purchaser's counsel in
New York, New York or such other place as the parties shall agree.

            (c)   Upon the  satisfaction  of the  conditions set forth in Section 10 hereof, on the  Subsequent  Transfer  Date,  the Purchaser  shall pay to the Seller the  Acquisition
Price for the Subsequent  Mortgage Loans in immediately  available funds by wire transfer to such account or accounts as shall be designated by the Seller.

            (d)   In addition to the foregoing,  on the Subsequent  Transfer Date the Seller assigns to the  Purchaser all of its right,  title and interest in the Servicing  Agreements
(other than its right to enforce the representations and warranties set forth therein).

      SECTION 3.  Subsequent  Mortgage Loan  Schedules.  The Seller agrees to provide to the
Purchaser as of the date hereof a preliminary  listing of the Subsequent Mortgage Loans (the
"Preliminary  Subsequent  Mortgage Loan Schedule")  setting forth the information  listed on
Exhibit 2 to this  Agreement  with respect to each of the  Subsequent  Mortgage  Loans being sold by the  Seller.  If there are  changes  to the  Preliminary  Subsequent  Mortgage  Loan
Schedule,  the Seller shall  provide to the Purchaser as of the  Subsequent  Transfer Date a
final  schedule  (the "Final  Subsequent  Mortgage  Loan  Schedule",  and together  with the
Preliminary  Subsequent Mortgage Loan Schedule, the "Mortgage Loan Schedule")) setting forth the  information  listed  on  Exhibit  2 to  this  Agreement  with  respect  to  each of the
Subsequent  Mortgage Loans being sold by the Seller to the Purchaser.  The Final  Subsequent
Mortgage Loan Schedule shall be delivered to the Purchaser on the Subsequent  Transfer Date, shall be attached  to an  amendment  to this  Agreement  to be  executed  on the  Subsequent
Transfer Date by the parties  hereto and shall be in form and substance  mutually  agreed to by the  Seller  and  the  Purchaser  (the  "Amendment").  If  there  are no  changes  to the
Preliminary  Subsequent  Mortgage Loan Schedule,  the Preliminary  Subsequent  Mortgage Loan
Schedule shall be the Final Subsequent Mortgage Loan Schedule for all purposes hereof.

      SECTION 4.  Subsequent Mortgage Loan Transfer.

            (a) The Purchaser  will be entitled to all  scheduled  payments of principal and interest on the Subsequent  Mortgage Loans due after the Subsequent Cut-off Date (regardless of when actually  collected)  and all payments  thereon other than  scheduled  principal and interest on the Subsequent  Mortgage Loans due on or before the Subsequent  Cut-off Date and received  after the  Subsequent  Cut-off Date.  The Seller will be entitled to all scheduled payments of principal  and interest on the  Subsequent  Mortgage  Loans due on or before the
Subsequent  Cut-off Date (including  payments  collected after the Subsequent  Cut-off Date)
and all payments in respect of such payments due thereon other than scheduled  principal and interest  on the  Subsequent  Mortgage  Loans  due  after the  Subsequent  Cut-off  Date and received on or before the Subsequent  Cut-off Date. Such principal  amounts and any interest thereon  belonging  to the Seller as described  above will not be included in the  aggregate outstanding  principal balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off
Date as set forth on the Final Subsequent Mortgage Loan Schedule.

            (b)   Pursuant  to  various  conveyancing   documents  to  be  executed  on  the
Subsequent Transfer Date and pursuant to the Pooling and Servicing Agreement,  the Purchaser
will assign on the Subsequent  Transfer Date all of its right,  title and interest in and to the Subsequent Mortgage Loans to the Trustee for the benefit of the  Certificateholders.  In connection  with the transfer and assignment of the Subsequent  Mortgage  Loans,  the Seller has  delivered  or will  deliver or cause to be delivered to the Trustee no later than three
Business  Days prior to the  Subsequent  Transfer Date or such later date as is agreed to by the  Purchaser and the Seller (each of the  Subsequent  Transfer Date and such later date is referred to as a "Mortgage File Delivery Date"), the items of each Mortgage File,  provided, however,  that in lieu of the  foregoing,  the Seller may deliver the  following  documents, under the circumstances  set forth below: (x) in lieu of the original  Security  Instrument, assignments to the Trustee or  intervening  assignments  thereof which have been  delivered, are being delivered or will, upon receipt of recording  information relating to the Security
Instrument  required  to be  included  thereon,  be  delivered,  to  recording  offices  for recording  and have not been  returned  to the Seller in time to permit  their  delivery  as specified  above,  the Seller may deliver a true copy  thereof with a  certification  by the
Seller,  on the face of such copy,  substantially  as follows:  "Certified  to be a true and correct copy of the original,  which has been transmitted for recording;" (y) in lieu of the
Security Instrument,  assignments to the Trustee or intervening  assignments thereof, if the applicable  jurisdiction  retains the  originals of such  documents or if the  originals are lost (in each case, as evidenced by a  certification  from the Seller to such  effect),  the
Seller may deliver  photocopies of such documents  containing an original  certification  by the judicial or other  governmental  authority of the jurisdiction where such documents were recorded;  and (z) in lieu of the Mortgage Notes relating to the Subsequent  Mortgage Loans, each  identified  in the list  delivered by the  Purchaser to the Trustee on the  Subsequent
Transfer Date and attached  hereto as Exhibit 3, the Seller may deliver lost note affidavits and  indemnities  of the  Seller;  and  provided  further,  however,  that  in the  case  of
Subsequent  Mortgage Loans which have been prepaid in full after the Subsequent Cut-off Date and prior to the  Subsequent  Transfer  Date,  the Seller,  in lieu of delivering  the above documents,  may deliver to the Trustee a certification  by the Seller or the Master Servicer to such effect.  The Seller shall deliver such original  documents  (including  any original documents as to which  certified  copies had  previously  been  delivered) or such certified copies  to the  Trustee  promptly  after  they are  received.  The  Seller  shall  cause the
Security Instrument and intervening assignments,  if any, and the assignment of the Mortgage to be  recorded  not later than 180 days after the  Subsequent  Transfer  Date,  unless such assignment is not required to be recorded under the terms set forth in Section 6(a) hereof.

            (c)   The  Seller  and  the  Purchaser  acknowledge  hereunder  that  all of the
Subsequent  Mortgage Loans and the related servicing will ultimately be assigned to JPMorgan
Chase Bank, National Association, as Trustee for the Certificateholders, on the date hereof.

      SECTION 5.  Examination of Mortgage Files.

            (a)   On or before the Mortgage  File Delivery  Date,  the Seller will have made the Mortgage Files available to the Purchaser or its agent for examination,  which may be at the offices of the Trustee or the Seller  and/or the Seller's  custodian.  The fact that the
Purchaser  or its agent has  conducted  or has failed to  conduct  any  partial or  complete examination  of the Mortgage Files shall not affect the  Purchaser's  rights to demand cure, repurchase,  substitution or other relief as provided in this  Agreement.  In furtherance of the foregoing,  the Seller shall make the Mortgage  Files  available to the Purchaser or its agent from time to time so as to permit the  Purchaser  to confirm the  Seller's  compliance with the  delivery  and  recordation  requirements  of this  Agreement  and the  Pooling and
Servicing  Agreement.  In addition,  upon  request of the  Purchaser,  the Seller  agrees to provide to the Purchaser,  Bear Stearns and to any investors or prospective investors in the
Certificates  information  regarding the Subsequent  Mortgage Loans and their servicing,  to make the Mortgage Files  available to the  Purchaser,  Bear Stearns and to such investors or prospective  investors  (which  may be at the  offices of the  Seller  and/or  the  Seller's custodian)  and to make available  personnel  knowledgeable  about the  Subsequent  Mortgage
Loans for  discussions  with the  Purchaser,  Bear Stearns and such investors or prospective investors,  upon reasonable request during regular business hours,  sufficient to permit the
Purchaser,  Bear  Stearns and such  investors  or  potential  investors  to conduct such due diligence as any such party reasonably believes is appropriate.

            (b)   Pursuant  to the  Pooling  and  Servicing  Agreement,  on or  prior to the
Subsequent  Transfer Date, the Custodian shall  acknowledge  with respect to each Subsequent
Mortgage Loan, by an Initial  Certification  substantially in the form of Exhibit One to the
Custodial  Agreement,  receipt of the related  Mortgage  File,  but  without  review of such
Mortgage  File,  except to the extent  necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit.

            (c)   Pursuant  to the Pooling and  Servicing  Agreement,  no later than 90 days after the Subsequent Transfer Date, the Trustee, for the benefit of the  Certificateholders, will review or cause the  Custodian to review  items of the  Mortgage  Files as set forth on
Exhibit 1 and will  execute and  deliver,  or cause to be  executed  and  delivered,  to the
Seller a certification in the form attached as Exhibit Two to the Custodial Agreement.

            (d)   Pursuant to the Pooling and Servicing  Agreement,  the Trustee will review or cause the  Custodian  to review the  Mortgage  Files  within  180 days of the  Subsequent
Transfer Date and will execute and deliver,  or cause to be executed and  delivered,  to the
Seller and the Master Servicer a final  certification  substantially  in the form of Exhibit
Three to the  Custodial  Agreement.  If the  Trustee,  or the  Custodian,  as its agent,  is unable to deliver a final  certification  with  respect to the items listed in Exhibit 2 due to any document that is missing,  has not been  executed,  is  unrelated,  determined on the basis of the Mortgagor name,  original  principal balance and loan number, to the Subsequent
Mortgage Loans  identified in the Final  Subsequent  Mortgage Loan Schedule or appears to be defective on its face (a "Material Defect"),  the Trustee,  or the Custodian,  as its agent, shall promptly notify the Seller of such Material  Defect.  The Seller shall correct or cure any such  Material  Defect  within 90 days from the date of notice  from the  Trustee or the
Custodian,  as its agent, of the Material Defect and, if the Seller does not correct or cure such Material  Defect within such period and such defect  materially  and adversely  affects the interests of the  Certificateholders in the related Subsequent Mortgage Loan, the Seller will, in accordance  with the terms of the Pooling and Servicing  Agreement,  within 90 days of the date of notice,  provide the Trustee with a Substitute  Mortgage  Loan (if within two years  of the  Closing  Date)  or  purchase  the  related  Subsequent  Mortgage  Loan at the applicable  Purchase  Price;  provided  that,  if such  defect  would  cause the  Subsequent
Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure,  repurchase or substitution must occur within 90 days from the date such breach was  discovered;  provided,  however,  that if such defect relates solely to the inability  of the  Seller  to  deliver  the  original  Security  Instrument  or  intervening assignments  thereof, or a certified copy thereto,  because the originals of such documents, or a certified  copy,  have not been  returned by the  applicable  jurisdiction,  the Seller shall not be required to purchase such Subsequent  Mortgage Loan if the Seller delivers such original  documents or certified copy promptly upon receipt,  but in no event later than 360 days after the  Subsequent  Transfer  Date. The foregoing  repurchase  obligation  shall not apply in the event that the Seller  cannot  deliver  such  original or copy of any  document submitted for recording to the appropriate  recording office in the applicable  jurisdiction because such document has not been returned by such office;  provided, that the Seller shall instead  deliver a recording  receipt of such  recording  office or, if such  receipt is not available,  a certificate of the Seller or the related  Servicing  Officer  confirming  that such  documents  have been  accepted  for  recording,  and  delivery  to the  Trustee or the
Custodian,  as its agent,  shall be effected by the Seller within thirty days of its receipt of the original recorded document.

            (e)   At the time of any  substitution,  the Seller shall deliver or cause to be delivered the Substitute  Mortgage Loan, the related  Mortgage File and any other  documents and payments  required to be delivered in  connection  with a  substitution  pursuant to the
Pooling and Servicing  Agreement.  At the time of any purchase or substitution,  the Trustee shall (i) assign to the Seller and release or cause the  Custodian to release the  documents
(including,  but not  limited  to, the  Mortgage,  Mortgage  Note and other  contents of the
Mortgage  File) in its  possession or in the  possession  of the  Custodian  relating to the
Deleted  Subsequent  Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment,  in each case without  recourse,  as shall be necessary to vest in the Seller title to such Deleted Subsequent Mortgage Loan.

      SECTION 6.  Recordation of Assignments of Mortgage.

            (a)   The Seller will,  promptly after the Subsequent  Transfer Date, cause each
Mortgage and each assignment of Mortgage from the Seller to the Trustee,  and all unrecorded intervening  assignments,  if any, delivered on or prior to the Subsequent Transfer Date, to be recorded  in all  recording  offices in the  jurisdictions  where the  related  Mortgaged
Properties  are  located;  provided,  however,  the Seller need not cause to be recorded any assignment  which  relates to a  Subsequent  Mortgage  Loan if (a) such  recordation  is not required by the Rating  Agencies  or an Opinion of Counsel has been  provided to the Trustee which  states  that the  recordation  of such  assignment  is not  necessary  to protect the
Trustee's interest in the related Subsequent  Mortgage Loan or (b) MERS is identified on the
Mortgage or on a properly recorded  assignment of the Mortgage as mortgagee of record solely as nominee for Seller and its successors  and assigns;  provided,  however,  notwithstanding the delivery of any such Opinion of Counsel,  each assignment of Mortgage shall be submitted for recording by the Seller in the manner  described  above, at no expense to the Trust Fund or  Trustee,  upon the  earliest  to occur of (i)  reasonable  direction  by the  Holders of
Certificates  evidencing Fractional Undivided Interests aggregating not less than 25% of the
Trust,  (ii) the  occurrence of an Event of Default,  (iii) the  occurrence of a bankruptcy, insolvency or  foreclosure  relating to the Seller and,  (iv) the  occurrence of a servicing transfer as described in Section 8.02 of the Pooling and Servicing Agreement.

            While each such  Mortgage or  assignment is being  recorded,  if necessary,  the
Seller  shall leave or cause to be left with the Trustee a certified  copy of such  Mortgage or  assignment.  In the event that,  within 180 days of the  Subsequent  Transfer  Date, the
Trustee has not been provided an Opinion of Counsel as described above or received  evidence of recording  with  respect to each  Subsequent  Mortgage  Loan  delivered to the  Purchaser pursuant  to the terms  hereof or as set forth  above,  the  failure to provide  evidence of recording  or such  Opinion of  Counsel  shall be  considered  a  Material  Defect,  and the provisions  of  Section  5(c)  and  (d)  shall  apply.  All  customary  recording  fees  and reasonable  expenses  relating to the  recordation  of the  assignments  of Mortgages to the
Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Seller.

            (b)   It is the express  intent of the parties hereto that the conveyance of the
Subsequent Mortgage Loans by the Seller to the Purchaser,  as contemplated by this Agreement be, and be treated as, a sale.  It is,  further,  not the intention of the parties that such conveyance  be  deemed a pledge  of the  Subsequent  Mortgage  Loans  by the  Seller  to the
Purchaser to secure a debt or other  obligation of the Seller.  However,  in the event that, notwithstanding  the intent of the  parties,  the  Subsequent  Mortgage  Loans are held by a court of  competent  jurisdiction  to continue  to be property of the Seller,  then (i) this
Agreement  shall also be deemed to be a security  agreement  within the meaning of Article 9 of the applicable  Uniform  Commercial  Code;  (ii) the transfer of the Subsequent  Mortgage
Loans  provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right,  title and interest in and to the Subsequent
Mortgage Loans and all amounts  payable to the holders of the  Subsequent  Mortgage Loans in accordance  with  the  terms  thereof  and all  proceeds  of the  conversion,  voluntary  or involuntary,  of the foregoing into cash, instruments,  securities or other property, to the extent the Purchaser would  otherwise be entitled to own such Subsequent  Mortgage Loans and proceeds  pursuant  to  Section 4 hereof,  including  all  amounts,  other  than  investment earnings,  from  time to time held or  invested  in any  accounts  created  pursuant  to the
Pooling and Servicing  Agreement,  whether in the form of cash,  instruments,  securities or other  property;  (iii) the possession by the Purchaser or the Trustee of Mortgage Notes and
such other items of property as  constitute  instruments,  money,  negotiable  documents  or chattel  paper  shall be deemed to be  "possession  by the  secured  party" for  purposes of perfecting the security interest pursuant to Section 9-313 (or comparable  provision) of the applicable  Uniform  Commercial  Code;  and  (iv)  notifications  to  persons  holding  such
property,  and  acknowledgments,   receipts  or  confirmations  from  persons  holding  such
property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from, financial  intermediaries,  bailees or agents (as applicable) of the Purchaser for the purpose of perfecting  such security  interest under  applicable  law. Any assignment of the interest of the Purchaser  pursuant to any  provision  hereof or pursuant to the Pooling and
Servicing  Agreement  shall  also be deemed to be an  assignment  of any  security  interest created  hereby.  The Seller and the Purchaser  shall,  to the extent  consistent  with this
Agreement,  take  such  actions  as may be  reasonably  necessary  to ensure  that,  if this
Agreement were deemed to create a security  interest in the Subsequent  Mortgage Loans, such security  interest  would be deemed to be a perfected  security  interest of first  priority under  applicable law and will be maintained as such  throughout the term of the Pooling and
Servicing Agreement.

      SECTION 7.  Representations and Warranties of Seller Concerning the Subsequent
                  Mortgage  Loans.  The  Seller  hereby   represents  and  warrants  to  the
Purchaser as of the Subsequent  Transfer Date, or such other date as may be specified  below with respect to each Subsequent Mortgage Loan being sold by it, that:

            (i)   the information set forth in the Subsequent  Mortgage Loan Schedule hereto is true and  correct in all  material  respects  and the  information  provided to the
      Rating  Agencies,  including  the  Mortgage  Loan level  detail,  is true and  correct according to the Rating Agency requirements;

            (ii)  immediately  prior to the  transfer to the  Purchaser,  the Seller was the sole owner of beneficial  title and holder of each Mortgage and Mortgage Note relating to the  Subsequent  Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances,  participation interests,  equities, pledges, charges or security  interests of any nature,  and the Seller has full right and  authority to sell or assign the same pursuant to this Agreement;

            (iii) to the best of the Seller's  knowledge,  each Subsequent  Mortgage Loan at the time it was made  complied in all  material  respects  with  applicable  state and
      federal  laws,  including,  without  limitation,   usury,  equal  credit  opportunity,
      disclosure,  recording and all  applicable  anti-predatory  lending laws;  and, to the best of the Seller's  knowledge,  each  Subsequent  Mortgage Loan has been serviced in
      all  material   respects  in  accordance  with  applicable  state  and  federal  laws, including, without limitation, usury, equal credit opportunity,  disclosure, recording and all applicable  anti-predatory  lending laws and the terms of the related Mortgage
      Note, the Mortgage and other loan documents;

            (iv)  there is no monetary  default  existing  under any Mortgage or the related
      Mortgage Note and there is no material  event which,  with the passage of time or with notice and the  expiration  of any grace or cure period,  would  constitute a default, breach or event of  acceleration;  and neither the Seller,  any of its  affiliates nor any  servicer of any related  Subsequent  Mortgage  Loan has taken any action to waive any default, breach or event of acceleration;  and no foreclosure action is threatened or has been commenced with respect to the Subsequent Mortgage Loan;

            (v)   the terms of the Mortgage  Note and the Mortgage  have not been  impaired, waived,  altered or modified in any  respect,  except by written  instruments,  (x) if required by law in the jurisdiction  where the Mortgaged  Property is located,  or (y)
      to protect the interests of the Trustee on behalf of the Certificateholders;

            (vi)  no selection procedure  reasonably believed by the Seller to be adverse to the  interests of the  Certificateholders  was utilized in  selecting  the  Subsequent
      Mortgage Loans;

            (vii) each  Mortgage  is a valid  and  enforceable  first  lien on the  property securing  the  related  Mortgage  Note and  each  Mortgaged  Property  is owned by the
      Mortgagor  in fee  simple  (except  with  respect  to  common  areas  in the  case  of condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term longer than the term of the related  Mortgage,  subject only to (x) the lien of current real  property taxes and  assessments,  (y) covenants,  conditions and  restrictions,  rights of way, easements  and other  matters  of public  record as of the date of  recording  of such
      Mortgage,  such exceptions being acceptable to mortgage lending institutions generally
      or  specifically   reflected  in  the  appraisal   obtained  in  connection  with  the
      origination  of the related  Subsequent  Mortgage  Loan or referred to in the lender's title insurance policy delivered to the originator of the related Subsequent  Mortgage
      Loan and (z) other matters to which like properties are commonly  subject which do not materially  interfere  with the  benefits of the  security  intended to be provided by such Mortgage;

            (viii)      there is no  mechanics'  lien or claim for work,  labor or  material affecting the premises  subject to any Mortgage which is or may be a lien prior to, or equal with,  the lien of such Mortgage  except those which are insured  against by the title insurance policy referred to in (xiii) below;

            (ix)  as of the Subsequent Cut-off Date, to the best of the Seller's  knowledge, there was no  delinquent  tax or assessment  lien against the property  subject to any
      Mortgage,  except  where  such lien was being  contested  in good faith and a stay had been granted against levying on the property;

            (x)   there is no valid offset,  defense or counterclaim to any Mortgage Note or
      Mortgage,  including the  obligation of the Mortgagor to pay the unpaid  principal and interest on such Mortgage Note;

            (xi)  to the best of the Seller's  knowledge,  except to the extent insurance is in place which will cover such damage,  the physical  property subject to any Mortgage is free of material  damage and is in good repair and there is no  proceeding  pending or threatened for the total or partial condemnation of any Mortgaged Property;

            (xii) to the best of the  Seller's  knowledge,  the  Mortgaged  Property and all improvements  thereon  comply  with all  requirements  of any  applicable  zoning  and subdivision laws and ordinances;

            (xiii)      a  lender's  title  insurance  policy  (on an ALTA or CLTA  form) or binder,  or other assurance of title customary in the relevant  jurisdiction  therefor in a form  acceptable  to Fannie Mae or Freddie  Mac, was issued on the date that each
      Subsequent  Mortgage Loan was created by a title insurance  company which, to the best of the Seller's knowledge,  was qualified to do business in the jurisdiction where the related  Mortgaged  Property is located,  insuring the Seller and its  successors  and assigns that the Mortgage is a first priority lien on the related  Mortgaged  Property in the original  principal  amount of the Subsequent  Mortgage Loan. The Seller is the sole insured under such lender's title insurance  policy,  and such policy,  binder or assurance is valid and remains in full force and effect, and each such policy,  binder
      or  assurance  shall  contain  all  applicable   endorsements   including  a  negative
      amortization endorsement, if applicable;

            (xiv) at the time of origination,  each Mortgaged Property was the subject of an appraisal  which conformed to the  underwriting  requirements of the originator of the
      Subsequent Mortgage Loan;

            (xv)  as of the Subsequent  Transfer Date,  the  improvements  on each Mortgaged
      Property  securing a  Subsequent  Mortgage  Loan are insured  (by an insurer  which is acceptable  to the Seller)  against loss by fire and such hazards as are covered under a  standard  extended  coverage  endorsement  in the  locale  in which  the  Mortgaged
      Property  is  located,  in an amount  which is not less than the lesser of the maximum insurable  value of the  improvements  securing such  Subsequent  Mortgage Loan or the outstanding  principal balance of the Subsequent  Mortgage Loan, but in no event in an amount  less than an amount  that is  required  to prevent  the  Mortgagor  from being deemed to be a co-insurer thereunder;  if the improvement on the Mortgaged Property is a condominium  unit, it is included  under the coverage  afforded by a blanket  policy for the condominium  project;  if upon origination of the related Subsequent  Mortgage
      Loan,  the  improvements  on the Mortgaged  Property  were in an area  identified as a federally  designated  flood area, a flood insurance  policy is in effect in an amount representing  coverage  not less  than  the  least  of (x) the  outstanding  principal balance of the  Subsequent  Mortgage Loan,  (y) the  restorable  cost of  improvements located  on such  Mortgaged  Property  or (z) the  maximum  coverage  available  under federal law; and each  Mortgage  obligates  the  Mortgagor  thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

            (xvi) each  Subsequent  Mortgage Loan  constitutes a "qualified  mortgage" under
      Section  860G(a)(3)(A)  of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),
      (2), (4), (5) and (6);

            (xvii)      each  Subsequent  Mortgage  Loan was  originated  or funded by (a) a savings and loan association,  savings bank, commercial bank, credit union,  insurance company or similar  institution which is supervised and examined by a federal or state authority (or  originated  by (i) a subsidiary  of any of the foregoing  institutions, which  subsidiary  is  actually  supervised  and  examined  by  applicable  regulatory authorities  or (ii) a mortgage  loan  correspondent  of any of the foregoing and that was originated pursuant to the criteria  established by any of the foregoing) or (b) a mortgagee  approved  by the  Secretary  of Housing and Urban  Development  pursuant to
      Sections 203 and 211 of the National Housing Act, as amended;

            (xviii)     no  Subsequent  Mortgage  Loan was 30 or more days  delinquent as of the Subsequent Cut-off Date;

            (xix) none of the  Subsequent  Mortgage  Loans are (a) loans  subject  to 12 CFR
      Part 226.31,  12CFR Part 226.32 or 12 CFR Part 226.34 of Regulation Z, the  regulation implementing  TILA, which  implements the Home Ownership and Equity  Protection Act of
      1994, as amended, or (b) "high cost home," "covered"  (excluding home loans defined as
      "covered home loans" in the New Jersey Home  Ownership  Security Act of 2002 that were originated  between  November  26,  2003  and  July 7,  2004),  "high  risk  home"  or
      "predatory"  loans under any  applicable  state,  federal or local law (or a similarly
      classified  loan  using  different   terminology  under  a  law  imposing   heightened
      regulatory  scrutiny or additional  legal  liability for  residential  mortgage  loans having high interest rates, points and/or fees);

            (xx)  no Subsequent  Mortgage  Loan (a) is a "high cost loan" or "covered  loan"
as  applicable  (as such terms are defined in Standard & Poor's  LEVELS®  Glossary,  Version
5.6b  Revised as of February 7, 2005,  Appendix E,  attached  hereto as Exhibit 4 or (b) was originated  on or after October 1, 2002 through March 6, 2003 and is governed by the Georgia
Fair Lending Act;

            (xxi) no  proceeds of any  Subsequent  Mortgage  Loans in Sub-Loan  Group I-2 or
Sub-Loan Group II-1 have been used to finance single-premium credit insurance policies;

            (xxii)      none of the  Subsequent  Mortgage  Loans in  Sub-Loan  Group  I-2 or
Sub-Loan Group II-1 impose a prepayment  penalty for a term in excess of five years from the origination date;

            (xxiii) with respect to each Subsequent  Mortgage Loan in Sub-Loan Group I-2 and
Sub-Loan  Group II-1,  information  regarding  the  borrower  credit  files  related to such
Subsequent  Mortgage Loan has been furnished to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations;

            (xxiv)      each Subsequent  Mortgage Loan was originated in accordance with the underwriting guidelines of the related originator;

            (xxv) each  original  Mortgage  has been  recorded or is in the process of being recorded in accordance  with the  requirements  of Section 2.01 of the Pooling and Servicing
Agreement in the appropriate  jurisdictions  wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

            (xxvi)      the  related  Mortgage  File  contains  each  of the  documents  and instruments  listed in Section 2.01 of the Pooling and Servicing  Agreement,  subject to any exceptions, substitutions and qualifications as are set forth in such Section;

            (xxvii)  the  Subsequent   Mortgage  Loans  are  currently   being  serviced  in
accordance with accepted servicing practices;

            (xxviii) at the time of origination,  each Mortgaged Property was the subject of an appraisal  which  conformed to the  underwriting  requirements  of the  originator of the
Mortgage  Loan,  and the appraisal is in a form which was  acceptable to Fannie Mae or FHLMC at the time of origination;
            (xxix)      none of the  Subsequent  Mortgage Loans that are secured by property located  in the  State of  Illinois  are in  violation  of the  provisions  of the  Illinois
Interest Act;
            (xxx) with  respect  to each  Subsequent  Mortgage  Loan  that has a  prepayment penalty  feature,  each such  prepayment  penalty is enforceable and will be enforced by the
Seller and each prepayment  penalty is permitted  pursuant to federal,  state and local law, provided  that (i) no Subsequent  Mortgage Loan will impose a prepayment  penalty for a term in excess of five years from the date such Subsequent  Mortgage Loan was originated and (ii)
such prepayment  penalty is at least equal to the lesser of (A) the maximum amount permitted under  applicable law and (B) six months interest at the related  Mortgage  Interest Rate on the amount  prepaid in excess of 20% of the original  principal  balance of such  Subsequent
Mortgage Loan;

            (xxxi)      with respect to each Subsequent  Mortgage Loan in Sub-Loan Group I-2 and  Sub-Loan  Group II-1 and  originated  on or after  August 1, 2004,  neither the related
Mortgage nor the related  Mortgage  Note requires the borrower to submit to  arbitration  to resolve  any  dispute  arising  out of or  relating  in any way to the  origination  of such
Subsequent Mortgage Loan;

            (xxxii)     no Subsequent  Mortgage Loan in Sub-Loan  Group I-2,  Sub-Loan Group
II-1 or Sub-Loan Group II-3 is a balloon  mortgage loan that has an original stated maturity of less than seven (7) years;

            (xxxiii) no  Subsequent  Mortgage Loan in Sub-Loan  Group I-2 or Sub-Loan  Group
II-1 that was  originated on or after October 31, 2004, is subject to mandatory  arbitration except when the terms of the arbitration  also contain a waiver provision that provides that in the event of a sale or  transfer  of such  Subsequent  Mortgage  Loan or interest in such
Subsequent  Mortgage Loan to Fannie Mae, the terms of the  arbitration are null and void and cannot be  reinstated.  The Seller  hereby  agrees  that the Seller or the  Servicer  of the
Subsequent  Mortgage  Loans in Sub-Loan  Group I-2 and  Sub-Loan  Group II-1 will notify the borrower in writing within 60 days of the sale or transfer of such Subsequent  Mortgage Loan to Fannie Mae that the terms of arbitration are null and void;

            (xxxiv) no  borrower of a  Subsequent  Mortgage  Loan in  Sub-Loan  Group I-2 or
Sub-Loan  Group  II-1 was  encouraged  or  required  to  select a  product  offered  by such
Subsequent  Mortgage  Loan's  originator  which is a higher cost  product  designed for less creditworthy  borrowers,  unless at the time of such Subsequent Mortgage Loan's origination, such borrower did not qualify taking into account credit history and  debt-to-income  ratios for a lower-cost  credit product then offered by the Subsequent  Mortgage Loan's  originator or any affiliate of that originator.  If, at the time of loan application,  the borrower may have qualified for a lower-cost  product than offered by any mortgage  lending  affiliate of the  Sub-Loan  Group I-2 or  Sub-Loan  Group II-1  Loan's  originator,  the such  originator referred the borrower's application to such affiliate for underwriting consideration;

            (xxxv) the  methodology  used in  underwriting  the extension of credit for each
Mortgage Loan in Sub-Loan Group I-2 and Sub-Loan Group II-1 employs  objective  mathematical principles  which  relate the  borrower's  income,  assets and  liabilities  to the proposed payment  and such  underwriting  methodology  does not rely on the extent of the  borrower's equity in the  collateral  as the  principal  determining  factor in  approving  such credit extension.  Such  underwriting  methodology  confirmed  that  at  the  time  of  origination
(application/approval)  the  borrower had a  reasonable  ability to make timely  payments on such Subsequent Mortgage Loan;

            (xxxvi) With respect to any  Subsequent  Mortgage Loan in Sub-Loan  Group I-2 or
Sub-Loan  Group II-1 that  contains a provision  permitting  imposition  of a premium upon a prepayment prior to maturity:  (i) prior to such loan's origination,  the borrower agreed to such premium in exchange for a monetary benefit,  including but not limited to a rate or fee reduction,  (ii) prior to such loan's  origination,  the  borrower was offered the option of obtaining a mortgage  loan that did not require  payment of such a premium,  (iii) for loans originated on or after  September 1, 2004, the duration of the  prepayment  period shall not exceed  three (3) years from the date of the note,  unless the loan was  modified  to reduce the  prepayment  period  to no more  than  three  years  from  the  date of the note and the borrower was notified in writing of such reduction in prepayment period;

            (xxxvii) no proceeds from any Subsequent  Mortgage Loan in Sub-Loan Group I-2 or
Sub-Loan Group II-1 were used to purchase single premium credit  insurance  policies or debt cancellation  agreements as part of the origination  of, or as a condition to closing,  such
Subsequent Mortgage Loan in Sub-Loan Group I-2 or Sub-Loan Group II-1;

            (xxxviii)  all  points  and fees  related to each  Subsequent  Mortgage  Loan in
Sub-Loan  Group I-2 and Sub-Loan  Group II-1 were  disclosed in writing to the  mortgagor in accordance  with applicable  state and federal law and  regulation.  Except in the case of a
Subsequent  Mortgage  Loan in  Sub-Loan  Group I-2 and  Sub-Loan  Group II-1 in an  original principal  amount  of less  than  $60,000  which  would  have  resulted  in an  unprofitable origination,  no mortgagor  was charged  "points and fees"  (whether or not  financed) in an amount  greater  than 5% of the  principal  amount  of such loan and such 5%  limitation  is calculated in accordance with Fannie Mae's anti-predatory  lending requirements as set forth in the Fannie Mae Selling Guide; and

            (xxxix)     all fees and charges  (including finance charges) and whether or not financed,  assessed,  collected or to be collected in connection  with the  origination  and servicing of each  Subsequent  Mortgage Loan in Sub-Loan  Group I-2 and Sub-Loan  Group II-1
has been  disclosed  in writing to the  borrower in  accordance  with  applicable  state and federal law and regulation; and

            (xl)  as  of  the  Subsequent  Transfer  Date,  each  Subsequent  Mortgage  Loan complied with the requirements of Section 2.07 of the Pooling and Servicing Agreement.

            It is understood  and agreed that the  representations  and warranties set forth in this Section 7 will inure to the benefit of the  Purchaser,  its  successors and assigns, notwithstanding any restrictive or qualified  endorsement on any Mortgage Note or assignment of  Mortgage  or  the  examination  of  any  Mortgage  File.  Upon  any  substitution  for a
Subsequent  Mortgage  Loan,  the  representations  and  warranties  set forth above shall be deemed  to be  made by the  Seller  as to any  Substitute  Mortgage  Loan as of the  date of substitution.

            Upon discovery or receipt of notice by the Seller,  the Purchaser or the Trustee of a breach of any  representation  or  warranty  of the Seller set forth in this  Section 7 which  materially  and adversely  affects the value of the interests of the  Purchaser,  the
Certificateholders  or the Trustee in any of the Subsequent  Mortgage Loans delivered to the
Purchaser  pursuant to this  Agreement,  the party  discovering or receiving  notice of such breach shall give prompt written  notice to the others.  In the case of any such breach of a representation  or  warranty  set forth in this  Section 7,  within 90 days from the date of discovery  by the Seller,  or the date the Seller is notified  by the party  discovering  or receiving notice of such breach  (whichever  occurs earlier),  the Seller will (i) cure such breach in all material respects,  (ii) purchase the affected Subsequent Mortgage Loan at the applicable  Purchase  Price or (iii) if within two years of the Closing  Date,  substitute a qualifying  Substitute  Mortgage Loan in exchange for such  Subsequent  Mortgage  Loan.  The obligations of the Seller to cure,  purchase or substitute a qualifying  Substitute Mortgage
Loan shall constitute the Purchaser's,  the Trustee's and the  Certificateholder's  sole and exclusive remedies under this Agreement or otherwise  respecting a breach of representations or  warranties  hereunder  with respect to the  Subsequent  Mortgage  Loans,  except for the obligation  of the Seller to  indemnify  the  Purchaser  for such breach as set forth in and limited by Section 13 hereof.

            Any cause of action  against  the  Seller or  relating  to or  arising  out of a breach by the Seller of any  representations  and  warranties  made in this  Section 7 shall accrue as to any  Subsequent  Mortgage  Loan upon (i) discovery of such breach by the Seller or notice  thereof by the party  discovering  such breach and (ii)  failure by the Seller to cure such  breach,  purchase  such  Subsequent  Mortgage  Loan or  substitute  a  qualifying
Substitute Mortgage Loan pursuant to the terms hereof.

      SECTION 8.  Representations  and  Warranties  Concerning  the  Seller.  As of the date hereof and as of the Subsequent  Transfer  Date,  the Seller  represents and warrants to the
Purchaser as to itself in the capacity indicated as follows:

            (a)   the Seller (i) is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Delaware  and (ii) is  qualified  and in good standing to do business in each jurisdiction where such  qualification is necessary,  except where the failure so to qualify would not reasonably be expected to have a material  adverse effect on the Seller's  business as presently  conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (b)   the Seller has full corporate  power to own its property,  to carry on its business as presently  conducted  and to enter into and perform its  obligations  under this
Agreement;

            (c)   the execution and delivery by the Seller of this  Agreement have been duly authorized by all necessary action on the part of the Seller;  and neither the execution and delivery of this Agreement,  nor the consummation of the transactions  herein  contemplated, nor compliance with the provisions  hereof,  will conflict with or result in a breach of, or constitute  a  default  under,  any  of  the  provisions  of  any  law,  governmental  rule, regulation,  judgment,  decree  or order  binding  on the  Seller or its  properties  or the charter or by-laws of the Seller,  except those conflicts,  breaches or defaults which would not  reasonably  be expected to have a material  adverse  effect on the Seller's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (d)   the  execution,  delivery and  performance by the Seller of this Agreement and the consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to,  the  registration  with,  or the taking of any other action in respect of, any state, federal or other governmental  authority or agency,  except those  consents,  approvals,  notices,  registrations  or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages,  powers of attorney or assignments of Mortgages not yet completed;

            (e)   this  Agreement  has been duly  executed and  delivered by the Seller and, assuming due  authorization,  execution and delivery by the  Purchaser,  constitutes a valid and binding  obligation of the Seller  enforceable  against it in accordance  with its terms
(subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally); and

            (f)   there are no actions,  suits or  proceedings  pending or, to the knowledge of the  Seller,  threatened  against  the  Seller,  before or by any  court,  administrative agency,  arbitrator  or  governmental  body  (i)  with  respect  to any of the  transactions contemplated  by this  Agreement  or (ii)  with  respect  to any other  matter  which in the judgment of the Seller will be  determined  adversely to the Seller and will,  if determined adversely to the Seller,  materially  and adversely  affect the Seller's  ability to perform its obligations  under this Agreement;  and the Seller is not in default with respect to any order  of any  court,  administrative  agency,  arbitrator  or  governmental  body  so as to materially and adversely affect the transactions contemplated by this Agreement.

      SECTION 9.  Representations  and Warranties  Concerning the Purchaser.  As of the date hereof and as of the Subsequent Transfer Date, the Purchaser  represents and warrants to the
Seller as follows:

            (a)   the Purchaser (i) is a corporation  duly organized,  validly  existing and in good  standing  under the laws of the State of Delaware and (ii) is qualified and in good standing  as  a  foreign  corporation  to  do  business  in  each  jurisdiction  where  such qualification  is necessary,  except where the failure so to qualify would not reasonably be expected  to have a  material  adverse  effect  on the  Purchaser's  business  as  presently conducted or on the  Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

            (b)   the Purchaser has full  corporate  power to own its property,  to carry on its  business as presently  conducted  and to enter into and perform its  obligations  under this Agreement;

            (c)   the execution and delivery by the  Purchaser of this  Agreement  have been duly authorized by all necessary corporate action on the part of the Purchaser;  and neither the execution  and delivery of this  Agreement,  nor the  consummation  of the  transactions herein  contemplated,  nor  compliance  with the  provisions  hereof,  will conflict with or result in a breach of, or  constitute a default  under,  any of the  provisions  of any law, governmental  rule,  regulation,  judgment,  decree or order binding on the Purchaser or its properties  or the  articles of  incorporation  or by-laws of the  Purchaser,  except  those conflicts,  breaches or defaults  which would not  reasonably be expected to have a material adverse  effect on the  Purchaser's  ability to enter into this  Agreement and to consummate the transactions contemplated hereby;

            (d)   the  execution,   delivery  and  performance  by  the  Purchaser  of  this
Agreement and the  consummation of the transactions  contemplated  hereby do not require the consent or approval  of, the giving of notice to, the  registration  with,  or the taking of any other  action in respect  of, any state,  federal  or other  governmental  authority  or agency, except those consents,  approvals,  notices,  registrations or other actions as have already been obtained, given or made;

            (e)   this  Agreement has been duly executed and delivered by the Purchaser and, assuming due  authorization,  execution and delivery by the Seller,  constitutes a valid and binding  obligation of the  Purchaser  enforceable  against it in accordance  with its terms
(subject to applicable  bankruptcy and insolvency  laws and other similar laws affecting the enforcement of the rights of creditors generally); and

            (f)   there are no actions,  suits or  proceedings  pending or, to the knowledge of the Purchaser,  threatened against the Purchaser,  before or by any court, administrative agency,  arbitrator  or  governmental  body  (i)  with  respect  to any of the  transactions contemplated  by this  Agreement  or (ii)  with  respect  to any other  matter  which in the judgment of the  Purchaser  will be  determined  adversely  to the  Purchaser  and will,  if determined  adversely to the  Purchaser,  materially  and adversely  affect the  Purchaser's ability  to perform  its  obligations  under this  Agreement;  and the  Purchaser  is not in default  with  respect  to any order of any  court,  administrative  agency,  arbitrator  or governmental body so as to materially and adversely affect the transactions  contemplated by this Agreement.

      SECTION 10. Conditions to Closing.

            (a)   The  obligations of the Purchaser  under this Agreement will be subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions:

                  (1)   Each of the  obligations  of the Seller  required to be performed at or prior to the Subsequent  Transfer Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects;  all of the  representations and warranties of the Seller under this  Agreement  shall be true and correct as of the date or dates specified in all material  respects;  and no event shall have occurred which,  with notice or the passage of time,  would  constitute  a default  under this  Agreement,  or the
Pooling and Servicing Agreement;  and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

                  (2)   The  Purchaser  shall have  received  all of the  following  closing documents,  in such forms as are agreed upon and  reasonably  acceptable  to the  Purchaser, duly  executed by all  signatories  other than the  Purchaser  as  required  pursuant to the respective terms thereof:

                        (i)   If  required  pursuant  to  Section  3 hereof,  the  Amendment dated as of the Subsequent Transfer Date and any documents referred to therein;

                        (ii)  If  required   pursuant   to  Section  3  hereof,   the  Final
      Subsequent  Mortgage Loan Schedule  containing the  information set forth on Exhibit 2 hereto, one copy to be attached to each counterpart of the Amendment;

                        (iii) The Pooling and  Servicing  Agreement,  in form and  substance reasonably  satisfactory to the Trustee and the Purchaser,  and all documents required thereby duly executed by all signatories;

                        (iv)  An Initial  Certification  of the Custodian  substantially  in the form of Exhibit One to the Custodial Agreement; and

                        (v)   Such  other  documents,   certificates  (including  additional
      representations and warranties) and opinions as may be reasonably  necessary to secure the intended ratings from each Rating Agency for the Certificates.

                  (3)   Each of the  conditions set forth in Section 2.07 of the Pooling and
Servicing  Agreement  shall  have  been  satisfied  on or  prior to the  related  Subsequent
Transfer Date.

                  (4)   The  Seller  shall  have  furnished  to  the  Purchaser  such  other certificates  of its officers or others and such other  documents and opinions of counsel to evidence  fulfillment of the  conditions  set forth in this  Agreement and the  transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

            (b)   The  obligations  of the Seller under this  Agreement  shall be subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions:

                  (1)   The  obligations of the Purchaser  required to be performed by it on or prior to the Subsequent  Transfer Date pursuant to the terms of this Agreement shall have
been  duly  performed  and  complied  with  in  all  material  respects,   and  all  of  the
representations  and  warranties of the  Purchaser  under this  Agreement  shall be true and correct in all  material  respects as of the date hereof and as of the  Subsequent  Transfer
Date,  and no event shall have occurred  which would  constitute a breach by it of the terms of this  Agreement,  and the Seller shall have received a certificate  to that effect signed by an authorized officer of the Purchaser.

                  (2)   The  Seller  shall  have  received  copies  of all of the  following closing  documents,  in such  forms as are  agreed  upon and  reasonably  acceptable  to the
Seller,  duly executed by all signatories  other than the Seller as required pursuant to the respective terms thereof:

                        (i)   If required pursuant to Section 3 hereof,  the Amendment dated as of the Subsequent Transfer Date and any documents referred to therein;

                        (ii)  The Pooling and  Servicing  Agreement,  in form and  substance reasonably  satisfactory  to the  Seller,  and all  documents  required  thereby  duly executed by all signatories;

                        (iii) An Initial  Certification  of the Custodian  substantially  in the form of Exhibit One to the Custodial Agreement; and

                        (iv)  Such  other  documents,   certificates  (including  additional
representations  and warranties)  and opinions as may be reasonably  necessary to secure the intended rating from each Rating Agency for the Certificates.

      SECTION  11.  Fees  and Expenses.  Subject to Section 16 hereof,  the Seller shall pay on the Subsequent  Transfer Date or such later date as may be agreed to by the Purchaser (i)
the fees and expenses of the Seller's  attorneys and the reasonable fees and expenses of the
Purchaser's  attorneys,  (ii) the fees and expenses of Deloitte & Touche LLP, (iii) the fees and expenses of the Trustee,  which shall include  without  limitation the fees and expenses of the Trustee (and the fees and  disbursements  of its  counsel)  with respect to (A) legal
and  document  review  of  this  Agreement,   the  Pooling  and  Servicing  Agreement,   the
Certificates  and related  agreements,  (B)  attendance  at the closing of the  transactions contemplated  hereby and (C) review of the Subsequent  Mortgage Loans to be performed by the
Trustee,  (iv) the fees and expenses of each Rating Agency (both  initial and ongoing),  (v)
the fees and expenses  relating to the preparation  and recordation of mortgage  assignments
(including intervening  assignments,  if any and if available,  to evidence a complete chain of title from the  originator  thereof to the Trustee) from the Seller to the Trustee or the expenses  relating to the Opinion of Counsel referred to in Section 6(a) hereof, as the case may be, and (vi)  Mortgage  File due  diligence  expenses and other  out-of-pocket  expenses incurred  by the  Purchaser  in  connection  with the  purchase of the  Subsequent  Mortgage
Loans. The Seller  additionally  agrees to pay directly to any third party on a timely basis the fees  provided  for above  which are  charged by such  third  party and which are billed periodically.

      SECTION 12. Accountants'   Letters.   Deloitte   &   Touche   LLP  will   review   the
characteristics  of a  sample  of the  Subsequent  Mortgage  Loans  described  in the  Final
Subsequent  Mortgage Loan Schedule and will compare those  characteristics  to the standards of the Subsequent  Mortgage Loans contained in the Prospectus  Supplement  under the heading
"The Mortgage  Pool--Conveyance of Subsequent  Mortgage Loans and the Pre-Funding  Account."
The Seller will cooperate with the Purchaser in making  available all information and taking all steps  reasonably  necessary  to permit such  accountants  to complete the review and to deliver the letters required of them under the Underwriting Agreement.

      SECTION 13. Indemnification.

            (a)   The  Seller  shall  indemnify  and hold  harmless  the  Purchaser  and its directors,  officers  and  controlling  persons  (as such term is used in  Section 15 of the
Securities Act) from and against any loss,  claim,  damage or liability or action in respect thereof,  to which  they or any of them may  become  subject,  under the  Securities  Act or otherwise,  insofar as such loss,  claim,  damage,  liability or action arises out of, or is based upon (i) any  representation  or warranty  assigned or made by the Seller in Section 7 or Section 8 hereof being,  or alleged to be,  untrue or  incorrect,  or (ii) any failure by the Seller to perform its obligations  under this Agreement;  and the Seller shall reimburse the Purchaser and each other indemnified  party for any legal and other expenses  reasonably incurred by them in  connection  with  investigating  or  defending  or  preparing to defend against any such loss, claim, damage, liability or action.

            The  foregoing  indemnity  agreement is in addition to any  liability  which the
Seller otherwise may have to the Purchaser or any other such indemnified party.

            (b)   The  Purchaser  shall  indemnify  and hold  harmless  the  Seller  and its respective  directors,  officers and controlling persons (as such term is used in Section 15 of the Securities  Act) from and against any loss,  claim,  damage or liability or action in respect thereof,  to which they or any of them may become subject,  under the Securities Act or otherwise,  insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any  representation  or warranty  made by the  Purchaser  in Section 9 hereof being,  or alleged to be,  untrue or  incorrect,  or (ii) any  failure by the  Purchaser  to perform its obligations under this Agreement;  and the Purchaser shall reimburse the Seller, and each other  indemnified  party for any legal and other expenses  reasonably  incurred by them in  connection  with  investigating  or defending or preparing to defend any such loss, claim,  damage,  liability or action.  The foregoing  indemnity  agreement is in addition to any  liability  which the  Purchaser  otherwise  may have to the  Seller  or any other  such indemnified party.

            (c)   Promptly  after receipt by an  indemnified  party under  subsection (a) or
(b) above of notice of the commencement of any action,  such  indemnified  party shall, if a claim  in  respect  thereof  is to  be  made  against  the  indemnifying  party  under  such subsection,  notify each party  against whom  indemnification  is to be sought in writing of the  commencement  thereof  (but the  failure so to notify an  indemnifying  party shall not relieve such  indemnified  party from any liability  which it may have under this Section 13 except to the extent that it has been prejudiced in any material  respect by such failure or from any  liability  which it may have  otherwise).  In case  any  such  action  is  brought against any indemnified  party,  and it notifies an indemnifying  party of the  commencement thereof,  the indemnifying party will be entitled to participate  therein and, to the extent it may elect by written  notice  delivered to the  indemnified  party  promptly (but, in any event,  within 30 days) after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel  reasonably  satisfactory to such indemnified party.
Notwithstanding  the  foregoing,  the  indemnified  party or parties shall have the right to employ its or their own counsel in any such case,  but the fees and expenses of such counsel shall be at the expense of such  indemnified  party or parties  unless (i) the employment of such counsel  shall have been  authorized in writing by one of the  indemnifying  parties in connection  with the defense of such action,  (ii) the  indemnifying  parties shall not have employed  counsel to have  charge of the  defense of such action  within a  reasonable  time after  notice of  commencement  of the action,  or (iii) such  indemnified  party or parties shall have  reasonably  concluded  that there is a conflict  of interest  between  itself or themselves  and the  indemnifying  party in the  conduct of the defense of any claim or that the interests of the indemnified  party or parties are not  substantially  co-extensive with those of the indemnifying  party (in which case the indemnifying  parties shall not have the right to direct the defense of such action on behalf of the  indemnified  party or parties), in any of which events such fees and  expenses  shall be borne by the  indemnifying  parties
(provided,  however,  that the  indemnifying  party  shall be  liable  only for the fees and expenses  of one  counsel in addition  to one local  counsel in the  jurisdiction  involved.
Anything in this subsection to the contrary  notwithstanding,  an  indemnifying  party shall not be liable  for any  settlement  or any  claim or action  effected  without  its  written consent; provided, however, that such consent was not unreasonably withheld.

            (d)   If the  indemnification  provided  for in  paragraphs  (a) and (b) of this
Section 13 shall for any reason be  unavailable  to an  indemnified  party in respect of any loss,  claim,  damage or liability,  or any action in respect  thereof,  referred to in this
Section 13, then the  indemnifying  party shall,  in lieu of  indemnifying  the  indemnified party,  contribute  to the amount paid or payable by such  indemnified  party as a result of such loss, claim,  damage or liability,  or action in respect thereof, in such proportion as shall be  appropriate  to reflect the  relative  benefits  received by the Seller on the one hand and the  Purchaser on the other from the purchase and sale of the  Subsequent  Mortgage
Loans, the offering of the Certificates and the other transactions  contemplated  hereunder.
No person found liable for a fraudulent  misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation.

            (e)   The parties  hereto  agree that  reliance by an  indemnified  party on any
publicly   available   information  or  any  information  or  directions   furnished  by  an
indemnifying party shall not constitute negligence,  bad faith or willful misconduct by such indemnified party.

      SECTION 14. Notices.All  demands,  notices and  communications  hereunder  shall be in writing but may be delivered by facsimile  transmission  subsequently  confirmed in writing.
Notices to the Seller shall be directed to EMC  Mortgage  Corporation,  MacArthur  Ridge II,
909 Hidden Ridge Drive,  Suite 100, Irving,  Texas,  75038 (Telecopy:  (972-444-2880)),  and
notices to the  Purchaser  shall be directed to Structured  Asset  Mortgage  Investments  II
Inc., 383 Madison Avenue,  New York, New York 10179 (Telecopy:  (212-272-7206)),  Attention:
Baron  Silverstein;  or to any other  address as may  hereafter be furnished by one party to the other party by like notice.  Any such demand,  notice or  communication  hereunder shall be deemed to have been  received on the date  received at the premises of the  addressee (as evidenced,  in the case of  registered  or certified  mail,  by the date noted on the return receipt)  provided that it is received on a Business Day during normal  business  hours and, if received after normal business hours,  then it shall be deemed to be received on the next
Business Day.

      SECTION 15. Transfer of Subsequent  Mortgage  Loans.  The Purchaser  retains the right to assign the Subsequent  Mortgage Loans and any or all of its interest under this Agreement to the Trustee  without the consent of the Seller,  and, upon such  assignment,  the Trustee shall  succeed  to  the  applicable  rights  and  obligations  of the  Purchaser  hereunder;
provided,  however,  the  Purchaser  shall  remain  entitled  to the  benefits  set forth in
Sections  11,  13 and 17  hereto  and as  provided  in  Section  2(a).  Notwithstanding  the foregoing,  the sole and exclusive  right and remedy of the Trustee with respect to a breach of  representation  or warranty of the Seller  shall be the cure,  purchase or  substitution obligations of the Seller contained in Sections 5 and 7 hereof.

      SECTION 16. Termination.  This  Agreement may be terminated  (a) by the mutual consent of the parties  hereto prior to the Subsequent  Transfer Date, (b) by the Purchaser,  if the
conditions to the  Purchaser's  obligation to close set forth under Section 10(a) hereof are not fulfilled as and when required to be fulfilled or (c) by the Seller,  if the  conditions to the Seller's  obligation  to close set forth under Section 10(b) hereof are not fulfilled as and when required to be fulfilled.  In the event of  termination  pursuant to clause (b), the Seller shall pay, and in the event of termination  pursuant to clause (c), the Purchaser shall pay, all reasonable  out-of-pocket  expenses  incurred by the other in connection with the transactions  contemplated by this Agreement.  In the event of a termination pursuant to clause (a), each party shall be responsible for its own expenses.

      SECTION 17. Representations,  Warranties  and  Agreements  to  Survive  Delivery.  All
representations,  warranties and  agreements  contained in this  Agreement,  or contained in certificates of officers of the Seller  submitted  pursuant  hereto,  shall remain operative and in full force and effect and shall survive delivery of the Subsequent  Mortgage Loans to the  Purchaser  (and by the  Purchaser to the  Trustee).  Subsequent  to the delivery of the
Subsequent  Mortgage Loans to the  Purchaser,  the Seller's  representations  and warranties contained herein with respect to the Subsequent  Mortgage Loans shall be deemed to relate to the Subsequent  Mortgage Loans actually delivered to the Purchaser and included in the Final
Subsequent  Mortgage  Loan  Schedule  and any  Substitute  Mortgage  Loan,  and not to those
Subsequent  Mortgage Loans deleted from the  Preliminary  Subsequent  Mortgage Loan Schedule pursuant to Section 3 hereof prior to the closing of the  transactions  contemplated  hereby or any Deleted Subsequent Mortgage Loan.
      SECTION 18. Severability.  If any provision of this  Agreement  shall be prohibited or invalid  under  applicable  law, the  Agreement  shall be  ineffective  only to such extent, without invalidating the remainder of this Agreement.

      SECTION 19. Counterparts.  This  Agreement  may be executed in  counterparts,  each of which will be an original, but which together shall constitute one and the same agreement.

      SECTION 20. Amendment.  This  Agreement  cannot be amended or  modified  in any manner without the prior written consent of each party.

      SECTION 21. Governing  Law.  THIS  AGREEMENT  SHALL BE  DEEMED  TO HAVE  BEEN MADE AND
PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED  IN ACCORDANCE  WITH THE LAWS OF
SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

      SECTION 22. Further  Assurances.  Each of the  parties  agrees to execute  and deliver such  instruments and take such actions as another party may, from time to time,  reasonably request in order to  effectuate  the purpose  and to carry out the terms of this  Agreement, including any amendments hereto which may be required by either Rating Agency.

      SECTION 23. Successors and Assigns.

            This Agreement  shall bind and inure to the benefit of and be enforceable by the
Seller and the  Purchaser  and their  permitted  successors  and assigns  and, to the extent specified in Section 13 hereof, Bear Stearns, and their directors,  officers and controlling persons  (within  the  meaning of federal  securities  laws).  The Seller  acknowledges  and agrees that the Purchaser  may assign its rights under this  Agreement  (including,  without limitation,  with respect to the Seller's  representations  and  warranties  respecting  the
Subsequent  Mortgage  Loans) to the Trustee.  Any person into which the Seller may be merged or  consolidated  (or any person  resulting from any merger or  consolidation  involving the
Seller),  any person resulting from a change in form of the Seller or any person  succeeding to the business of the Seller,  shall be considered the "successor" of the Seller  hereunder and shall be  considered a party hereto  without the execution or filing of any paper or any further  act or  consent  on the part of any party  hereto.  Except as  provided  in the two preceding sentences and in Section 15 hereto, this Agreement cannot be assigned,  pledged or hypothecated  by either party  hereto  without the written  consent of the other  parties to this  Agreement  and any such  assignment or purported  assignment  shall be deemed null and void.

      SECTION 24. The Seller and the  Purchaser.  The Seller and the Purchaser  will keep in full effect all rights as are necessary to perform their respective  obligations  under this
Agreement.

      SECTION 25. Entire  Agreement.  This  Agreement  contains  the  entire  agreement  and understanding  between the parties with respect to the subject matter hereof, and supersedes all  prior and  contemporaneous  agreements,  understandings,  inducements  and  conditions, express or implied,  oral or written,  of any nature  whatsoever with respect to the subject matter hereof.

      SECTION 26. No Partnership.  Nothing herein  contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS  WHEREOF,  the parties  hereto  have caused  their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    EMC MORTGAGE CORPORATION

                                    By:   ______________________________
                                          Name:
                                          Title:

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                    By:   ______________________________
                                          Name:
                                          Title:

                                         EXHIBIT 1

                                 CONTENTS OF MORTGAGE FILE

            With respect to each  Subsequent  Mortgage Loan, the Mortgage File shall include each of the following  items,  which shall be available  for  inspection by the Purchaser or its designee,  and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

            (i)   The original Mortgage Note,  endorsed without recourse to the order of the
      Trustee and showing an unbroken chain of endorsements  from the original payee thereof to the Person endorsing it to the Trustee, or a lost note affidavit;

            (ii)  The original  Mortgage and, if the related  Subsequent  Mortgage Loan is a
      MOM Loan, noting the presence of the MIN and language  indicating that such Subsequent
      Mortgage  Loan is a MOM Loan,  which shall have been  recorded  (or if the original is not available,  a copy), with evidence of such recording  indicated thereon (or if the original Security  Instrument,  assignments to the Trustee or intervening  assignments thereof  which have been  delivered,  are being  delivered  or will,  upon  receipt of recording  information  relating to the  Security  Instrument  required to be included thereon,  be delivered to recording  offices for  recording and have not been returned to the Seller in time to permit their  recording  as  specified in Section  2.01(b) of the Pooling and Servicing Agreement, shall be in recordable form);

            (iii) Unless the Subsequent  Mortgage Loan is registered on the MERS® System,  a certified copy of the assignment (which may be in the form of a blanket  assignment if permitted  in the  jurisdiction  in  which  the  Mortgaged  Property  is  located)  to
      "JPMorgan Chase Bank,  National  Association,  as Trustee," with evidence of recording with respect to each  Subsequent  Mortgage Loan in the name of the Trustee thereon (or if the  original  Security  Instrument,  assignments  to the  Trustee  or  intervening assignments  thereof  which have been  delivered,  are being  delivered or will,  upon receipt of recording  information  relating to the Security  Instrument required to be included  thereon,  be delivered to recording  offices for recording and have not been returned  to the  Seller in time to permit  their  delivery  as  specified  in Section
      2.01(b) of the Pooling  and  Servicing  Agreement,  the Seller may deliver a true copy thereof with a certification  by the Seller,  on the face of such copy,  substantially as follows:  "Certified to be a true and correct copy of the original,  which has been transmitted for recording");

            (iv)  All intervening assignments of the Security Instrument,  if applicable and only to the extent available to the Seller with evidence of recording thereon;

            (v)   The original or a copy of the policy or  certificate  of primary  mortgage guaranty insurance, to the extent available, if any;

            (vi)  The original  policy of title  insurance  or  mortgagee's  certificate  of title insurance or commitment or binder for title insurance; and

            (vii) The  originals  of  all  assumption  and   modification   agreements,   if
      applicable and available.

                                         EXHIBIT 2

                       SUBSEQUENT MORTGAGE LOAN SCHEDULE INFORMATION

            The  Preliminary  and Final  Subsequent  Mortgage Loan Schedules shall set forth the following information with respect to each Subsequent Mortgage Loan:

            (i)   the loan number;

            (ii)  the Mortgagor's name;

            (iii) the city, state and zip code of the Mortgaged Property;

            (iv)  identify  type  of  Subsequent   Mortgage  Loan,  e.g.  HUD,  VA,  FHA  or
      conventional;

            (v)   the property type;

            (vi)  the Mortgage Interest Rate;

            (vii) the Servicing Fee;

            (viii)      the origination date;

            (ix)  the Net Rate;

            (x)   the original term;

            (xi)  the maturity date;

            (xii) the stated remaining term to maturity;

            (xiii)      the original Principal Balance;

            (xiv) the first payment date;

            (xv)  the principal and interest payment in effect as of the Subsequent  Cut-off
      Date;

            (xvi) the unpaid Principal Balance as of the Subsequent Cut-off Date;

            (xvii)      the Loan-to-Value Ratio;

            (xviii)     the paid-through date;

            (xix) the amount of the Scheduled Payment;

            (xx)  the number of days delinquent, if any;

            (xxi) a code  indicating  whether the  Subsequent  Mortgage  Loan is  negatively amortizing;

            (xxii)      the Index;

            (xxiii)     the next Interest Adjustment Date;

            (xxiv)      the Gross Margin;

            (xxv) the Minimum Mortgage Rate and Maximum Mortgage Rate;

            (xxvi)      the Periodic Rate Cap; and

            (xxvii)     the Servicing Fee Rate.

            Such schedule also shall set forth for all of the Subsequent  Mortgage Loans and for all the Subsequent  Mortgage  Loans being sold, the total number of Subsequent  Mortgage
Loans,  the  total of each of the  amounts  described  under  (xiii)  and (xvi)  above,  the weighted  average by  principal  balance as of the  Subsequent  Cut-off  Date of each of the rates described under (vi), (ix) and (xxvii) above, and the weighted average  remaining term to maturity by unpaid principal balance as of the Subsequent Cut-off Date.

                                           E-3-1

                                         EXHIBIT 3

                                   SCHEDULE OF LOST NOTES

                                   Available Upon Request

                                           E-6-7

                                               EXHIBIT 4

            Standard & Poor's LEVELS® Glossary, Version 5.6b Revised, Appendix E

                                                        REVISED February 7, 2005

APPENDIX E - Standard & Poor's Anti-Predatory Lending Categorization

Standard & Poor's has  categorized  loans  governed by  anti-predatory  lending  laws in the
Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and thresholds  set forth in those laws.  Note that  certain  loans  classified  by the relevant statute as Covered are  included in Standard & Poor's High Cost Loan  Category  because they included thresholds and tests that are typical of what is generally  considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Arkansas               Arkansas Home Loan Protection      High Cost Home Loan
                       Act, Ark. Code Ann. §§ 23-53-101
                       et seq.

                       Effective July 16, 2003
--------------------------------------------------------------------------------

Cleveland Heights, OH  Ordinance No. 72-2003 (PSH), Mun.  Covered Loan
                       Code §§ 757.01 et seq.

                       Effective June 2, 2003
--------------------------------------------------------------------------------

Colorado               Consumer Equity Protection, Colo.  Covered Loan
                       Stat. Ann. §§ 5-3.5-101 et seq.

                       Effective for covered loans
                       offered or entered into on or
                       after January 1, 2003. Other
                       provisions of the Act took effect
                       on June 7, 2002
--------------------------------------------------------------------------------

Connecticut            Connecticut Abusive Home Loan      High Cost Home Loan
                       Lending Practices Act, Conn. Gen.
                       Stat. §§ 36a-746 et seq.

                       Effective October 1, 2001
--------------------------------------------------------------------------------

District of Columbia   Home Loan Protection Act, D.C.     Covered Loan
                       Code §§ 26-1151.01 et seq.

                       Effective for loans closed on or
                       after January 28, 2003
--------------------------------------------------------------------------------

Florida                Fair Lending Act, Fla. Stat. Ann.  High Cost Home Loan
                       §§ 494.0078 et seq.

                       Effective October 2, 2002
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      High Cost Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
-------------------------------------------------------------------------------

Georgia as amended     Georgia Fair Lending Act, Ga.      High Cost Home Loan
(Mar. 7, 2003 -        Code Ann. §§ 7-6A-1 et seq.
current)
                       Effective for loans closed on or
                       after March 7, 2003
--------------------------------------------------------------------------------

HOEPA Section 32       Home Ownership and Equity          High Cost Loan
                       Protection Act of 1994, 15 U.S.C.
                       § 1639, 12 C.F.R. §§ 226.32 and
                       226.34

                       Effective October 1, 1995,
                       amendments October 1, 2002
--------------------------------------------------------------------------------

Illinois               High Risk Home Loan Act, Ill.      High Risk Home Loan
                       Comp. Stat. tit. 815, §§ 137/5 et
                       seq.

                       Effective January 1, 2004 (prior
                       to this date, regulations under
                       Residential Mortgage License Act
                       effective from July 14, 2001)
--------------------------------------------------------------------------------

Indiana                Indiana Home Loan Practices Act,   High Cost Home Loan
                       Ind. Code Ann. §§ 24-9-1-1 et
                       seq.

                       Effective for loans originated on
                       or after January 1, 2005.
--------------------------------------------------------------------------------

Kansas                 Consumer Credit Code, Kan. Stat.   High Loan to Value
                       Ann. §§ 16a-1-101 et seq.          Consumer Loan (id. §
                                                          16a-3-207) and;
                       Sections 16a-1-301 and 16a-3-207
                       became effective April 14, 1999;
                       Section 16a-3-308a became
                       effective July 1, 1999
--------------------------------------------------------------------------------

                                                          High APR Consumer
                                                          Loan (id. §
                                                          16a-3-308a)
--------------------------------------------------------------------------------

Kentucky               2003 KY H.B. 287 - High Cost Home  High Cost Home Loan
                       Loan Act, Ky. Rev. Stat. §§
                       360.100 et seq.

                       Effective June 24, 2003
--------------------------------------------------------------------------------

Maine                  Truth in Lending, Me. Rev. Stat.   High Rate High Fee
                       tit. 9-A, §§ 8-101 et seq.         Mortgage

                       Effective September 29, 1995 and
                       as amended from time to time
--------------------------------------------------------------------------------

Massachusetts          Part 40 and Part 32, 209 C.M.R.    High Cost Home Loan
                       §§ 32.00 et seq. and 209 C.M.R.
                       §§ 40.01 et seq.

                       Effective March 22, 2001 and
                       amended from time to time
--------------------------------------------------------------------------------

                       Massachusetts Predatory Home Loan  High Cost Home
                       Practices Act                      Mortgage Loan
                       Mass. Gen. Laws ch. 183C,  §§ 1
                       et seq.

                       Effective November 7, 2004
--------------------------------------------------------------------------------

Nevada                 Assembly Bill No. 284, Nev. Rev.   Home Loan
                       Stat. §§ 598D.010 et seq.

                       Effective October 1, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          High Cost Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     High Cost Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------

New York               N.Y. Banking Law Article 6-l       High Cost Home Loan

                       Effective for applications made
                       on or after April 1, 2003
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    High Cost Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------

Ohio                   H.B. 386 (codified in various      Covered Loan
                       sections of the Ohio Code), Ohio
                       Rev. Code Ann. §§ 1349.25 et seq.

                       Effective May 24, 2002
--------------------------------------------------------------------------------

Oklahoma               Consumer Credit Code (codified in  Subsection 10
                       various sections of Title 14A)     Mortgage

                       Effective July 1, 2000; amended
                       effective January 1, 2004
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       High Cost Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

West Virginia          West Virginia Residential          West Virginia
                       Mortgage Lender, Broker and        Mortgage Loan Act
                       Servicer Act, W. Va. Code Ann. §§  Loan
                       31-17-1 et seq.

                       Effective June 5, 2002
--------------------------------------------------------------------------------

Standard & Poor's Covered Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Covered Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Covered Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective November 27, 2003 -
                       July 5, 2004
--------------------------------------------------------------------------------

Standard & Poor's Home Loan Categorization

--------------------------------------------------------------------------------
  State/Jurisdiction    Name of Anti-Predatory Lending       Category under
                                                               Applicable
                                                             Anti-Predatory
                               Law/Effective Date              Lending Law
--------------------------------------------------------------------------------

Georgia (Oct. 1, 2002  Georgia Fair Lending Act, Ga.      Home Loan
- Mar. 6, 2003)        Code Ann. §§ 7-6A-1 et seq.

                       Effective October 1, 2002 - March
                       6, 2003
--------------------------------------------------------------------------------

New Jersey             New Jersey Home Ownership          Home Loan
                       Security Act of 2002, N.J. Rev.
                       Stat. §§ 46:10B-22 et seq.

                       Effective for loans closed on or
                       after November 27, 2003
--------------------------------------------------------------------------------

New Mexico             Home Loan Protection Act, N.M.     Home Loan
                       Rev. Stat. §§ 58-21A-1 et seq.

                       Effective as of January 1, 2004;
                       Revised as of February 26, 2004
--------------------------------------------------------------------------------

North Carolina         Restrictions and Limitations on    Consumer Home Loan
                       High Cost Home Loans, N.C. Gen.
                       Stat. §§ 24-1.1E et seq.

                       Effective July 1, 2000; amended
                       October 1, 2003 (adding open-end
                       lines of credit)
--------------------------------------------------------------------------------

South Carolina         South Carolina High Cost and       Consumer Home Loan
                       Consumer Home Loans Act, S.C.
                       Code Ann. §§ 37-23-10 et seq.

                       Effective for loans taken on or
                       after January 1, 2004
--------------------------------------------------------------------------------

                                  SCHEDULE A

                REQUIRED RATINGS FOR EACH CLASS OF CERTIFICATES

                                 Certificates

            Certificates          S&P    Moodys
            Class I-1A-1          AAA     Aaa
            Class I-1A-2          AAA     Aaa
            Class I-2A-1          AAA     Aaa
            Class I-2A-2          AAA     Aaa
            Class I-2A-3          AAA     Aaa
            Class II-1A-1         AAA     Aaa
            Class II-2A-1         AAA     Aaa
            Class II-2A-2         AAA     Aaa
            Class II-3A-1         AAA     Aaa
            Class II-4A-1         AAA     Aaa
            Class II-5A-1         AAA     Aaa
            Class II-6A-1         AAA     Aaa
            Class I-M-1           AA      Aa2
            Class I-M-2            A       A2
            Class I-B-1           BBB     Baa2
            Class I-B-2          BBB-     Baa3
            Class I-B-3           BB      Ba2
            Class II-B-1          AA+     Aa1
            Class II-B-2          AA      Aa2
            Class II-B-3          AA      Aa3
            Class II-B-4          AA-      A1
            Class II-B-5          A+       A2
            Class II-B-6           A       A3
            Class II-B-7          A-      Baa1
            Class II-B-8         BBB+     Baa2
            Class II-B-9          BBB     Baa3
            Class II-B-10         BB       NA
            Class II-B-11          B       NA

--------------------------------------------------------------------------------------------
The Class XP, Class B-IO, Class R, Class R-X and Class II-B-12 Certificates have not been rated.

None of the above  ratings  has been  lowered,  qualified  or  withdrawn  since the dates of issuance of such ratings by the Rating Agencies.

                                         SCHEDULE B

                                   MORTGAGE LOAN SCHEDULE

                                  (Provided upon request)

                                                                                   EXHIBIT L

                           FORM OF SUBSEQUENT TRANSFER INSTRUMENT

            Pursuant to this Subsequent Transfer Instrument,  dated September 30, 2005 (this
"Instrument"),  between  Structured  Asset  Mortgage  Investments  II Inc.,  as seller  (the
"Seller"),  and JPMorgan Chase Bank,  National  Association,  as trustee of the Bear Stearns
ALT-A  Trust,  Mortgage  Pass-Through   Certificates,   Series  2005-9,  as  purchaser  (the
"Trustee"),  and pursuant to the Pooling and Servicing  Agreement,  dated as of September 1,
2005 (the "Pooling and Servicing  Agreement"),  among the Seller, as the seller, Wells Fargo
Bank, National Association,  as master servicer and securities  administrator,  EMC Mortgage
Corporation  and the Trustee,  as trustee,  the Seller and the Trustee  agree to the sale by the  Seller  and the  purchase  by the  Trustee  in trust,  on behalf of the  Trust,  of the
Subsequent  Mortgage  Loans  listed on the  Schedule  of  Mortgage  Loans  attached  to this
Instrument as Exhibit 1 hereto (the "Subsequent Mortgage Loans").

            Capitalized  terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

      Section 1.  Conveyance of Subsequent Mortgage Loans.

            (a)   The Seller does hereby sell, transfer,  assign, set over and convey to the
Trustee in trust,  on behalf of the Trust,  without  recourse,  all of its right,  title and interest in and to the Subsequent  Mortgage Loans, and including all amounts due or accruing on the Subsequent  Mortgage Loans on and after the related  Subsequent Cut-off Date, and all items with respect to the  Subsequent  Mortgage  Loans to be  delivered  pursuant to Section
2.07 of the Pooling and Servicing  Agreement;  provided,  however,  that the Seller reserves and retains all right,  title and interest in and to amounts due on the Subsequent  Mortgage
Loans prior to the related Subsequent Cut-off Date. The Seller,  contemporaneously  with the delivery of this  Agreement,  has  delivered  or caused to be  delivered to the Trustee each item with respect to the Subsequent  Mortgage Loans set forth in Section 2.01 of the Pooling and Servicing  Agreement and the other items in the related  Mortgage Files. The transfer to the Trustee by the Seller of the Subsequent  Mortgage Loans  identified on the Mortgage Loan
Schedule  shall be absolute  and is intended by the Seller,  the Mortgage  Loan Seller,  the
Master Servicer,  the Securities  Administrator,  the Trustee and the  Certificateholders to
constitute  and to be treated as a sale of the  Subsequent  Mortgage  Loans by the Seller to the Trust Fund.

            (b)   The Seller,  concurrently  with the  execution and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey to the Trustee without recourse for the benefit of the  Certificateholders  all the right,  title and interest of the Seller in, to and under the  Subsequent  Mortgage  Loan Purchase  Agreement,  dated as of September 30,
2005,  between EMC  Mortgage  Corporation,  as seller,  and the Seller,  as  purchaser  (the
"Purchase Agreement").

      Section 2.  Representations and Warranties; Conditions Precedent.

            (a)   The Seller hereby  confirms that each of the conditions  precedent and the representations  and  warranties  set forth in Section  2.07 of the  Pooling  and  Servicing
Agreement are satisfied as of the date hereof.

            (b)   All terms and  conditions  of the  Pooling  and  Servicing  Agreement  are hereby ratified and confirmed;  provided,  however,  that in the event of any conflict,  the provisions of this Instrument  shall control over the conflicting  provisions of the Pooling and Servicing Agreement.

      Section 3.  Recordation of Instrument.

            To the extent  permitted by  applicable  law, this  Instrument,  or a memorandum thereof if permitted  under  applicable  law, is subject to recordation  in all  appropriate public  offices  for real  property  records  in all of the  counties  or  other  comparable jurisdictions  in which any or all of the properties  subject to the Mortgages are situated, and in any other  appropriate  public recording office or elsewhere,  such recordation to be effected  by the Master  Servicer at the  Certificateholders'  expense on  direction  of the related  Certificateholders,  but only when  accompanied  by an  Opinion  of  Counsel to the effect that such  recordation  materially  and  beneficially  affects the  interests  of the
Certificateholders  or is necessary for the  administration  or servicing of the  Subsequent
Mortgage Loans.

      Section 4.  Governing Law.

            This  Instrument  shall be construed in accordance with the laws of the State of
New  York and the  obligations,  rights  and  remedies  of the  parties  hereunder  shall be determined in accordance  with such laws,  without  giving effect to principles of conflicts of law.

      Section 5.  Counterparts.

            This  Instrument  may  be  executed  in  one  or  more  counterparts  and by the different parties hereto on separate  counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts,  together, shall constitute one and the same instrument.

      Section 6.  Successors and Assigns.

            This  Instrument  shall inure to the  benefit of and be binding  upon the Seller and the Trustee and their respective successors and assigns.

            IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date first above written.

                                    STRUCTURED ASSET MORTGAGE
                                    INVESTMENTS II INC., as Seller

                                    By:
                                         Name:
                                         Title:

                                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

                                    By:
                                         Name:
                                         Title:

                                                                                   EXHIBIT M

                         FORM OF TRUSTEE LIMITED POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that JPMorgan Chase Bank, National Association,  a New
      York banking  corporation,  having a place of business at 4 New York Plaza, 6th Floor,
      New  York,  N.Y.  10004,  as  Trustee  (and in no  personal  or  other  representative capacity)  under the Pooling and Servicing  Agreement,  dated as of September 1, 2005, by and among Structured Asset Mortgage  Investments II Inc., the Trustee,  Wells Fargo
      Bank,  National  Association  and EMC  Mortgage  Corporation  (as  amended,  restated, supplemented  or otherwise  modified from time to time, the  "Agreement";  capitalized terms  not  defined  herein  have  the  definitions  assigned  to  such  terms  in the
      Agreement),  relating to the Bear Stearns  ALT-A Trust 2005-9,  Mortgage  Pass-Through
      Certificates,  Series 2005-9,  hereby appoints  _______________,  in its capacity as a
      Servicer   under  the   Agreement,   as  the   Trustee's   true  and  lawful   Special
      Attorney-in-Fact,  in the  Trustee's  name,  place  and  stead  and for the  Trustee's benefit,  but only in its  capacity  as Trustee  aforesaid,  to  perform  all acts and execute all documents as may be customary,  necessary  and  appropriate  to effectuate the  following  enumerated  transactions  in respect of any  mortgage,  deed of trust, promissory  note or real  estate  owned  from time to time owned  (beneficially  or in title,  whether the Trustee is named therein as mortgagee or beneficiary or has become mortgagee or beneficiary by virtue of endorsement,  assignment or other conveyance) or held by or registered to the Trustee (directly or through custodians or nominees),  or in  respect  of which the  Trustee  has a  security  interest  or other  lien,  all as provided under the applicable  Agreement and only to the extent the respective Trustee has an interest  therein under the Agreement,  and in respect of which the Servicer is acting as servicer pursuant to the Agreement (the "Mortgage Documents").

This appointment shall apply to the following  enumerated  transactions  under the Agreement only:

1.    The  modification  or  re-recording  of any  Mortgage  Document  for  the  purpose  of correcting it to conform to the original  intent of the parties  thereto or to correct title errors  discovered  after  title  insurance  was  issued  and  where  such  modification  or re-recording does not adversely affect the lien under the Mortgage Document as insured.

2.    The  subordination of the lien under a Mortgage  Document to an easement in favor of a public  utility  company or a state or federal  agency or unit with powers of eminent domain including,  without  limitation,  the execution of partial  satisfactions/releases,  partial reconveyances and the execution of requests to trustees to accomplish same.

3.    The  conveyance of the  properties  subject to a Mortgage  Document to the  applicable mortgage insurer,  or the closing of the title to the property to be acquired as real estate so owned, or conveyance of title to real estate so owned.

4.    The completion of loan assumption and  modification  agreements in respect of Mortgage
Documents.

5.    The full or partial  satisfaction/release  of a Mortgage  Document or full  conveyance upon payment and  discharge  of all sums secured  thereby,  including,  without  limitation, cancellation of the related note.

6.    The  assignment of any Mortgage  Document,  in connection  with the  repurchase of the mortgage loan secured and evidenced thereby.

7.    The full  assignment  of a Mortgage  Document  upon payment and  discharge of all sums secured thereby in conjunction with the refinancing thereof, including,  without limitation, the assignment of the related note.

8.    With respect to a Mortgage Document, the foreclosure,  the taking of a deed in lieu of foreclosure,  or the  completion of judicial or  non-judicial  foreclosure  or  termination, cancellation or rescission of any such foreclosure,  including,  without limitation, any and all of the following acts:

a.    the  substitution  of  trustee(s)  serving under a deed of trust,  in accordance  with state law and the deed of trust;

      b.    the preparation and issuance of statements of breach or non-performance;

      c.    the preparation and filing of notices of default and/or notices of sale;

      d.    the cancellation/rescission of notices of default and/or notices of sale;

      e.    the taking of a deed in lieu of foreclosure; and

      f.    the  preparation  and execution of such other  documents and performance of such other  actions as may be necessary  under the terms of the Mortgage  Document or state  law to  expeditiously  complete  said  transactions  in  paragraphs  8(a)
            through 8(e), above.

9.    Demand,  sue for, recover,  collection and receive each and every sum of money,  debt, account and interest (which now is, or hereafter shall become due and payable)  belonging to or claimed by the Trustee under the Mortgage Documents,  and to use or take any lawful means for recovery thereof by legal process or otherwise.

10.   Endorse on behalf of the Trustee  all checks,  drafts  and/or  negotiable  instruments made payable to the Trustee in respect of the Mortgage Documents.

The Trustee  gives the Special  Attorney-in-Fact  full power and  authority  to execute such instruments  and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers  granted by this Limited  Power of Attorney,  subject to the terms and  conditions set forth in the Agreement  including the standard of care  applicable to  servicers  in the  Agreement,  and hereby  does  ratify and  confirm  what such  Special
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

IN WITNESS  WHEREOF,  the Trustee has caused its corporate name and seal to be hereto signed and  affixed and these  presents  to be  acknowledged  by its duly  elected  and  authorized officer this ___ day of ___ , 2005.

                                          JPMorgan      Chase
                                          Bank, National Association, as Trustee

                                          By:
                                          Name:
                                          Title:

WITNESS:                                  WITNESS:

_______________________________                 _______________________________
Name:                                     Name:
Title:                                          Title:

STATE OF NEW YORK
                        SS
COUNTY OF NEW YORK

      On ______________,  2004, before me, the undersigned,  a Notary Public in and for said state,  personally  appeared  __________________,  personally  known to me to be the  person whose name is subscribed to the within instrument,  and such person  acknowledged to me that such person executed the within instrument in such person's  authorized  capacity,  and that by such  signature  on the within  instrument  the entity  upon  behalf of which such person acted executed the instrument.

      WITNESS my hand and official seal.

                                    ______________________________
                                    Notary Public

(1) Please contact Bear, Stearns & Co. Inc. for Acquisition Price.